    As filed with the Securities and Exchange Commission on March 30, 2007

                                Securities Act of 1933 Registration No. 2-80543
                      Investment Company Act of 1940 Registration No. 811-03605
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                      Pre-Effective Amendment No. __                       [ ]

                       Post-Effective Amendment No. 57                     [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 64                           [X]
                       (Check appropriate box or boxes)

                               -----------------

                         NORTHERN INSTITUTIONAL FUNDS
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                            50 South LaSalle Street
                            Chicago, Illinois 60603
                   (Address of Principal Executive Offices)

                                 800-637-1380
             (Registrant's Telephone Number, including Area Code)

                               -----------------

 Name and Address of Agent for Service:             with a copy to:
            Diana E. McCarthy               Linda Hoard, Assistant Secretary
       Drinker Biddle & Reath LLP                      PFPC Inc.
            One Logan Square                   99 High Street, 27th Floor
         18th and Cherry Streets              Boston, Massachusetts 02110
       Philadelphia, Pennsylvania
               19103-6996

                               -----------------

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] on April 1, 2007 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] On (date) pursuant to paragraph (a)(1)

     [ ] 75 days after filing pursuant to paragraph (a)(2)

     [ ] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

       NORTHERN INSTITUTIONAL FUNDS

                                                              EQUITY PORTFOLIOS

.. INTERNATIONAL GROWTH PORTFOLIO

.. INTERNATIONAL EQUITY INDEX PORTFOLIO

.. SMALL COMPANY GROWTH PORTFOLIO

.. SMALL COMPANY INDEX PORTFOLIO

.. MID CAP GROWTH PORTFOLIO

.. FOCUSED GROWTH PORTFOLIO

.. DIVERSIFIED GROWTH PORTFOLIO

.. EQUITY INDEX PORTFOLIO

.. BALANCED PORTFOLIO


                        Prospectus dated April 1, 2007


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE 19809. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.


5     Equity Portfolios

      5     International Growth Portfolio

      6     International Equity Index Portfolio

      7     Small Company Growth Portfolio

      8     Small Company Index Portfolio

      9     Mid Cap Growth Portfolio

      10    Focused Growth Portfolio

      11    Diversified Growth Portfolio

      12    Equity Index Portfolio

      13    Balanced Portfolio

15    Principal Investment Risks

18    Portfolio Performance

      19    International Growth Portfolio

      20    International Equity Index Portfolio

      21    Small Company Growth Portfolio

      22    Small Company Index Portfolio

      23    Mid Cap Growth Portfolio

      24    Focused Growth Portfolio

      25    Diversified Growth Portfolio

      26    Equity Index Portfolio

      27    Balanced Portfolio

28    Broad-Based Securities Market Indices

30    Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

38    Investment Advisers

39    Advisory Fees

40    Portfolio Management

41    Other Portfolio Services


ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

42  Purchasing and Selling Shares

    42  Purchasing Shares

    42  Opening an Account

    43  Selling Shares

44  Account Policies and Other Information

    44  Purchase and Redemption Minimums

    44  Calculating Share Price

    44  Timing of Purchase Requests

    45  Miscellaneous Purchase Information

    45  Timing of Redemption and Exchange Requests

    45  Payment of Redemption Proceeds

    45  Redemption Fees

    46  Miscellaneous Redemption Information

    46  Exchange Privileges

    47  Policies and Procedures on Excessive Trading
        Practices

    48  In-Kind Purchases and Redemptions

    48  Telephone Transactions

    48  Making Changes to Your Account Information

    48  Business Day

    48  Good Order

    49  Customer Identification Program

    49  Early Closings

    49  Emergency Events

    49  Financial Intermediaries

    50  Portfolio Holdings

    50  Shareholder Communications

51  Dividends and Distributions

52  Tax Considerations

   TABLE OF CONTENTS



RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION

55  Risks, Securities and Techniques

    55  Additional Information on Investment Objectives,
        Principal Investment Strategies and Related Risks

    60  Additional Description of Securities and Common
        Investment Techniques

    69  Disclaimers

70  Financial Information

    72  Financial Highlights

FOR MORE INFORMATION

92  Annual/Semiannual Reports

92  Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the portfolio or portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.


This Prospectus describes one balanced and eight equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers other portfolios, including fixed income and money market portfolios, which are described in separate prospectuses.



In addition to the instruments described on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 55 and in the Statement of Additional Information ("Additional Statement"). As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, investment companies including exchange-traded funds ("ETFs"), interests in real estate investment trusts, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   EQUITY PORTFOLIOS


INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of its products.

Although the Portfolio primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, technology securities, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 15 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



                                                              EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE(R) Index.


The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, and in MSCI EAFE Index futures approved by the Commodity Futures Trading Commission ("CFTC").

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the MSCI EAFE Index. Because the Portfolio will have fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Portfolio's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the MSCI EAFE Index within a 0.95 correlation coefficient.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, tracking, currency, country and foreign regulatory risks. See page 15 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SMALL COMPANY GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell 2000(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of December 31, 2006, the market capitalization of the companies in the Russell 2000 Index was between $68 million and $3.05 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of companies in the Russell 2000 Index. The Portfolio is not limited to the stocks in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

.. Debt to equity ratio;

.. Market share and competitive leadership of its products;

.. Earnings growth relative to relevant competitors; and

.. Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Frank Russell Company ("Russell") does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, small cap stock, technology securities, IPO and portfolio turnover risks. See page 15 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



                                                              EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.


The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000(R) Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. Companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of December 31, 2006, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $68 million and $3.05 billion.


Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Russell 2000 Index, and in Russell 2000 Index futures approved by the CFTC.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Portfolio will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, tracking, small cap stock and technology securities risks. See page 15 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of December 31, 2006, the market capitalization of the companies in the Russell Midcap Index was between $1.18 billion and $21.43 billion. The size of companies in such Russell Midcap Index changes with market conditions. In addition, changes to the composition of the Russell Midcap Index can change the market capitalization range of companies in the Russell Midcap Index. The Portfolio is not limited to the stocks included in the Russell Midcap Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

.. Debt to equity ratio;

.. Market share and competitive leadership of its products;

.. Earnings growth relative to relevant competitors; and

.. Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in IPOs.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Russell does not endorse any stock in the Russell Midcap Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, mid cap stock, technology securities, IPO, and portfolio turnover risks. See page 15 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



                                                              EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of its products.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, technology securities and portfolio turnover risks. See page 15 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of its products.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, technology securities and portfolio turnover risks. See page 15 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



                                                              EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500 Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index tend to be industry leaders within the U.S. economy as determined by Standard and Poor's Rating Services ("S&P"). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of December 31, 2006, the approximate market capitalization range of companies included in the S&P 500 Index was between $1.41 billion and $446.94 billion.


S&P does not endorse any stock in the S&P 500 Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the S&P 500 Index, and in S&P 500 Index futures approved by the CFTC.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500 Index. Because the Portfolio will have fees and transaction expenses (while the S&P 500 Index has none), returns are likely to be below those of the S&P 500 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, tracking and technology securities risks. See page 15 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation and current income, the Portfolio, under normal circumstances, will invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment managers' analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

When investing in equity securities, the Portfolio generally invests in a broad mix of companies. Such companies generally have market capitalizations in excess of $1 billion. Using fundamental research and quantitative analysis, the investment management team buys equity securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The investment team also may sell securities in response to market conditions in order to maintain the desired equity securities composition in light of the Portfolio's investment objective and strategies. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of its products.

Although the Portfolio primarily invests in the equity securities of U.S. issuers, it may make limited investments in the equity securities of foreign issuers.

In buying and selling securities for the fixed income portion of the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the investment management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio invests in a broad range of fixed income securities, including:


.. Obligations of the U.S. government or its agencies or instrumentalities and repurchase agreements collateralized by such obligations;


.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities; and

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations.


Although the Portfolio primarily invests the fixed income portion of its investments in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") or of comparable quality), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").



                                                              EQUITY PORTFOLIOS

The dollar-weighted average maturity of the fixed income portion of the Portfolio, under normal circumstances, will range between two and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, high-yield, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, and portfolio turnover risks. See page 15 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in the "Risks, Securities and Techniques" section beginning on page 55 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk that will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio. AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
  The following summarizes the principal risks that apply to the Portfolios.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO ALL PORTFOLIOS

Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.


Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell securities of small and mid-sized companies, unusual market conditions, an unusually high volume of redemption requests or other reasons.

Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Portfolio holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolios may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.



Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Portfolios may use derivatives to enhance returns or hedge against market declines.


RISKS THAT APPLY PRIMARILY TO THE BALANCED PORTFOLIO


High-yield risk may impact the value of non-investment grade fixed income and convertible securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Portfolio may not achieve the expected return from non-investment grade fixed income and convertible securities and that its share price may be adversely affected by declines in the value of these securities.


Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities.

Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to


                                                              EQUITY PORTFOLIOS
decline in value. Investment grade fixed income securities generally are believed to have relatively low degrees of credit risk.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Structured securities risk is the risk that loss may result from the Portfolio's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the value of specific currencies, commodities, securities, indices or other financial indicators. For these reasons structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured securities may adversely affect the Portfolio's net asset value. In some cases, it is possible that a Portfolio may suffer a total loss on its investment in a structured security.

RISK THAT APPLIES TO THE INTERNATIONAL EQUITY INDEX, SMALL COMPANY INDEX AND EQUITY INDEX PORTFOLIOS

Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.



RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH AND SMALL COMPANY INDEX PORTFOLIOS


Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of a Portfolio's investments. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects. Securities of small companies may lack sufficient market liquidity to enable a Portfolio to effect sales at an advantageous time or without a substantial drop in price. Generally the smaller the company size, the greater the risk.


RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH PORTFOLIO

Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL GROWTH, SMALL COMPANY GROWTH, SMALL COMPANY INDEX, MID CAP GROWTH, FOCUSED GROWTH, DIVERSIFIED GROWTH AND EQUITY INDEX PORTFOLIOS

Technology securities risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH AND MID CAP GROWTH PORTFOLIOS

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As a Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance.

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL GROWTH AND INTERNATIONAL EQUITY INDEX PORTFOLIOS

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL GROWTH PORTFOLIO


Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL GROWTH, SMALL COMPANY GROWTH, MID CAP GROWTH, FOCUSED GROWTH, DIVERSIFIED GROWTH AND BALANCED PORTFOLIOS

Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios exceeded 100%. Additional information on the Portfolios' portfolio turnover is provided in "Financial Highlights" beginning on page 72 of this Prospectus and in the Additional Statement.

More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Portfolio.



                                                              EQUITY PORTFOLIOS

   PORTFOLIO PERFORMANCE


  EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES--CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S CLASS A SHARES FROM YEAR TO YEAR, AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO'S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 28.



  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.


  Class C Shares and Class D Shares of a Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception also will differ according to the inception date for each class. As of the date of this Prospectus, no Class C Shares of the International Growth, International Equity Index, Small Company Growth, Small Company Index and Diversified Growth Portfolios were outstanding.


  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

--------------------------------------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INTERNATIONAL GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                      [CHART]


  1997    1998   1999   2000    2001     2002     2003     2004    2005   2006
  ------ ------ ------  -----   ------  ------   ------   ------  ------  -----
  6.48%  24.54% 35.35% (8.95)% (26.32)% (16.95)% 42.97%   17.52%  11.58%  25.33%



  BEST AND WORST QUARTERLY PERFORMANCE
  (for the periods shown in the bar chart)

  BEST QUARTER RETURN    Q4  1998     19.00%
  WORST QUARTER RETURN   Q3  2002   (18.72)%





AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------
                                                                     Inception                          Since
                                                                       Date     1-Year 5-Year 10-Year Inception
---------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                           3/28/94   25.33% 14.30%  8.92%    7.61%
---------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                     24.58% 14.02%  7.04%    5.89%
        Return after taxes on distributions and sale of portfolio               17.39% 12.52%  6.70%    5.63%
        shares
MSCI EAFE(R) Index*                                                             26.34% 14.98%  7.71%    7.30%
---------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                          11/16/94** 24.76% 13.84%  8.69%    7.36%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE Index*                                                                26.34% 14.98%  7.71%    7.86%
---------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.
**For Class D Shares, performance from August 23, 1999 through June 14, 2001 is that of Class A, as no Class D
Shares were outstanding duringsuch period. Because the fees and expenses of Class D Shares are higher than those of Class A Shares, actual performance would have been lower ifthese higher fees and expenses had been taken into account.



                                                              EQUITY PORTFOLIOS

   INTERNATIONAL EQUITY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)*


                                    [CHART]

 1998    1999    2000     2001     2002     2003    2004    2005    2006
------  ------  -------- -------  -------  ------  ------  ------  ------
18.92%  26.06%  (14.36)% (21.22)% (16.25)% 38.90%  21.04%  13.18%  26.13%

*The returns in the bar chart do not reflect the special transaction fee which was charged on the purchase of shares prior to April 1, 2005.
If they did reflect such fee, returns would be less than those shown.

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  1998     19.84%
WORST QUARTER RETURN   Q3  2002   (19.77)%




AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                     Inception                 Since
                                                                       Date    1-Year 5-Year Inception
------------------------------------------------------------------------------------------------------
Class A Return before taxes                                            4/1/97  26.13% 14.99%   8.23%
------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    23.09% 13.97%   7.20%
        Return after taxes on distributions                                    19.73% 12.89%   6.81%
        and sale of portfolio shares
MSCI EAFE Index**                                                              26.34% 14.98%   8.09%
------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           10/5/98  25.66% 14.54%   9.08%
------------------------------------------------------------------------------------------------------
MSCI EAFE Index**                                                              26.34% 14.98%   9.26%
------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
**The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   SMALL COMPANY GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                       [CHART]

    2000      2001        2002      2003     2004    2005     2006
   --------  --------   --------   -------  ------  ------   ------
   (11.76)%  (21.52)%   (25.91)%   36.50%   5.22%   7.68%    17.12%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   BEST QUARTER RETURN    Q2  2003     20.98%
   WORST QUARTER RETURN   Q1  2001   (23.69)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                     Inception                 Since
                                                                       Date    1-Year 5-Year Inception
------------------------------------------------------------------------------------------------------
Class A Return before taxes                                           12/1/99  17.12% 6.06%    0.92%
------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    17.12% 6.06%    0.92%
        Return after taxes on distributions and sale of portfolio              11.13% 5.24%    0.79%
        shares
Russell 2000(R) Growth Index*                                                  13.34% 6.93%    2.09%
------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           6/13/02  16.59%   N/A    8.48%
------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index*                                                     13.34% 6.93%    9.99%
------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                              EQUITY PORTFOLIOS

   SMALL COMPANY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)*


                                        [CHART]




   1997     1998      1999      2000     2001     2002       2003      2004     2005     2006
   ------   ------    ------   -------   ------   --------   -------   ------   -----    -----
   22.13%   (2.80)%   20.18%   (3.24)%   2.19%    (20.55)%   47.07%    18.31%   4.36%    18.30%



   *The returns in the bar chart do not reflect the special transaction fee which was charged on the purchase of shares prior to April 1, 2005.
   If they did reflect such fee, returns would be less than those shown.


   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)


   BEST QUARTER RETURN    Q2  2003     23.45%
   WORST QUARTER RETURN   Q3  2002   (21.31)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------
                                                                     Inception                          Since
                                                                       Date    1-Year 5-Year  10-Year Inception
---------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                           1/11/93  18.30% 11.28%   9.18%   10.64%
---------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    18.06% 11.00%   7.57%    8.69%
        Return after taxes on distributions                                    11.96%  9.71%   7.07%    8.23%
        and sale of portfolio shares
Russell 2000(R) Index**                                                        18.37% 11.39%   9.44%   10.99%
---------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           12/8/94  17.82% 10.91%   8.70%   11.22%
---------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                                           18.37% 11.39%   9.44%   11.64%
---------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
**The Index figures do not reflect any fees, expenses or taxes.





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   MID CAP GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                       [CHART]

    2000      2001        2002     2003     2004     2005     2006
   --------  --------   --------  ------   -------  ------   ------
   12.90%    (17.36)%   (20.04)%  31.77%   10.48%   6.26%    5.96%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   BEST QUARTER RETURN    Q1  2000     23.90%
   WORST QUARTER RETURN   Q3  2001   (19.24)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                     Inception                 Since
                                                                       Date    1-Year 5-Year Inception
------------------------------------------------------------------------------------------------------
Class A Return before taxes                                          12/31/99   5.96% 5.56%    2.92%
------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                     5.93% 5.55%    2.91%
        Return after taxes on distributions                                     3.90% 4.80%    2.51%
        and sale of portfolio shares
Russell Midcap(R) Growth Index*                                                10.66% 8.21%    0.64%
------------------------------------------------------------------------------------------------------
Class C Return before taxes                                            4/4/01   5.60% 5.29%    6.07%
------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index*                                                   10.66% 8.21%    8.30%
------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           1/29/01   5.37% 5.10%    1.28%
------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index*                                                   10.66% 8.21%    1.95%
------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                              EQUITY PORTFOLIOS

   FOCUSED GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]

1997   1998    1999    2000    2001      2002      2003    2004   2005   2006
------ ------  ------  ------- --------  -------  ------  -----  -----   -----
33.66% 36.50%  34.78%  (3.46)% (24.72)%  (26.16)%  20.40%  4.76%  3.90%  9.15%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  1998     27.60%
WORST QUARTER RETURN   Q1  2001   (19.00)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
--------------------------------------------------------------------------------------------------------------
                                                                     Inception                         Since
                                                                       Date    1-Year 5-Year 10-Year Inception
--------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                            7/1/93  9.15%  1.10%   6.56%    7.58%
--------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    9.03%  1.04%   5.20%    6.21%
        Return after taxes on distributions and sale of portfolio              6.03%  0.92%   5.20%    6.09%
        shares
Russell 1000(R) Growth Index*                                                  9.07%  2.69%   5.44%    8.76%
--------------------------------------------------------------------------------------------------------------
Class C Return before taxes                                           6/14/96  8.78%  0.75%   6.25%    6.22%
--------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index*                                                     9.07%  2.69%   5.44%    6.09%
--------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           12/8/94  8.74%  0.71%   6.15%    8.51%
--------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index*                                                     9.07%  2.69%   5.44%    9.27%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DIVERSIFIED GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                      [CHART]


   1997      1998     1999     2000      2001      2002     2003     2004    2005    2006
   ------    ------   ------   -------   -------   ------   ------   -----   -----   -----
   31.30%    34.96%   22.82%   (6.05)%   (16.42)%  (22.98)% 25.39%   8.25%   6.18%   10.29%


   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   BEST QUARTER RETURN    Q4  1998     24.46%
   WORST QUARTER RETURN   Q3  2002   (17.57)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
--------------------------------------------------------------------------------------------------------------
                                                                     Inception                         Since
                                                                       Date    1-Year 5-Year 10-Year Inception
--------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                           1/11/93  10.29% 4.13%   7.66%    8.38%
--------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                     8.99% 3.39%   5.10%    6.11%
        Return after taxes on distributions and sale of portfolio               8.19% 3.38%   5.83%    6.52%
        shares
S&P 500(R) Index*                                                              15.80% 6.19%   8.43%   10.86%
--------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           9/14/94   9.70% 3.69%   7.22%    8.69%
--------------------------------------------------------------------------------------------------------------
S&P 500 Index*                                                                 15.80% 6.19%   8.43%   11.19%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.





                                                              EQUITY PORTFOLIOS

   EQUITY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)



                                       [CHART]

   1997     1998     1999     2000     2001     2002     2003    2004   2005   2006
   ------   ------   ------   -------  -------  -------  ------  -----  -----  -----
   32.72%   28.28%   20.61%   (9.18)%  (12.05)% (22.32)% 28.50%  10.67% 4.70%  15.57%


   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   BEST QUARTER RETURN    Q4  1998     21.22%
   WORST QUARTER RETURN   Q3  2002    (17.30)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
--------------------------------------------------------------------------------------------------------------
                                                                     Inception                         Since
                                                                       Date    1-Year 5-Year 10-Year Inception
--------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                           1/11/93  15.57% 5.98%   8.17%   10.74%
--------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    14.38% 5.19%   6.54%    9.02%
        Return after taxes on distributions and sale of portfolio              11.49% 4.92%   6.55%    8.82%
        shares
S&P 500 Index*                                                                 15.80% 6.19%   8.43%   10.86%
--------------------------------------------------------------------------------------------------------------
Class C Return before taxes                                           9/28/95  15.31% 5.74%   7.92%    9.47%
--------------------------------------------------------------------------------------------------------------
S&P 500 Index*                                                                 15.80% 6.19%   8.43%   10.01%
--------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           9/14/94  15.11% 5.57%   7.77%   10.71%
--------------------------------------------------------------------------------------------------------------
S&P 500 Index*                                                                 15.80% 6.19%   8.43%   11.19%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   BALANCED PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                       [CHART]


   1997    1998     1999     2000    2001     2002      2003     2004     2005     2006
   -----   ------   ------   -----   ------   -------   ------   ------   ------   ------
   20.21%  22.37%   12.76%   0.98%   (4.75)%  (9.59)%   16.38%   5.55%    4.51%    7.62%


   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   BEST QUARTER RETURN    Q4  1998     13.43%
   WORST QUARTER RETURN   Q3  2002     (7.74)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
--------------------------------------------------------------------------------------------------------------
                                                                     Inception                         Since
                                                                       Date    1-Year 5-Year 10-Year Inception
--------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                            7/1/93   7.62% 4.55%   7.14%    7.46%
--------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                     6.35% 3.64%   5.38%    5.79%
        Return after taxes on distributions                                     5.77% 3.53%   5.37%    5.69%
        and sale of portfolio shares
Lehman Brothers IntermediateU.S. Government/Credit Index*                       4.08% 4.53%   5.81%    5.72%
S&P 500 Index*                                                                 15.80% 6.19%   8.43%   10.88%
Composite Index*                                                               10.46% 5.58%   7.48%    8.73%
--------------------------------------------------------------------------------------------------------------
Class C Return before taxes                                          12/29/95   7.36% 4.31%   6.90%    7.26%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers IntermediateU.S. Government/Credit Index*                       4.08% 4.53%   5.81%    5.74%
S&P 500 Index*                                                                 15.80% 6.19%   8.43%    9.67%
Composite Index*                                                               10.46% 5.58%   7.48%    8.08%
--------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           2/20/96   7.26% 4.14%   6.73%    7.00%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers IntermediateU.S. Government/Credit Index*                       4.08% 4.53%   5.81%    5.63%
S&P 500 Index*                                                                 15.80% 6.19%   8.43%    9.39%
Composite Index*                                                               10.46% 5.58%   7.48%    7.98%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.





                                                              EQUITY PORTFOLIOS

   BROAD-BASED SECURITIES MARKET INDICES


The Composite Index consists of 55% S&P 500 Index, 40% Lehman Brothers Intermediate U.S. Government/Credit Index and 5% 91-day T-bills.

The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index as of December 31, 2006.

The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000 Index as of December 31, 2006.


The Russell 2000(R) Growth Index is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.


The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of December 31, 2006.

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index as of December 31, 2006.

The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


The S&P 500 Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                              EQUITY PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder service agent and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 44.)


                           -----------------------------------------------------------------------------------
                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           -----------------------------------------------------------------------------------
                                                                             Maximum Sales
                              Maximum         Additional                     Charge (Load)
                            Sales Charge  Transactional Fees     Maximum      Imposed on
                           (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio                   on Purchases   amount invested)   Charge (Load)  Distributions Fees/(1)/    Fees
--------------------------------------------------------------------------------------------------------------
International Growth
  Class A                       None             None              None          None        2.00%      None
  Class C*                      None             None              None          None        2.00%      None
  Class D                       None             None              None          None        2.00%      None
--------------------------------------------------------------------------------------------------------------
International Equity Index
  Class A                       None             None              None          None        2.00%      None
  Class C*                      None             None              None          None        2.00%      None
  Class D                       None             None              None          None        2.00%      None
--------------------------------------------------------------------------------------------------------------
Small Company Growth
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Small Company Index
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth
  Class A                       None             None              None          None         None      None
  Class C                       None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Focused Growth
  Class A                       None             None              None          None         None      None
  Class C                       None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------



  *As of the date of the Prospectus, no shares of this class are issued and outstanding.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------------------------------------


                                                                                       Total Annual
Management Distribution    Other      Service Agent Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses/(2)/     Fees           Fees          Expenses        Expenses/(3)/
---------------------------------------------------------------------------------------------------------
  0.90%        None        0.30%           None          0.01%           0.29%             1.20%
  0.90%        None        0.54%          0.15%          0.10%           0.29%             1.44%
  0.90%        None        0.69%          0.25%          0.15%           0.29%             1.59%
---------------------------------------------------------------------------------------------------------
  0.25%        None        0.33%           None          0.01%           0.32%             0.58%
  0.25%        None        0.57%          0.15%          0.10%           0.32%             0.82%
  0.25%        None        0.72%          0.25%          0.15%           0.32%             0.97%
---------------------------------------------------------------------------------------------------------
  0.95%        None        2.26%           None          0.01%           2.25%             3.21%
  0.95%        None        2.50%          0.15%          0.10%           2.25%             3.45%
  0.95%        None        2.65%          0.25%          0.15%           2.25%             3.60%
---------------------------------------------------------------------------------------------------------
  0.20%        None        0.33%           None          0.01%           0.32%             0.53%
  0.20%        None        0.57%          0.15%          0.10%           0.32%             0.77%
  0.20%        None        0.72%          0.25%          0.15%           0.32%             0.92%
---------------------------------------------------------------------------------------------------------
  0.90%        None        0.78%           None          0.01%           0.77%             1.68%
  0.90%        None        1.02%          0.15%          0.10%           0.77%             1.92%
  0.90%        None        1.17%          0.25%          0.15%           0.77%             2.07%
---------------------------------------------------------------------------------------------------------
  0.85%        None        0.21%           None          0.01%           0.20%             1.06%
  0.85%        None        0.45%          0.15%          0.10%           0.20%             1.30%
  0.85%        None        0.60%          0.25%          0.15%           0.20%             1.45%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------



                                                              EQUITY PORTFOLIOS

                   -----------------------------------------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   -----------------------------------------------------------------------------------
                                                                     Maximum Sales
                      Maximum         Additional                     Charge (Load)
                    Sales Charge  Transactional Fees     Maximum      Imposed on
                   (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio           on Purchases   amount invested)   Charge (Load)  Distributions    Fees      Fees
------------------------------------------------------------------------------------------------------
Diversified Growth
  Class A               None             None              None          None         None      None
  Class C*              None             None              None          None         None      None
  Class D               None             None              None          None         None      None
------------------------------------------------------------------------------------------------------
Equity Index/(4)/
  Class A               None             None              None          None         None      None
  Class C               None             None              None          None         None      None
  Class D               None             None              None          None         None      None
------------------------------------------------------------------------------------------------------
Balanced
  Class A               None             None              None          None         None      None
  Class C               None             None              None          None         None      None
  Class D               None             None              None          None         None      None
------------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------



  *As of the date of the Prospectus, no shares of this class are issued and outstanding.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------------------------------
                                                                      Other      Total Annual
Management Distribution    Other      Service Agent Transfer Agency Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses/(2)/     Fees           Fees       Expenses     Expenses/(3)/
---------------------------------------------------------------------------------------------------
  0.75%        None        0.40%           None          0.01%        0.39%          1.15%
  0.75%        None        0.64%          0.15%          0.10%        0.39%          1.39%
  0.75%        None        0.79%          0.25%          0.15%        0.39%          1.54%
---------------------------------------------------------------------------------------------------
  0.10%        None        0.14%           None          0.01%        0.13%          0.24%
  0.10%        None        0.38%          0.15%          0.10%        0.13%          0.48%
  0.10%        None        0.53%          0.25%          0.15%        0.13%          0.63%
---------------------------------------------------------------------------------------------------
  0.60%        None        0.19%           None          0.01%        0.18%          0.79%
  0.60%        None        0.43%          0.15%          0.10%        0.18%          1.03%
  0.60%        None        0.58%          0.25%          0.15%        0.18%          1.18%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------



                                                              EQUITY PORTFOLIOS

FOOTNOTES


/1/The International Growth and International Equity Index Portfolios have a redemption fee on shares sold or exchanged (as a percentage of amount redeemed) within 30 days of purchase.

/2/"Other Expenses" are comprised of three sub-categories: "Service Agent
   Fees," "Transfer Agency Fees" and "Other Operating Expenses." "Other Operating Expenses" include co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.15% of the average daily net assets of each of the International Growth and International Equity Index Portfolios, and 0.10% of the average daily net assets of each other Portfolio. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. Under the Co-Administration Agreement with the Trust, which may be amended by the Trust's Board of Trustees without shareholder approval, Northern Trust Investments, N.A. ("NTI"), as a Co-Administrator, has agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) ("Other Operating Expenses") that exceed on an annualized basis 0.25% of the International Growth and International Equity Index Portfolios' average daily net assets and 0.10% of each other Portfolio's average daily net assets. In addition, NTI as a Co-Administrator has voluntarily agreed to reimburse an additional 0.10% of the International Equity Index Portfolio's Other Operating Expenses.



/3/The Investment Advisers have voluntarily agreed to waive a portion of their management fees, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios as a result of the contractual and voluntary expense reimbursements discussed in footnote 2. The Investment Advisers' voluntary fee waivers and the Co-Administrators' voluntary reimbursements may be modified, terminated or implemented at any time at the option of the Investment Advisers or Co-Administrators to the Portfolios. When this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.

/4/For the Equity Index Portfolio the "Total Annual Portfolio Operating
   Expenses" have been restated to reflect reduced contractual management fee rates effective April 1, 2006.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                           ----------------------------------------------------
                           TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES --
                           AFTER VOLUNTARY FEE WAIVERS AND VOLUNTARY AND
                           CONTRACTUAL REIMBURSEMENTS
                           (see footnote 3 on page 34)
                           ----------------------------------------------------
                                                               Total Annual
                           Management Distribution  Other   Portfolio Operating
Portfolio                     Fees    (12b-1) Fees Expenses      Expenses
-------------------------------------------------------------------------------
International Growth
 Class A                     0.80%        None      0.26%          1.06%
 Class C*                    0.80%        None      0.50%          1.30%
 Class D                     0.80%        None      0.65%          1.45%
-------------------------------------------------------------------------------
International Equity Index
 Class A                     0.25%        None      0.16%          0.41%
 Class C*                    0.25%        None      0.40%          0.65%
 Class D                     0.25%        None      0.55%          0.80%
-------------------------------------------------------------------------------
Small Company Growth
 Class A                     0.80%        None      0.12%          0.92%
 Class C*                    0.80%        None      0.36%          1.16%
 Class D                     0.80%        None      0.51%          1.31%
-------------------------------------------------------------------------------
Small Company Index
 Class A                     0.20%        None      0.11%          0.31%
 Class C*                    0.20%        None      0.35%          0.55%
 Class D                     0.20%        None      0.50%          0.70%
-------------------------------------------------------------------------------
Mid Cap Growth
 Class A                     0.80%        None      0.11%          0.91%
 Class C                     0.80%        None      0.35%          1.15%
 Class D                     0.80%        None      0.50%          1.30%
-------------------------------------------------------------------------------
Focused Growth
 Class A                     0.75%        None      0.11%          0.86%
 Class C                     0.75%        None      0.35%          1.10%
 Class D                     0.75%        None      0.50%          1.25%
-------------------------------------------------------------------------------
Diversified Growth
 Class A                     0.65%        None      0.11%          0.76%
 Class C*                    0.65%        None      0.35%          1.00%
 Class D                     0.65%        None      0.50%          1.15%
-------------------------------------------------------------------------------
Equity Index
 Class A                     0.10%        None      0.11%          0.21%
 Class C                     0.10%        None      0.35%          0.45%
 Class D                     0.10%        None      0.50%          0.60%
-------------------------------------------------------------------------------
Balanced
 Class A                     0.50%        None      0.11%          0.61%
 Class C                     0.50%        None      0.35%          0.85%
 Class D                     0.50%        None      0.50%          1.00%
-------------------------------------------------------------------------------

                           ----------------------------------------------------



  *As of the date of the Prospectus, no shares of this class are issued and outstanding.



                                                              EQUITY PORTFOLIOS

EXAMPLE


The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                      -------------------------------

           Portfolio                  1 Year 3 Years 5 Years 10 Years
           ----------------------------------------------------------
           International Growth
            Class A                    $122    $381    $660   $1,455
            Class C*                   $147    $456    $787   $1,724
            Class D                    $162    $502    $866   $1,889
           ----------------------------------------------------------
           International Equity Index
            Class A                     $59    $186    $324     $726
            Class C*                    $84    $262    $455   $1,014
            Class D                     $99    $309    $536   $1,190
           ----------------------------------------------------------
           Small Company Growth
            Class A                    $324    $989  $1,678   $3,512
            Class C*                   $348  $1,059  $1,793   $3,730
            Class D                    $363  $1,103  $1,864   $3,862
           ----------------------------------------------------------
           Small Company Index
            Class A                     $54    $170    $296     $665
            Class C*                    $79    $246    $428     $954
            Class D                     $94    $293    $509   $1,131
           ----------------------------------------------------------
           Mid Cap Growth
            Class A                    $171    $530    $913   $1,987
            Class C                    $195    $603  $1,037   $2,243
            Class D                    $210    $649  $1,114   $2,400
           ----------------------------------------------------------
           Focused Growth
            Class A                    $108    $337    $585   $1,294
            Class C                    $132    $412    $713   $1,568
            Class D                    $148    $459    $792   $1,735
           ----------------------------------------------------------
           Diversified Growth
            Class A                    $117    $365    $633   $1,398
            Class C*                   $142    $440    $761   $1,669
            Class D                    $157    $486    $839   $1,834
           ----------------------------------------------------------

                                      -------------------------------



  *As of the date of the Prospectus, no shares of this class are issued and outstanding.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                               -------------------------------

                  Portfolio    1 Year 3 Years 5 Years 10 Years
                  --------------------------------------------
                  Equity Index
                   Class A       $25    $77    $135      $306
                   Class C       $49   $154    $269      $604
                   Class D       $64   $202    $351      $786
                  --------------------------------------------
                  Balanced
                   Class A       $81   $252    $439      $978
                   Class C      $105   $328    $569    $1,259
                   Class D      $120   $375    $649    $1,432
                  --------------------------------------------

                               -------------------------------





                                                              EQUITY PORTFOLIOS

   INVESTMENT ADVISERS


Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") (each an "Investment Adviser" and collectively, the "Investment Advisers"), each a direct subsidiary of TNTC, serve jointly as the Investment Advisers of the International Growth and Balanced Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


Under the Advisory Agreement with Northern Institutional Funds, each Investment Adviser, subject to the general supervision of Northern Institutional Funds' Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   ADVISORY FEES


As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2006.


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary fee waivers in the future at their discretion.

A discussion regarding the Board of Trustees' basis for approving the Portfolios' Advisory Agreements is available in the Portfolios' semiannual report to shareholders for the six-month period ending May 31.

                                     --------------------------------
                                                     Advisory Fee
                                     Contractual Paid for Fiscal Year
          Portfolio                     Rate       Ended 11/30/2006
          -----------------------------------------------------------
          International Growth          0.90%           0.80%
          -----------------------------------------------------------
          International Equity Index    0.25%           0.25%
          -----------------------------------------------------------
          Small Company Growth          0.95%           0.80%
          -----------------------------------------------------------
          Small Company Index           0.20%           0.20%
          -----------------------------------------------------------
          Mid Cap Growth                0.90%           0.80%
          -----------------------------------------------------------
          Focused Growth                0.85%           0.75%
          -----------------------------------------------------------
          Diversified Growth            0.75%           0.65%
          -----------------------------------------------------------
          Equity Index                  0.10%*          0.10%
          -----------------------------------------------------------
          Balanced                      0.60%           0.50%
          -----------------------------------------------------------

                                     --------------------------------




  *Prior to April 1, 2006, the contractual rate for the Equity Index Portfolio was 0.20%.



                                                              EQUITY PORTFOLIOS

   PORTFOLIO MANAGEMENT

  BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE PORTFOLIOS.

--------------------------------------------------------------------------------


Unless otherwise provided below, for any Portfolio with more than one manager, each manager has full and joint responsibility for managing the Portfolio with no restrictions or limitations on such manager's role.

The managers for the Balanced Portfolio are John S. Cole and Colin A. Robertson, both Senior Vice Presidents of Northern Trust. Mr. Cole has had such responsibility since March 2007 and Mr. Robertson has had such responsibility since September 2002. Mr. Cole joined Northern Trust in 2005. From 1997 to 2005, Mr. Cole was with Lincoln Equity Management, LLC. From 2003 to 2005, he served as the Chief Operating Officer and Managing Director and during the past five years he has managed various equity portfolios. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios.

The manager for the Diversified Growth Portfolio is John S. Cole, Senior Vice President of Northern Trust. Mr. Cole has had such responsibility since July 2005.

The managers for the Equity Index and the Small Company Index Portfolios are Chad M. Rakvin, Senior Vice President of Northern Trust, and Brent Reeder, Vice President of Northern Trust. Mr. Rakvin has had such responsibility since September 2005, and Mr. Reeder since November 2006. Mr. Rakvin joined Northern Trust in 2004, and has been a member of the quantitative management group for domestic index products. Immediately prior to joining Northern, Mr. Rakvin was an independent consultant to institutional money managers and financial services companies as well as an author of proprietary research and white papers. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.

The managers for the Focused Growth Portfolio are John S. Cole and Robert N. Streed, both Senior Vice Presidents of Northern Trust. Mr. Cole has had such responsibility since September 2005 and Mr. Streed since December 2002.
Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The managers for the International Equity Index Portfolio are Steven R. Wetter, Senior Vice President of Northern Trust, and Shaun Murphy, Vice President of Northern Trust. Mr. Wetter has had such responsibility since March 2005 and Mr. Murphy since November 2006. Mr. Wetter has been a member of the management teams of various equity portfolios since joining Northern Trust in 2003. From 1999 to 2003, Mr. Wetter was with Deutsche Asset Management where he managed various quantitative equity portfolios. Since joining Northern Trust in June 2004, Mr. Murphy has also managed quantitative equity portfolios. From 1997 to 2003, Mr. Murphy was a portfolio manager with State Street Global Advisors.

The managers for the International Growth Portfolio are Stephen Dowds, Senior Vice President of Northern Trust, and Diane E. Jones, Vice President of Northern Trust. Mr. Dowds has had such responsibility since February 2005, and Ms. Jones since November 2002. Mr. Dowds joined Northern Trust in March 2004. From 1995 to 2004, Mr. Dowds was Chief Investment Officer at Dryden Capital Management (a division of Prudential-Bache International). Ms. Jones joined Northern Trust in August 2000 and has managed various equity portfolios during the past five years.

The manager for the Mid Cap Growth Portfolio is David P. Kalis, Senior Vice President of Northern Trust. Mr. Kalis has had such responsibility since joining Northern Trust in November 2006. From 1995 to 2006, Mr. Kalis was a partner in the equity research group at Segall Bryant & Hamill Investment Counsel.

The manager for the Small Company Growth Portfolio is Matthew Peron, Senior Vice President of Northern Trust. Mr. Peron has had such responsibility since March 2007. Mr. Peron joined Northern Trust in November 2005. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed income and equity derivatives risk manager of Bank One. From 1997 to 2002, he was an equity portfolio manager and quantitative analyst at Lincoln Capital Management.


Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Portfolios is available in the Additional Statement.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered portfolios that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                              EQUITY PORTFOLIOS

   PURCHASING AND SELLING SHARES


PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and


.. Corporations, partnerships, business trusts, and other institutions and organizations; and

.. Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.


The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").


Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.


Class C Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.


Different shareholder service agent and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 30). In addition, any person entitled to receive compensation for servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.


OPENING AN ACCOUNT


You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust's trust/custody account platform.


Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the "Opening An Account" section of this Prospectus.

For your convenience, there are a number of ways to invest directly in the
Portfolios:

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.


.. Include a certified corporate resolution or other acceptable evidence of authority (if applicable).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, certified corporate resolution (if applicable) and completed
  New Account Application to:


 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER

To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of shares, call the Northern
  Institutional Funds Center at 800/637-1380.

To add to an existing account:

.. Have your bank wire federal funds or effect an ACH transfer to:

 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio account number)
 (Reference Shareholder's Name)


SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your account number

.. The name of the Portfolio

.. The number of shares or the dollar amount to be redeemed

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."

BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given prior authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


                                                              EQUITY PORTFOLIOS

   ACCOUNT POLICIES AND OTHER INFORMATION

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of the Portfolio's outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolios' investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Portfolio are valued at their amortized cost which, according to the Investment Advisers, approximates market value.


A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.


Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Portfolio(s) provided that one of the following occurs:

.. The Transfer Agent receives payment by 3:00 p.m. Central time on the same
  Business Day;


.. The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Institutional Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day depending on the terms of the Trust's agreement with the intermediary; or

.. Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Portfolio(s), provided that payment is made as noted above. If an Institution pays for


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

Miscellaneous Purchase Information.
.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 49.

.. Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day's closing share price for the applicable Portfolio(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day's closing share price for the applicable Portfolio(s) (less any applicable redemption fee).



Payment of Redemption Proceeds. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed on page 46 under "Miscellaneous Redemption Information."

Redemption Fees. The International Growth and International Equity Index Portfolios charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolio from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of a Portfolio. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.


The Portfolios are authorized to waive the redemption fee for the following transactions:

.. Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Portfolios that they are unable to impose a redemption fee on their underlying Customer accounts;

.. Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

.. Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

.. Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

.. Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;


                                                              EQUITY PORTFOLIOS

.. Redemptions to satisfy minimum required distributions from retirement accounts;

.. Redemptions representing the return of excess contributions in retirement accounts; and

.. Redemptions initiated by the Portfolios.


In addition to the circumstances noted above, each Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Portfolio, to the extent permitted by law. In addition, each Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Portfolios are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their Customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Portfolio will not receive the redemption fees. If Portfolio shares are redeemed by a financial intermediary at the direction of its Customers, the Portfolio may not know whether a redemption fee is applicable or the identity of the Customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's method for tracking and calculating the redemption fee may differ in some respects from that used by the Portfolios. Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Portfolio. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.



Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


.. The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 49.


Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum investment applies to exchanges. An exchange is a redemption of shares of one Portfolio and the


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares by long-term shareholders. The Portfolios that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust's (or Northern Trust's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.


To deter excessive shareholder trading, a shareholder is restricted to no more than two "round trips" in a Portfolio during a calendar quarter. A "round trip" is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. In addition, the International Equity Index Portfolio and the International Growth Portfolio impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see "Redemption Fees" on page 45. As described below and in "Redemption Fees" it should be noted that the Trust's ability to monitor and limit the trading activity of shareholders investing in a Portfolio through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.


Pursuant to the policy adopted by the Board of Trustees, Northern Trust has developed criteria that it uses to identify trading activity that may be excessive. Northern Trust reviews on a regular, periodic basis available information relating to the trading activity in the Portfolios in order to assess the likelihood that a Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Trust may reject or restrict a purchase or exchange request and may further seek to close an investor's account with a Portfolio. Northern Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Trust will apply the criteria in a manner that, in Northern Trust's judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios with a net purchase or redemption request on any given day


                                                              EQUITY PORTFOLIOS
where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolios. A number of these financial intermediaries may not have the capability or may not be willing to apply the Portfolios' market timing policies or any applicable redemption fee. While Northern Trust may monitor share turnover at the omnibus account level, a Portfolio's ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.


If necessary, Northern Institutional Funds may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary's Customers. Financial intermediaries may also monitor their Customers' trading activities in the Northern Institutional Funds. There is no assurance, however, that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Northern Institutional Funds.

Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. Northern Institutional Funds may rely on these financial intermediaries' excessive trading policies in lieu of applying Northern Institutional Funds' policies. The financial intermediaries' excessive trading policies may differ from Northern Institutional Funds' policies.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.


Telephone Transactions. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
information is provided and all required documents are properly completed, signed and delivered, including a certified corporate resolution or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.

Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.


Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Portfolios. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust ("Service Organizations"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.


These support services may include:

.. processing purchase, exchange and redemption requests from investors;

.. placing net purchase and redemption orders with the Transfer Agent;

.. providing necessary personnel and facilities to establish and maintain investor accounts and records; and

.. providing information periodically to investors showing their positions in Portfolio shares.


                                                              EQUITY PORTFOLIOS

For their services, Service Organizations may receive fees from the Portfolios at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Portfolio Holdings. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


A complete schedule of each Portfolio's holdings, current as of calendar quarter-end, except for the International Equity Index, Small Company Index and Equity Index Portfolios, which will be current as of month-end, will be available on the Portfolios' Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Portfolios will also publish their top ten holdings on their Web site current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.


A further description of the Trust's Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.


Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DIVIDENDS AND DISTRIBUTIONS

  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Portfolio in which you maintain an account.


The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.




                                 -----------------------------------------
                                 Dividends, if any, Capital Gains, if any,
      Portfolio                  Declared and Paid    Declared and Paid
      --------------------------------------------------------------------
      International Growth            Annually             Annually
      --------------------------------------------------------------------
      International Equity Index      Annually             Annually
      --------------------------------------------------------------------
      Small Company Growth            Annually             Annually
      --------------------------------------------------------------------
      Small Company Index             Annually             Annually
      --------------------------------------------------------------------
      Mid Cap Growth                  Annually             Annually
      --------------------------------------------------------------------
      Focused Growth                  Annually             Annually
      --------------------------------------------------------------------
      Diversified Growth              Annually             Annually
      --------------------------------------------------------------------
      Equity Index                   Quarterly             Annually
      --------------------------------------------------------------------
      Balanced                       Quarterly             Annually
      --------------------------------------------------------------------

                                 -----------------------------------------



                                                              EQUITY PORTFOLIOS

   TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


Distributions. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Portfolio's distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term gain capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates for years beginning before December 31, 2010, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends") for when certain other requirements are met, then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio's distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.


A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the International Equity Index Portfolio and the International Growth Portfolio will generally not qualify for this deduction.

Distributions from each Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid on December 31.

You should note that if you buy shares of a Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as "buying into a dividend."

Sales and Exchanges. The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another Portfolio is considered the same as a sale. The amount of gain or loss is based on


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Portfolio shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


Foreign Taxes. Some of the Portfolios may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Portfolio consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Portfolio may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Index and International Growth Portfolios may be eligible to make this election. If these Portfolios make this election, the amount of such foreign taxes paid by these Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. A Portfolio that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

Backup Withholding. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio) unless, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. For distributions attributable to a Portfolio's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Portfolio's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to U.S.-source "portfolio interest" or short-term capital gains unless, with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.



                                                              EQUITY PORTFOLIOS

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.



Your investment in the Portfolios could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More tax information relating to the Portfolios is also provided in the Additional Statement.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO.

  It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and strategies.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives. The investment objective of each of the following Portfolios may be changed by the Trust's Board of Trustees without shareholder approval: Small Company Growth Portfolio and Mid Cap Growth Portfolio. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Derivatives. The Portfolios may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").


Investment Strategy. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.


Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities


                                                              EQUITY PORTFOLIOS
also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Investment Strategy. The International Equity Index and International Growth Portfolios intend to invest a substantial portion of their total assets in foreign securities. The Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments.


The International Growth Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Growth Portfolio may invest up to 25% of its total assets in emerging markets. The International Equity Index Portfolio invests in countries according to their weightings in the MSCI EAFE Index.


Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.


On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 2007, the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.



The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.


Initial Public Offerings. An IPO is a company's first offering of stock to the public.

Investment Strategy. At times, the Small Company Growth and Mid Cap Growth Portfolios may make significant investments in IPOs. The other Portfolios, to a lesser extent, also may invest in IPOs.

Special Risks. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline,


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
which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

.. BBB or higher by S&P;

.. Baa or higher by Moody's Investors Service, Inc. ("Moody's");

.. BBB or higher by Fitch Ratings ("Fitch"); or

.. BBB or higher by Dominion Bond Rating Service Limited ("Dominion").


A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as an NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.

Investment Strategy. The Portfolios may invest in fixed income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled "Non-Investment Grade Securities," fixed income and convertible securities purchased by the Portfolios generally will be investment grade.


Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Advisers will consider such an event in determining whether the Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.

Investment Strategy. The Balanced Portfolio may invest up to 20% of its total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, and the International Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios may invest up to 15% of their total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.


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Special Risks. Non-investment grade fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Portfolios' historical portfolio turnover rates.


Small Cap Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher



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than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Structured Securities. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.


Investment Strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective and strategies.


Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Tracking Risk. The International Equity Index, Small Company Index and Equity Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmark indices.


Investment Strategy. Under normal market conditions, NTI expects that the quarterly performance of the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.



Special Risks. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Portfolio from achieving its investment objective.


ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase these and other types of asset-backed securities. Such securities are subject to the same quality requirements as the other types of fixed income securities held by a Portfolio.



Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are



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unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.


Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.


Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment Strategy. The Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's return and its ability to achieve its investment objective.

Custodial Receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest a portion of their assets in custodial receipts.


Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.


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Investment Strategy. The Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Special Risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Portfolio may not be able to terminate its obligations when desired.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. Each of the Portfolios may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment Strategy. Each of the Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Growth Portfolio also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.


Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.


Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.



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The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.


Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.


Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for


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the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.


Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults.


Investment Companies. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares/SM/, S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds ("ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.



Investment Strategy. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Special Risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.


Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.


Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. Each Portfolio may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in REITs.


Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing


                                                              EQUITY PORTFOLIOS
costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Portfolio's distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Portfolio's distributions that qualify for the dividends received deduction available to corporate shareholders (together, "qualifying dividends") may be reduced as a result of such Portfolio's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

Short Sales Against-the-Box. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment Strategy. The International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios may make short sales against-the-box.

Special Risks. If a Portfolio sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's total return.


Temporary Investments. The Portfolios temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. Certain Portfolios also may make temporary investments in longer-term debt obligations and preferred stocks.


Investment Strategy. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the Equity Index, Small Company Index and International Equity Index Portfolios, a Portfolio also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Portfolio's losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Portfolio to pursue such a defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.


United States Government Obligations. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


                                                              EQUITY PORTFOLIOS

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

Investment Strategy. Each Portfolio may invest in warrants and similar rights. A Portfolio also may purchase bonds that are issued in tandem with warrants.

Special Risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Investment Strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio, any person or by any entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties or merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index or any data included therein. The Additional Statement contains a more detailed description of the limited relationship MSCI has with Northern Trust and the International Equity Index Portfolio.

Neither the Small Company Index Portfolio, Small Company Growth Portfolio nor the Mid Cap Growth Portfolio is sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index, Russell Midcap Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio, any person or by any entity from the use of the Russell 2000 Index, Russell Midcap Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index, Russell Midcap Index or any data included therein.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                                                              EQUITY PORTFOLIOS

   FINANCIAL INFORMATION

  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS).

  Certain information reflects the financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request and without charge. As of November 30, 2006, no Class C Shares of the International Growth, International Equity Index, Small Company Growth, Small Company Index and Diversified Growth Portfolios were outstanding.


--------------------------------------------------------------------------------





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO


------------------------------------------------------------------------------------------------------
                                                                       CLASS A
Selected per share data                              2006      2005      2004   2003/(4)/   2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $10.31      $9.44    $7.78     $6.33    $7.23

Income (loss) from investment operations:
  Net investment income                                0.15       0.16     0.08      0.07     0.07

  Net realized and unrealized gains (losses)           2.58       0.82     1.63      1.43   (0.93)

Total from investment operations                       2.73       0.98     1.71      1.50   (0.86)
------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income/(1)/                    (0.13)     (0.11)   (0.05)    (0.05)   (0.04)

Total distributions paid                             (0.13)     (0.11)   (0.05)    (0.05)   (0.04)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $12.91     $10.31    $9.44     $7.78    $6.33
------------------------------------------------------------------------------------------------------
Total return/(2)/                                    26.70%     10.54%   22.14%    24.05% (12.01)%

Supplemental data and ratios:
  Net assets, in thousands, end of year            $211,732   $169,921 $162,643  $134,636 $124,966

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements       1.06% 1.07%/(3)/    1.06%     1.06%    1.06%

    Expenses, before waivers and reimbursements       1.20%      1.21%    1.21%     1.21%    1.24%

    Net investment income, net of waivers and
     reimbursements                                   1.32%      1.57%    0.92%     1.01%    0.87%

    Net investment income, before waivers and
     reimbursements                                   1.18%      1.43%    0.77%     0.86%    0.69%

Portfolio turnover rate                              94.13%     85.60%   93.81%    87.13%  215.34%
------------------------------------------------------------------------------------------------------


(1)Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.


(2)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)Expense ratios, net of waivers and reimbursements, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.

(4)Financial highlights for the year ended were calculated using the average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




------------------------------------------------
                       CLASS D
      2006     2005     2004  2003/(4)/   2002
------------------------------------------------
     $10.32      $9.43  $7.77     $6.30    $7.22

       0.12       0.09   0.07      0.01     0.05

       2.57       0.87   1.60      1.47   (0.94)

       2.69       0.96   1.67      1.48   (0.89)
------------------------------------------------
     (0.09)     (0.07) (0.01)    (0.01)   (0.03)

     (0.09)     (0.07) (0.01)    (0.01)   (0.03)
------------------------------------------------
     $12.92     $10.32  $9.43     $7.77    $6.30
------------------------------------------------
     26.21%     10.22% 21.48%    23.54% (12.39)%

       $552       $481   $379      $303   $1,352

      1.45% 1.46%/(3)/  1.45%     1.45%    1.45%

      1.59%      1.60%  1.60%     1.60%    1.63%

      0.93%      1.18%  0.53%     0.62%    0.48%

      0.79%      1.04%  0.38%     0.47%    0.30%

     94.13%     85.60% 93.81%    87.13%  215.34%
------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY INDEX PORTFOLIO


------------------------------------------------------------------------------------------------------
                                                                       CLASS A
Selected per share data                              2006   2005/(3)/  2004/(3)/  2003   2002/(3)/
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $12.61     $11.41     $9.48   $7.77     $9.00

Income (loss) from investment operations:
  Net investment income                                0.33       0.27      0.28    0.24      0.13

  Net realized and unrealized gains (losses)           3.14       1.13      2.01    1.60    (1.26)

Total from investment operations                       3.47       1.40      2.29    1.84    (1.13)
------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income/(1)/                    (0.24)     (0.20)    (0.36)  (0.13)    (0.08)

  From net realized gains                            (0.30)         --        --      --    (0.02)

Total distributions paid                             (0.54)     (0.20)    (0.36)  (0.13)    (0.10)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $15.54     $12.61    $11.41   $9.48     $7.77
------------------------------------------------------------------------------------------------------
Total return/(2)/                                    28.52%     12.45%    24.96%  24.22%  (12.71)%

Supplemental data and ratios:
  Net assets, in thousands, end of year            $127,809   $115,608   $78,968 $59,240   $80,939

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements       0.41% 0.46%/(4)/     0.51%   0.51%     0.51%

    Expenses, before waivers and reimbursements       0.58%      0.65%     0.73%   0.70%     0.74%

    Net investment income, net of waivers and
     reimbursements                                   2.43%      2.29%     1.92%   2.14%     1.57%

    Net investment income, before waivers and
     reimbursements                                   2.26%      2.10%     1.70%   1.95%     1.34%

Portfolio turnover rate                              68.17%    110.54%     9.80%  54.71%    32.10%
------------------------------------------------------------------------------------------------------


(1)Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)Financial highlights for the years ended were calculated using the average shares outstanding method.

(4)Effective March 1, 2005, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers and reimbursements, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------------------------
                        CLASS D
       2006  2005/(3)/  2004/(3)/  2003  2002/(3)/
--------------------------------------------------
      $12.26     $11.12     $9.26  $7.66     $8.80

        0.30       0.18      0.24   0.12      0.06

        3.02       1.12      1.95   1.60    (1.14)

        3.32       1.30      2.19   1.72    (1.08)
--------------------------------------------------
      (0.19)     (0.16)    (0.33) (0.12)    (0.04)

      (0.30)         --        --     --    (0.02)

      (0.49)     (0.16)    (0.33) (0.12)    (0.06)
--------------------------------------------------
      $15.09     $12.26    $11.12  $9.26     $7.66
--------------------------------------------------
      28.03%     11.85%    24.38% 22.98%  (12.37)%

         $93        $73      $136    $84       $70

       0.80% 0.85%/(4)/     0.90%  0.90%     0.90%

       0.97%      1.04%     1.12%  1.09%     1.13%


       2.04%      1.90%     1.53%  1.75%     1.18%


       1.87%      1.71%     1.31%  1.56%     0.95%

      68.17%    110.54%     9.80% 54.71%    32.10%
--------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
Selected per share data                                          2006    2005/(4)/  2004/(4)/   2003   2002/(4)(5)/
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $9.13      $8.15      $8.17   $6.19        $7.51

Income (loss) from investment operations:
  Net investment loss                                             (0.01)     (0.05)     (0.05)  (0.05)       (0.04)

  Net realized and unrealized gains (losses)                        1.48       1.03       0.03    2.03       (1.28)

Total from investment operations                                    1.47       0.98     (0.02)    1.98       (1.32)
-----------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                          --         --         --      --           --

Total distributions paid                                              --         --         --      --           --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.60      $9.13      $8.15   $8.17        $6.19
-----------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 16.10%     12.02%    (0.25)%  31.99%     (17.57)%

Supplemental data and ratios:
  Net assets, in thousands, end of period                         $2,553     $7,200    $10,785 $33,608      $29,211

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements               0.92%/(3)/ 0.92%/(3)/ 0.92%/(3)/   0.91%        0.91%

    Expenses, before waivers and reimbursements                    3.21%      2.12%      1.57%   1.35%        1.33%

    Net investment loss, net of waivers and reimbursements       (0.06)%    (0.54)%    (0.34)% (0.61)%      (0.66)%

    Net investment loss, before waivers and reimbursements       (2.35)%    (1.74)%    (0.99)% (1.05)%      (1.08)%

Portfolio turnover rate                                          275.73%     85.43%    286.92% 263.21%      306.37%
-----------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.


(3)Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

(4)Financial highlights for the periods ended were calculated using the average shares outstanding method.


(5)Distributions from net investment income were less than $0.01 per share.

(6)For the period June 13, 2002 (commencement of operations) through November 30, 2002.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30




----------------------------------------------------------
                            CLASS D
        2006    2005/(4)/  2004/(4)/   2003   2002/(4)(6)/
----------------------------------------------------------
          $9.00      $8.06      $8.11   $6.17        $7.23

         (0.06)     (0.08)     (0.07)  (0.07)       (0.07)

           1.46       1.02       0.02    2.01       (0.99)

           1.40       0.94     (0.05)    1.94       (1.06)
----------------------------------------------------------
             --         --         --      --           --

             --         --         --      --           --
----------------------------------------------------------
         $10.40      $9.00      $8.06   $8.11        $6.17
----------------------------------------------------------
         15.56%     11.66%    (0.62)%  31.44%     (14.66)%

            $18        $20        $26     $56          $29

     1.31%/(3)/ 1.31%/(3)/ 1.31%/(3)/   1.30%        1.30%

          3.60%      2.51%      1.96%   1.74%        1.72%

        (0.45)%    (0.93)%    (0.73)% (1.00)%      (1.05)%

        (2.74)%    (2.13)%    (1.38)% (1.44)%      (1.47)%

        275.73%     85.43%    286.92% 263.21%      306.37%
----------------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

SMALL COMPANY INDEX PORTFOLIO


------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
Selected per share data                                           2006    2005   2004/(2)/ 2003/(2)/ 2002/(2)/
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $15.12  $14.08    $12.17     $9.04    $10.23

Income (loss) from investment operations:
  Net investment income                                             0.16    0.18      0.12      0.10      0.10

  Net realized and unrealized gains (losses)                        2.41    0.95      1.95      3.12    (1.18)

Total from investment operations                                    2.57    1.13      2.07      3.22    (1.08)
------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.17)  (0.09)    (0.16)    (0.09)    (0.11)

  From net realized gains                                             --      --        --        --        --

Total distributions paid                                          (0.17)  (0.09)    (0.16)    (0.09)    (0.11)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $17.52  $15.12    $14.08    $12.17     $9.04
------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 17.12%   8.08%    17.23%    36.11%  (10.71)%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $102,484 $73,416   $77,506   $74,400  $165,559

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.31%   0.31%     0.31%     0.31%     0.31%

    Expenses, before waivers and reimbursements                    0.53%   0.55%     0.59%     0.64%     0.59%

    Net investment income, net of waivers and reimbursements       1.19%   1.11%     0.96%     1.12%     1.07%

    Net investment income, before waivers and reimbursements       0.97%   0.87%     0.68%     0.79%     0.79%

Portfolio turnover rate                                           45.99%  33.95%    23.36%    24.61%    30.29%
------------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-------------------------------------------------
                        CLASS D
       2006   2005  2004/(2)/ 2003/(2)/ 2002/(2)/
-------------------------------------------------
      $14.89 $13.87    $11.98     $8.92    $10.07

        0.08   0.10      0.07      0.06      0.05

        2.39   0.97      1.95      3.07    (1.13)

        2.47   1.07      2.02      3.13    (1.08)
-------------------------------------------------
      (0.11) (0.05)    (0.13)    (0.07)    (0.07)

          --     --        --        --        --

      (0.11) (0.05)    (0.13)    (0.07)    (0.07)
-------------------------------------------------
      $17.25 $14.89    $13.87    $11.98     $8.92
-------------------------------------------------
      16.66%  7.71%    17.00%    35.40%  (10.87)%

        $243   $373      $314      $135       $93

       0.70%  0.70%     0.70%     0.70%     0.70%

       0.92%  0.94%     0.98%     1.03%     0.98%

       0.80%  0.72%     0.57%     0.73%     0.68%

       0.58%  0.48%     0.29%     0.40%     0.40%

      45.99% 33.95%    23.36%    24.61%    30.29%
-------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

MID CAP GROWTH PORTFOLIO



---------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
Selected per share data                                       2006/(2)/ 2005/(2)/  2004/(2)/ 2003/(2)/ 2002/(2)/
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $11.54     $10.41     $9.96     $7.94      $8.96

Income (loss) from investment operations:
  Net investment income (loss)                                     0.01     (0.06)    (0.05)    (0.05)     (0.05)

  Net realized and unrealized gains (losses)                       0.71       1.19      0.50      2.07     (0.97)

Total from investment operations                                   0.72       1.13      0.45      2.02     (1.02)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $12.26     $11.54    $10.41     $9.96      $7.94
---------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 6.24%     10.85%     4.52%    25.44%   (11.38)%

Supplemental data and ratios:
  Net assets, in thousands, end of year                          $6,616    $16,998   $24,204   $27,536    $26,288

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                   0.91% 0.92%/(3)/     0.91%     0.91% 0.93%/(3)/

    Expenses, before waivers and reimbursements                   1.68%      1.39%     1.36%     1.30%      1.29%

    Net investment income (loss), net of waivers and
     reimbursements                                               0.12%    (0.41)%   (0.54)%   (0.57)%    (0.54)%

    Net investment loss, before waivers and reimbursements      (0.65)%    (0.88)%   (0.99)%   (0.96)%    (0.90)%

Portfolio turnover rate                                         178.56%     98.76%   150.69%   236.64%    153.80%
---------------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.

(3)Expense ratios, net of waivers and reimbursements, for the years would have been 0.91%, 1.15% and 1.30% for Class A, Class C and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30





---------------------------------------------------------------------------------------------------------------
                           CLASS C                                                CLASS D
     2006/(2)/  2005/(2)/  2004/(2)/ 2003/(2)/ 2002/(2)/    2006/(2)/ 2005/(2)/  2004/(2)/ 2003/(2)/ 2002/(2)/
---------------------------------------------------------------------------------------------------------------
        $11.41      $10.32     $9.90     $7.90      $8.94      $11.32     $10.25     $9.85     $7.88      $8.93

        (0.01)      (0.06)    (0.08)    (0.07)     (0.07)      (0.04)     (0.10)    (0.09)    (0.08)     (0.08)

          0.68        1.15      0.50      2.07     (0.97)        0.69       1.17      0.49      2.05     (0.97)

          0.67        1.09      0.42      2.00     (1.04)        0.65       1.07      0.40      1.97     (1.05)
---------------------------------------------------------------------------------------------------------------
        $12.08      $11.41    $10.32     $9.90      $7.90      $11.97     $11.32    $10.25     $9.85      $7.88
---------------------------------------------------------------------------------------------------------------
         5.87%      10.56%     4.24%    25.32%   (11.63)%       5.74%     10.44%     4.06%    25.00%   (11.76)%

           $25      $5,300    $4,083    $3,186     $1,146         $40       $144      $443      $264       $195

         1.15%  1.16%/(3)/     1.15%     1.15% 1.17%/(3)/       1.30% 1.31%/(3)/     1.30%     1.30% 1.32%/(3)/

         1.92%       1.63%     1.60%     1.54%      1.53%       2.07%      1.78%     1.75%     1.69%      1.68%

       (0.12)%     (0.65)%   (0.78)%   (0.81)%    (0.78)%     (0.27)%    (0.80)%   (0.93)%   (0.96)%    (0.93)%

       (0.89)%     (1.12)%   (1.23)%   (1.20)%    (1.14)%     (1.04)%    (1.27)%   (1.38)%   (1.35)%    (1.29)%

       178.56%      98.76%   150.69%   236.64%    153.80%     178.56%     98.76%   150.69%   236.64%    153.80%
---------------------------------------------------------------------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

FOCUSED GROWTH PORTFOLIO


----------------------------------------------------------------------------------------------------------
                                                                           CLASS A
Selected per share data                                  2006   2005/(2)/   2004   2003/(2)/ 2002/(2)/
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $12.46    $11.67   $11.23    $10.26    $12.72

Income (loss) from investment operations:
  Net investment income (loss)                             0.07      0.04     0.06        --    (0.02)

  Net realized and unrealized gains (losses)               0.84      0.81     0.38      0.97    (2.44)

Total from investment operations                           0.91      0.85     0.44      0.97    (2.46)
----------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                             (0.04)    (0.06)       --        --        --

  From net realized gains                                    --        --       --        --        --

Total distributions paid                                 (0.04)    (0.06)       --        --        --
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $13.33    $12.46   $11.67    $11.23    $10.26
----------------------------------------------------------------------------------------------------------
Total return/(1)/                                         7.29%     7.35%    3.92%     9.45%  (19.34)%

Supplemental data and ratios:
  Net assets, in thousands, end of year                 $95,041  $150,994 $183,444  $210,064  $202,117

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements           0.86%     0.86%    0.86%     0.86%     0.88%

    Expenses, before waivers and reimbursements           1.06%     1.01%    1.01%     1.00%     1.09%

    Net investment income (loss), net of waivers and
     reimbursements                                       0.48%     0.26%    0.52%   (0.03)%   (0.17)%

    Net investment income (loss), before waivers and
     reimbursements                                       0.28%     0.11%    0.37%   (0.17)%   (0.38)%

Portfolio turnover rate                                 151.02%   178.43%  189.01%   202.69%   148.40%
----------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------------------------------------------------------------------------
                        CLASS C                                         CLASS D
      2006   2005/(2)/  2004   2003/(2)/ 2002/(2)/    2006   2005/(2)/  2004   2003/(2)/ 2002/(2)/
--------------------------------------------------------------------------------------------------
      $12.23    $11.45  $11.05    $10.12    $12.57    $11.90    $11.15  $10.78     $9.89    $12.30

      (0.07)        --    0.03        --    (0.05)    (0.08)    (0.02)    0.01    (0.01)    (0.06)

        0.86      0.82    0.37      0.93    (2.40)      0.90      0.79    0.36      0.90    (2.35)

        0.79      0.82    0.40      0.93    (2.45)      0.82      0.77    0.37      0.89    (2.41)
--------------------------------------------------------------------------------------------------
      (0.04)    (0.04)      --        --        --    (0.04)    (0.02)      --        --        --

          --        --      --        --        --        --        --      --        --        --

      (0.04)    (0.04)      --        --        --    (0.04)    (0.02)      --        --        --
--------------------------------------------------------------------------------------------------
      $12.98    $12.23  $11.45    $11.05    $10.12    $12.68    $11.90  $11.15    $10.78     $9.89
--------------------------------------------------------------------------------------------------
       6.44%     7.16%   3.62%     9.30%  (19.57)%     6.87%     6.95%   3.43%     9.11%  (19.67)%

         $92    $7,779 $15,926   $16,153    $7,247      $139      $231  $1,362    $1,800      $984

       1.10%     1.10%   1.10%     1.10%     1.12%     1.25%     1.25%   1.25%     1.25%     1.27%

       1.30%     1.25%   1.25%     1.24%     1.33%     1.45%     1.40%   1.40%     1.39%     1.48%


       0.24%     0.02%   0.28%   (0.27)%   (0.41)%     0.09%   (0.13)%   0.13%   (0.42)%   (0.56)%


       0.04%   (0.13)%   0.13%   (0.41)%   (0.62)%   (0.11)%   (0.28)% (0.02)%   (0.56)%   (0.77)%

     151.02%   178.43% 189.01%   202.69%   148.40%   151.02%   178.43% 189.01%   202.69%   148.40%
--------------------------------------------------------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

DIVERSIFIED GROWTH PORTFOLIO


--------------------------------------------------------------------------------------------------------------
                                                                             CLASS A
Selected per share data                                 2006/(2)/ 2005/(2)/     2004     2003      2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $8.30      $7.58      $7.09   $6.17      $7.52

Income (loss) from investment operations:
  Net investment income                                      0.07       0.05       0.06    0.04       0.04

  Net realized and unrealized gains (losses)                 0.57       0.73       0.47    0.91     (1.36)

Total from investment operations                             0.64       0.78       0.53    0.95     (1.32)
--------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                               (0.06)     (0.06)     (0.04)  (0.03)     (0.03)

  From net realized gains                                  (0.79)         --         --      --         --

Total distributions paid                                   (0.85)     (0.06)     (0.04)  (0.03)     (0.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $8.09      $8.30      $7.58   $7.09      $6.17
--------------------------------------------------------------------------------------------------------------
Total return/(1)/                                           8.36%     10.33%      7.47%  15.58%   (17.62)%

Supplemental data and ratios:
  Net assets, in thousands, end of year                   $42,505    $38,154    $44,967 $59,580    $66,371

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements             0.76% 0.77%/(3)/ 0.77%/(3)/   0.76% 0.73%/(4)/

    Expenses, before waivers and reimbursements             1.15%      1.08%      1.03%   0.97%      0.97%

    Net investment income, net of waivers and
     reimbursements                                         0.96%      0.64%      0.64%   0.53%      0.49%

    Net investment income (loss), before waivers and
     reimbursements                                         0.57%      0.33%      0.38%   0.32%      0.25%

Portfolio turnover rate                                   123.43%     49.34%    102.83% 104.96%     55.31%
--------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the year ended were calculated using the average shares outstanding method.


(3)Expense ratios, net of waivers and reimbursements, for the years would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

(4)Expense ratios, net of waivers and reimbursements, for the year would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.


(5)Distributions from net investment income were less than $0.01 per share.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------------------------------
                           CLASS D
      2006/(2)/ 2005/(2)/     2004     2003   2002/(5)/
--------------------------------------------------------
          $7.95      $7.27      $6.81   $5.93      $7.23

           0.04       0.01       0.04      --       0.03

           0.54       0.70       0.43    0.89     (1.33)

           0.58       0.71       0.47    0.89     (1.30)
--------------------------------------------------------
         (0.01)     (0.03)     (0.01)  (0.01)         --

         (0.79)         --         --      --         --

         (0.80)     (0.03)     (0.01)  (0.01)         --
--------------------------------------------------------
          $7.73      $7.95      $7.27   $6.81      $5.93
--------------------------------------------------------
          7.87%      9.82%      6.99%  15.07%   (17.98)%

           $195       $136       $524    $448       $397

          1.15% 1.16%/(3)/ 1.16%/(3)/   1.15% 1.12%/(4)/

          1.54%      1.47%      1.42%   1.36%      1.36%

          0.57%      0.25%      0.25%   0.14%      0.10%

          0.18%    (0.06)%    (0.01)% (0.07)%    (0.14)%

        123.43%     49.34%    102.83% 104.96%     55.31%
--------------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

EQUITY INDEX PORTFOLIO


-------------------------------------------------------------------------------------------------------
                                                                       CLASS A
Selected per share data                            2006/(2)/ 2005/(2)/ 2004/(2)/ 2003/(2)/   2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $15.89    $15.11    $13.66    $12.36   $15.57

Income (loss) from investment operations:
  Net investment income                                 0.27      0.26      0.26      0.19     0.18

  Net realized and unrealized gains (losses)            1.87      0.97      1.46      1.57   (2.68)

Total from investment operations                        2.14      1.23      1.72      1.76   (2.50)
-------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                          (0.28)    (0.25)    (0.26)    (0.24)   (0.19)

  From net realized gains                             (0.58)    (0.20)    (0.01)    (0.22)   (0.52)

Total distributions paid                              (0.86)    (0.45)    (0.27)    (0.46)   (0.71)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $17.17    $15.89    $15.11    $13.66   $12.36
-------------------------------------------------------------------------------------------------------
Total return/(1)/                                     14.03%     8.28%    12.66%    14.78% (16.69)%

Supplemental data and ratios:
  Net assets, in thousands, end of year             $725,157  $746,734  $693,670  $637,603 $797,850

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements        0.21%     0.21%     0.21%     0.21%    0.21%

    Expenses, before waivers and reimbursements        0.28%     0.34%     0.34%     0.35%    0.37%

    Net investment income, net of waivers and
     reimbursements                                    1.72%     1.70%     1.82%     1.59%    1.34%

    Net investment income, before waivers and
     reimbursements                                    1.65%     1.57%     1.69%     1.45%    1.18%

Portfolio turnover rate                               17.12%    18.74%    11.93%    16.04%   26.53%
-------------------------------------------------------------------------------------------------------





(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------------------------------------------------------------------------------
                         CLASS C                                            CLASS D
     2006/(2)/ 2005/(2)/ 2004/(2)/ 2003/(2)/   2002     2006/(2)/ 2005/(2)/ 2004/(2)/ 2003/(2)/   2002
--------------------------------------------------------------------------------------------------------
        $15.82    $15.05    $13.60    $12.31   $15.51      $15.79    $15.02    $13.59    $12.30   $15.51

          0.24      0.22      0.24      0.16     0.14        0.21      0.20      0.21      0.15     0.14

          1.85      0.97      1.44      1.56   (2.66)        1.85      0.96      1.44      1.55   (2.69)

          2.09      1.19      1.68      1.72   (2.52)        2.06      1.16      1.65      1.70   (2.55)
--------------------------------------------------------------------------------------------------------
        (0.24)    (0.22)    (0.22)    (0.21)   (0.16)      (0.21)    (0.19)    (0.21)    (0.19)   (0.14)

        (0.58)    (0.20)    (0.01)    (0.22)   (0.52)      (0.58)    (0.20)    (0.01)    (0.22)   (0.52)

        (0.82)    (0.42)    (0.23)    (0.43)   (0.68)      (0.79)    (0.39)    (0.22)    (0.41)   (0.66)
--------------------------------------------------------------------------------------------------------
        $17.09    $15.82    $15.05    $13.60   $12.31      $17.06    $15.79    $15.02    $13.59   $12.30
--------------------------------------------------------------------------------------------------------
        13.76%     8.00%    12.36%    14.56% (16.89)%      13.57%     7.84%    12.16%    14.37% (17.05)%

       $26,677   $24,892   $38,536   $27,885  $47,325      $4,617   $10,385   $12,400    $7,569   $5,397

         0.45%     0.45%     0.45%     0.45%    0.45%       0.60%     0.60%     0.60%     0.60%    0.60%

         0.52%     0.58%     0.58%     0.59%    0.61%       0.67%     0.73%     0.73%     0.74%    0.76%

         1.48%     1.46%     1.58%     1.35%    1.10%       1.33%     1.31%     1.43%     1.20%    0.95%

         1.41%     1.33%     1.45%     1.21%    0.94%       1.26%     1.18%     1.30%     1.06%    0.79%

        17.12%    18.74%    11.93%    16.04%   26.53%      17.12%    18.74%    11.93%    16.04%   26.53%
--------------------------------------------------------------------------------------------------------





                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO



-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
Selected per share data                                           2006     2005     2004/(2)/     2003/(2)/    2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $12.63   $12.11   $11.70        $10.65       $11.76

Income (loss) from investment operations:
  Net investment income                                             0.28     0.23     0.19          0.18         0.24

  Net realized and unrealized gains (losses)                        0.52     0.62     0.41          1.05       (1.08)

Total from investment operations                                    0.80     0.85     0.60          1.23       (0.84)
-------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.27)   (0.23)   (0.19)        (0.18)       (0.27)

  From net realized gains                                         (0.55)   (0.10)       --            --           --

Total distributions paid                                          (0.82)   (0.33)   (0.19)        (0.18)       (0.27)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $12.61   $12.63   $12.11        $11.70       $10.65
-------------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                  6.74%    7.14%    5.14%        11.69%      (7.26)%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $125,172 $130,166 $128,318      $129,674      $88,438

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.61%    0.61%    0.61%         0.61%        0.61%

    Expenses, before waivers and reimbursements                    0.79%    0.78%    0.78%         0.79%        0.86%

    Net investment income, net of waivers and reimbursements       2.23%    1.90%    1.63%         1.61%        2.21%

    Net investment income, before waivers and reimbursements       2.05%    1.73%    1.46%         1.43%        1.96%

Portfolio turnover rate                                          200.30%  119.58%  133.25%       147.53%      133.42%
-------------------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



----------------------------------------------------------------------------------------------------------
                          CLASS C                                             CLASS D
      2006    2005    2004/(2)/    2003/(2)/    2002      2006    2005    2004/(2)/    2003/(2)/    2002
----------------------------------------------------------------------------------------------------------
      $12.63  $12.11  $11.70       $10.64       $11.76    $12.54  $12.03  $11.62       $10.58       $11.69

        0.25    0.21    0.17         0.16         0.21      0.23    0.20    0.15         0.13         0.19

        0.52    0.61    0.40         1.05       (1.09)      0.53    0.59    0.40         1.05       (1.08)

        0.77    0.82    0.57         1.21       (0.88)      0.76    0.79    0.55         1.18       (0.89)
----------------------------------------------------------------------------------------------------------
      (0.24)  (0.20)  (0.16)       (0.15)       (0.24)    (0.23)  (0.18)  (0.14)       (0.14)       (0.22)

      (0.55)  (0.10)      --           --           --    (0.55)  (0.10)      --           --           --

      (0.79)  (0.30)  (0.16)       (0.15)       (0.24)    (0.78)  (0.28)  (0.14)       (0.14)       (0.22)
----------------------------------------------------------------------------------------------------------
      $12.61  $12.63  $12.11       $11.70       $10.64    $12.52  $12.54  $12.03       $11.62       $10.58
----------------------------------------------------------------------------------------------------------
       6.57%   6.80%   4.90%       11.54%      (7.56)%     6.38%   6.65%   4.79%       11.24%      (7.66)%

      $4,306  $4,518  $4,987       $1,098         $860      $254    $254    $486         $333         $317

       0.85%   0.85%   0.85%        0.85%        0.85%     1.00%   1.00%   1.00%        1.00%        1.00%

       1.03%   1.02%   1.02%        1.03%        1.10%     1.18%   1.17%   1.17%        1.18%        1.25%

       1.99%   1.66%   1.39%        1.37%        1.97%     1.84%   1.51%   1.24%        1.22%        1.82%

       1.81%   1.49%   1.22%        1.19%        1.72%     1.66%   1.34%   1.07%        1.04%        1.57%

     200.30% 119.58% 133.25%      147.53%      133.42%   200.30% 119.58% 133.25%      147.53%      133.42%
----------------------------------------------------------------------------------------------------------



                                                              EQUITY PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                              EQUITY PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios' documents are available online and may be downloaded from:


.. The SEC's Web site at sec.gov (text-only)

.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


                                   811-03605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                                                        FIXED INCOME PORTFOLIOS


.. BOND PORTFOLIO

.. CORE BOND PORTFOLIO

.. U.S. TREASURY INDEX PORTFOLIO

.. INTERMEDIATE BOND PORTFOLIO


.. SHORT BOND PORTFOLIO


.. U.S. GOVERNMENT SECURITIES PORTFOLIO


                        Prospectus dated April 1, 2007



An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE 19809. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.



5
      Fixed Income Portfolios

      5
            Bond Portfolio

      6
            Core Bond Portfolio

      7
            U.S. Treasury Index Portfolio

      8
            Intermediate Bond Portfolio

      9
            Short Bond Portfolio

      10
            U.S. Government Securities Portfolio

11
      Principal Investment Risks

14
      Portfolio Performance

      15
            Bond Portfolio

      16
            Core Bond Portfolio

      17
            U.S. Treasury Index Portfolio

      18
            Intermediate Bond Portfolio

      19
            Short Bond Portfolio

      20
            U.S. Government Securities Portfolio

21
      Broad-Based Securities Market Indices

22
      Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

27
      Investment Advisers

28
      Advisory Fees

29
      Portfolio Management

30
      Other Portfolio Services


ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

31
    Purchasing and Selling Shares

    31
        Purchasing Shares

    31
        Opening an Account

    32
        Selling Shares

33
    Account Policies and Other Information

    33
        Purchase and Redemption Minimums

    33
        Calculating Share Price

    33
        Timing of Purchase Requests

    34
        Miscellaneous Purchase Information

    34
        Timing of Redemption and Exchange Requests

    34
        Payment of Redemption Proceeds

    34
        Miscellaneous Redemption Information

    35
        Exchange Privileges

    35
        Policies and Procedures on Excessive Trading
        Practices

    36
        In-Kind Purchases and Redemptions

    36
        Telephone Transactions

    36
        Making Changes to Your Account Information

    36
        Business Day

    36
        Good Order

    37
        Customer Identification Program

    37
        Early Closings

    37
        Emergency Events

    37
        Financial Intermediaries

    38
        Portfolio Holdings

    38
        Shareholder Communications

39
    Dividends and Distributions

40
    Tax Considerations

   TABLE OF CONTENTS


RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION

42
    Risks, Securities and Techniques

    42
        Additional Information on Investment Objectives,
        Principal Investment Strategies and Related Risks

    46
        Additional Description of Securities and Common
        Investment Techniques

    54
        Disclaimers

55
    Financial Information

    56
        Financial Highlights

FOR MORE INFORMATION

68
    Annual/Semiannual Reports

68
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the portfolio or portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes six fixed income portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers other portfolios, including balanced, equity and money market portfolios, which are described in separate prospectuses.


In addition to the instruments described on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 42 and in the Statement of Additional Information ("Additional Statement").



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FIXED INCOME PORTFOLIOS


BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:


.. Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

Although the Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, high-yield, emerging markets and portfolio turnover risks. See page 11 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42 of this Prospectus.



                                                        FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:


.. Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

The Portfolio invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by an NRSRO or determined by the Investment Adviser to be of comparable quality. The Portfolio also may invest to a limited extent in U.S. dollar denominated investment grade obligations of foreign issuers.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory and portfolio turnover risks. See page 11 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

U.S. TREASURY INDEX PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers U.S. Treasury Index (the "Lehman Index").

The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of December 31, 2006, the duration of the Lehman Index was 4.95 years.


Lehman Brothers ("Lehman") does not endorse any of the securities in the Lehman Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Lehman Index has none), returns are likely to be below those of the Lehman Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Lehman Index within a 0.95 correlation coefficient.

In seeking to achieve its investment objective, the Portfolio may make investments in structured securities, futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.



Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and tracking risks. See page 11 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42 of this Prospectus.



                                                        FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:


.. Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, high-yield and portfolio turnover risks. See page 11 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SHORT BOND PORTFOLIO/*/


INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:


.. Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").


* Formerly known as the Short-Intermediate Bond Portfolio.


In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.


The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between one and three years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, high-yield and portfolio turnover risks. See page 11 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42 of this Prospectus.



                                                        FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities, or sponsored enterprises and repurchase agreements relating to such securities. These may include:


.. U.S. Treasury bills, notes and bonds;


.. Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

.. Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;

.. Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

.. Structured debt securities that are issued or guaranteed directly by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises; and


.. Repurchase agreements relating to the above instruments.

The Portfolio also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between one and five years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and portfolio turnover risks. See page 11 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk that will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio. AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
  The following summarizes the principal risks that apply to the Portfolios.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO ALL PORTFOLIOS

Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.


Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Portfolios may use derivatives to enhance returns or hedge against market declines.


Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

Structured securities risk is the risk that loss may result from a Portfolio's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the specific currencies, commodities, securities, indices or other financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured securities may adversely affect the Portfolio's net asset value. In some cases, it is possible that a Portfolio may suffer a total loss on its investment in a structured security.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.


RISKS THAT APPLY PRIMARILY TO THE BOND, CORE BOND, INTERMEDIATE BOND AND SHORT BOND PORTFOLIOS


Credit (or default) risk is the risk that a U.S. or foreign issuer or guarantor of a security, or a counterparty to a transaction, may default on its payment obligations or


                                                        FIXED INCOME PORTFOLIOS
experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities are generally believed to have relatively low degrees of credit risk.

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

RISK THAT APPLIES PRIMARILY TO THE U.S. TREASURY INDEX AND U.S. GOVERNMENT SECURITIES PORTFOLIOS


U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


RISK THAT APPLIES TO THE U.S. TREASURY INDEX PORTFOLIO

Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.


RISK THAT APPLIES PRIMARILY TO THE BOND, INTERMEDIATE BOND AND SHORT BOND PORTFOLIOS


High-yield risk may impact the value of non-investment grade fixed income and convertible securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected return from non-investment grade fixed income and convertible securities and that its share price may be adversely affected by declines in the value of these securities.

RISK THAT APPLIES PRIMARILY TO THE BOND PORTFOLIO


Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

RISK THAT APPLIES PRIMARILY TO THE BOND, CORE BOND, INTERMEDIATE BOND, SHORT BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS

Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios exceeded 100%. Additional information on the Portfolios' portfolio turnover is provided in "Financial Highlights" beginning on page 58 of this Prospectus and in the Additional Statement.



More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 42. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Portfolio.



                                                        FIXED INCOME PORTFOLIOS

   PORTFOLIO PERFORMANCE


  EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES--CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S CLASS A SHARES FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO'S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 21.




  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. Class C Shares and Class D Shares of a Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception will also differ according to the inception date for each class. As of the date of this Prospectus, no Class C Shares of the Intermediate Bond, Short Bond and U.S. Government Securities Portfolios were outstanding.


  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

--------------------------------------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   BOND PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

 1997   1998    1999    2000    2001   2002   2003   2004   2005  2006
 -----  -----  -------  ------  -----  -----  -----  -----  ----- -----
 9.98%  9.30%  (2.39)%  11.35%  6.17%  8.03%  5.64%  4.77%  2.41% 5.39%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q3  1998      4.23%
WORST QUARTER RETURN   Q2  2004    (2.43)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Inception                                                         Since
                                                     Date            1-Year         5-Year         10-Year         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A                Return before taxes          1/11/93          5.39%          5.23%           5.99%            6.56%
------------------------------------------------------------------------------------------------------------------------------------
                       Return after taxes on distributions           3.51%          3.35%           3.56%            3.99%
                       Return after taxes on distributions
                       and sale of portfolio shares                  3.45%          3.35%           3.62%            4.01%
Lehman Brothers U.S. Aggregate Index*                                4.33%          5.06%           6.24%            6.44%
------------------------------------------------------------------------------------------------------------------------------------
Class C                Return before taxes           7/3/95          5.19%          4.98%           5.73%            5.95%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index*                                4.33%          5.06%           6.24%            6.29%
------------------------------------------------------------------------------------------------------------------------------------
Class D                Return before taxes          9/14/94          5.00%          4.83%           5.56%            6.46%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index*                                4.33%          5.06%           6.24%            6.69%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                        FIXED INCOME PORTFOLIOS

   CORE BOND PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

2002   2003   2004   2005   2006
-----  -----  -----  -----  -----
8.37%  4.05%  4.17%  2.23%  4.23%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q3  2002      4.33%
WORST QUARTER RETURN   Q2  2004    (2.61)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Inception                                                  Since
                                                          Date               1-Year            5-Year            Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Return before taxes             3/29/01             4.23%             4.59%               4.67%
------------------------------------------------------------------------------------------------------------------------------------
                         Return after taxes on distributions                 2.48%             2.93%               2.82%
                         Return after taxes on distributions
                         and sale of portfolio shares                        2.72%             2.94%               2.87%
Lehman Brothers U.S. Aggregate Index*                                        4.33%             5.06%               5.32%
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Return before taxes             3/29/01             3.94%             4.39%               4.45%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index*                                        4.33%             5.06%               5.32%
------------------------------------------------------------------------------------------------------------------------------------
Class D                  Return before taxes             3/29/01             4.00%             4.39%               4.44%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index*                                        4.33%             5.06%               5.32%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   U.S. TREASURY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

1997   1998    1999    2000    2001   2002    2003   2004   2005   2006
-----  -----  -------  ------  -----  ------  -----  -----  -----  ----
9.63%  9.90%  (2.93)%  13.17%  6.41%  11.57%  2.13%  3.30%  2.61%  2.80%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q3  2002      7.40%
WORST QUARTER RETURN   Q2  2004    (3.24)%




AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Inception                                                         Since
                                                     Date            1-Year         5-Year         10-Year         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A                Return before taxes          1/11/93          2.80%          4.42%           5.75%            5.98%
------------------------------------------------------------------------------------------------------------------------------------
                       Return after taxes on distributions           1.27%          3.19%           5.06%            5.44%
                       Return after taxes on distributions
                       and sale of portfolio shares                  1.80%          3.24%           5.04%            5.42%
Lehman Brothers U.S. Treasury Index*                                 3.08%          4.63%           5.97%            6.20%
------------------------------------------------------------------------------------------------------------------------------------
Class C                Return before taxes          10/6/98          2.65%          4.20%             N/A            4.21%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Index*                                 3.08%          4.63%           5.97%            4.86%
------------------------------------------------------------------------------------------------------------------------------------
Class D                Return before taxes         11/16/94          2.20%          3.98%           5.33%            6.04%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Index*                                 3.08%          4.63%           5.97%            6.68%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                        FIXED INCOME PORTFOLIOS

   INTERMEDIATE BOND PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

1998    1999    2000    2001   2002   2003   2004   2005   2006
-----  -------  ------  -----  -----  -----  -----  ----- -----
7.13%  (0.37)%  9.04%   8.00%  8.69%  4.04%  3.21%  1.50%  4.17%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q3  2002      4.70%
WORST QUARTER RETURN   Q2  2004    (2.57)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                           Inception                                               Since
                                                             Date              1-Year           5-Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A                            Return before taxes       8/1/97            4.17%            4.29%              4.98%
------------------------------------------------------------------------------------------------------------------------------------
                                   Return after taxes on distributions         2.44%            2.84%              3.05%
                                   Return after taxes on distributions
                                   and sale of portfolio shares                2.68%            2.81%              3.06%
Lehman Brothers Intermediate
U.S. Government/Credit Index*                                                  4.08%            4.53%              5.64%
------------------------------------------------------------------------------------------------------------------------------------
Class D                            Return before taxes      10/2/98            3.71%            3.88%              4.16%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government/Credit Index*                                                  4.08%            4.53%              5.10%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   SHORT BOND PORTFOLIO**


   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

  1997   1998   1999   2000   2001   2002   2003   2004   2005  2006
  -----  -----  -----  -----  -----  -----  -----  -----  ----- -----
  6.76%  7.69%  1.41%  8.48%  6.92%  5.80%  3.21%  1.84%  1.19% 4.36%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q3  2001      3.55%
WORST QUARTER RETURN   Q2  2004    (1.69)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Inception                                                         Since
                                                     Date            1-Year         5-Year         10-Year         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A                Return before taxes          1/11/93          4.36%          3.27%           4.73%            5.07%
------------------------------------------------------------------------------------------------------------------------------------
                       Return after taxes on distributions           2.74%          1.96%           2.45%            2.83%
                       Return after taxes on distributions
                       and sale of portfolio shares                  2.81%          2.01%           2.60%            2.92%
Lehman Brothers 1-3 Year
U.S. Government/Credit Index*                                        4.25%          3.27%           4.98%            5.12%
------------------------------------------------------------------------------------------------------------------------------------
Class D                Return before taxes          9/14/94          3.97%          2.87%           4.33%            4.78%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-3 Year
U.S. Government/Credit Index*                                        4.25%          3.27%           4.98%            5.30%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



   **Formerly known as the Short-Intermediate Bond Portfolio.



                                                        FIXED INCOME PORTFOLIOS

   U.S. GOVERNMENT SECURITIES PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

  1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
  6.80%  6.92%  2.09%  8.40%  8.42%  7.84%  2.06%  1.44%  1.21%  4.42%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q3  2001      4.09%
WORST QUARTER RETURN   Q2  2004    (1.74)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Inception                                                         Since
                                                      Date            1-Year         5-Year         10-Year         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A                 Return before taxes           4/5/93          4.42%          3.37%           4.92%            4.91%
------------------------------------------------------------------------------------------------------------------------------------
                        Return after taxes on distributions           2.80%          1.90%           2.95%            2.93%
                        Return after taxes on distributions
                        and sale of portfolio shares                  2.85%          2.02%           3.00%            2.97%
Lehman Brothers 1-5 Year U.S. Government Index*                       4.02%          3.35%           5.10%            5.14%
------------------------------------------------------------------------------------------------------------------------------------
Class D                 Return before taxes          9/15/94          4.07%          2.98%           4.52%            4.82%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Government Index*                       4.02%          3.35%           5.10%            5.44%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   BROAD-BASED SECURITIES MARKET INDICES



The Lehman Brothers U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

The Lehman Brothers U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.



The Lehman Brothers 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The Lehman Brothers 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.



                                                        FIXED INCOME PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 33.)



                           -----------------------------------------------------------------------------------
                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           -----------------------------------------------------------------------------------
                                                                             Maximum Sales
                              Maximum         Additional                     Charge (Load)
                            Sales Charge  Transactional Fees     Maximum      Imposed on
                           (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio                   on Purchases   amount invested)   Charge (Load)  Distributions    Fees      Fees
--------------------------------------------------------------------------------------------------------------
Bond
  Class A                       None             None              None          None         None      None
  Class C                       None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Core Bond
  Class A                       None             None              None          None         None      None
  Class C                       None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
  Class A                       None             None              None          None         None      None
  Class C                       None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Intermediate Bond
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Short Bond
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------


  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------------


                                                                                    Total Annual
Management Distribution    Other       Service   Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses/(1)/ Agent Fees      Fees          Expenses        Expenses/(2)/
------------------------------------------------------------------------------------------------------
  0.40%        None        0.15%         None         0.01%           0.14%             0.55%
  0.40%        None        0.39%        0.15%         0.10%           0.14%             0.79%
  0.40%        None        0.54%        0.25%         0.15%           0.14%             0.94%
------------------------------------------------------------------------------------------------------
  0.40%        None        0.17%         None         0.01%           0.16%             0.57%
  0.40%        None        0.41%        0.15%         0.10%           0.16%             0.81%
  0.40%        None        0.56%        0.25%         0.15%           0.16%             0.96%
------------------------------------------------------------------------------------------------------
  0.30%        None        0.27%         None         0.01%           0.26%             0.57%
  0.30%        None        0.51%        0.15%         0.10%           0.26%             0.81%
  0.30%        None        0.66%        0.25%         0.15%           0.26%             0.96%
------------------------------------------------------------------------------------------------------
  0.40%        None        0.37%         None         0.01%           0.36%             0.77%
  0.40%        None        0.61%        0.15%         0.10%           0.36%             1.01%
  0.40%        None        0.76%        0.25%         0.15%           0.36%             1.16%
------------------------------------------------------------------------------------------------------
  0.40%        None        0.17%         None         0.01%           0.16%             0.57%
  0.40%        None        0.41%        0.15%         0.10%           0.16%             0.81%
  0.40%        None        0.56%        0.25%         0.15%           0.16%             0.96%
------------------------------------------------------------------------------------------------------
  0.40%        None        0.23%         None         0.01%           0.22%             0.63%
  0.40%        None        0.47%        0.15%         0.10%           0.22%             0.87%
  0.40%        None        0.62%        0.25%         0.15%           0.22%             1.02%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

FOOTNOTES


/1/"Other Expenses" are comprised of three sub-categories: "Service Agent
   Fees," "Transfer Agency Fees" and "Other Operating Expenses." "Other Operating Expenses" include co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.10% of the average daily net assets of each Portfolio. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. Under the Co-Administration Agreement with the Trust, which may be amended by the Trust's Board of Trustees without shareholder approval, Northern Trust Investments, N.A. ("NTI"), as a Co-Administrator, has agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.


/2/The Investment Advisers have voluntarily agreed to waive a portion of their management fees, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios as a result of the expense reimbursements discussed in footnote 1. The Investment Advisers' voluntary waivers may be modified, terminated or implemented at any time at the option of the Investment Advisers to the Portfolios. When this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                           ----------------------------------------------------
                           TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES --
                           AFTER VOLUNTARY FEE WAIVERS AND CONTRACTUAL
                           REIMBURSEMENTS
                           (see footnote 2 on page 24)
                           ----------------------------------------------------
                                                               Total Annual
                           Management Distribution  Other   Portfolio Operating
Portfolio                     Fees    (12b-1) Fees Expenses      Expenses
-------------------------------------------------------------------------------
Bond
 Class A                     0.25%        None      0.11%          0.36%
 Class C                     0.25%        None      0.35%          0.60%
 Class D                     0.25%        None      0.50%          0.75%
-------------------------------------------------------------------------------
Core Bond
 Class A                     0.25%        None      0.11%          0.36%
 Class C                     0.25%        None      0.35%          0.60%
 Class D                     0.25%        None      0.50%          0.75%
-------------------------------------------------------------------------------
U.S. Treasury Index
 Class A                     0.15%        None      0.11%          0.26%
 Class C                     0.15%        None      0.35%          0.50%
 Class D                     0.15%        None      0.50%          0.65%
-------------------------------------------------------------------------------
Intermediate Bond
 Class A                     0.25%        None      0.11%          0.36%
 Class C*                    0.25%        None      0.35%          0.60%
 Class D                     0.25%        None      0.50%          0.75%
-------------------------------------------------------------------------------
Short Bond
 Class A                     0.25%        None      0.11%          0.36%
 Class C*                    0.25%        None      0.35%          0.60%
 Class D                     0.25%        None      0.50%          0.75%
-------------------------------------------------------------------------------
U.S. Government Securities
 Class A                     0.25%        None      0.11%          0.36%
 Class C*                    0.25%        None      0.35%          0.60%
 Class D                     0.25%        None      0.50%          0.75%
-------------------------------------------------------------------------------

                           ----------------------------------------------------


  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


                                                        FIXED INCOME PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      -------------------------------

           Portfolio                  1 Year 3 Years 5 Years 10 Years
           ----------------------------------------------------------
           Bond
            Class A                     $56   $176    $307      $689
            Class C                     $81   $252    $439      $978
            Class D                     $96   $300    $520    $1,155
           ----------------------------------------------------------
           Core Bond
            Class A                     $58   $183    $318      $714
            Class C                     $83   $259    $450    $1,002
            Class D                     $98   $306    $531    $1,178
           ----------------------------------------------------------
           U.S. Treasury Index
            Class A                     $58   $183    $318      $714
            Class C                     $83   $259    $450    $1,002
            Class D                     $98   $306    $531    $1,178
           ----------------------------------------------------------
           Intermediate Bond
            Class A                     $79   $246    $428      $954
            Class C*                   $103   $322    $558    $1,236
            Class D                    $118   $368    $638    $1,409
           ----------------------------------------------------------
           Short Bond
            Class A                     $58   $183    $318      $714
            Class C*                    $83   $259    $450    $1,002
            Class D                     $98   $306    $531    $1,178
           ----------------------------------------------------------
           U.S. Government Securities
            Class A                     $64   $202    $351      $786
            Class C*                    $89   $278    $482    $1,073
            Class D                    $104   $325    $563    $1,248
           ----------------------------------------------------------

                                      -------------------------------



  *As of the date of the Prospectus, no shares of this class are issued and outstanding.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISERS


Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), (each an "Investment Adviser" and collectively, the "Investment Advisers"), each a direct subsidiary of TNTC, serve jointly as the Investment Advisers of the Bond, Short Bond and Intermediate Bond Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It also is registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


Under the Advisory Agreement with Northern Institutional Funds, each Investment Adviser, subject to the general supervision of Northern Institutional Funds' Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



                                                        FIXED INCOME PORTFOLIOS

   ADVISORY FEES


As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2006.


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary fee waivers in the future at their discretion.

A discussion regarding the Board of Trustees' basis for approving the Portfolios' Advisory Agreements is available in the Portfolios' semiannual report to shareholders for the six-month period ending May 31.


                                     --------------------------------
                                                     Advisory Fee
                                     Contractual Paid for Fiscal Year
          Portfolio                     Rate       Ended 11/30/2006
          -----------------------------------------------------------
          Bond                          0.40%           0.25%
          -----------------------------------------------------------
          Core Bond                     0.40%           0.25%
          -----------------------------------------------------------
          U.S. Treasury Index           0.30%           0.15%
          -----------------------------------------------------------
          Intermediate Bond             0.40%           0.25%
          -----------------------------------------------------------
          Short Bond                    0.40%           0.25%
          -----------------------------------------------------------
          U.S. Government Securities    0.40%           0.25%
          -----------------------------------------------------------

                                     --------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO MANAGEMENT

  BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE PORTFOLIOS.

--------------------------------------------------------------------------------

Unless otherwise provided below, for any Portfolio with more than one manager, each manager has full and joint responsibility for managing the Portfolio with no restrictions or limitations on such manager's role.

The manager for the Bond, Core Bond, Intermediate Bond and the Short Bond Portfolios is Colin A. Robertson, Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility for the Bond, Core Bond and Intermediate Bond Portfolios since November 2003 and has had such responsibility for the Short Bond Portfolio since September 2002. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios.



The manager for the U.S. Government Securities and the U.S. Treasury Index Portfolios is Daniel J. Personette, Second Vice President of Northern Trust.
Mr. Personette has had such responsibility for the U.S. Government Securities Portfolio since November 2006 and has had such responsibility for the U.S. Treasury Index Portfolio since May 2002. Mr. Personette joined Northern Trust in 1996 and for the past five years has managed various fixed income portfolios.


Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Portfolios is available in the Additional Statement.


                                                        FIXED INCOME PORTFOLIOS

   OTHER PORTFOLIO SERVICES


TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered portfolios that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PURCHASING AND SELLING SHARES


PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and


.. Corporations, partnerships, business trusts, and other institutions and organizations; and

.. Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.


The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.


Different shareholder service agent and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 22). In addition, any person entitled to receive compensation for servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.


OPENING AN ACCOUNT


You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust's trust/custody account platform.


Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the "Opening An Account" section of this Prospectus.

For your convenience, there are a number of ways to invest directly in the
Portfolios:

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.


.. Include a certified corporate resolution or other acceptable evidence of authority (if applicable).


.. Enclose a check or Federal Reserve draft payable to the specific Portfolio.
  If investing in more than one Portfolio, please include a separate check for each.


.. Mail your check, certified corporate resolution (if applicable) and completed
  New Account Application to:


 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


                                                        FIXED INCOME PORTFOLIOS

BY TELEPHONE

.. Read this prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your Account Number


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER


To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of shares, call the Northern
  Institutional Funds Center at 800/637-1380.

To add to an existing account:


.. Have your bank wire federal funds or effect an ACH transfer to:


 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio Account Number)
 (Reference Shareholder's Name)

SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your account number

.. The name of the Portfolio

.. The number of shares or the dollar amount to be redeemed

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."

BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given prior authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   ACCOUNT POLICIES AND OTHER INFORMATION

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of the Portfolio's outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolios' investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Portfolio are valued at their amortized cost which, according to the Investment Advisers, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.


Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Portfolio(s), provided that one of the following occurs:

.. The Transfer Agent receives payment by 3:00 p.m. Central time on the same
  Business Day;

.. The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust's agreement with the intermediary; or

.. Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.


Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Portfolio(s), provided that payment is made as noted above. If an Institution pays for


                                                        FIXED INCOME PORTFOLIOS
shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

Miscellaneous Purchase Information.


.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.


.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 37.

.. Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day's closing share price for the applicable Portfolio(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day's closing share price for the applicable Portfolio(s).


Payment of Redemption Proceeds. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under "Miscellaneous Redemption Information."


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:

.. The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.


.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 37.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another Portfolio only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust's (or Northern Trust's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two "round trips" in a Portfolio during a calendar quarter. A "round trip" is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio.

Pursuant to the policy adopted by the Board of Trustees, Northern Trust has developed criteria that it uses to identify trading activity that may be excessive. Northern Trust reviews on a regular, periodic basis available information relating to the trading activity in the Portfolios in order to assess the likelihood that a Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Trust may reject or restrict a purchase or exchange request and may further seek to close an investor's account with a Portfolio. Northern Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Trust will apply the criteria in a manner that, in Northern Trust's judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios


                                                        FIXED INCOME PORTFOLIOS
with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolios. A number of these financial intermediaries may not have the capability or may not be willing to apply the Portfolios' market timing policies. While Northern Trust may monitor share turnover at the omnibus account level, a Portfolio's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, Northern Institutional Funds may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary's Customers. Financial intermediaries may also monitor their Customers' trading activities in the Northern Institutional Funds. There is no assurance, however, that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Northern Institutional Funds.

Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. Northern Institutional Funds may rely on these financial intermediaries' excessive trading policies in lieu of applying Northern Institutional Funds' policies. The financial intermediaries' excessive trading policies may differ from Northern Institutional Funds' policies.


In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Telephone Transactions. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.


Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
properly completed, signed and delivered, including a certified corporate resolution or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.


Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.

Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Portfolios. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust ("Service Organizations"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

These support services may include:

.. processing purchase, exchange and redemption requests from investors;

.. placing net purchase and redemption orders with the Transfer Agent;

.. providing necessary personnel and facilities to establish and maintain investor accounts and records; and

.. providing information periodically to investors showing their positions in Portfolio shares.


                                                        FIXED INCOME PORTFOLIOS

For their services, Service Organizations may receive fees from the Portfolios at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers, (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Portfolio Holdings. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Portfolio's holdings, current as of calendar quarter-end, except for the U.S. Treasury Index Portfolio, which will be current as of month-end, will be available on the Portfolios' Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust's Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DIVIDENDS AND DISTRIBUTIONS

  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Portfolio in which you maintain an account.


The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.


                                 -----------------------------------------
                                 Dividends, if any, Capital Gains, if any,
      Portfolio                  Declared and Paid    Declared and Paid
      --------------------------------------------------------------------
      Bond                            Monthly              Annually
      --------------------------------------------------------------------
      Core Bond                       Monthly              Annually
      --------------------------------------------------------------------
      U.S. Treasury Index             Monthly              Annually
      --------------------------------------------------------------------
      Intermediate Bond               Monthly              Annually
      --------------------------------------------------------------------
      Short Bond                      Monthly              Annually
      --------------------------------------------------------------------
      U.S. Government Securities      Monthly              Annually
      --------------------------------------------------------------------

                                 -----------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


Distributions. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Portfolio's distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term gain capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.


The Portfolios will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolios do not expect to pay dividends that are eligible for the reduced individual income tax rate applicable to qualified dividend income or that will qualify for the dividends-received deduction for corporations.

Distributions from each Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid on December 31.

You should note that if you buy shares of a Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as "buying into a dividend."

Sales and Exchanges. The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another Portfolio is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Portfolio shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.


Backup Withholding. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio) unless, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. For distributions attributable to a Portfolio's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Portfolio's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to U.S.-source "portfolio interest" or short-term capital gains unless, with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest earned by the Portfolios on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolios could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More tax information relating to the Portfolios is also provided in the Additional Statement.


                                                        FIXED INCOME PORTFOLIOS

   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO.

  It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and strategies.


--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives. The investment objectives of the Core Bond Portfolio and Intermediate Bond Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Derivatives. The Portfolios may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").


Investment Strategy. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).


Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.


Investment Strategy. The Bond, Intermediate Bond and Short Bond Portfolios may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments. The Core Bond Portfolio may invest up to 25% of its total assets in the U.S. dollar denominated securities of foreign issuers. The U.S. Government Securities Portfolio may make limited investments (but in no event more than 20% of its net assets) in supranational obligations.


Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions,


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it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.


On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 2007, the euro became the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria became members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.


The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU Constitution, causing some countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.


Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

.. BBB or higher by Standard & Poor's Rating Services ("S&P");

.. Baa or higher by Moody's Investors Service, Inc. ("Moody's");

.. BBB or higher by Fitch Ratings ("Fitch"); or


.. BBB or higher by Dominion Bond Rating Service Limited ("Dominion").


A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.


Investment Strategy. The Portfolios may invest in fixed income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled "Non-Investment Grade Securities", fixed income and convertible securities purchased by the Portfolios generally will be investment grade.


Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in


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
default. The Investment Advisers will consider such an event in determining whether the Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.


Investment Strategy. The Bond, Intermediate Bond and Short Bond Portfolios may invest up to 20% of their total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.


Special Risks. Non-investment grade fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

Maturity Risk. Each Portfolio normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Portfolios' historical portfolio turnover rates.

Structured Securities. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption


                                                        FIXED INCOME PORTFOLIOS

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
may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.


Investment Strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective and strategies.


Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Tracking Risk. The U.S. Treasury Index Portfolio seeks to track the performance of its benchmark index.


Investment Strategy. Under normal market conditions, NTI expects that the quarterly performance of the U.S. Treasury Index Portfolio, before expenses, will track the performance of its benchmark within a 0.95 correlation coefficient.

Special Risks. The U.S. Treasury Index Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Portfolio from achieving its investment objective.


ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


Investment Strategy. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The Bond, Core Bond, Intermediate Bond, and Short Bond Portfolios may purchase these and other types of asset-backed securities. Asset-backed securities are subject to the same quality requirements as the other types of fixed income securities that are held by a Portfolio.

Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws.



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
Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


Investment Strategy. The Bond, Core Bond, Intermediate Bond and Short Bond Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.


Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's return and its ability to achieve its investment objective.

Custodial Receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest a portion of their assets in custodial receipts. Investments by the U.S. Treasury Index and U.S. Government Securities Portfolios in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Portfolios' net assets.


Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.


                                                        FIXED INCOME PORTFOLIOS

Investment Strategy. The Bond, Intermediate Bond and Short Bond Portfolios may invest in exchange rate-related securities.


Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.


Investment Strategy. The Bond, Intermediate Bond and Short Bond Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no portfolio is required to hedge its foreign currency positions.

Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.


Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.


The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.


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Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.


Investment Strategy. The Bond, Core Bond, Intermediate Bond and Short Bond Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.


Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment Strategy. The Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments


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
normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults.


Investment Companies. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares/SM/, S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds ("ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.

Investment Strategy. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.


Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

Investment Strategy. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Special Risks. Successful use of mortgage dollar rolls depends upon the Investment Advisers' ability to predict correctly interest rates and mortgage prepayments. If the Investment Advisers are incorrect in their prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.


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Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.


Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Bond, Core Bond, Intermediate Bond and Short Bond Portfolio, may invest in preferred stocks.


Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in REITs.


Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.


                                                        FIXED INCOME PORTFOLIOS

Investment Strategy. Securities lending may represent no more than one-third of the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders of a Portfolio that is taxable at the state level may increase as a result of such Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's total return.


Temporary Investments. The Portfolios temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.


Investment Strategy. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the U.S. Treasury Index Portfolio, a Portfolio also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Portfolio's losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Portfolio to pursue such a defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.


United States Government Obligations. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

(b) participations in loans made to foreign governments or their agencies that are so guaranteed.


Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and, with the exception of the U.S. Treasury Index Portfolio, also may invest in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.


                                                        FIXED INCOME PORTFOLIOS

Investment Strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


DISCLAIMERS

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION

  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS).

  Certain information reflects the financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request and without charge. As of November 30, 2006, no Class C Shares of the Intermediate Bond, Short Bond and U.S. Government Securities Portfolios were outstanding.


--------------------------------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS

BOND PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
Selected per share data                                          2006/(3)/  2005/(3)/ 2004/(3)/ 2003/(3)/ 2002/(3)/
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $19.57    $20.14    $20.14    $19.81    $19.94

Income (loss) from investment operations:
  Net investment income                                                0.97      0.97      0.92      0.84      1.04

  Net realized and unrealized gains (losses)                           0.28    (0.52)      0.07      0.42    (0.08)

Total from investment operations                                       1.25      0.45      0.99      1.26      0.96
-----------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income/(1)/                                    (1.00)    (1.02)    (0.99)    (0.93)    (1.09)

Total distributions paid                                             (1.00)    (1.02)    (0.99)    (0.93)    (1.09)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $19.82    $19.57    $20.14    $20.14    $19.81
-----------------------------------------------------------------------------------------------------------------------
Total return/(2)/                                                     6.61%     2.24%     5.02%     6.45%     4.99%

Supplemental data and ratios:
  Net assets, in thousands, end of year                            $255,271  $303,091  $369,729  $593,559  $697,601

  Ratio to average net assets of:
    Expenses, net of waivers, reimbursements and credits         0.36%/(4)/     0.36%     0.36%     0.36%     0.36%

    Expenses, before waivers, reimbursements and credits              0.55%     0.55%     0.55%     0.54%     0.59%

    Net investment income, net of waivers, reimbursements and
     credits                                                          4.99%     4.84%     4.55%     4.14%     5.27%

    Net investment income, before waivers, reimbursements
     and credits                                                      4.80%     4.65%     4.36%     3.96%     5.04%

Portfolio turnover rate                                             680.00%   328.83%   163.71%   325.90%   277.45%
-----------------------------------------------------------------------------------------------------------------------



(1)Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)Financial highlights for the years ended were calculated using the average shares outstanding method.

(4)The net expense ratio includes custodian credits of approximately $16,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



------------------------------------------------------------------------------------------------------------
                          CLASS C                                              CLASS D
     2006/(3)/  2005/(3)/ 2004/(3)/ 2003/(3)/ 2002/(3)/   2006/(3)/  2005/(3)/ 2004/(3)/ 2003/(3)/ 2002/(3)/
------------------------------------------------------------------------------------------------------------
         $19.56    $20.14    $20.14    $19.81    $19.93       $19.53    $20.10    $20.10    $19.78    $19.91

           0.91      0.93      0.84      0.82      1.01         0.90      0.89      0.81      0.74      0.90

           0.30    (0.56)      0.10      0.39    (0.09)         0.28    (0.52)      0.10      0.43    (0.02)

           1.21      0.37      0.94      1.21      0.92         1.18      0.37      0.91      1.17      0.88
------------------------------------------------------------------------------------------------------------
         (0.96)    (0.95)    (0.94)    (0.88)    (1.04)       (0.92)    (0.94)    (0.91)    (0.85)    (1.01)

         (0.96)    (0.95)    (0.94)    (0.88)    (1.04)       (0.92)    (0.94)    (0.91)    (0.85)    (1.01)
------------------------------------------------------------------------------------------------------------
         $19.81    $19.56    $20.14    $20.14    $19.81       $19.79    $19.53    $20.10    $20.10    $19.78
------------------------------------------------------------------------------------------------------------
          6.37%     1.85%     4.76%     6.24%     4.73%        6.24%     1.84%     4.61%     6.00%     4.60%

           $201      $106    $3,772    $3,624    $9,874         $136      $258      $365      $329      $317

     0.60%/(4)/     0.60%     0.60%     0.60%     0.60%   0.75%/(4)/     0.75%     0.75%     0.75%     0.75%

          0.79%     0.79%     0.79%     0.78%     0.83%        0.94%     0.94%     0.94%     0.93%     0.98%

          4.75%     4.60%     4.31%     3.90%     5.03%        4.60%     4.45%     4.16%     3.75%     4.88%

          4.56%     4.41%     4.12%     3.72%     4.80%        4.41%     4.26%     3.97%     3.57%     4.65%

        680.00%   328.83%   163.71%   325.90%   277.45%      680.00%   328.83%   163.71%   325.90%   277.45%
------------------------------------------------------------------------------------------------------------




                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS

CORE BOND PORTFOLIO


----------------------------------------------------------------------------------
                                                   CLASS A
Selected per share data          2006   2005/(2)/ 2004/(2)/   2003   2002/(2)/
----------------------------------------------------------------------------------
Net asset value, beginning of
 year                             $9.83    $10.05    $10.04    $9.92    $10.06

Income (loss) from investment
 operations:
 Net investment income             0.47      0.41      0.40     0.33      0.50

 Net realized and unrealized
   gains (losses)                  0.10    (0.20)      0.02     0.17      0.03

Total from investment
 operations                        0.57      0.21      0.42     0.50      0.53
----------------------------------------------------------------------------------
Less distributions paid:
 From net investment income      (0.47)    (0.42)    (0.41)   (0.38)    (0.54)

 From net realized gains             --    (0.01)        --       --    (0.13)

Total distributions paid         (0.47)    (0.43)    (0.41)   (0.38)    (0.67)
----------------------------------------------------------------------------------
Net asset value, end of year      $9.93     $9.83    $10.05   $10.04     $9.92
----------------------------------------------------------------------------------
Total return/(1)/                 6.02%     2.15%     4.28%    5.04%     5.61%

Supplemental data and ratios:
 Net assets, in thousands,
   end of year                 $196,669  $156,072  $123,408 $110,907  $103,184

 Ratio to average net assets
   of:
   Expenses, net of waivers
     and reimbursements           0.36%     0.36%     0.36%    0.36%     0.36%

   Expenses, before waivers
     and reimbursements           0.57%     0.58%     0.59%    0.59%     0.68%

   Net investment income, net
     of waivers and
     reimbursements               4.81%     4.14%     3.93%    3.27%     5.13%

   Net investment income,
     before waivers and
     reimbursements               4.60%     3.92%     3.70%    3.04%     4.81%

Portfolio turnover rate         817.80%   339.65%   150.99%  380.92%   257.35%
----------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




-----------------------------------------------------------------------------------------------
                     CLASS C                                         CLASS D
   2006   2005/(2)/ 2004/(2)/  2003   2002/(2)/    2006   2005/(2)/ 2004/(2)/  2003   2002/(2)/
-----------------------------------------------------------------------------------------------
    $9.78    $10.01    $10.03   $9.92    $10.01     $9.85    $10.06    $10.06   $9.93    $10.01

     0.45      0.40      0.38    0.33      0.50      0.45      0.40      0.38    0.33      0.50

     0.09    (0.21)        --    0.15      0.07      0.09    (0.21)        --    0.14      0.08

     0.54      0.19      0.38    0.48      0.57      0.54      0.19      0.38    0.47      0.58
-----------------------------------------------------------------------------------------------
   (0.45)    (0.41)    (0.40)  (0.37)    (0.53)    (0.44)    (0.39)    (0.38)  (0.34)    (0.53)

       --    (0.01)        --      --    (0.13)        --    (0.01)        --      --    (0.13)

   (0.45)    (0.42)    (0.40)  (0.37)    (0.66)    (0.44)    (0.40)    (0.38)  (0.34)    (0.66)
-----------------------------------------------------------------------------------------------
    $9.87     $9.78    $10.01  $10.03     $9.92     $9.95     $9.85    $10.06  $10.06     $9.93
-----------------------------------------------------------------------------------------------
    5.75%     1.88%     3.91%   4.76%     6.04%     5.70%     1.93%     3.84%   4.80%     6.07%

       $1        $1        $1      $1        $1        $1        $1        $1      $1        $1

    0.60%     0.60%     0.60%   0.60%     0.60%     0.75%     0.75%     0.75%   0.75%     0.75%

    0.81%     0.82%     0.83%   0.83%     0.92%     0.96%     0.97%     0.98%   0.98%     1.07%

    4.57%     3.90%     3.69%   3.03%     4.89%     4.42%     3.75%     3.54%   2.88%     4.74%

    4.36%     3.68%     3.46%   2.80%     4.57%     4.21%     3.53%     3.31%   2.65%     4.42%

  817.80%   339.65%   150.99% 380.92%   257.35%   817.80%   339.65%   150.99% 380.92%   257.35%
-----------------------------------------------------------------------------------------------


..


                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS

U.S. TREASURY INDEX PORTFOLIO


-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A
Selected per share data                                         2006/(2)/  2005    2004    2003    2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $20.99  $21.27  $21.61  $21.99  $21.90

Income (loss) from investment operations:
  Net investment income                                              0.89    0.80    0.76    0.77    0.94

  Net realized and unrealized gains (losses)                         0.08  (0.25)  (0.07)    0.06    0.63

Total from investment operations                                     0.97    0.55    0.69    0.83    1.57
-------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                       (0.89)  (0.80)  (0.76)  (0.77)  (0.93)

  From net realized gains                                              --  (0.03)  (0.27)  (0.44)  (0.55)

Total distributions paid                                           (0.89)  (0.83)  (1.03)  (1.21)  (1.48)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $21.07  $20.99  $21.27  $21.61  $21.99
-------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                   4.78%   2.60%   3.28%   3.78%   7.62%

Supplemental data and ratios:
  Net assets, in thousands, end of year                           $47,481 $49,372 $41,638 $63,061 $49,429

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                     0.26%   0.26%   0.26%   0.26%   0.26%

    Expenses, before waivers and reimbursements                     0.57%   0.57%   0.56%   0.50%   0.56%

    Net investment income, net of waivers and reimbursements        4.27%   3.81%   3.47%   3.53%   4.36%

    Net investment income, before waivers and reimbursements        3.96%   3.50%   3.17%   3.29%   4.06%

Portfolio turnover rate                                            39.97%  61.26%  45.64%  65.88%  89.88%
-------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------------------------------------------------------------
                     CLASS C                                  CLASS D
      2006/(2)/  2005   2004   2003   2002    2006/(2)/  2005   2004  2003/(2)/  2002
--------------------------------------------------------------------------------------
         $20.98 $21.26 $21.60 $21.98 $21.89      $20.96 $21.24 $21.59    $21.97 $21.88

           0.84   0.75   0.69   0.71   0.89        0.80   0.72   0.65      0.68   0.71

           0.09 (0.25) (0.06)   0.06   0.64        0.04 (0.25) (0.06)      0.07   0.78

           0.93   0.50   0.63   0.77   1.53        0.84   0.47   0.59      0.75   1.49
--------------------------------------------------------------------------------------
         (0.84) (0.75) (0.70) (0.71) (0.89)      (0.81) (0.72) (0.67)    (0.69) (0.85)

             -- (0.03) (0.27) (0.44) (0.55)          -- (0.03) (0.27)    (0.44) (0.55)

         (0.84) (0.78) (0.97) (1.15) (1.44)      (0.81) (0.75) (0.94)    (1.13) (1.40)
--------------------------------------------------------------------------------------
         $21.07 $20.98 $21.26 $21.60 $21.98      $20.99 $20.96 $21.24    $21.59 $21.97
--------------------------------------------------------------------------------------
          4.58%  2.35%  2.97%  3.58%  7.38%       4.12%  2.20%  2.83%     3.42%  7.22%

         $1,191 $1,458 $1,450 $1,938 $2,947        $910 $2,087 $2,837    $2,121   $531

          0.50%  0.50%  0.50%  0.50%  0.50%       0.65%  0.65%  0.65%     0.65%  0.65%

          0.81%  0.81%  0.80%  0.74%  0.80%       0.96%  0.96%  0.95%     0.89%  0.95%

          4.03%  3.57%  3.23%  3.29%  4.12%       3.88%  3.42%  3.08%     3.14%  3.97%

          3.72%  3.26%  2.93%  3.05%  3.82%       3.57%  3.11%  2.78%     2.90%  3.67%

         39.97% 61.26% 45.64% 65.88% 89.88%      39.97% 61.26% 45.64%    65.88% 89.88%
--------------------------------------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS

INTERMEDIATE BOND PORTFOLIO


-----------------------------------------------------------------------------------------------------------
                                                                                CLASS A
Selected per share data                                          2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $20.03  $20.48  $20.53  $20.15  $19.83

Income (loss) from investment operations:
  Net investment income                                            0.97    0.79    0.73    0.68    0.80

  Net realized and unrealized gains (losses)                       0.04  (0.45)  (0.05)    0.39    0.33

Total from investment operations                                   1.01    0.34    0.68    1.07    1.13
-----------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.97)  (0.79)  (0.73)  (0.69)  (0.81)

Total distributions paid                                         (0.97)  (0.79)  (0.73)  (0.69)  (0.81)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $20.07  $20.03  $20.48  $20.53  $20.15
-----------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 5.19%   1.66%   3.36%   5.40%   5.80%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $31,123 $36,798 $33,215 $45,728 $45,186

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                   0.36%   0.36%   0.36%   0.36%   0.36%

    Expenses, before waivers and reimbursements                   0.77%   0.72%   0.70%   0.67%   0.72%

    Net investment income, net of waivers and reimbursements      4.85%   3.91%   3.48%   3.21%   4.05%

    Net investment income, before waivers and reimbursements      4.44%   3.55%   3.14%   2.90%   3.69%

Portfolio turnover rate                                         392.92% 297.81% 140.90% 336.00% 250.64%
-----------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



---------------------------------------------
                      CLASS D
       2006    2005    2004    2003    2002
---------------------------------------------
       $20.02  $20.47  $20.52  $20.13  $19.82

         0.89    0.72    0.65    0.60    0.73

         0.04  (0.46)  (0.05)    0.40    0.32

         0.93    0.26    0.60    1.00    1.05
---------------------------------------------
       (0.89)  (0.71)  (0.65)  (0.61)  (0.74)

       (0.89)  (0.71)  (0.65)  (0.61)  (0.74)
---------------------------------------------
       $20.06  $20.02  $20.47  $20.52  $20.13
---------------------------------------------
        4.79%   1.27%   3.01%   4.95%   5.41%

          $80    $100    $118     $96     $68

        0.75%   0.75%   0.75%   0.75%   0.75%

        1.16%   1.11%   1.09%   1.06%   1.11%

        4.46%   3.52%   3.09%   2.82%   3.66%

        4.05%   3.16%   2.75%   2.51%   3.30%

      392.92% 297.81% 140.90% 336.00% 250.64%
---------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


SHORT BOND PORTFOLIO/(1)/



-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
Selected per share data                                           2006     2005     2004     2003   2002/(3)/
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $18.24   $18.68   $18.82   $18.62    $18.67

Income (loss) from investment operations:
  Net investment income                                             0.81     0.65     0.53     0.52      0.79

  Net realized and unrealized gains (losses)                        0.09   (0.44)   (0.14)     0.23    (0.07)

Total from investment operations                                    0.90     0.21     0.39     0.75      0.72
-----------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.81)   (0.65)   (0.53)   (0.55)    (0.77)

Total distributions paid                                          (0.81)   (0.65)   (0.53)   (0.55)    (0.77)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $18.33   $18.24   $18.68   $18.82    $18.62
-----------------------------------------------------------------------------------------------------------------
Total return/(2)/                                                  5.05%    1.16%    2.12%    4.01%     3.97%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $174,851 $151,500 $178,519 $165,595  $192,710

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.36%    0.36%    0.36%    0.36%     0.36%

    Expenses, before waivers and reimbursements                    0.57%    0.57%    0.56%    0.55%     0.62%

    Net investment income, net of waivers and reimbursements       4.49%    3.50%    2.85%    2.75%     4.26%

    Net investment income, before waivers and
     reimbursements                                                4.28%    3.29%    2.65%    2.56%     4.00%

Portfolio turnover rate                                          446.57%  271.88%  199.57%  257.17%   184.27%
-----------------------------------------------------------------------------------------------------------------



(1)Formerly known as the Short-Intermediate Bond Portfolio.
(2)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)Financial highlights for the year ended were calculated using the average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



----------------------------------------------
                      CLASS D
      2006    2005    2004    2003   2002/(3)/
----------------------------------------------
      $18.19  $18.62  $18.76  $18.57    $18.62

        0.73    0.58    0.45    0.45      0.67

        0.09  (0.43)  (0.13)    0.22    (0.02)

        0.82    0.15    0.32    0.67      0.65
----------------------------------------------
      (0.74)  (0.58)  (0.46)  (0.48)    (0.70)

      (0.74)  (0.58)  (0.46)  (0.48)    (0.70)
----------------------------------------------
      $18.27  $18.19  $18.62  $18.76    $18.57
----------------------------------------------
       4.61%   0.82%   1.71%   3.61%     3.59%

        $292    $246    $285     $59       $65

       0.75%   0.75%   0.75%   0.75%     0.75%

       0.96%   0.96%   0.95%   0.94%     1.01%

       4.10%   3.11%   2.46%   2.36%     3.87%

       3.89%   2.90%   2.26%   2.17%     3.61%

     446.57% 271.88% 199.57% 257.17%   184.27%
----------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES PORTFOLIO


-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
Selected per share data                                             2006     2005   2004/(3)/   2003     2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $19.33  $19.78    $20.24   $20.60   $20.55

Income (loss) from investment operations:
  Net investment income                                                0.84    0.64      0.48     0.48     0.75

  Net realized and unrealized gains (losses)                           0.16  (0.42)    (0.14)     0.10     0.43

Total from investment operations                                       1.00    0.22      0.34     0.58     1.18
-------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                         (0.85)  (0.67)    (0.50)   (0.55)   (0.80)

  From net realized gains                                                --      --    (0.30)   (0.39)   (0.33)

Total distributions paid                                             (0.85)  (0.67)    (0.80)   (0.94)   (1.13)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $19.48  $19.33    $19.78   $20.24   $20.60
-------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                     5.31%   1.11%     1.72%    2.92%    5.94%

Supplemental data and ratios:
  Net assets, in thousands, end of year                             $69,757 $76,622  $116,558 $121,523 $113,071

  Ratio to average net assets of:
    Expenses, net of waivers, reimbursements and credits         0.36%/(2)/   0.36%     0.36%    0.36%    0.36%

    Expenses, before waivers, reimbursements and credits              0.63%   0.59%     0.58%    0.56%    0.62%

    Net investment income, net of waivers, reimbursements and
     credits                                                          4.35%   3.25%     2.39%    2.34%    3.68%

    Net investment income, before waivers, reimbursements
     and credits                                                      4.08%   3.02%     2.17%    2.14%    3.42%

Portfolio turnover rate                                             841.27% 226.32%   206.62%  250.94%  246.91%
-------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2)The net expense ratio includes custodian credits of approximately $8,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3)Financial highlights for the year ended were calculated using the average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-------------------------------------------------
                       CLASS D
        2006     2005   2004/(3)/  2003    2002
-------------------------------------------------
         $19.26  $19.71    $20.17  $20.53  $20.49

           0.81    0.57      0.40    0.40    0.66

           0.11  (0.43)    (0.14)    0.11    0.43

           0.92    0.14      0.26    0.51    1.09
-------------------------------------------------
         (0.77)  (0.59)    (0.42)  (0.48)  (0.72)

             --      --    (0.30)  (0.39)  (0.33)

         (0.77)  (0.59)    (0.72)  (0.87)  (1.05)
-------------------------------------------------
         $19.41  $19.26    $19.71  $20.17  $20.53
-------------------------------------------------
          4.91%   0.71%     1.37%   2.48%   5.50%

           $233    $438      $717  $1,646  $1,502

     0.75%/(2)/   0.75%     0.75%   0.75%   0.75%

          1.02%   0.98%     0.97%   0.95%   1.01%

          3.96%   2.86%     2.00%   1.95%   3.29%

          3.69%   2.63%     1.78%   1.75%   3.03%

        841.27% 226.32%   206.62% 250.94% 246.91%
-------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios' documents are available online and may be downloaded from:


.. The SEC's Web site at sec.gov (text-only)

.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


                                   811-03605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                                              MONEY MARKET PORTFOLIOS -- SHARES


.. DIVERSIFIED ASSETS PORTFOLIO

.. GOVERNMENT PORTFOLIO

.. GOVERNMENT SELECT PORTFOLIO

.. TAX-EXEMPT PORTFOLIO

.. MUNICIPAL PORTFOLIO



                        Prospectus dated April 1, 2007


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE 19809. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.



4        Portfolios

         4
                 Diversified Assets Portfolio

         5
                 Government Portfolio

         6
                 Government Select Portfolio

         7
                 Tax-Exempt Portfolio

         8
                 Municipal Portfolio

9        Principal Investment Risks

11       Portfolio Performance

         12
                 Diversified Assets Portfolio

         13
                 Government Portfolio

         14
                 Government Select Portfolio

         15
                 Tax-Exempt Portfolio

         16
                 Municipal Portfolio

18       Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

23       Investment Adviser

24       Advisory Fees

25       Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

26               Purchasing and Selling Shares

         26
                 Investors

         26
                 Share Classes

         26
                 Opening an Account

         27
                 Selling Shares



28      Account Policies and Other Information
    28  Automatic Investment Arrangements
    28  Purchase and Redemption Minimums
    28  Calculating Share Price
    28  Timing of Purchase Requests
    29  In-Kind Purchases and Redemptions
    29  Miscellaneous Purchase Information
    29  Timing of Redemption and Exchange Requests
    29  Payment of Redemption Proceeds
    29  Miscellaneous Redemption Information
    30  Exchange Privileges
    30  Excessive Trading in Portfolio Shares
    30  Telephone Transactions
    30  Advance Notification of Large Transactions
    30  Making Changes to Your Account Information
    31  Business Day
    31  Good Order
    31  Customer Identification Program
    31  Early Closings
    31  Emergency or Unusual Events
    31  Financial Intermediaries
    32  Portfolio Holdings
    32  Shareholder Communications

33  Distributions and Tax Considerations

    33  Distributions

    33  Tax Considerations

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION

35  Risks, Securities and Techniques

42  Financial Information
    43  Financial Highlights

FOR MORE INFORMATION

48  Annual/Semiannual Reports

48
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS FIVE MONEY MARKET PORTFOLIOS (EACH A "PORTFOLIO") TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SERVICE SHARES AND PREMIER SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust also offers other Portfolios, including money market, fixed income, balanced and equity portfolios, which are described in separate prospectuses.

The Portfolios seek to maintain a stable net asset value ("NAV") of $1.00 per share. Consistent with this policy, each of the Portfolios:

.. Limits its dollar-weighted average portfolio maturity to 90 days or less;

.. Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

.. Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Diversified Assets, Government and Government Select Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolios may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 35 and in the Additional Statement.



                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIOS



DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:


.. U.S. dollar-denominated obligations of U.S. banks (including obligations of foreign branches of such banks);

.. U.S. dollar-denominated obligations of foreign commercial banks;

.. High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;


.. Corporate bonds, notes, paper and other instruments that are of high quality;

.. Asset-backed securities (such as credit card and automobile receivables);

.. Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

.. U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

.. Repurchase agreements relating to the above instruments; and

.. Municipal securities issued or guaranteed by state or local governmental bodies.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default) and foreign securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.


The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.


Under unusual circumstances, as when appropriate securities which are exempt from state taxes are unavailable, the Portfolio also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

.. Fixed, variable and floating rate notes and similar debt instruments;


.. Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and


.. Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax ("AMT") obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio's dividends may be subject to federal income tax for shareholders subject to AMT.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), project/industrial development bond and tax risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

.. Fixed, variable and floating rate notes and similar debt instruments;


.. Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and


.. Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.



Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio's dividends may be subject to federal income tax for shareholders subject to AMT. Although the Portfolio is not limited in the amount of its assets that may be invested in AMT obligations, the Portfolio currently does not intend to invest in AMT obligations.


During temporary defensive periods all or any portion of the Portfolio's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), project/industrial development bond and tax risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk that will affect the value of a Portfolio, its yield and investment performance and the price of its shares. AN INVESTMENT IN EACH OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.
  The following summarizes the principal risks that may affect the Portfolios.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Counterparty failure risk is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS


U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by



                                                        MONEY MARKET PORTFOLIOS
the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISK THAT APPLIES PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities generally are believed to have relatively low degrees of credit risk.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35. You should carefully consider the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Portfolio.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO PERFORMANCE

  THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S SHARES FROM YEAR TO YEAR.

  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

--------------------------------------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

   DIVERSIFIED ASSETS PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                       [CHART]

   1997    1998  1999   2000    2001   2002   2003   2004   2005    2006
   -----  -----  -----  -----   -----  -----  -----  -----  -----  ------
   5.45%  5.39%  5.03%  6.28%   4.16%  1.67%  0.93%  1.08%  2.96%   4.79%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   Best Quarter Return    Q3  2000      1.62%
   Worst Quarter Return   Q1  2004      0.19%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------
                                Inception                                     Since
                                  Date       1-Year    5-Year    10-Year    Inception
---------------------------------------------------------------------------------------
Diversified Assets Portfolio     6/1/83      4.79%     2.28%      3.76%       5.40%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2006: 5.02%
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   GOVERNMENT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                       [CHART]

   1997   1998   1999   2000    2001   2002   2003   2004    2005    2006
   -----  -----  -----  -----   -----  -----  -----  -----   -----  ------
   5.34%  5.30%  4.91%  6.18%   3.91%  1.53%  0.89%  1.06%   2.92%   4.74%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   Best Quarter Return    Q3  2000     1.60%
   Worst Quarter Return   Q1  2004     0.18%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------
                          Inception                                         Since
                            Date        1-Year     5-Year     10-Year     Inception
---------------------------------------------------------------------------------------
Government Portfolio      10/29/85      4.74%      2.22%       3.66%        4.83%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2006: 4.89%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



                                                        MONEY MARKET PORTFOLIOS

   GOVERNMENT SELECT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                       [CHART]

   1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
   -----  -----  -----  -----  -----  -----  -----  -----  ----   -----
   5.44%  5.40%  4.99%  6.27%  4.01%  1.60%  0.95%  1.15%  3.02%  4.82%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   Best Quarter Return    Q4    2000      1.61%
   Worst Quarter Return   Q2    2004      0.21%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
--------------------------------------------------------------------------------------------------
                                      Inception                                           Since
                                        Date         1-Year      5-Year     10-Year     Inception
--------------------------------------------------------------------------------------------------
Government Select Portfolio            11/7/90       4.82%       2.30%       3.75%        4.12%
--------------------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2006: 5.02%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   TAX-EXEMPT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                       [CHART]

   1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
   -----  -----  -----  -----  -----  -----  -----  -----  ----  ------
   3.46%  3.29%  2.99%  3.92%  2.62%  1.28%  0.80%  0.91%  2.11%  3.15%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   Best Quarter Return     Q4    2000      1.01%
   Worst Quarter Return    Q3    2003      0.16%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------
                          Inception                                         Since
                            Date        1-Year     5-Year     10-Year     Inception
---------------------------------------------------------------------------------------
Tax-Exempt Portfolio       8/12/83      3.15%      1.65%       2.45%        3.50%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2006: 3.50%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



                                                        MONEY MARKET PORTFOLIOS

   MUNICIPAL PORTFOLIO

   CALENDAR YEAR TOTAL RETURN



                                       [CHART]

    2000   2001   2002   2003   2004    2005    2006
    -----  -----  -----  -----  -----   -----   -----
    4.03%  2.72%  1.37%  0.91%  1.06%   2.26%   3.29%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   Best Quarter Return     Q2  2000      1.05%
   Worst Quarter Return    Q3  2003      0.19%




AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------
                              Inception                                   Since
                                Date          1-Year       5-Year       Inception
---------------------------------------------------------------------------------------
Municipal Portfolio            12/1/99        3.29%        1.77%          2.25%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2006: 3.66%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                        MONEY MARKET PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK

   PORTFOLIO FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 26). (For more information, please see "Account Policies and Other Information" on page 28.)

                   ----------------------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   ----------------------------------------------------------------
                                                  Sales Charge
                    Sales Charge                 (Load) Imposed
                   (Load) Imposed Deferred Sales on Reinvested  Redemption Exchange
Portfolio           on Purchases  Charge (Load)  Distributions     Fees      Fees
-----------------------------------------------------------------------------------
Diversified Assets      None           None           None         None      None
-----------------------------------------------------------------------------------
Government              None           None           None         None      None
-----------------------------------------------------------------------------------
Government Select       None           None           None         None      None
-----------------------------------------------------------------------------------
Tax-Exempt              None           None           None         None      None
-----------------------------------------------------------------------------------
Municipal               None           None           None         None      None
-----------------------------------------------------------------------------------

                   ----------------------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

          ------------------------------------------------------------------------
          ANNUAL PORTFOLIO OPERATING EXPENSES
          (expenses that are deducted from Portfolio assets)
          ------------------------------------------------------------------------
                                                                    Total
                          Distribution                             Annual
          Management        (12b-1)           Other          Portfolio Operating
             Fees             Fees         Expenses/(1)/        Expenses/(3)/
          ------------------------------------------------------------------------
            0.25%             None            0.12%                 0.37%
          ------------------------------------------------------------------------
            0.25%             None            0.13%                 0.38%
          ------------------------------------------------------------------------
            0.20%             None            0.12%                 0.32%
          ------------------------------------------------------------------------
            0.25%             None            0.13%/(2)/            0.38%
          ------------------------------------------------------------------------
            0.20%             None            0.12%/(2)/            0.32%
          ------------------------------------------------------------------------

          ------------------------------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

FOOTNOTES


/1/"Other Expenses" include co-administration fees and all other ordinary operating expenses of each Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. Under the Co-Administration Agreement with the Trust, which may be amended by the Trust's Board of Trustees without shareholder approval, Northern Trust Investments, N.A. ("NTI"), as a Co-Administrator, has agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of each Portfolio's average daily net assets. The Shares class has no service agent fees and a less than 0.01% annualized transfer agency fee, both of which are included in "Other Expenses." The Service and Premier Shares classes, as described in a separate Prospectus, have service agent fees of 0.25% and 0.50%, respectively, and transfer agency fees of 0.01% and 0.02%, respectively.

/2/"Other Expenses" include expenses indirectly borne by the Portfolio through investments in other investment companies (acquired fund fees and expenses) of less than 0.01% of the Portfolio's average net assets.

/3/For certain Portfolios, the Investment Adviser has voluntarily agreed to waive a portion of its management fees, as shown below. Also, set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that actually are incurred by the Portfolios as a result of the expense reimbursements discussed in footnote 1. The Investment Adviser's voluntary fee waivers may be modified, terminated or implemented at any time at the option of the Investment Adviser to the Portfolios. When this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                       ----------------------------------------------------
                       TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
                       -- AFTER VOLUNTARY FEE WAIVERS AND
                       CONTRACTUAL REIMBURSEMENTS
                       (see footnote 3 on page 20)
                       ----------------------------------------------------
                                                           Total Annual
                       Management Distribution  Other   Portfolio Operating
    Portfolio             Fees    (12b-1) Fees Expenses      Expenses
    -----------------------------------------------------------------------
    Diversified Assets   0.25%        None      0.10%          0.35%
    -----------------------------------------------------------------------
    Government           0.25%        None      0.10%          0.35%
    -----------------------------------------------------------------------
    Government Select    0.10%        None      0.10%          0.20%
    -----------------------------------------------------------------------
    Tax-Exempt           0.25%        None      0.10%          0.35%
    -----------------------------------------------------------------------
    Municipal            0.10%        None      0.10%          0.20%
    -----------------------------------------------------------------------

                       ----------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  -------------------------------

               Portfolio          1 Year 3 Years 5 Years 10 Years
               --------------------------------------------------
               Diversified Assets
                Shares             $38    $119    $208     $468
               --------------------------------------------------
               Government
                Shares             $39    $122    $213     $480
               --------------------------------------------------
               Government Select
                Shares             $33    $103    $180     $406
               --------------------------------------------------
               Tax-Exempt
                Shares             $39    $122    $213     $480
               --------------------------------------------------
               Municipal
                Shares             $33    $103    $180     $406
               --------------------------------------------------

                                  -------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser") is a direct subsidiary of TNTC and serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.



Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



                                                        MONEY MARKET PORTFOLIOS

   ADVISORY FEES


As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2006.

The difference, if any, between the contractual advisory fee and the actual advisory fee paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waivers in the future at its discretion.

A discussion regarding the Board of Trustees' basis for approving the Portfolios' Advisory Agreement is available in the Portfolios' semiannual report to shareholders for the six-month period ending May 31.


                                 --------------------------------
                                                 Advisory Fee
                                 Contractual Paid for Fiscal Year
              Portfolio             Rate       Ended 11/30/2006
              ---------------------------------------------------
              Diversified Assets    0.25%           0.25%
              ---------------------------------------------------
              Government            0.25%           0.25%
              ---------------------------------------------------
              Government Select     0.20%           0.10%
              ---------------------------------------------------
              Tax-Exempt            0.25%           0.25%
              ---------------------------------------------------
              Municipal             0.20%           0.10%
              ---------------------------------------------------

                                 --------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                        MONEY MARKET PORTFOLIOS

   PURCHASING AND SELLING SHARES


INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may invest in the shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors
("Institutions") include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and


.. Corporations, partnerships, business trusts and other institutions and organizations; and

.. Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.


SHARE CLASSES

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in a separate prospectus.

.. Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

.. Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

.. Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

OPENING AN ACCOUNT


You may purchase shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios of the Trust. This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust's trust/custody account platform.


Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the "Opening An Account" section of this Prospectus.

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.


.. Include a certified corporate resolution or other acceptable evidence of authority (if applicable).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, certified corporate resolution (if applicable) and completed
  New Account Application to:


 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this Prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your account number


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER


To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of shares, call the Northern
  Institutional Funds Center at 800/637-1380.

To add to an existing account:


.. Have your bank wire federal funds or effect an ACH transfer to:


 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio account number)
 (Reference Shareholder's Name)

SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your account number

.. The name of the Portfolio

.. The number of shares or the dollar amount to be redeemed

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.


.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."


BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


                                                        MONEY MARKET PORTFOLIOS

   ACCOUNT POLICIES AND OTHER INFORMATION

Automatic Investment Arrangements. Institutions may purchase shares through their institutional accounts at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern Trust for more information about its automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios of the Trust. This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues and redeems shares at NAV. The NAV for each class of shares of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of the Portfolio's outstanding shares of the class. For each class of shares of the Government Select, Tax-Exempt and Municipal Portfolios, the NAV is calculated on each Business Day as of 1:00 p.m. Central time. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.


Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios, will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Portfolio(s), provided that one of the following occurs:

.. The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios;

.. The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Institutional Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust's agreement with the intermediary; or

.. Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Portfolio(s), provided that payment is made as noted above.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

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
In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


.. Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in "Timing of Purchase Requests" on page 28.


.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 31.

.. Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/637-1380 or by sending an e-mail to: northern-funds@ntrs.com.



Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios will be executed on the same day at that day's closing share price for the applicable Portfolio(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day's closing share price for the applicable Portfolio(s).


Payment of Redemption Proceeds. Redemption proceeds normally will be sent or credited on the next Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under "Miscellaneous Redemption Information."


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.


                                                        MONEY MARKET PORTFOLIOS

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

.. The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 31.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.


Excessive Trading in Portfolio Shares. The Board of Trustees of the Trust has not adopted, on behalf of its Money Market Portfolios, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolios' investments. The Portfolios reserve the right to refuse a purchase order if management of the Portfolios determines that the purchase may not be in the best interests of the Portfolios.


Telephone Transactions. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.


Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.


Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered, including a certified corporate resolution or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.


Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.


Emergency or Unusual Events. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Portfolios. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.


Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after



                                                        MONEY MARKET PORTFOLIOS
adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares of a Portfolio through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio Shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Portfolio Holdings. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


A complete schedule of each Portfolio's holdings, current as of calendar quarter-end will be available on the Portfolios' Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.


A further description of the Trust's Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.


Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DISTRIBUTIONS AND TAX CONSIDERATIONS


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of shares in an account that is not subject to a standing order for the purchase of additional shares. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on a Portfolio's distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares.


The Portfolios generally will be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolios do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.


IRAs and Other Tax-Qualified Plans. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.


Tax-Exempt Portfolios. The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of their net investment income that are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the AMT, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit


                                                        MONEY MARKET PORTFOLIOS
through investment in the Tax-Exempt and Municipal Portfolios because such shareholders are already tax-exempt. Non-U.S. shareholders similarly will not gain an additional benefit because they are generally exempt from tax on portfolio interest.

Backup Withholding. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

U.S. Tax Treatment of Foreign Shareholders. For distributions attributable to a Portfolio's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Portfolio's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to interest income from U.S. sources. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

State and Local Taxes. You may also be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State taxes may apply to all or a portion of the exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Additional Statement.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   RISKS, SECURITIES AND TECHNIQUES


  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and strategies.


--------------------------------------------------------------------------------


Investment Objectives. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.


Investment Strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio and Government Select Portfolio may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).


                                                        MONEY MARKET PORTFOLIOS

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may invest a portion of their assets in custodial receipts. Investments by the Government Portfolio in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Portfolio's net assets.


Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment Strategy. A Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.


Special Risks. IFAs are not insured by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.



                                                        MONEY MARKET PORTFOLIOS

Investment Companies. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies.

Investment Strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.


Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

Investment Strategy. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

Special Risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Diversified Assets and Government Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term instruments, either directly or indirectly through other money market portfolios. Such instruments are not limited to U.S. government securities and may include any instruments that may be purchased by the Diversified Assets Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of such Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


                                                        MONEY MARKET PORTFOLIOS

Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities.


Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's investment performance.


Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.


Investment Strategy. The Tax-Exempt and Municipal Portfolios each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special Risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments generally will be taxable to each Portfolio's shareholders as ordinary income for federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.


United States Government Obligations. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.


Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.


Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments,


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL INFORMATION



  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO'S SHARES FOR THE PAST FIVE YEARS. Certain information reflects the financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in shares of a Portfolio held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request and without charge.


--------------------------------------------------------------------------------




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

DIVERSIFIED ASSETS PORTFOLIO


------------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
Selected per share data                                    2006        2005        2004       2003        2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $1.00       $1.00      $1.00       $1.00       $1.00

Income from investment operations:
  Net investment income                                        0.05        0.03       0.01        0.01        0.02

Total from investment operations                               0.05        0.03       0.01        0.01        0.02
------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                 (0.05)      (0.03)     (0.01)      (0.01)      (0.02)

Total distributions paid                                     (0.05)      (0.03)     (0.01)      (0.01)      (0.02)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $1.00       $1.00      $1.00       $1.00       $1.00
------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                             4.70%       2.78%      1.00%       0.96%       1.76%

Supplemental data and ratios:
  Net assets, in thousands, end of year                 $12,541,081 $10,608,494 $9,278,804 $10,211,783 $10,861,104

  Ratio to average net assets of:
    Expenses, net of reimbursements and credits          0.35%/(2)/       0.35%      0.35%       0.35%       0.35%

    Expenses, before reimbursements and credits               0.37%       0.37%      0.37%       0.37%       0.37%

    Net investment income, net of reimbursements and
     credits                                                  4.61%       2.75%      0.99%       0.97%       1.76%

    Net investment income, before reimbursements and
     credits                                                  4.59%       2.73%      0.97%       0.95%       1.74%
------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2)The net expense ratio includes custodian credits of approximately $806,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

GOVERNMENT PORTFOLIO


--------------------------------------------------------------------------------------------------------------
                                                                                SHARES
Selected per share data                                    2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $1.00      $1.00      $1.00      $1.00      $1.00

Income from investment operations:
  Net investment income                                       0.05       0.03       0.01       0.01       0.02

Total from investment operations                              0.05       0.03       0.01       0.01       0.02
--------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                (0.05)     (0.03)     (0.01)     (0.01)     (0.02)

Total distributions paid                                    (0.05)     (0.03)     (0.01)     (0.01)     (0.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $1.00      $1.00      $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------
Total return/(1)/                                            4.65%      2.74%      0.96%      0.92%      1.59%

Supplemental data and ratios:
  Net assets, in thousands, end of year                 $2,885,277 $2,768,848 $2,441,013 $3,081,385 $2,638,730

  Ratio to average net assets of:
    Expenses, net of reimbursements and credits         0.35%/(2)/ 0.35%/(2)/      0.35%      0.35%      0.35%

    Expenses, before reimbursements and credits              0.38%      0.37%      0.38%      0.37%      0.38%

    Net investment income, net of reimbursements and
     credits                                                 4.57%      2.74%      0.95%      0.91%      1.58%

    Net investment income, before reimbursements and
     credits                                                 4.54%      2.72%      0.92%      0.89%      1.55%
--------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2)The net expense ratio includes custodian credits of approximately $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

GOVERNMENT SELECT PORTFOLIO


-------------------------------------------------------------------------------------------------------------------
                                                                                     SHARES
Selected per share data                                         2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $1.00      $1.00      $1.00      $1.00      $1.00

Income from investment operations:
  Net investment income                                            0.05       0.03       0.01       0.01       0.02

Total from investment operations                                   0.05       0.03       0.01       0.01       0.02
-------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.05)     (0.03)     (0.01)     (0.01)     (0.02)

Total distributions paid                                         (0.05)     (0.03)     (0.01)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $1.00      $1.00      $1.00      $1.00      $1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 4.72%      2.85%      1.06%      0.98%      1.67%

Supplemental data and ratios:
  Net assets, in thousands, end of year                      $4,713,406 $4,060,096 $4,220,463 $5,390,753 $4,068,010

  Ratio to average net assets of:
    Expenses, net of waivers, reimbursements and credits     0.20%/(2)/      0.20%      0.20%      0.20%      0.20%

    Expenses, before waivers, reimbursements and credits          0.32%      0.33%      0.32%      0.32%      0.33%

    Net investment income, net of waivers, reimbursements
     and credits                                                  4.64%      2.80%      1.04%      0.98%      1.66%

    Net investment income, before waivers, reimbursements
     and credits                                                  4.52%      2.67%      0.92%      0.86%      1.53%
-------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2)The net expense ratio includes custodian credits of approximately $416,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

TAX-EXEMPT PORTFOLIO


------------------------------------------------------------------------------------------------
                                                                       SHARES
Selected per share data                               2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $1.00    $1.00    $1.00    $1.00    $1.00

Income from investment operations:
  Net investment income                                 0.03     0.02     0.01     0.01     0.01

Total from investment operations                        0.03     0.02     0.01     0.01     0.01
------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                          (0.03)   (0.02)   (0.01)   (0.01)   (0.01)

Total distributions paid                              (0.03)   (0.02)   (0.01)   (0.01)   (0.01)
------------------------------------------------------------------------------------------------
Net asset value, end of year                           $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------
Total return/(1)/                                      3.11%    1.98%    0.86%    0.82%    1.31%

Supplemental data and ratios:
  Net assets, in thousands, end of year             $549,349 $685,136 $616,369 $576,067 $906,147

  Ratio to average net assets of:
    Expenses, net of reimbursements                    0.35%    0.35%    0.35%    0.35%    0.35%

    Expenses, before reimbursements                    0.38%    0.38%    0.38%    0.38%    0.37%

    Net investment income, net of reimbursements       3.00%    1.96%    0.86%    0.83%    1.31%

    Net investment income, before reimbursements       2.97%    1.93%    0.83%    0.80%    1.29%
------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

MUNICIPAL PORTFOLIO


-------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES
Selected per share data                                             2006       2005       2004      2003     2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                    $1.00      $1.00      $1.00    $1.00    $1.00

Income from investment operations:
  Net investment income                                                0.03       0.02       0.01     0.01     0.01

Total from investment operations                                       0.03       0.02       0.01     0.01     0.01
-------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                         (0.03)     (0.02)     (0.01)   (0.01)   (0.01)

Total distributions paid                                             (0.03)     (0.02)     (0.01)   (0.01)   (0.01)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $1.00      $1.00      $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                     3.24%      2.13%      1.01%    0.93%    1.41%

Supplemental data and ratios:
  Net assets, in thousands, end of year                          $2,454,129 $1,095,146 $1,237,629 $666,525 $413,098

  Ratio to average net assets of:
    Expenses, net of waivers, reimbursements and credits         0.20%/(2)/      0.20%      0.20%    0.20%    0.21%

    Expenses, before waivers, reimbursements and credits              0.32%      0.32%      0.33%    0.33%    0.36%

    Net investment income, net of waivers, reimbursements and
     credits                                                          3.23%      2.12%      1.03%    0.90%    1.40%

    Net investment income, before waivers, reimbursements
     and credits                                                      3.11%      2.00%      0.90%    0.77%    1.25%
-------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2)The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



                                                        MONEY MARKET PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios' documents are available online and may be downloaded from:

.. The SEC's Web site at sec.gov (text-only)

.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com


You may review and obtain copies of Northern Institutional Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


                                   811-03605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                            MONEY MARKET PORTFOLIOS -- SERVICE & PREMIER SHARES

.. DIVERSIFIED ASSETS PORTFOLIO

.. GOVERNMENT PORTFOLIO

.. GOVERNMENT SELECT PORTFOLIO

.. TAX-EXEMPT PORTFOLIO

.. MUNICIPAL PORTFOLIO


                        Prospectus dated April 1, 2007


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks including possible loss of principal.

Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE 19809. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.



4
    Portfolios

    4
           Diversified Assets Portfolio

    5
           Government Portfolio

    6
           Government Select Portfolio

    7
           Tax-Exempt Portfolio

    8
           Municipal Portfolio

9
    Principal Investment Risks

11
    Portfolio Performance

    12
           Diversified Assets Portfolio

    13
           Government Portfolio

    14
           Government Select Portfolio

    15
           Tax-Exempt Portfolio

    16
           Municipal Portfolio

18
    Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

23
    Investment Adviser

24
    Advisory Fees

25
    Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

26
    Purchasing and Selling Service Shares and Premier
    Shares

    26
           Investors

    26
           Share Classes

    26
           Opening an Account

    27
           Selling Service Shares and Premier Shares




28
    Account Policies and Other Information

    28
        Automatic Investment Arrangements

    28
        Purchase and Redemption Minimums

    28
        Calculating Share Price

    28
        Timing of Purchase Requests

    29
        In-Kind Purchases and Redemptions

    29
        Miscellaneous Purchase Information

    29
        Timing of Redemption and Exchange Requests

    29
        Payment of Redemption Proceeds

    29
        Miscellaneous Redemption Information

    30
        Exchange Privileges

    30
        Excessive Trading in Portfolio Shares

    30
        Telephone Transactions

    30
        Advance Notification of Large Transactions

    30
        Making Changes to Your Account Information

    31
        Business Day

    31
        Good Order

    31
        Customer Identification Program

    31
        Early Closings

    31
        Emergency or Unusual Events

    31
        Financial Intermediaries

    32
        Portfolio Holdings

    33
        Shareholder Communications




34
      Distributions and Tax Considerations

      34
                 Distributions

      34
                 Tax Considerations

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION

36
      Risks, Securities and Techniques

43
      Financial Information

      44
                 Financial Highlights

FOR MORE INFORMATION

56
      Annual/Semiannual Reports

56
      Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS FIVE MONEY MARKET PORTFOLIOS (EACH A "PORTFOLIO") TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust also offers other Portfolios, including money market, fixed income, balanced and equity portfolios, which are described in separate prospectuses.

The Portfolios seek to maintain a stable net asset value ("NAV") of $1.00 per share. Consistent with this policy, each of the Portfolios:

.. Limits its dollar-weighted average portfolio maturity to 90 days or less;

.. Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

.. Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Diversified Assets, Government and Government Select Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolios may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 36 and in the Additional Statement.



                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIOS


DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:


.. U.S. dollar-denominated obligations of U.S. banks (including obligations of foreign branches of such banks);

.. U.S. dollar-denominated obligations of foreign commercial banks;

.. High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;


.. Corporate bonds, notes, paper and other instruments that are of high quality;

.. Asset-backed securities (such as credit card and automobile receivables);


.. Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;


.. U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

.. Repurchase agreements relating to the above instruments; and

.. Municipal securities issued or guaranteed by state or local governmental bodies.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default) and foreign securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 36 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.


The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 36 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.


Under unusual circumstances, as when appropriate securities that are exempt from state taxes are unavailable, the Portfolio also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 36 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:


.. Fixed, variable and floating rate notes and similar debt instruments;

.. Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and


.. Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax ("AMT") obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio's dividends may be subject to federal income tax for shareholders subject to AMT.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), project/industrial development bond and tax risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 36 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:


.. Fixed, variable and floating rate notes and similar debt instruments;

.. Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and


.. Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio's dividends may be subject to federal income tax for shareholders subject to AMT. Although the Portfolio is not limited in the amount of its assets that may be invested in AMT obligations, the Portfolio does not currently intend to invest in AMT obligations.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), project/industrial development bond and tax risks. See page 9 for a discussion of these risks.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 36 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk that will affect the value of a Portfolio, its yield and investment performance and the price of its shares. AN INVESTMENT IN EACH OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.
  The following summarizes the principal risks that may affect the Portfolios.

--------------------------------------------------------------------------------



RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Counterparty failure risk is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.


                                                        MONEY MARKET PORTFOLIOS

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS


U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


RISK THAT APPLIES PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities generally are believed to have relatively low degrees of credit risk.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 36. You should carefully consider the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Portfolio.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO PERFORMANCE

  THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO FROM YEAR TO YEAR.

  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.


  There are no Premier Shares currently outstanding for the Tax-Exempt Portfolio.* For this reason, the performance information shown below for the Tax-Exempt Portfolio is only for Service Shares. Service Shares, Premier Shares and Shares are all invested in the same portfolio of securities. IN REVIEWING THIS PERFORMANCE INFORMATION, HOWEVER, YOU SHOULD BE AWARE THAT SERVICE SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.25% AND A 0.01% ANNUALIZED TRANSFER AGENCY FEE, PREMIER SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.50% AND A 0.02% ANNUALIZED TRANSFER AGENCY FEE, AND SHARES HAVE NO SERVICE AGENT FEES AND A LESS THAN 0.01% ANNUALIZED TRANSFER AGENCY FEE.



--------------------------------------------------------------------------------




  *Premier Shares for the Tax-Exempt Portfolio were initially issued on July 11, 2001 and all Premier Shares for this Portfolio were redeemed on September 26, 2001.



                                                        MONEY MARKET PORTFOLIOS

   DIVERSIFIED ASSETS PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


                                    [CHART]

1999   2000   2001   2002   2003   2004   2005   2006
-----  -----  -----  -----  -----  -----  -----  -----
4.68%  5.92%  3.89%  1.41%  0.67%  0.82%  2.70%  4.53%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  2000      1.53%
WORST QUARTER RETURN   Q2  2004      0.13%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
-----------------------------------------------------------------------------------
                                   Inception                             Since
                                     Date        1-Year     5-Year     Inception
-----------------------------------------------------------------------------------
Diversified Assets Portfolio
-----------------------------------------------------------------------------------
              Service Shares        7/1/98       4.53%      2.02%        3.17%
-----------------------------------------------------------------------------------
              Premier Shares        4/1/99       4.26%      1.75%        2.75%
-----------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2006: 4.76%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2006: 4.50%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   GOVERNMENT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: PREMIER SHARES


                                    [CHART]

1999   2000   2001   2002   2003   2004   2005    2006
-----  -----  -----  -----  -----  -----  -----   -----
4.28%  5.55%  3.37%  1.00%  0.36%  0.53%  2.39%   4.20%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  2000      1.44%
WORST QUARTER RETURN   Q2  2004      0.06%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
-------------------------------------------------------------------------------------
                                 Inception                                Since
                                   Date         1-Year      5-Year      Inception
-------------------------------------------------------------------------------------
Government Portfolio
-------------------------------------------------------------------------------------
             Service Shares        4/1/99       4.48%       1.95%         2.92%
-------------------------------------------------------------------------------------
             Premier Shares      12/15/98       4.20%       1.69%         2.71%
-------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2006: 4.63%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2006: 4.37%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.co



                                                        MONEY MARKET PORTFOLIOS

   GOVERNMENT SELECT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: PREMIER SHARES


                                    [CHART]

1999   2000   2001   2002   2003   2004   2005   2006
-----  -----  -----  -----  -----  -----  -----  -----
4.40%  5.64%  3.46%  1.08%  0.43%  0.63%  2.49%  4.28%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  2000      1.46%
WORST QUARTER RETURN   Q2  2004      0.08%




AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------------------------------
                                                            Inception                                        Since
                                                              Date            1-Year         5-Year        Inception
---------------------------------------------------------------------------------------------------------------------------
Government Select Portfolio
---------------------------------------------------------------------------------------------------------------------------
                                    Service Shares           5/28/99          4.55%          2.04%           2.98%
---------------------------------------------------------------------------------------------------------------------------
                                    Premier Shares*         11/23/98          4.28%          1.77%           2.81%
---------------------------------------------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2006: 4.76%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2006: 4.50%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.
*For the Portfolio's Premier Shares, performance from July 21, 1999 through September 29, 1999 is that of the Portfolio's
Shares class, as no Premier Shares were outstanding during such period. Because the fees and expenses of Premier Shares are higher than those of Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   TAX-EXEMPT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


                                    [CHART]

2000   2001   2002   2003   2004   2005    2006
-----  -----  -----  -----  -----  -----  -----
3.57%  2.35%  1.01%  0.55%  0.65%  1.84%   2.86%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  2000      0.93%
WORST QUARTER RETURN   Q3  2003      0.09%




AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
---------------------------------------------------------------------------------------------------
                                               Inception                                Since
                                                 Date         1-Year      5-Year      Inception
---------------------------------------------------------------------------------------------------
Tax-Exempt Portfolio
---------------------------------------------------------------------------------------------------
                           Service Shares       5/13/99       2.86%       1.38%         1.90%
---------------------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2006: 3.24%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



                                                        MONEY MARKET PORTFOLIOS

   MUNICIPAL PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


                                    [CHART]

2001   2002   2003   2004   2005    2006
-----  -----  -----  -----  -----   -----
2.45%  1.12%  0.65%  0.80%  2.00%   3.03%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

BEST QUARTER RETURN    Q4  2006      0.79%
WORST QUARTER RETURN   Q3  2003      0.12%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2006)
--------------------------------------------------------------------------------------
                                 Inception                                Since
                                   Date         1-Year      5-Year      Inception
--------------------------------------------------------------------------------------
Municipal Portfolio
--------------------------------------------------------------------------------------
             Service Shares       2/11/00       3.03%       1.51%         1.94%
--------------------------------------------------------------------------------------
             Premier Shares       11/9/05       2.76%         N/A         2.71%
--------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2006: 3.40%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2006: 3.14%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolios. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 26). (For more information, please see "Account Policies and Other Information" on page 28.)


                   ---------------------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   ---------------------------------------------------------------
                                                     Sales
                                                 Charge (Load)
                    Sales Charge                  Imposed on
                   (Load) Imposed Deferred Sales  Reinvested   Redemption Exchange
Portfolio           on Purchases  Charge (Load)  Distributions    Fees      Fees
----------------------------------------------------------------------------------
Diversified Assets
  Service Shares        None           None          None         None      None
  Premier Shares        None           None          None         None      None
----------------------------------------------------------------------------------
Government
  Service Shares        None           None          None         None      None
  Premier Shares        None           None          None         None      None
----------------------------------------------------------------------------------
Government Select
  Service Shares        None           None          None         None      None
  Premier Shares        None           None          None         None      None
----------------------------------------------------------------------------------
Tax-Exempt
  Service Shares        None           None          None         None      None
  Premier Shares*       None           None          None         None      None
----------------------------------------------------------------------------------
Municipal
  Service Shares        None           None          None         None      None
  Premier Shares        None           None          None         None      None
----------------------------------------------------------------------------------

                   ---------------------------------------------------------------

  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------------------------------------
                                                                                       Total Annual
Management Distribution    Other      Service Agent Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses/(1)/     Fees           Fees          Expenses        Expenses/(3)/
---------------------------------------------------------------------------------------------------------
  0.25%        None        0.38%          0.25%          0.01%           0.12%             0.63%
  0.25%        None        0.64%          0.50%          0.02%           0.12%             0.89%
---------------------------------------------------------------------------------------------------------
  0.25%        None        0.39%          0.25%          0.01%           0.13%             0.64%
  0.25%        None        0.65%          0.50%          0.02%           0.13%             0.90%
---------------------------------------------------------------------------------------------------------
  0.20%        None        0.38%          0.25%          0.01%           0.12%             0.58%
  0.20%        None        0.64%          0.50%          0.02%           0.12%             0.84%
---------------------------------------------------------------------------------------------------------
  0.25%        None        0.39%/(2)/     0.25%          0.01%           0.13%             0.64%
  0.25%        None        0.65%/(2)/     0.50%          0.02%           0.13%             0.90%
---------------------------------------------------------------------------------------------------------
  0.20%        None        0.38%/(2)/     0.25%          0.01%           0.12%             0.58%
  0.20%        None        0.64%/(2)/     0.50%          0.02%           0.12%             0.84%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------




                                                        MONEY MARKET PORTFOLIOS

FOOTNOTES


/1/"Other Expenses" are comprised of three sub-categories: "Service Agent
   Fees," "Transfer Agency Fees" and "Other Operating Expenses." "Other Operating Expenses" include co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.10% of the average daily net assets of each Portfolio. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. Under the Co-Administration Agreement with the Trust, which may be amended by the Trust's Board of Trustees without shareholder approval, Northern Trust Investments, N.A. ("NTI"), as a Co-Administrator, has agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses), that exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.

/2/"Other Expenses" include expenses indirectly borne by the Portfolio through investments in other investment companies (acquired fund fees and expenses) of less than 0.01% of the Portfolio's average net assets.



/3/For certain Portfolios, the Investment Adviser has voluntarily agreed to waive a portion of its management fees, as shown below. Also, set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that actually are incurred by the Portfolios as a result of the expense reimbursements discussed in footnote 1. The Investment Adviser's voluntary fee waivers may be modified, terminated or implemented at any time at the option of the Investment Adviser to the Portfolios. When this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                       ----------------------------------------------------
                       TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES--
                       AFTER VOLUNTARY FEE WAIVERS AND CONTRACTUAL
                       REIMBURSEMENTS
                       (see footnote 3 on page 20)
                       ----------------------------------------------------
                                                        -------------------
                                                           Total Annual
                       Management Distribution  Other   Portfolio Operating
    Portfolio             Fees    (12b-1) Fees Expenses      Expenses
    -----------------------------------------------------------------------
    Diversified Assets
     Service Shares      0.25%        None      0.36%          0.61%
     Premier Shares      0.25%        None      0.62%          0.87%
    -----------------------------------------------------------------------
    Government
     Service Shares      0.25%        None      0.36%          0.61%
     Premier Shares      0.25%        None      0.62%          0.87%
    -----------------------------------------------------------------------
    Government Select
     Service Shares      0.10%        None      0.36%          0.46%
     Premier Shares      0.10%        None      0.62%          0.72%
    -----------------------------------------------------------------------
    Tax-Exempt
     Service Shares      0.25%        None      0.36%          0.61%
     Premier Shares*     0.25%        None      0.62%          0.87%
    -----------------------------------------------------------------------
    Municipal
     Service Shares      0.10%        None      0.36%          0.46%
     Premier Shares      0.10%        None      0.62%          0.72%
    -----------------------------------------------------------------------

                       ----------------------------------------------------


  * As of the date of the Prospectus, no shares of this class are issued and outstanding.



                                                        MONEY MARKET PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service Shares or Premier Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  -------------------------------

               Portfolio          1 Year 3 Years 5 Years 10 Years
               --------------------------------------------------
               Diversified Assets
                Service Shares     $64    $202    $351      $786
                Premier Shares     $91    $284    $493    $1,096
               --------------------------------------------------
               Government
                Service Shares     $65    $205    $357      $798
                Premier Shares     $92    $287    $498    $1,108
               --------------------------------------------------
               Government Select
                Service Shares     $59    $186    $324      $726
                Premier Shares     $86    $268    $466    $1,037
               --------------------------------------------------
               Tax-Exempt
                Service Shares     $65    $205    $357      $798
                Premier Shares*    $92    $287    $498    $1,108
               --------------------------------------------------
               Municipal
                Service Shares     $59    $186    $324      $726
                Premier Shares     $86    $268    $466    $1,037
               --------------------------------------------------

                                  -------------------------------



  * As of the date of the Prospectus, no shares of this class are issued and outstanding.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser") is a direct subsidiary of TNTC and serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



                                                        MONEY MARKET PORTFOLIOS

   ADVISORY FEES


As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2006.



The difference, if any, between the contractual advisory fee and the actual advisory fee paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waivers in the future at its discretion.

A discussion regarding the Board of Trustees' basis for approving the Portfolios' Advisory Agreement is available in the Portfolios' semiannual report to shareholders for the six-month period ending May 31.


                                 --------------------------------
                                                 Advisory Fee
                                 Contractual Paid for Fiscal Year
              Portfolio             Rate       Ended 11/30/2006
              ---------------------------------------------------
              Diversified Assets    0.25%           0.25%
              ---------------------------------------------------
              Government            0.25%           0.25%
              ---------------------------------------------------
              Government Select     0.20%           0.10%
              ---------------------------------------------------
              Tax-Exempt            0.25%           0.25%
              ---------------------------------------------------
              Municipal             0.20%           0.10%
              ---------------------------------------------------

                                 --------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                        MONEY MARKET PORTFOLIOS

   PURCHASING AND SELLING SERVICE SHARES AND PREMIER SHARES


INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers") and entering into servicing agreements with the Trust ("Servicing Agreement"), may invest in the Service Shares and Premier Shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors ("Institutions") include:


.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and

.. Corporations, partnerships, business trusts and other institutions and organizations; and

.. Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.


SHARE CLASSES

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. The Shares class is described in a separate prospectus.

.. Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

.. Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

.. Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of the Shares of a Portfolio is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

OPENING AN ACCOUNT


You may purchase Service Shares and Premier Shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios of the Trust. This minimum does not apply, however, to Service Shares and Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust's trust/custody account platform.


Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Service Shares or Premier Shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Service Shares and Premier Shares directly from the Trust as described in the "Opening An Account" section of this Prospectus.

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.


.. Include a certified corporate resolution or other acceptable evidence of authority (if applicable).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, certified corporate resolution (if applicable) and completed
  New Account Application to:


 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this Prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of Service Shares or Premier Shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your account number


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER


To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of Service Shares or Premier Shares, call the Northern Institutional Funds Center at 800/637-1380.

To add to an existing account:


.. Have your bank wire federal funds or effect an ACH transfer to:


 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio account number)
 (Reference Shareholder's Name)

SELLING SERVICE SHARES AND PREMIER SHARES

Through an Institutional Account. Institutions may sell (redeem) Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase Service Shares and Premier Shares directly from the Trust may redeem their Service Shares and Premier Shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your account number

.. The name of the Portfolio

.. The number of Service Shares or Premier Shares or the dollar amount to be redeemed.

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Service Shares and Premier Shares--By Mail."

BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given prior authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


                                                        MONEY MARKET PORTFOLIOS

   ACCOUNT POLICIES AND OTHER INFORMATION

Automatic Investment Arrangements. Institutions may purchase Service Shares and Premier Shares through their institutional accounts at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern Trust for more information about its automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios of the Trust. This minimum does not apply, however, to Service Shares or Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues and redeems Service Shares and Premier Shares at NAV. The NAV for each class of shares of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of the Portfolio's outstanding shares of the class. For each class of shares of the Government Select, Tax-Exempt and Municipal Portfolios, the NAV is calculated on each Business Day as of 1:00 p.m. Central time. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.


Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios, will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Portfolio(s), provided that one of the following occurs:



.. The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios;



.. The requests are placed by a financial or authorized intermediary that has entered into a Servicing Agreement with Northern Institutional Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust's agreement with the intermediary; or


.. Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Portfolio(s), provided that payment is made as noted above.


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

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Service Shares and Premier Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


.. Service Shares and Premier Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in "Timing of Purchase Requests" on page 28.


.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 31.

.. Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios will be executed on the same day at that day's closing share price for the applicable Portfolio(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day's closing share price for the applicable Portfolio(s).


Payment of Redemption Proceeds. Redemption proceeds normally will be sent or credited on the next Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased Service Shares or Premier Shares with a check or through an electronic transaction, payment may be delayed as discussed below under "Miscellaneous Redemption Information."


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased Service Shares or Premier Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.


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

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. Dividends on Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

.. The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 31.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

Excessive Trading in Portfolio Shares. The Board of Trustees of the Trust has not adopted, on behalf of its Money Market Portfolios, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolios' investments. The Portfolios reserve the right to refuse a purchase order if management of the Portfolios determines that the purchase may not be in the best interests of the Portfolios.

Telephone Transactions. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.


Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.


Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance


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
with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered, including a certified corporate resolution or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.


Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.


Emergency or Unusual Events. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Portfolios. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements


                                                        MONEY MARKET PORTFOLIOS

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
with the Trust ("Service Organizations"). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). For both Service Shares and Premier Shares, administrative support services may include:

.. acting, directly or through another, as shareholder of record;

.. establishing and maintaining individual accounts and records;

.. processing purchase, redemption and exchange orders; and

.. placing net purchase and redemption orders with the Trust's Transfer Agent.

Service Organizations will receive fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

.. providing information to investors regarding the Portfolios or relating to the status of their accounts; and

.. acting as liaison between investors and the Trust.

Service Organizations will receive additional fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolios' other classes of shares.


Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Service Shares or Premier Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.


Customers purchasing Service Shares or Premier Shares of a Portfolio through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Service Shares or Premier Shares of a Portfolio. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Portfolio Holdings. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


A complete schedule of each Portfolio's holdings, current as of calendar quarter-end will be available on the Portfolios' Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at



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
least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust's Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.


                                                        MONEY MARKET PORTFOLIOS

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

   DISTRIBUTIONS AND TAX CONSIDERATIONS


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional Service Shares or Premier Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on a Portfolio's distributions to you, regardless of whether they are paid in cash or reinvested in Service Shares or Premier Shares.


The Portfolios generally will be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolios do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.

IRAs and Other Tax-Qualified Plans. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.


Tax-Exempt Portfolios. The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of their net investment income that are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the AMT, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.


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

Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Tax-Exempt and Municipal Portfolios because such investors are already tax-exempt. Non-U.S. shareholders similarly will not gain an additional benefit because they are generally exempt from tax on portfolio interest.

Backup Withholding. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

U.S. Tax Treatment of Foreign Shareholders. For distributions attributable to a Portfolio's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to a Portfolio's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to interest income from U.S. sources. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

State and Local Taxes. You may also be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State taxes may apply to all or a portion of the exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Additional Statement.


                                                        MONEY MARKET PORTFOLIOS

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

   RISKS, SECURITIES AND TECHNIQUES


  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and strategies.


--------------------------------------------------------------------------------


Investment Objectives. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.


Investment Strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio and Government Select Portfolio may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).


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

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may invest a portion of their assets in custodial receipts. Investments by the Government Portfolio in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Portfolio's net assets.


Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment Strategy. A Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.


                                                        MONEY MARKET PORTFOLIOS

Investment Strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below) and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency-they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Companies. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies.



Investment Strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.



Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.


Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

Investment Strategy. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

Special Risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign


                                                        MONEY MARKET PORTFOLIOS
institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S banks.

In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Diversified Assets and Government Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term instruments, either directly or indirectly through other money market portfolios. Such instruments are not limited to U.S. government securities and may include any instruments that may be purchased by the Diversified Assets Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of such Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's investment performance.


Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.


Investment Strategy. The Tax-Exempt and Municipal Portfolios each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special Risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments generally will be taxable to each Portfolio's shareholders as ordinary income for federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.


United States Government Obligations. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.



Investment Strategy. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.



Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.


Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.


Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.


                                                        MONEY MARKET PORTFOLIOS

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION


  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO'S SERVICE SHARES AND PREMIER SHARES FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). Certain information reflects the financial results for a single Service Share or Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares or Premier Shares of a Portfolio held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report which is available upon request and without charge. As of November 30, 2006, no Premier Shares of the Tax-Exempt Portfolio were outstanding.


--------------------------------------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO


-----------------------------------------------------------------------------------------------------------------
                                                                                   SERVICE
Selected per share data                                            2006      2005     2004    2003     2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $1.00    $1.00    $1.00   $1.00    $1.00

Income from investment operations:
  Net investment income                                               0.04     0.02     0.01    0.01     0.01

Total from investment operations                                      0.04     0.02     0.01    0.01     0.01
-----------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                        (0.04)   (0.02)   (0.01)  (0.01)   (0.01)

Total distributions paid                                            (0.04)   (0.02)   (0.01)  (0.01)   (0.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $1.00    $1.00    $1.00   $1.00    $1.00
-----------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                    4.43%    2.51%    0.74%   0.70%    1.50%

Supplemental data and ratios:
  Net assets, in thousands, end of year                           $131,092 $123,798 $109,686 $82,872 $104,157

  Ratio to average net assets of:
    Expenses, net of reimbursements and credits                 0.61%/(2)/    0.61%    0.61%   0.61%    0.61%

    Expenses, before reimbursements and credits                      0.63%    0.63%    0.63%   0.63%    0.63%

    Net investment income, net of reimbursements and credits         4.35%    2.49%    0.73%   0.71%    1.50%

    Net investment income, before reimbursements and credits         4.33%    2.47%    0.71%   0.69%    1.48%
-----------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)The net expense ratio includes custodian credits of approximately $806,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.


(3)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



------------------------------------------------
                     PREMIER
     2006     2005   2004/(3)/ 2003/(3)/  2002
------------------------------------------------
       $1.00   $1.00     $1.00     $1.00   $1.00

        0.04    0.02        --        --    0.01

        0.04    0.02        --        --    0.01
------------------------------------------------
      (0.04)  (0.02)        --        --  (0.01)

      (0.04)  (0.02)        --        --  (0.01)
------------------------------------------------
       $1.00   $1.00     $1.00     $1.00   $1.00
------------------------------------------------
       4.17%   2.25%     0.48%     0.44%   1.24%

     $22,665 $49,184   $12,196   $20,392 $21,752

  0.87%/(2)/   0.87%     0.87%     0.87%   0.87%

       0.89%   0.89%     0.89%     0.89%   0.89%

       4.09%   2.23%     0.47%     0.45%   1.24%

       4.07%   2.21%     0.45%     0.43%   1.22%
------------------------------------------------





                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS

GOVERNMENT PORTFOLIO


-----------------------------------------------------------------------------------------------------------------
                                                                                   SERVICE
Selected per share data                                            2006       2005     2004    2003    2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $1.00      $1.00   $1.00   $1.00   $1.00

Income from investment operations:
  Net investment income                                               0.04       0.02    0.01    0.01    0.01

Total from investment operations                                      0.04       0.02    0.01    0.01    0.01
-----------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                        (0.04)     (0.02)  (0.01)  (0.01)  (0.01)

Total distributions paid                                            (0.04)     (0.02)  (0.01)  (0.01)  (0.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $1.00      $1.00   $1.00   $1.00   $1.00
-----------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                    4.38%      2.48%   0.71%   0.66%   1.33%

Supplemental data and ratios:
  Net assets, in thousands, end of year                           $104,203    $87,499 $80,782 $26,684 $54,924

  Ratio to average net assets of:
    Expenses, net of reimbursements and credits                 0.61%/(2)/ 0.61%/(2)/   0.61%   0.61%   0.61%

    Expenses, before reimbursements and credits                      0.64%      0.63%   0.64%   0.63%   0.64%

    Net investment income, net of reimbursements and credits         4.31%      2.48%   0.69%   0.65%   1.32%

    Net investment income, before reimbursements and credits         4.28%      2.46%   0.66%   0.63%   1.29%
-----------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)The net expense ratio includes custodian credits of approximately $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.

(3)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



----------------------------------------------------
                       PREMIER
     2006       2005    2004/(3)/ 2003/(3)/   2002
----------------------------------------------------
       $1.00      $1.00     $1.00     $1.00    $1.00

        0.04       0.02        --        --     0.01

        0.04       0.02        --        --     0.01
----------------------------------------------------
      (0.04)     (0.02)        --        --   (0.01)

      (0.04)     (0.02)        --        --   (0.01)
----------------------------------------------------
       $1.00      $1.00     $1.00     $1.00    $1.00
----------------------------------------------------
       4.10%      2.22%     0.45%     0.40%    1.06%

      $4,115    $16,070    $3,637  $101,104 $111,828

  0.87%/(2)/ 0.87%/(2)/     0.87%     0.87%    0.87%

       0.90%      0.89%     0.90%     0.89%    0.90%

       4.05%      2.22%     0.43%     0.39%    1.06%

       4.02%      2.20%     0.40%     0.37%    1.03%
----------------------------------------------------



..


                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS

GOVERNMENT SELECT PORTFOLIO


--------------------------------------------------------------------------------------------------------------------------
                                                                                            SERVICE
Selected per share data                                                     2006     2005     2004     2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                            $1.00   $1.00    $1.00    $1.00    $1.00

Income from investment operations:
  Net investment income                                                        0.04    0.03     0.01     0.01     0.01

Total from investment operations                                               0.04    0.03     0.01     0.01     0.01
--------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                                 (0.04)  (0.03)   (0.01)   (0.01)   (0.01)

Total distributions paid                                                     (0.04)  (0.03)   (0.01)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                  $1.00   $1.00    $1.00    $1.00    $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                             4.45%   2.58%    0.80%    0.72%    1.41%

Supplemental data and ratios:
  Net assets, in thousands, end of year                                     $68,295 $69,519 $116,841 $181,912 $119,239

  Ratio to average net assets of:
    Expenses, net of waivers, reimbursements and credits                 0.46%/(2)/   0.46%    0.46%    0.46%    0.46%

    Expenses, before waivers, reimbursements and credits                      0.58%   0.59%    0.58%    0.58%    0.59%

    Net investment income, net of waivers, reimbursements and credits         4.38%   2.54%    0.78%    0.72%    1.40%

    Net investment income, before waivers, reimbursements and credits         4.26%   2.41%    0.66%    0.60%    1.27%
--------------------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)The net expense ratio includes custodian credits of approximately $416,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.


(3)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-----------------------------------------------------
                          PREMIER
         2006      2005     2004   2003/(3)/   2002
-----------------------------------------------------
           $1.00    $1.00    $1.00     $1.00    $1.00

            0.04     0.02     0.01        --     0.01

            0.04     0.02     0.01        --     0.01
-----------------------------------------------------
          (0.04)   (0.02)   (0.01)        --   (0.01)

          (0.04)   (0.02)   (0.01)        --   (0.01)
-----------------------------------------------------
           $1.00    $1.00    $1.00     $1.00    $1.00
-----------------------------------------------------
           4.18%    2.32%    0.54%     0.46%    1.15%

        $270,315 $272,055 $168,520  $217,688 $126,645

      0.72%/(2)/    0.72%    0.72%     0.72%    0.72%

           0.84%    0.85%    0.84%     0.84%    0.85%

           4.12%    2.28%    0.52%     0.46%    1.14%

           4.00%    2.15%    0.40%     0.34%    1.01%
-----------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

TAX-EXEMPT PORTFOLIO


--------------------------------------------------------------------------------------
                                                                 SERVICE
Selected per share data                              2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------
Net asset value, beginning of year                   $1.00  $1.00  $1.00  $1.00  $1.00

Income from investment operations:
  Net investment income                               0.03   0.02   0.01   0.01   0.01

Total from investment operations                      0.03   0.02   0.01   0.01   0.01
--------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                        (0.03) (0.02) (0.01) (0.01) (0.01)

Total distributions paid                            (0.03) (0.02) (0.01) (0.01) (0.01)
--------------------------------------------------------------------------------------
Net asset value, end of year                         $1.00  $1.00  $1.00  $1.00  $1.00
--------------------------------------------------------------------------------------
Total return/(1)/                                    2.82%  1.72%  0.60%  0.57%  1.05%

Supplemental data and ratios:
  Net assets, in thousands, end of year             $4,023 $4,769 $4,347 $9,714 $9,346

  Ratio to average net assets of://
    Expenses, net of reimbursements                  0.61%  0.61%  0.61%  0.61%  0.61%

    Expenses, before reimbursements                  0.64%  0.64%  0.64%  0.64%  0.63%

    Net investment income, net of reimbursements     2.74%  1.70%  0.60%  0.57%  1.05%

    Net investment income, before reimbursements     2.71%  1.67%  0.57%  0.54%  1.03%
--------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30

MUNICIPAL PORTFOLIO


-------------------------------------------------------------------------------------------------------------------
                                                                                          SERVICE
Selected per share data                                                     2006     2005    2004    2003    2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                            $1.00   $1.00   $1.00   $1.00   $1.00

Income from investment operations:
  Net investment income                                                        0.03    0.02    0.01    0.01    0.01

Total from investment operations                                               0.03    0.02    0.01    0.01    0.01
-------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                                 (0.03)  (0.02)  (0.01)  (0.01)  (0.01)

Total distributions paid                                                     (0.03)  (0.02)  (0.01)  (0.01)  (0.01)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                  $1.00   $1.00   $1.00   $1.00   $1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                             2.98%   1.87%   0.75%   0.67%   1.16%

Supplemental data and ratios:
  Net assets, in thousands, end of year                                     $55,183 $89,445 $74,568 $30,399 $45,642

  Ratio to average net assets of:
    Expenses, net of waivers, reimbursements and credits                 0.46%/(2)/   0.46%   0.46%   0.46%   0.46%

    Expenses, before waivers, reimbursements and credits                      0.58%   0.58%   0.59%   0.59%   0.61%

    Net investment income, net of waivers, reimbursements and credits         2.97%   1.86%   0.77%   0.64%   1.15%

    Net investment income, before waivers, reimbursements and credits         2.85%   1.74%   0.64%   0.51%   1.00%
-------------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS         FOR THE FISCAL YEAR OR PERIOD ENDED NOVEMBER 30


MUNICIPAL PORTFOLIO


---------------------------------------------------------------------------------------------
                                                                               PREMIER
Selected per share data                                                     2006    2005/(4)/
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $1.00     $1.00

Income from investment operations:
  Net investment income                                                        0.03        --

Total from investment operations                                               0.03        --
---------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                                 (0.03)        --

Total distributions paid                                                     (0.03)        --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                $1.00     $1.00
---------------------------------------------------------------------------------------------
Total return/(1)/                                                             2.71%     0.14%

Supplemental data and ratios:
  Net assets, in thousands, end of period                                      $423      $292

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers, reimbursements and credits                 0.72%/(3)/     0.72%

    Expenses, before waivers, reimbursements and credits                      0.84%     0.84%

    Net investment income, net of waivers, reimbursements and credits         2.71%     2.26%

    Net investment income, before waivers, reimbursements and credits         2.59%     2.14%
---------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.


(3)The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.



(4)For the period November 9, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                        MONEY MARKET PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK



MONEY MARKET PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                        MONEY MARKET PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios' documents are available online and may be downloaded from:


.. The SEC's Web site at sec.gov (text only)

.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.



                                   811-03605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS


                                                    PRIME OBLIGATIONS PORTFOLIO


.. PRIME OBLIGATIONS PORTFOLIO

    . SHARES

    . SERVICE SHARES

    . PREMIER SHARES


                        Prospectus dated April 1, 2007


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 301 Bellevue Parkway, Wilmington,
DE 19809. Northern Funds Distributors, LLC is not affiliated with Northern
Trust.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objective, principal strategies and risk characteristics of the Portfolio.



4
    Prime Obligations Portfolio

5
    Principal Investment Risks

6
    Portfolio Performance

8
    Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIO

Details that apply to the Portfolio.

13
    Investment Adviser

14
    Advisory Fees

15
    Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

16
    Purchasing and Selling Shares

    16
        Investors

    16
        Share Classes

    16
        Opening an Account

    17
        Selling Shares, Service Shares and Premier Shares

18
    Account Policies and Other Information

    18
        Purchase and Redemption Minimums

    18
        Calculating Share Price

    18
        Timing of Purchase Requests

    18
        In-Kind Purchases and Redemptions

    18
        Miscellaneous Purchase Information

    19
        Timing of Redemption and Exchange Requests

    19
        Payment of Redemption Proceeds

    19
        Miscellaneous Redemption Information

    19
        Exchange Privileges

    20
        Excessive Trading in Portfolio Shares


    20
        Telephone Transactions

    20
        Advance Notification of Large Transactions

    20
        Making Changes to Your Account Information

    20
        Business Day

    20
        Good Order

    20
        Customer Identification Program

    21
        Early Closings

    21
        Emergency or Unusual Events

    21
        Financial Intermediaries

    22
        Portfolio Holdings

    22
        Shareholder Communications

23
    Distributions and Tax Considerations

    23
        Distributions

    23
        Tax Considerations

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION

25
    Risks, Securities and Techniques

31
    Financial Information

    32
        Financial Highlights

FOR MORE INFORMATION

36
    Annual/Semiannual Reports

36
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS THE PRIME OBLIGATIONS PORTFOLIO (THE "PORTFOLIO") TO INSTITUTIONAL INVESTORS. THE PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES.

--------------------------------------------------------------------------------


The descriptions on the following pages may help you determine whether the Portfolio fits your investment needs. Keep in mind, however, that no guarantee can be made that the Portfolio will meet its investment objective and the Portfolio should not be relied upon as a complete investment program.

This Prospectus describes one money market portfolio currently offered by the Trust. The Trust also offers other portfolios, including money market, balanced, fixed income and equity portfolios, which are described in separate prospectuses.

The Portfolio seeks to maintain a stable net asset value ("NAV") of $1.00 per share. Consistent with this policy, the Portfolio:

.. Limits its dollar-weighted average portfolio maturity to 90 days or less;

.. Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

.. Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, the Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or (b) are issued or guaranteed by, or otherwise allow the Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Portfolio intends to limit purchases of securities to First Tier Securities. Securities in which the Portfolio may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, the Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolio may, however, invest up to 25% of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, the Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 25 and in the Additional Statement.



                                                    PRIME OBLIGATIONS PORTFOLIO

   PRIME OBLIGATIONS PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:


.. U.S. dollar-denominated obligations of U.S. banks (including obligations of foreign branches of such banks);

.. U.S. dollar-denominated obligations of foreign commercial banks;

.. High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

.. Corporate bonds, notes, paper and other instruments that are of high quality;

.. Asset-backed securities (such as credit card and automobile receivables);



.. Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

.. U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

.. Repurchase agreements relating to the above instruments; and

.. Municipal securities issued or guaranteed by state or local governmental bodies.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), counterparty failure, guarantor (or credit enhancement), management, liquidity, prepayment (or call), debt extension and foreign securities risks. See page 5 for a discussion of these risks.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 25 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk that will affect the value of the Portfolio, its yield and investment performance and the price of its shares. AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
  The following summarizes the principal risks that may affect the Portfolio.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO THE PORTFOLIO

Stable NAV risk is the risk that the Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, the Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio's yield (and the market value of its securities) will tend to be higher.

Credit (or default) risk is the risk that an issuer of fixed income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk.

Counterparty failure risk is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause the Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that the Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, the Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


More information about the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 25. You should carefully consider the risks discussed in this section and "Risks, Securities and Techniques" before investing in the Portfolio.



                                                    PRIME OBLIGATIONS PORTFOLIO

   PORTFOLIO PERFORMANCE

  THE BAR CHART AND TABLE THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN THE PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF THE PORTFOLIO SINCE INCEPTION.

  The bar chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, the Portfolio's performance would have been reduced.


  SERVICE SHARES, PREMIER SHARES AND SHARES ARE ALL INVESTED IN THE SAME PORTFOLIO OF SECURITIES. IN REVIEWING THIS PERFORMANCE INFORMATION, HOWEVER, YOU SHOULD BE AWARE THAT SERVICE SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.25% AND A 0.01% ANNUALIZED TRANSFER AGENCY FEE, PREMIER SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.50% AND A 0.02% ANNUALIZED TRANSFER AGENCY FEE, AND SHARES HAVE NO SERVICE AGENT FEES AND NO ANNUALIZED TRANSFER AGENCY FEE.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRIME OBLIGATIONS PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SHARES


                                       [CHART]

    2004      2005      2006
    ----      ----      ----
   1.23%      3.12%     4.96%

   BEST AND WORST QUARTERLY PERFORMANCE
   (for the periods shown in the bar chart)

   BEST QUARTER RETURN    Q4  2006   1.30%
   WORST QUARTER RETURN   Q2  2004   0.23%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended
December 31, 2006)
---------------------------------------------------------------------------------------------------
                                                       Inception                       Since
                                                         Date             1-Year     Inception
---------------------------------------------------------------------------------------------------
Prime Obligations Portfolio
---------------------------------------------------------------------------------------------------
Shares                                                  8/21/03           4.96%        2.86%
---------------------------------------------------------------------------------------------------
Service Shares                                           9/2/03           4.68%        2.61%
---------------------------------------------------------------------------------------------------
Premier Shares                                         11/18/05           4.41%        4.33%
---------------------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2006: 5.17%.
The 7-day yield for Service Shares of the Portfolio as of December 31, 2006: 4.91%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2006: 4.65%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.



                                                    PRIME OBLIGATIONS PORTFOLIO

   PORTFOLIO FEES AND EXPENSES


The following table and footnotes describe the fees and expenses that you may pay if you buy and hold Shares, Service Shares and Premier Shares of the Portfolio. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 16). (For more information, please see "Account Policies and Other Information" on page 18.)


                            ----------------------------------------------------------------
                            SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            ----------------------------------------------------------------
                                                           Sales Charge
                             Sales Charge                 (Load) Imposed
                            (Load) Imposed Deferred Sales on Reinvested  Redemption Exchange
Prime Obligations Portfolio  on Purchases  Charge (Load)  Distributions     Fees      Fees
--------------------------------------------------------------------------------------------
       Shares                    None           None           None         None      None
      Service Shares             None           None           None         None      None
      Premier Shares             None           None           None         None      None
--------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------------------------------------

                                                                                       Total Annual
Management Distribution    Other      Service Agent Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses/(1)/     Fees         Fees/(2)/       Expenses        Expenses/(3)/
---------------------------------------------------------------------------------------------------------
  0.15%        None        0.12%           None          0.00%           0.12%             0.27%
  0.15%        None        0.38%          0.25%          0.01%           0.12%             0.53%
  0.15%        None        0.64%          0.50%          0.02%           0.12%             0.79%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------



                                                    PRIME OBLIGATIONS PORTFOLIO

FOOTNOTES


/1/"Other Expenses" are comprised of three sub-categories: "Service Agent
   Fees," "Transfer Agency Fees" and "Other Operating Expenses." "Other Operating Expenses" include co-administration fees and all other ordinary operating expenses of the Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolio at the annual rate of 0.10% of the average daily net assets of the Portfolio. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. Under the Co-Administration Agreement with the Trust, which may be amended by the Trust's Board of Trustees without shareholder approval, Northern Trust Investments, N.A. ("NTI"), as a Co-Administrator, has agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of the Portfolio's average daily net assets.

/2/TNTC is entitled to transfer agency fees, calculated daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares class of the Portfolio; (b) 0.01% of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and
  (c) 0.02% of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.



/3/The Investment Adviser has voluntarily agreed to waive a portion of its management fees as shown below. Also, set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that actually are incurred by the Portfolio as a result of the expense reimbursements discussed in footnote 1. The Investment Adviser's voluntary fee waivers may be modified, terminated or implemented at any time at the option of the Investment Adviser to the Portfolio. When this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                            ----------------------------------------------------
                            TOTAL ANNUAL PORTFOLIO OPERATIING EXPENSES -- AFTER
                            VOLUNTARY FEE WAIVERS AND CONTRACTUAL
                            REIMBURSEMENTS
                            (see footnote 3 on page 10)
--------------------------------------------------------------------------------

                                                                Total Annual
                            Management Distribution  Other   Portfolio Operating
Prime Obligations Portfolio    Fees    (12b-1) Fees Expenses      Expenses
--------------------------------------------------------------------------------
      Shares                  0.10%        None      0.10%          0.20%
--------------------------------------------------------------------------------
      Service Shares          0.10%        None      0.36%          0.46%
--------------------------------------------------------------------------------
      Premier Shares          0.10%        None      0.62%          0.72%
--------------------------------------------------------------------------------

                            ----------------------------------------------------



                                                    PRIME OBLIGATIONS PORTFOLIO

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares, Service Shares or Premier Shares of the Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      -------------------------------

          Prime Obligations Portfolio 1 Year 3 Years 5 Years 10 Years
          -----------------------------------------------------------
                Shares                 $28     $87    $152     $343
          -----------------------------------------------------------
                Service Shares         $54    $170    $296     $665
          -----------------------------------------------------------
                Premier Shares         $81    $252    $439     $978
          -----------------------------------------------------------

                                      -------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISER



Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser") is a direct subsidiary of TNTC and serves as the Investment Adviser of the Portfolio. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.



Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.



                                                    PRIME OBLIGATIONS PORTFOLIO

   ADVISORY FEES



As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.15% (expressed as a percentage of the Portfolio's average daily net assets). The advisory fee (after voluntary fee waivers) paid by the Portfolio as a percentage of net assets for the fiscal year ended November 30, 2006 is set forth in the table below.


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolio reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waiver in the future at its discretion.

A discussion regarding the Board of Trustees' basis for approving the Portfolio's Advisory Agreement is available in the Portfolio's semiannual report to shareholders for the six-month period ending May 31.


                                      --------------------------------
                                                      Advisory Fee
                                      Contractual Paid for Fiscal Year
          Portfolio                      Rate       Ended 11/30/2006
          ------------------------------------------------------------
          Prime Obligations Portfolio    0.15%           0.10%
          ------------------------------------------------------------

                                      --------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES


TNTC serves as Transfer Agent and Custodian for the Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolio. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolio. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by the Portfolio on each securities loan. In addition, cash collateral received by the Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolio and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Portfolio may or may not receive specific notice of such additional services and fees.


                                                    PRIME OBLIGATIONS PORTFOLIO

   PURCHASING AND SELLING SHARES


INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may invest in the Shares, Service Shares and Premier Shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and


.. Corporations, partnerships, business trusts and other institutions and organizations; and

.. Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.


SHARE CLASSES

The Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares.

.. Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

.. Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

.. Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of Shares of the Portfolio is expected to be higher than the performance of both Service Shares and Premier Shares of the Portfolio and the performance of the Portfolio's Service Shares is expected to be higher than the performance of the Portfolio's Premier Shares.

OPENING AN ACCOUNT


You may purchase Shares, Service Shares and Premier Shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust. The minimum initial investment is $20 million. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in the Portfolio must be in a custody and/or investment management account(s) on Northern Trust's trust/custody account platform.


Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Shares, Service Shares and Premier Shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Shares, Service Shares and Premier Shares directly from the Trust as described in the "Opening An Account" section of this Prospectus.

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.


.. Include a certified corporate resolution or other acceptable evidence of authority (if applicable).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, certified corporate resolution (if applicable) and completed
  New Account Application to:


 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this Prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio

.. The number of Shares, Service Shares or Premier Shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your account number


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER


To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of Shares, Service Shares or Premier
  Shares call the Northern Institutional Funds Center at 800/637-1380.

To add to an existing account:


.. Have your bank wire federal funds or effect an ACH transfer to:


 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio account number)
 (Reference Shareholder's Name)

SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

Through an Institutional Account. Institutions may sell (redeem) Shares, Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase Shares, Service Shares and Premier Shares directly from the Trust may redeem their Shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:


.. The signature of a duly authorized person

.. Your account number

.. The name of the Portfolio

.. The number of Shares, Service Shares or Premier Shares or the dollar amount to be redeemed


BY TELEPHONE


.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares, Service Shares and Premier Shares--By Mail."


BY WIRE


.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.



                                                    PRIME OBLIGATIONS PORTFOLIO

   ACCOUNT POLICIES AND OTHER INFORMATION


Purchase and Redemption Minimums. There is a minimum initial investment of $20 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues and redeems Shares, Service Shares and Premier Shares at NAV. The NAV for each class of shares of the Portfolio is calculated by dividing the value of net assets attributed to that class by the number of the Portfolio's outstanding shares of the class. For each class of shares of the Portfolio, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


The Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.


Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m. Central time will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the Portfolio, provided that one of the following occurs:

.. The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 2:00 p.m. Central time; or

.. The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Institutional Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust's agreement with the intermediary; or



.. Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.


Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day at that day's closing share price for the Portfolio, provided that payment is made as noted above.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Shares, Service Shares and Premier Shares in the form of securities that are permissible investments for the Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from the Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of the Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. Shares, Service Shares and Premier Shares of the Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated above.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

.. The Trust reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the shares in the account falls below $20 million.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 21.

.. Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/637-1380 or by sending an e-mail to: northern-funds@ntrs.com.


Timing of Redemption and Exchange Requests.
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m. Central time will be executed on the same day at that day's closing share price for the Portfolio.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day's closing share price for the Portfolio.

Payment of Redemption Proceeds. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased Shares, Service Shares or Premier Shares with a check or through an electronic transaction, payment may be delayed as discussed below under "Miscellaneous Redemption Information."


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

.. If you are redeeming recently purchased Shares, Service Shares or Premier
  Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. Dividends on Shares, Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

.. The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.

.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 21.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for shares of other investment portfolios offered by the Trust. The registration of


                                                    PRIME OBLIGATIONS PORTFOLIO
both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.


Excessive Trading in Portfolio Shares. The Board of Trustees of the Trust has not adopted, on behalf of the Portfolio, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolio's investments. The Portfolio reserves the right to refuse a purchase order if management of the Portfolio determines that the purchase may not be in the best interests of the Portfolio.


Telephone Transactions. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Portfolio will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered, including a certified corporate resolution or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.


Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address,


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until the Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Early Closings. The Portfolio reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolio may, for any Business Day, decide to change the time as of which the Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.


Emergency or Unusual Events. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolio. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Portfolio. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust ("Service Organizations"). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). For both Service Shares and Premier Shares, administrative support services may include:

.. acting, directly or through another, as shareholder of record;

.. establishing and maintaining individual accounts and records;

.. processing purchase, redemption and exchange orders; and

.. placing net purchase and redemption orders with the Trust's Transfer Agent.

Service Organizations will receive fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily net asset value of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

.. providing information to investors regarding the Portfolio or relating to the status of their accounts; and


                                                    PRIME OBLIGATIONS PORTFOLIO

.. acting as liaison between investors and the Trust.

Service Organizations will receive additional fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolio's other classes of shares.


Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Shares, Service Shares and Premier Shares of the Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing Shares, Service Shares or Premier Shares of the Portfolio through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed to maintain a minimum balance with a particular financial intermediary and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in the Portfolio.


Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Shares, Service Shares and Premier Shares of the Portfolio. Financial intermediaries, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolio on behalf of their Customers may be required to register as dealers.

Portfolio Holdings. The Portfolio, or its duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Portfolio's holdings, current as of calendar quarter-end will be available on the Portfolio's Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolio files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolio may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust's Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DISTRIBUTIONS AND TAX CONSIDERATIONS


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Portfolio to its shareholders. Net income includes the interest accrued on the Portfolio's assets less estimated expenses. The Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolio does not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares, Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares.

In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same class of the Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in the Portfolio. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on the Portfolio's distributions to you, regardless of whether they are paid in cash or reinvested in Shares, Service Shares or Premier Shares.


The Portfolio generally will be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolio does not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.

IRAs and Other Tax-Qualified Plans. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.


Backup Withholding. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

U.S. Tax Treatment of Foreign Shareholders. For distributions attributable to the Portfolio's taxable year beginning before January 1, 2005 or after December 31, 2007, foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by the Portfolio of net investment income unless the distributions are effectively connected with a U.S. trade or business of the shareholder. For distributions attributable to the Portfolio's taxable year beginning after December 31, 2004 and before January 1, 2008, however, foreign shareholders will generally not be subject to withholding tax on distributions attributable to interest income from U.S. sources. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Portfolio.


                                                    PRIME OBLIGATIONS PORTFOLIO

State and Local Taxes. You also may be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of the Portfolio's distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Additional Statement.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   RISKS, SECURITIES AND TECHNIQUES


  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIO MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Portfolio may invest in other securities and is subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio's investment objective and strategies.


--------------------------------------------------------------------------------


Investment Objective. The investment objective of the Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investment Strategy. The Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC.

Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolio may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by the Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). The Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolio may enter into reverse repurchase agreements


                                                    PRIME OBLIGATIONS PORTFOLIO
when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.


Investment Strategy. To the extent consistent with its investment objective and strategies, the Portfolio may invest a portion of its assets in custodial receipts.


Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. The Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment Strategy. The Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special Risks. Engaging in derivative transactions involves special risks, including: (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

Investment Strategy. Investments by the Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolio. Foreign securities, and in particular foreign debt securities, are sensitive to


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with its investment objective and strategies, the Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires the Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency-they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.


Investment Companies. To the extent consistent with its investment objective and strategies, the Portfolio may invest in securities issued by other investment companies.

Investment Strategy. Investments by the Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolio does not expect to do so in the foreseeable future, the Portfolio is authorized to invest substantially all of its assets in an open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.



                                                    PRIME OBLIGATIONS PORTFOLIO

Special Risks. As a shareholder of another investment company, the Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.


Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Investment Strategy. The Portfolio may invest in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolio on such investments will be taxable to shareholders.

Special Risks. Municipal instruments purchased by the Portfolio may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by the Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. The Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Portfolio acquires the securities.

Special Risks. In the event of a default, the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolio may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolio will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of the Portfolio's total assets (including the loan collateral). Any cash collateral received by the Portfolio in connection with these loans


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
may be invested in a variety of short-term instruments, either directly or indirectly through other money market portfolios. Such investments are not limited to U.S. government securities and may include any instruments that may be purchased by the Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. The Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of the Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by the Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


Investment Strategy. To the extent consistent with its investment objective and strategies, the Portfolio may purchase stripped securities.


Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolio and adversely affect the Portfolio's investment performance.


United States Government Obligations. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective and strategies, the Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin


                                                    PRIME OBLIGATIONS PORTFOLIO
tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.


Investment Strategy. The Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.


Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolio generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION


  THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). Certain information reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request and without charge.


--------------------------------------------------------------------------------



                                                    PRIME OBLIGATIONS PORTFOLIO

   FINANCIAL HIGHLIGHTS       FOR THE FISCAL YEARS OR PERIODS ENDED NOVEMBER 30

PRIME OBLIGATIONS PORTFOLIO



----------------------------------------------------------------------------------------------------------------------
                                                        SHARES                                SERVICE
Selected per share data                    2006      2005     2004   2003/(3)/     2006    2005    2004   2003/(4)/
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $1.00    $1.00    $1.00     $1.00      $1.00   $1.00   $1.00     $1.00

Income from investment operations:
  Net investment income                       0.05     0.03     0.01        --       0.04    0.03    0.01        --

Total from investment operations              0.05     0.03     0.01        --       0.04    0.03    0.01        --
----------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                (0.05)   (0.03)   (0.01)        --     (0.04)  (0.03)  (0.01)        --

Total distributions paid                    (0.05)   (0.03)   (0.01)        --     (0.04)  (0.03)  (0.01)        --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $1.00    $1.00    $1.00     $1.00      $1.00   $1.00   $1.00     $1.00
----------------------------------------------------------------------------------------------------------------------
Total return/(1)/                            4.86%    2.94%    1.14%     0.26%      4.59%   2.67%   0.88%     0.16%

Supplemental data and ratios:
  Net assets, in thousands, end of
   period                               $1,627,181 $828,872 $594,224  $398,281   $154,867 $54,814 $48,496   $16,601

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and
     reimbursements                          0.20%    0.20%    0.20%     0.20%      0.46%   0.46%   0.46%     0.46%

    Expenses, before waivers and
     reimbursements                          0.27%    0.29%    0.29%     0.37%      0.53%   0.55%   0.55%     0.63%

    Net investment income, net of
     waivers and reimbursements              4.82%    2.97%    1.18%     0.91%      4.56%   2.71%   0.92%     0.65%

    Net investment income, before
     waivers and reimbursements              4.75%    2.88%    1.09%     0.74%      4.49%   2.62%   0.83%     0.48%
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
                                             PREMIER
Selected per share data                  2006   2005/(5)/
---------------------------------------------------------
Net asset value, beginning of period      $1.00     $1.00

Income from investment operations:
  Net investment income                    0.04        --

Total from investment operations           0.04        --
---------------------------------------------------------
Less distributions paid:
  From net investment income             (0.04)        --

Total distributions paid                 (0.04)        --
---------------------------------------------------------
Net asset value, end of period            $1.00     $1.00
---------------------------------------------------------
Total return/(1)/                         4.32%     0.12%

Supplemental data and ratios:
  Net assets, in thousands, end of
   period                               $10,537   $13,608

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and
     reimbursements                       0.72%     0.72%

    Expenses, before waivers and
     reimbursements                       0.79%     0.81%

    Net investment income, net of
     waivers and reimbursements           4.30%     3.39%

    Net investment income, before
     waivers and reimbursements           4.23%     3.30%
---------------------------------------------------------

(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)Annualized for periods less than one year.

(3)For the period August 21, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(4)For the period September 2, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(5)For the period November 18, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

32

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                                                    PRIME OBLIGATIONS PORTFOLIO

                                                                             33

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NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

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                                                    PRIME OBLIGATIONS PORTFOLIO

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolio and its policies also is available in the Portfolio's Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Portfolio's annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

The Portfolio's documents are available online and may be downloaded from:

.. The SEC's Web site at sec.gov (text-only)

.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com


You may review and obtain copies of Northern Institutional Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


                                   811-03605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              BALANCED PORTFOLIO
                                BOND PORTFOLIO
                              CORE BOND PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                             GOVERNMENT PORTFOLIO
                          GOVERNMENT SELECT PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO
                           MID CAP GROWTH PORTFOLIO
                              MUNICIPAL PORTFOLIO

                             SHORT BOND PORTFOLIO

                        SMALL COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                             TAX-EXEMPT PORTFOLIO
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO

                         NORTHERN INSTITUTIONAL FUNDS
                                 (THE "TRUST")


   This Statement of Additional Information dated April 1, 2007, (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated April 1, 2007, as amended or supplemented from time to time for the Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Municipal Portfolio, Tax-Exempt Portfolio (collectively, the "Money Market Portfolios"), Bond Portfolio, Core Bond Portfolio, Intermediate Bond Portfolio, Short Bond Portfolio, U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio (collectively, the "Fixed Income Portfolios"), Balanced Portfolio, Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio, International Equity Index Portfolio and International Growth Portfolio (collectively, the "Equity Portfolios"), (each a "Portfolio" and collectively, the "Portfolios") of Northern Institutional Funds (the "Prospectuses"). Copies of the Prospectuses may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

   The audited financial statements and related report of Ernst & Young LLP, an independent registered public accounting firm, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2006 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in a Portfolio involves investment risks, including possible loss of principal. Although each of the Money Market Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                                     INDEX


                                                                           Page
                                                                           ----
 ADDITIONAL INVESTMENT INFORMATION........................................   4
    Classification and History............................................   4
    Investment Objectives and Strategies..................................   4
    Investment Restrictions...............................................  28
    Disclosure of Portfolio Holdings......................................  30

 ADDITIONAL TRUST INFORMATION                                              32
    Trustees and Officers.................................................  32
    Standing Board Committees.............................................  37
    Trustee Ownership of Portfolio Shares.................................  38
    Trustee and Officer Compensation......................................  39
    Code of Ethics........................................................  40
    Investment Adviser, Transfer Agent and Custodian......................  40
    Portfolio Managers....................................................  54
    Proxy Voting..........................................................  59
    Co-Administrators and Distributor.....................................  60
    Shareholder Servicing Plan for Fixed Income and Equity Portfolios.....  63
    Counsel and Independent Registered Public Accounting Firm.............  64
    In-Kind Purchases and Redemptions.....................................  64
    Redemption Fees and Requirements......................................  64
    Expenses..............................................................  65

 PERFORMANCE INFORMATION                                                    65
    Money Market Portfolios...............................................  65
    Equity and Fixed Income Portfolios....................................  68

 NET ASSET VALUE                                                            84

 TAXES....................................................................  86
    Federal - General Information.........................................  86
    State and Local Taxes.................................................  87
    Taxation of Income from Certain Financial Instruments and PFICs.......  87
    Special Tax Considerations Pertaining to the Tax-Exempt and Municipal
      Portfolios..........................................................  88

 DESCRIPTION OF SHARES                                                      88

 SERVICE PLAN FOR MONEY MARKET PORTFOLIOS                                   97

 FINANCIAL STATEMENTS                                                       98

 OTHER INFORMATION                                                          99

 APPENDIX A                                                                A-1

 APPENDIX B                                                                B-1

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

   Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").


   Each Portfolio is a series of the Trust that was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers other money market portfolios, which are not described in this document.

INVESTMENT OBJECTIVES AND STRATEGIES

   The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectuses. The investment objectives of the Core Bond, Intermediate Bond, Mid Cap Growth, Municipal and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment strategies may be changed without shareholder approval.

   With respect to the Bond, Core Bond, Equity Index, Government, Government Select, Intermediate Bond, International Equity Index, Mid Cap Growth, Short Bond, Small Company Index, Small Company Growth, U.S. Government Securities and U.S. Treasury Index Portfolios, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. As described further below, the Tax-Exempt Portfolio and Municipal Portfolio have policies that may not be changed without shareholder approval to invest at least 80% of their respective net assets in debt instruments, the interest on which is exempt from regular federal income tax. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.

MONEY MARKET PORTFOLIOS - Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Municipal Portfolio, Tax-Exempt Portfolio (the "Money Market Portfolios")


Diversified Assets Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

Government Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements backed by such securities.

Government Select Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest which generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Municipal Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace.

Tax-Exempt Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments, which pay interest that is exempt from regular federal income tax. Alternative Minimum Tax ("AMT") obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio's dividends may be subject to federal income tax.


FIXED INCOME PORTFOLIOS - Bond Portfolio, Core Bond Portfolio, Intermediate Bond Portfolio, Short Bond Portfolio (formerly known as the Short-Intermediate Bond Portfolio), U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio (the "Fixed Income Portfolios")


Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Core Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Intermediate Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.


Short Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.


U.S. Government Securities Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities.


U.S. Treasury Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Brothers U.S. Treasury Index (the "Lehman Index"). The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

EQUITY PORTFOLIOS - Balanced Portfolio, Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, International Equity Index Portfolio, International Growth Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio (the "Equity Portfolios")


Balanced Portfolio seeks long-term capital appreciation and current income. The Portfolio will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment managers' analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

Diversified Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.


Equity Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the Standard and Poor's 500(R) Composite Stock Price Index ("S&P 500 Index"), in weightings that approximate the relative composition of the securities contained in the S&P 500 Index and in S&P 500 Index futures approved by the Commodity Futures Trading Commission ("CFTC").


Focused Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion.

International Equity Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Morgan Stanley Capital International Index for Europe, Australia and Far East

("MSCI EAFE(R) Index"), in weightings that approximate the relative composition of the securities contained in the Index and in MSCI EAFE Index futures approved by the CFTC.

International Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies will generally have market capitalizations in excess of $1 billion.

Mid Cap Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies.

Small Company Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell 2000(R)/ /Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.

Small Company Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index, and in Russell 2000 Index futures approved by the CFTC.


   AMERICAN DEPOSITARY RECEIPTS ("ADRs"). To the extent consistent with their respective investment objectives, the Equity and Fixed Income Portfolios may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.


   A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

   ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

   If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Portfolio's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

   Asset-backed securities acquired by certain Portfolios may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.


   There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

   Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.


   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolios' liquidity and value.

   Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

   In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

   CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. The portfolio turnover rates for the Diversified Growth and Small Company Growth Portfolios were significantly lower for the fiscal year ended November 30, 2005 than for the prior fiscal year end. This decrease was due, in part, to a change in investment style which has de-emphasized the use of aggressive trading strategies as a driver of portfolio performance. The portfolio turnover rates for the Bond, Core Bond, Intermediate Bond and International Equity Index, Short Bond, Small Company Growth and U.S. Government Securities Portfolios were significantly higher for the fiscal year ended November 30, 20052006 than for the prior fiscal year end. For the Bond, Core Bond and, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios, the increase was due to larger trades and a higher volume of trading in order to maintain appropriate risk/return profiles amidst the lower volatility bond market environment. Additionally, the three Portfolios employed more mortgage rolls in their investment strategies, which added to the turnover ratio. For the International Equity Index the Portfolios adopting a more aggressive stance in actively managing both sector weighting and duration positioning. For the Small Company Growth Portfolio, the increase was due to increased purchases and sales in the Portfolio to accommodate increased shareholder flows. portfolio managements strategic decision to expand the number of holdings in the Portfolio (from approximately 65 to 115), combined with the inherent volatility of smaller stocks, resulting in increased portfolio turnover.

   The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended November 30, 2006, the turnover rates for the Portfolios (except for the Money Market Portfolios) are as follows:



               PORTFOLIO:                 Portfolio Turnover Rate
               ----------                 -----------------------
               Balanced                           200.30%
               Bond                                680.0%
               Core Bond                          817.80%
               Diversified Growth                 123.43%
               Equity Index                        17.12%
               Focused Growth                     151.02%
               Intermediate Bond                  392.92%
               International Equity Index          68.17%
               International Growth                94.13%
               Mid Cap Growth                     178.56%
               Short Bond                         446.57%
               Small Company Growth               275.73%
               Small Company Index                 45.99%
               U.S. Government Securities         841.27%
               U.S. Treasury Index                 39.97%



   COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.


   Each Portfolio, including the Core Bond Portfolio and the Money Market Portfolios to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

   Commercial paper purchased by certain Portfolios may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

   CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

   In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

   The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

   Capital appreciation for a Portfolio may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

   In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities generally will reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

   CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may acquire U.S. government obligations and their unmatured interest coupons that have been separated

("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

   EQUITY SWAPS. The Equity Portfolios may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).


   A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's obligations, the Portfolios and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

   The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's(R) Rating Service ("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.


   The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.


   EUROPEAN DEPOSITARY RECEIPTS ("EDRs"). To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.


   FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Portfolios (except the Core Bond, Diversified Assets, Government, Government Select, Municipal and Tax-Exempt Portfolios) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

   When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


   When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, a Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Portfolio also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


   In addition, to the extent consistent with its investment objectives, a Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

   Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.


   FOREIGN INVESTMENTS. To the extent consistent with its investment strategies, each Portfolio may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Core Bond Portfolio and the Money Market Portfolios must be U.S. dollar-denominated. The International Equity Index and International Growth Equity Portfolios intend to invest a substantial portion of their assets in foreign securities. In addition, the Balanced, Bond, Diversified Growth, Focused Growth, Intermediate Bond, Mid Cap Growth, Intermediate Bond, Small Company Growth Portfolios are permitted to invest a substantial portion of their assets in such securities, including. Foreign fixed income securities may include eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Diversified Assets Portfolio and the Government Portfolio also may invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


   Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

   There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

   Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

   Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


   Although a Portfolio (other than the Core Bond and Money Market Portfolios) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value ("NAV") to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.


   A Portfolio also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of International Equity Index and International Growth Portfolios (the "International Portfolios") may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Portfolios will not exceed their respective total asset values, to the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.


   Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes" on page 86.


   Investors should understand that the expense ratios of the International Portfolios can be expected to be higher than those Portfolios investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.


   The International Equity Index Portfolio invests primarily in the equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


   Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.


   Certain Portfolios may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.


   Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan's manufactured exports, may affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters.

   Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

   The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced.

   The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

   The Bond Portfolio, Intermediate Bond Portfolio and Short Bond Portfolio, and, to the extent permitted by their investment strategies, the Equity Portfolios, may also invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.


   FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

   A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

   When a Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

   FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio, except the Money Market Portfolios, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

   The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios. The Portfolios will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes.

   When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.


   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Portfolio's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


   In connection with a Portfolio's position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

   For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

   ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Portfolio may invest up to 10% (15% for Fixed Income and Equity Portfolios) of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

   INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

   INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND CURRENCY SWAPS. The Portfolios, except the Money Market Portfolios, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except for the Core Bond Portfolio and Money Market Portfolios, also may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

   Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

   The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.


   INVESTMENT COMPANIES. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets. Investments by the Portfolios in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Portfolios' investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Advisers conduct the Portfolios' investment in ETFs without regard to any consideration received by the Portfolios or any of their affiliated persons and (ii) the Investment Advisers certifies to the Board quarterly that they have not received any consideration in connection with an investment by the Portfolios in an ETF, or if they has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Advisers.


   Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

   If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.


   A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.


   As noted in their Prospectus, the Equity Portfolios may invest in iShares/sm/, Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.


   iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices for various countries and regions. iShares are listed on a national securities exchange (an "exchange"), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Portfolio's shares also could be substantially and adversely affected and a Portfolio's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares as part of its investment strategy.

   SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the NAV of the S&P 500 Index and the NAV of a Portfolio Deposit.


   SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs.


   MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. Certain Portfolios, may, however make short sales against the box.


   MORTGAGE DOLLAR ROLLS. The Portfolios, except for the Money Market Portfolios, may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

   For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

   Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.


   MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

   Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

   State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.


   Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.


   The Portfolios also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


   The Portfolios may purchase serial bonds and other long-term securities provided that it has a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios also may purchase long-term variable and floating rate bonds (sometimes referred to as "put bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term put bonds on which defaults occur following acquisition by the Portfolios.


   The Portfolios may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

   An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Portfolios and the Portfolios' liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in their structure or possible dissolution.

   Certain of the municipal instruments held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Portfolio may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

   Municipal instruments purchased by the Portfolios may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.


   The Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

   Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are located in the same state.

   As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios' net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but not by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for the purposes of this policy. Taxable investments by the Tax-Exempt and Municipal Portfolios will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

   OPTIONS. To the extent consistent with its investment objective and strategies, each Portfolio, except for the Money Market Portfolios, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.


   Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

   The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.

   All put options written by a Portfolio would be covered, which means that such Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Portfolio holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Portfolio segregates liquid assets in the amount of the difference.

   With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option generally is limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

   A Portfolio's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

   When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.


   There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


   REAL ESTATE INVESTMENT TRUSTS. The Fixed Income and Equity Portfolios may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Code, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.

   RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Portfolios as well as the fixed income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

   REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

   REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


   RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Portfolio to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. As a result, their performance can be more volatile and then face greater risk of business failure, which could increase the volatility of a Portfolio's portfolio. Generally, the smaller the company size, the greater these risks.

   The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Portfolio's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.


   The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.


   RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Portfolios may invest in medium and lower quality securities. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's NAV per share.

   There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

   The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

   The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

   A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Portfolio's NAV. In general, both the prices and yields of lower quality securities will fluctuate.

   The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.


   In certain circumstances, it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.


   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

   The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-quality security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-quality securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

   In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-quality securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.


   SECURITIES LENDING. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or by its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Portfolio is responsible for any loss that may result from its investment in borrowed collateral. A Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

   SHORT SALES AGAINST-THE-BOX. The Equity Portfolios, except for the Equity Index, International Equity Index and the Small Company Index Portfolios, may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

   STANDBY COMMITMENTS. The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

   The Tax-Exempt and Municipal Portfolios expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.


   The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

   STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Equity Index Portfolio shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P 500 Index to track general stock market performance.

   As of December 31, 2006, the approximate market capitalization range of the companies included in the S&P 500 Index was between $1.41 billion and $446.94 billion.


   The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


   The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

   The Russell 2000(R) Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $68 million and $3.05 billion.

   The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. As of December 31, 2006, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $1.18 billion and $21.43 billion.

   The MSCI EAFE Index is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australasia and the Far East. As of December 31, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


   The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the "MSCI Parties"). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Portfolios generally or in the International Equity Index Portfolio particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Index Portfolio or the issuer or shareholders of the International Equity Index Portfolio or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Index Portfolio or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Index Portfolio to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Index Portfolio is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Index Portfolio or any other person or entity in connection with the administration, marketing or offering of the International Equity Index Portfolio.

   Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Index Portfolio, owners of the International Equity Index Portfolio, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


   STRIPPED SECURITIES. To the extent consistent with its investment strategies, each Portfolio, including the Government Select Portfolio to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

   Other types of stripped securities may be purchased by the Portfolios (except the Government Select Portfolio), including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of

Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

   SUPRANATIONAL BANK OBLIGATIONS. Each Portfolio, to the extent consistent with its investment strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

   TRACKING VARIANCE. As discussed in their Prospectus, the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.


   U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.


   Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and
(ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

   To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


   VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as put bonds) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments ("inverse floaters").

   With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

   The Money Market Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.


   Variable and floating rate instruments that may be purchased by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.


   Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

   WARRANTS. The Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

   YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

   Subject to the limitations stated in the Prospectuses, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.


   ZERO COUPON, AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.


   PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

   Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS


   Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares as described in "Description of Shares" on page 88.


No Portfolio may:


   (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and strategies,
   (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.


   (2) (a) For the Equity and Fixed Income Portfolios: Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

   (b) For the Money Market Portfolios: Purchase or sell real estate or securities issued by real estate investment trusts but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

   (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

   (4) (a) For the Equity and Fixed Income Portfolios: Invest in companies for the purpose of exercising control.

   (b) For the Money Market Portfolios: Invest in companies for the purpose of exercising control or management.

   (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

   (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

   (7) (a) For the Equity and Fixed Income Portfolios: Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.


   (b) For the Money Market Portfolios: Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.


   (8) Borrow money, except that to the extent permitted by applicable law
   (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.


   (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.


   For the purposes of Investment Restrictions Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

   In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

   The freedom of action reserved in Restriction No. 7(b) with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.


   Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Municipal Portfolio and Tax-Exempt Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on "private activity bonds" that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.


   Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of its underlying assets.

   Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and the applicable Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

   Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

   The Money Market Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO) if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or
(ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

   In addition to the foregoing, each Money Market Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

DISCLOSURE OF PORTFOLIO HOLDINGS

   The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of each Portfolio's shareholders. The policy provides that neither the Portfolios nor their Investment Adviser, Distributor or any agent, or any employee thereof ("Portfolio Representative") will disclose a Portfolio's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means a Portfolio's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in a Portfolio's public filings with the SEC or is disclosed on the Portfolio's publicly accessible Web site. Information posted on a Portfolio's Web site may be separately provided to any person commencing the day after it is first published on the Portfolio's Web site.


   Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust's Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Portfolios' independent registered public accounting firm, the Portfolios' custodian, the Portfolios' legal counsel, the Portfolios' financial printer, R.R. Donnelley & Sons Company, the Portfolios' proxy voting service, Institutional Shareholder Service Inc.; the following rating and ranking organizations, Standard & Poor's and Moody's Investors Service; and the following vendors that provide portfolio analytical tools, Vestek (aka Thomson Financial), Citigroup, FactSet and Lehman Brothers. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

   All of the Portfolios except the Equity Index, International Equity Index, Small Company Index, and U.S. Treasury Index Portfolios, currently publish on their Web site, northerninstitutionalfunds.com, complete portfolio holdings for each Portfolio as of the end of each calendar quarter subject to at least a ten
(10) calendar day lag between the date of the information and the date on which the information is disclosed. The Equity Index, International Equity Index, Small Company Index, and U.S. Treasury Index Portfolios currently publish on their Web site complete month-end portfolio holdings for each Portfolio subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Portfolios publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A Portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

   Portfolio holdings also are currently disclosed through required filings with the SEC. Each Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio's fiscal year). Shareholders may obtain a Portfolio's Forms N-CSR and N-Q filings on the SEC's Web site at sec.gov. In addition, the Portfolios' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


   Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                         ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS


   The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Institutional Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 58 portfolios in the Northern Funds Complex - Northern Institutional Funds offers 22 portfolios and Northern Funds offers 36 portfolios.


NON-INTERESTED TRUSTEES


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH
OF SERVICE AS                                                               OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS       HELD BY TRUSTEE/(3)/
----------------------   --------------------------------------------       -----------------------
William L. Bax           .   Managing Partner of PricewaterhouseCoopers     . Sears Holding Corp.
Age: 63                      Chicago (an accounting firm) from 1997 to      (a retail company).
Trustee since 2005           2003.
                         .   Director of Big Shoulders Fund since 1997;
                         .   Director of Children's Memorial Hospital
                             since 1997;
                         .   Trustee of DePaul University since 1998.
                         .   Director of Andrew Corporation since 2006;
                         .   Director of Arthur J. Gallagher & Co. since
                             2006.


Richard G. Cline         .   Chairman and President of Hawthorne            . PepsiAmericas
Age: 72                      Investors, Inc. (a management advisory            (a soft drink
Trustee since 1997           services and private investment company)          bottling company);
                             since 1996;                                    . Ryerson Inc.
                         .   Managing member of Hawthorne Investments, LLC     (a metals
                             (a private investment company) since 2001;        distribution
                         .   Managing Member of Hawthorne Investments II,      company).
                             LLC (a private investment company) since 2004.
                         .   Director of Colorado Baking Co., Inc. since
                             2006.



Edward J. Condon, Jr.    .   Chairman and CEO of The Paradigm Group, Ltd.   . None
Age: 66                      (a financial adviser) since 1993
Trustee since 1994       .   Principal and Co-Founder of Paradigm Capital,
                             Ltd. since 1996;
                         .   Senior Partner of NewEllis Ventures since
                             2001;
                         .   Member of the Board of Managers of The
                             Liberty Hampshire Company, LLC (a receivable
                             securitization company) from 1996 to 2001;
                         .   Director of Financial Pacific Company (a
                             small business leasing company) from 1998 to
                             2004;
                         .   Member and Director of the Illinois Venture
                             Capital Association since 2001;
                         .   Trustee at Dominican University from 1996 to
                             2005;
                         .   Member of the Board of Directors of the
                             Chicago Children's Museum since 2001;
                         .   Member of the Board of Governors of the
                             Metropolitan Club since 2003;
                         .   Member of the Advisory Board of AAVIN Equity
                             Partners since 2005;
                         .   Chairman of the Nominating Committee of Girl
                             Scouts of Chicago from 1993 to 2003;
                         .   Member of the National Advisory Board of
                             National Domestic Violence Hotline since 2005;
                         .   Member of the Board of Directors at
                             LightBridge Healthcare Research Inc. since
                             2006.




--------

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH
OF SERVICE AS                                                               OTHER DIRECTORSHIPS
TRUSTEE/(2)/               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS     HELD BY TRUSTEE/(3)/
----------------------     --------------------------------------------     -------------------
 Sharon Gist Gilliam     .   CEO of Chicago Housing Authority since 2006;   . None
 Age: 63                 .   Executive Vice President of Unison-Maximus,
 Trustee since 2001          Inc. (an aviation and governmental consulting
                             company) from 1989 to 2005;
                         .  Principal/Officer/Director, UCG Associates,
                            Inc. (an aviation consulting firm) from 2005
                            to 2006.

 Sandra Polk Guthman     .   CEO of Polk Bros. Foundation (an Illinois      . None
 Age:63                      not-for-profit corporation) since 1993;
 Trustee since 1997      .   Director of MBIA Insurance Corp. of Illinois
                             (a municipal bond insurance company) since
                             1994;
                         .   Director of STS Consultants, Ltd. (an
                             employee owned engineering consulting firm)
                             since 2001.

 Michael E. Murphy       .   President of Sara Lee Foundation               . Coach, Inc.;
 Age:70                      (philanthropic organization) from 1997 to      . Payless Shoe
 Trustee since 2000          2001.                                             Source, Inc.
                                                                               (a retail shoe store
                                                                               business);
                                                                            . GATX
                                                                               Corporation
                                                                               (a railcar leasing
                                                                               and financial
                                                                               services
                                                                               company).


(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH
OF SERVICE AS                                                                 OTHER DIRECTORSHIPS
TRUSTEE/(2)/               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS      HELD BY TRUSTEE/(3)/
----------------------     --------------------------------------------       -------------------
 Richard P. Strubel      .   Vice Chairman and Director of Cardean          . Gildan
 Age: 67                     Learning Group (formerly UNext, Inc.) (a          Activewear, Inc.
 Trustee since 1982          provider of educational services via the          (an athletic
                             Internet) since 2003;                             clothing marketing
                         .   President, Chief Operating Officer and            and manufacturing
                             Director of UNext, Inc. from 1999 to 2003.        company);
                                                                            . Goldman Sachs
                                                                               Mutual Fund
                                                                               Complex (80
                                                                               portfolios);
                                                                            . Goldman Sachs
                                                                               Closed-End Funds.
INTERESTED TRUSTEES

 Mary Jacobs Skinner,    .   Partner in the law firm of Sidley Austin LLP.  . None
 Esq./(4)/
 Age: 49
 Trustee since 2000

 Terence J. Toth/(4)/    .   President, Chief Executive Officer of          . None
 Age: 47                     Northern Trust Investments, N.A. from 2004 to
 Trustee since 2006          present;
                         .   President of Northern Trust Global
                             Investments, a division of Northern Trust
                             Corporation, since 2004;
                         .   Executive Vice President and Managing
                             Director of Quantitative Management and
                             Securities Lending of Northern Trust
                             Investments, N.A. from 2000 to 2004.

--------

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST


  NAME, ADDRESS, AGE,
  POSITIONS HELD WITH
  TRUST AND LENGTH OF
  SERVICE /(1)/               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
  -------------------       -------------------------------------------------
  Lloyd A. Wennlund         Executive Vice President since 2003 and Director
  Age: 49                   since 2001 of Northern Trust Investments, N.A.;
  50 South LaSalle Street   Executive Vice President and other positions at
  Chicago, IL 60603         The Northern Trust Company, President and
  President since 2000      Director of Northern Trust Securities, Inc., and
                            Managing Executive, Mutual Funds for Northern
                            Trust Global Investments since 1989; Director,
                            Northern Trust Global Advisors, Inc.

  Eric K. Schweitzer        Senior Vice President at Northern Trust
  Age: 45                   Investments, N.A. since 2001 and Senior Vice
  50 South LaSalle Street   President at The Northern Trust Company and the
  Chicago, IL 60603         Director of Distribution, Product Management and
  Vice President since 2000 Client Services in the Mutual Fund Group of
                            Northern Trust Global Investments since 2000.

  Stuart Schuldt            Senior Vice President and Division Manager of
  Age: 45                   Fund Administration and Fund Accounting, The
  50 South LaSalle Street   Northern Trust Company since 1998; Assistant
  Chicago, IL 60603         Treasurer of the Trust from 2002 to 2005.
  Treasurer since 2005

  Susan J. Hill             Chief Compliance Officer of Northern Trust
  Age: 50                   Investments, N.A. since 2005; Senior Vice
  50 South LaSalle Street   President of Northern Trust Investments, N.A.
  Chicago, IL 60603         since 2005; Counsel and Vice President of
  Chief Compliance Officer  Northern Trust Investments, N.A. and The Northern
  since 2004                Trust Company from 2000 to 2004.

  Debra A. Mairs            Vice President and Director of Compliance of
  Age: 45                   Northern Trust Investments, N.A. and Northern
  50 South LaSalle Street   Trust Securities, Inc. since 2006; Vice President
  Chicago, IL 60603         of Northern Trust Securities, Inc. from 2004 to
  Anti-Money Laundering     2006; Chief Operating Officer at Melvin
  Compliance Officer since  Securities, Inc. from 1999 to 2004.
  2006

  Brian P. Ovaert           Executive Vice President and Head of Worldwide
  Age: 45                   Fund Administration at The Northern Trust Company
  50 Bank Street            overseeing Fund Accounting, Transfer Agent and
  Canary Wharf              Fund Administration functions since 1998;
  London, E145NT            Treasurer of the Trust from 2002 to 2005.
  Assistant Treasurer since
  2005

--------
(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------            -----------------------------------------------
Diana E. McCarthy, Esq.        Partner in the law firm of Drinker Biddle &
Age: 55                        Reath LLP since 2002; Associate at Drinker
One Logan Square               Biddle & Reath LLP, from 1994-2002.
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2006

Linda J. Hoard, Esq.           Senior Counsel and Senior Vice President at
Age: 59                        PFPC Inc. since 1998.
99 High Street, 27th Floor
Boston, MA 02110
Assistant Secretary since 1999

Lori V. O'Shaughnessy, Esq.    Counsel and Vice President at PFPC Inc. since
Age: 35                        2005; Associate Counsel and Director at PFPC
99 High Street, 27th Floor     Inc. from 2002 to 2005; Associate Counsel at
Boston, MA 02110               Investors Bank & Trust Company, a financial
Assistant Secretary since 2003 service provider, from 2001 to 2002.

--------
(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

   Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

   Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

   STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Portfolios:
Audit, Governance and Valuation.


   The Audit Committee consists of four members: Messrs. Condon (Chairperson), Bax and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board's Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended November 30, 2006, the Audit Committee convened five times.

   The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended November 30, 2006, the Governance Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectuses and should be directed to the attention of Northern Institutional Funds Governance Committee.

   The Valuation Committee consists of four members: Messrs. Murphy (Chairperson), Strubel and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2006, the Valuation Committee convened four times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners ("Customers"). For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares owned by each Trustee in the Portfolios and other Portfolios of Northern Institutional Funds and Northern Funds.


                      Information as of December 31, 2006



                                                                   Aggregate
                                                                  Dollar Range
                                                                   of Equity
                                                                   Securities
                                                                     in All
                                                                   Portfolios
                           Dollar Range of Equity Securities       in Mutual
 Name of Trustee                   in each Portfolio              Fund Family*
 ---------------      ------------------------------------------- -------------
 William L. Bax                          None                         None
 Richard G. Cline                        None                     Over $100,000
 Edward J. Condon,
   Jr.                                   None                     Over $100,000
 Sharon Gist Gilliam                     None                         None
 Sandra Polk Guthman                     None                     Over $100,000
 Michael E. Murphy                       None                     Over $100,000
 Mary Jacobs Skinner                     None                     Over $100,000
 Richard P. Strubel                      None                     Over $100,000
 Terence J. Toth/**/     Balanced Portfolio - $50,001-$100,000    Over $100,000
                        Equity Index Portfolio - Over $100,000
                      Focused Growth Portfolio - $10,001-$50,000
                      International Growth Portfolio - $1-$10,000
                      Diversified Assets Portfolio - $1 -$10,000

--------

/*/ The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2006, Northern Institutional Funds offered 22 portfolios and Northern Funds offered 35 portfolios.
/**/  Mr. Toth was appointed to the Board of Trustees as of February 17, 2006.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.


   The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2006:



                                              Core    Diversified Diversified  Equity    Focused
                        Balanced    Bond      Bond      Assets      Growth      Index    Growth   Government
                        Portfolio Portfolio Portfolio  Portfolio   Portfolio  Portfolio Portfolio Portfolio
                        --------- --------- --------- ----------- ----------- --------- --------- ----------
William L. Bax            $713      $713      $713      $24,938      $713      $2,138     $713     $ 8,550
Richard G. Cline           850       850       850       29,750       850       2,550      850      10,200
Edward J. Condon, Jr.      775       775       775       27,125       775       2,325      775       9,300
Sharon Gist Gilliam        650       650       650       22,750       650       1,950      650       7,800
Sandra Polk Guthman        675       675       675       23,625       675       2,025      675       8,100
Michael E. Murphy          700       700       700       24,500       700       2,100      700       8,400
Mary Jacobs Skinner        625       625       625       21,873       625       1,875      625       7,500
Richard P. Strubel         713       713       713       24,938       713       2,138      713       8,550
Stephen B. Timbers/(1)/     98        98        98        3,413        98         293       98       1,170
Terence J. Toth /(2)/        0         0         0            0         0           0        0           0



                                                                                Mid
                         Government Intermediate International International    Cap
                           Select       Bond     Equity Index     Growth      Growth   Municipal
                         Portfolio   Portfolio     Portfolio     Portfolio   Portfolio Portfolio
                         ---------- ------------ ------------- ------------- --------- ---------
William L. Bax            $11,400       $713         $713          $713        $713     $3,563
Richard G. Cline           13,600        850          850           850         850      4,250
Edward J. Condon, Jr.      12,400        775          775           775         775      3,875
Sharon Gist Gilliam        10,400        650          650           650         650      3,250
Sandra Polk Guthman        10,800        675          675           675         675      3,375
Michael E. Murphy          11,200        700          700           700         700      3,500
Mary Jacobs Skinner        10,000        625          625           625         625      3,125
Richard P. Strubel         11,400        713          713           713         713      3,563
Stephen B. Timbers /(1)/    1,560         98           98            98          98        488
Terence J. Toth /(2)/           0          0            0             0           0          0



                                                                                          Total
                                                                                      Compensation
                                    Small     Small                U.S.      U.S.       from Fund
                          Short    Company   Company    Tax-    Government Treasury      Complex
                          Bond     Growth     Index    Exempt   Securities   Index   (including the
                        Portfolio Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolios)/(3)/
                        --------- --------- --------- --------- ---------- --------- ---------------
William L. Bax            $713      $713      $713     $2,138      $713      $713       $142,500
Richard G. Cline           850       850       850      2,550       850       850        170,000
Edward J. Condon, Jr.      775       775       775      2,325       775       775        155,000
Sharon Gist Gilliam        650       650       650      1,950       650       650        130,000
Sandra Polk Guthman        675       675       675      2,025       675       675        135,000
Michael E. Murphy          700       700       700      2,100       700       700        140,000
Mary Jacobs Skinner        625       625       625      1,875       625       625        125,000/(4)/
Richard P. Strubel         713       713       713      2,138       713       713        142,500
Stephen B. Timbers/(1)/     98        98        98        293        98        98         19,500
Terence J. Toth /(2)/        0         0         0          0         0         0              0

--------

(1) Mr. Timbers served as a Trustee of the Fund Complex until February 17, 2006.
(2) Mr. Toth was appointed to the Board of Trustees as of February 17, 2006 and serves without compensation.
(3) As of December 31, 2006, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (22 portfolios) and Northern Funds (35 portfolios).
(4) For the fiscal year ended November 30, 2006, Ms. Skinner elected to defer $62,500 of $125,000 total compensation, of which Ms. Skinner earned $8,948.26 in accrued interest.

   The Trust does not provide pension or retirement benefits to its Trustees.


   Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the "D.C. Plan"). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

   The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Mses. Hill, Mairs and McCarthy and Messrs. Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services. In addition, Mr. Toth does not receive fees from the Trust for his services because he is a management Trustee. Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Mses. Hill and Mairs and Messrs. Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.


CODE OF ETHICS


   The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

   Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve jointly as the Investment Advisers of the Balanced, Bond, Intermediate Bond, International Growth and Short Bond Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIL are referred to as the "Investment Adviser." TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 50 Bank Street, London, E145NT, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively in this Additional Statement as "Northern Trust."

   Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

   TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

   Under the Investment Advisory Agreements (the "Advisory Agreements") with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and place orders for all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Adviser or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems, news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds and computer hardware necessary to use the product. These services and products may disproportionately benefit other accounts ("Other Accounts") over which the Investment Adviser or its affiliates exercise investment discretion. For example, research or other services paid for through the Portfolios' commissions may not be used in managing the Portfolios. In addition, Other Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Portfolios and to such Other Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.


   Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.


   Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Portfolios. The Trustees will periodically review the commissions paid by the Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Portfolios. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

   Transactions on U.S. stock exchanges and, increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions, and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which may be fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Portfolios' interests.

   On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreements provide that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreements permit the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

   The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:



                                            Total        Total       Brokerage
                                          Brokerage    Amount of    Commissions
                                Total    Commissions  Transactions     Paid
                              Brokerage    Paid to      On Which    to Brokers
Fiscal Year Ended            Commissions Affiliated   Commissions    Providing
November 30, 2006               Paid       Brokers        Paid      Research/1/
-----------------            ----------- ----------- -------------- -----------
Balanced Portfolio            $163,638       $0      $  185,929,983   $16,051
Equity Index Portfolio        $161,882       $0      $  463,292,947   $     0
Diversified Growth Portfolio  $ 75,400       $0      $   89,855,235   $ 7,798
Focused Growth Portfolio      $326,818       $0      $  357,837,042   $36,975
Small Company Index
  Portfolio                   $239,139       $0      $  204,581,006   $     0
Small Company Growth
  Portfolio                   $ 36,471       $0      $   29,444,583   $ 2,632
Mid Cap Growth Portfolio      $ 58,125       $0      $   65,402,718   $ 3,033
International Equity Index
  Portfolio                   $ 90,650       $0      $  167,749,990   $     0
International Growth
  Portfolio                   $982,371       $0      $1,330,922,474   $     0

--------

1. The amounts of the transactions involving commissions paid to brokers providing research were $16,163,402, $8,042,221, $32,474,533, $1,559,226, and $2,522,801 for the Balanced, Diversified Growth, Focused Growth, Small Company Growth and Mid Cap Growth, respectively.



                                              Total       Total      Brokerage
                                            Brokerage   Amount of   Commissions
                                  Total    Commissions Transactions    Paid
                                Brokerage    Paid to     On Which   to Brokers
Fiscal Year Ended              Commissions Affiliated  Commissions   Providing
November 30, 2005                 Paid       Brokers       Paid      Research
-----------------              ----------- ----------- ------------ -----------
Balanced Portfolio              $ 85,023       $0      $ 93,131,212   $52,980
Equity Index Portfolio          $194,096       $0      $290,621,072   $     0

                                             Total       Total       Brokerage
                                           Brokerage   Amount of    Commissions
                                 Total    Commissions Transactions     Paid
                               Brokerage    Paid to     On Which    to Brokers
 Fiscal Year Ended            Commissions Affiliated  Commissions    Providing
 November 30, 2005               Paid       Brokers       Paid       Research
 -----------------            ----------- ----------- ------------- -----------
 Diversified Growth
 Portfolio                     $  43,445      $0      $  49,104,344  $ 27,234
 Focused Growth Portfolio      $ 759,880      $0      $ 669,265,722  $381,534
 Small Company Index
   Portfolio                   $  72,908      $0      $  54,857,516  $      0
 Small Company Growth
   Portfolio                   $  23,260      $0      $  19,190,811  $ 14,520
 Mid Cap Growth Portfolio      $  62,199      $0      $  59,227,629  $ 36,987
 International Equity Index
   Portfolio                   $ 111,249      $0      $ 137,831,484  $      0
 International Growth
   Portfolio                   $ 516,491      $0      $ 269,807,654  $      0



                                                       Total        Total
                                                     Brokerage    Amount of
                                           Total    Commissions  Transactions
                                         Brokerage    Paid to      On Which
                                        Commissions Affiliated   Commissions
 Fiscal Year Ended November 30, 2004       Paid       Brokers        Paid
 -----------------------------------    ----------- ----------- --------------
 Balanced Portfolio                      $217,263       $0      $  190,518,193
 Equity Index Portfolio                  $ 70,685       $0      $   97,059,285
 Diversified Growth Portfolio            $128,084       $0      $  109,853,495
 Focused Growth Portfolio                $992,290       $0      $  742,810,453
 Small Company Index Portfolio           $ 16,542       $0      $    9,522,745
 Small Company Growth Portfolio          $225,626       $0      $  115,449,213
 Mid Cap Growth Portfolio                $102,018       $0      $   75,717,256
 International Equity Index Portfolio    $  7,089       $0      $  323,610,043
 International Growth Portfolio          $473,937       $0      $6,253,991,009

   To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio. No commissions were paid by the Portfolios to any such affiliated broker/dealer during the Trust's three most recent fiscal years.


   The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.


   During the fiscal year ended November 30, 2006, the Balanced Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Bank of America Corp.     Bank of America Corp.           $2,035,530
  Bear Stearns Co.          Bear Stearns, Inc.              $1,289,448
  Citigroup, Inc.           Citicorp Securities, Inc.       $2,451,703
  Credit Suisse First       Credit Suisse First
    Boston Corp.            Boston Corp.                    $  560,427
  Deutsche Bank             N/A                             $        0
  Lehman Brothers, Inc.     Lehman Brothers, Inc.           $1,246,862
  Merrill Lynch & Co.       Merrill Lynch & Co., Inc.       $  805,874
  Morgan Stanley            Morgan Stanley                  $3,025,702
  UBS Securities, Inc.      UBS Securities, Inc.            $1,077,318



   During the fiscal year ended November 30, 2006, the Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Bank of America Corp.     N/A                             $        0
  Bear Stearns Co.          Bear Stearns Co.                $4,882,103
  Citigroup, Inc.           N/A                             $        0
  Credit Suisse First       Credit Suisse First
    Boston Corp.            Boston Corp.                    $5,245,202
  Deutsche Bank             N/A                             $        0
  Lehman Brothers, Inc.     Lehman Brothers, Inc.           $8,754,520
  Merrill Lynch & Co.       Merrill Lynch & Co., Inc.       $2,725,346
  Morgan Stanley            Morgan Stanley                  $8,888,120
  UBS Securities, Inc.      UBS Securities, Inc.            $7,531,752



   During the fiscal year ended November 30, 2006, the Core Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Bank of America Corp.     Bank of America Corp.           $1,092,985
  Bear Stearns Co.          Bear Stearns Co.                $3,730,367
  Citigroup, Inc.           Citicorp Securities, Inc.       $  968,722

                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Credit Suisse First       Credit Suisse First
    Boston Corp.            Boston Corp.                    $3,441,384
  Deutsche Bank             N/A                             $        0
  Lehman Brothers, Inc.     Lehman Brothers, Inc.           $4,512,431
  Merrill Lynch & Co.       Merrill Lynch & Co., Inc.       $1,605,814
  Morgan Stanley            Morgan Stanley                  $7,306,304
  UBS Securities, Inc.      UBS Securities, Inc.            $3,777,743



   During the fiscal year ended November 30, 2006, the Diversified Assets Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
   Name of Regular                                    the Portfolio Owned the
   Broker/Dealer of which                              Following Approximate
   the Portfolio Acquired      Parent Company Name    Aggregate Market Value
   and Sold Securities           (if applicable)           of Securities
   ----------------------    -----------------------  -----------------------
   Bank of America Corp.     Bank of America Corp.         $230,000,000
   Bear Stearns, Inc.        Bear Stearns, Inc.            $ 25,000,000
   Citigroup, Inc.           Citicorp Securities,
                             Inc.                          $237,332,358
   Credit Suisse First       Credit Suisse First
     Boston Corp.            Boston Corp.                  $560,000,000
   Deutsche Bank             Deutsche Bank                 $196,975,365
   Lehman Brothers           Lehman Brothers
     Holdings, Inc.          Holdings, Inc.                $ 23,000,000
   Merrill Lynch & Co., Inc. Merrill Lynch & Co.,
                             Inc.                          $168,014,813
   Morgan Stanley            Morgan Stanley                $150,000,532
   UBS Securities, Inc.      UBS Securities, Inc.          $145,000,000



   During the fiscal year ended November 30, 2006, the Diversified Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Bank of America Corp.     Bank of America Corp.           $1,037,958
  Citigroup, Inc.           Citicorp Securities, Inc.       $1,098,418
  Credit Suisse First
    Boston Corp.            N/A                             $        0
  Deutsche Bank             N/A                             $        0
  Lehman Brothers, Inc.     N/A                             $        0
  Morgan Stanley            Morgan Stanley                  $  407,456
  UBS Securities, Inc.      N/A                             $        0



   During the fiscal year ended November 30, 2006, the Equity Index Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Bank of America Corp.     Bank of America Corp.           $14,426,684
  Bear Stearns, Inc.        Bear Stearns, Inc.              $ 1,090,079
  Citigroup, Inc.           Citicorp Securities, Inc.       $14,514,100
  Credit Suisse First
    Boston Corp.            N/A                             $         0
  Deutsche Bank             N/A                             $         0
  Lehman Brothers, Inc.     N/A                             $         0
  Merrill Lynch & Co.       Merrill Lynch & Co., Inc.       $ 4,590,337
  Morgan Stanley            Morgan Stanley                  $ 4,830,828
  UBS Securities, Inc.      N/A                             $         0

   During the fiscal year ended November 30, 2006, the Focused Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                       As of November 30, 2006
 Name of Regular                                       the Portfolio Owned the
 Broker/Dealer of which the                             Following Approximate
 Portfolio Acquired and        Parent Company Name     Aggregate Market Value
 Sold Securities                 (if applicable)            of Securities
 --------------------------  ------------------------  -----------------------
 Citigroup, Inc.             N/A                             $        0
 Credit Suisse First Boston
   Corp.                     N/A                             $        0
 Deutsche Bank               N/A                             $        0
 Lehman Brothers, Inc.       N/A                             $        0
 Morgan Stanley              Morgan Stanley                  $1,226,176
 UBS Securities, Inc.        N/A                             $        0



   During the fiscal year ended November 30, 2006, the Government Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                       As of November 30, 2006
 Name of Regular                                       the Portfolio Owned the
 Broker/Dealer of which the                             Following Approximate
 Portfolio Acquired and        Parent Company Name     Aggregate Market Value
 Sold Securities                 (if applicable)            of Securities
 --------------------------  ------------------------- -----------------------
 Citigroup, Inc.             Citicorp Securities, Inc.      $200,000,000
 Lehman Brothers, Inc.       Lehman Brothers
                             Holdings, Inc.                 $115,105,000
 UBS Securities, Inc.        UBS Securities, Inc.           $350,000,000



   During the fiscal year ended November 30, 2006, the Government Select Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

   During the fiscal year ended November 30, 2006, the Intermediate Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                       As of November 30, 2006
 Name of Regular                                       the Portfolio Owned the
 Broker/Dealer of which the                             Following Approximate
 Portfolio Acquired and        Parent Company Name     Aggregate Market Value
 Sold Securities                 (if applicable)            of Securities
 --------------------------  ------------------------- -----------------------
 Bank of America Corp.       Bank of America Corp.            $249,965
 Bear Stearns Co.            Bear Stearns Co.                 $479,221
 Citigroup, Inc.             Citicorp Securities, Inc.        $412,042
 Credit Suisse First Boston  Credit Suisse First
   Corp.                     Boston Corp.                     $418,816
 Deutsche Bank               N/A                              $      0
 Lehman Brothers, Inc.       Lehman Brothers, Inc.            $969,529
 Merrill Lynch & Co.         Merrill Lynch & Co., Inc.        $463,898
 Morgan Stanley              Morgan Stanley                   $945,718
 UBS Securities, Inc.        UBS Securities, Inc.             $841,087



   During the fiscal year ended November 30, 2006, the International Equity Index Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------  -----------------------
  Citigroup, Inc.           N/A                             $        0
  Credit Suisse First
    Boston Corp.            N/A                             $        0
  Deutsche Bank             Deutsche Bank, AG.              $1,693,121
  UBS Securities, Inc.      UBS Securities, Inc.            $1,210,430



   During the fiscal year ended November 30, 2006, the International Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------  -----------------------
  Citigroup, Inc.           N/A                             $        0
  Credit Suisse First
    Boston Corp.            N/A                             $        0
  Deutsche Bank             Deutsche Bank, AG               $4,464,691
  UBS Securities, Inc.      N/A                             $        0



   During the fiscal year ended November 30, 2006, the Mid Cap Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------  -----------------------
  Citigroup, Inc.           N/A                                 $0
  Credit Suisse First
    Boston Corp.            N/A                                 $0
  Deutsche Bank             N/A                                 $0
  UBS Securities, Inc.      N/A                                 $0



   During the fiscal year ended November 30, 2006, the Municipal Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------  -----------------------
  Lehman Brothers, Inc.     Lehman Brothers
                            Holdings, Inc.                  $22,000,000



   During the fiscal year ended November 30, 2006, the Short Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------- -----------------------
  Bear Stearns Co.          Bear Stearns, Inc.              $3,907,771
  Citigroup, Inc.           N/A                             $        0
  Credit Suisse First       Credit Suisse First
    Boston Corp.            Boston Corp.                    $4,091,227
  Deutsche Bank             N/A                             $        0
  Lehman Brothers, Inc.     Lehman Brothers, Inc.           $6,314,600
  Merrill Lynch & Co.       Merrill Lynch & Co., Inc.       $3,212,934
  Morgan Stanley            Morgan Stanley                  $8,619,523
  UBS Securities, Inc.      UBS Securities, Inc.            $6,314,600



   During the fiscal year ended November 30, 2006, the Small Company Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------  -----------------------
  Citigroup, Inc.           N/A                                 $0
  Credit Suisse First
    Boston Corp.            N/A                                 $0
  Deutsche Bank             N/A                                 $0
  UBS Securities, Inc.      N/A                                 $0



   During the fiscal year ended November 30, 2006, the Small Company Index Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:



                                                      As of November 30, 2006
  Name of Regular                                     the Portfolio Owned the
  Broker/Dealer of which                               Following Approximate
  the Portfolio Acquired      Parent Company Name     Aggregate Market Value
  and Sold Securities           (if applicable)            of Securities
  ----------------------    ------------------------  -----------------------
  Citigroup, Inc.           N/A                                 $0
  Credit Suisse First
    Boston Corp.            N/A                                 $0
  Deutsche Bank             N/A                                 $0
  UBS Securities, Inc.      N/A                                 $0



   During the fiscal year ended November 30, 2006, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

   During the fiscal year ended November 30, 2006, the U.S. Government Securities Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

   During the fiscal year ended November 30, 2006, the U.S. Treasury Index Portfolio acquired and sold securities of UBS Securities, Inc., a regular broker/dealer.

   For the fiscal years ended November 30, 2006, 2005 and 2004, all portfolio transactions for the Fixed Income and Money Market Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Fixed Income and Money Market Portfolios. Purchases by the Fixed Income and Money Market Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

   The Advisory Agreements provide that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

   Unless sooner terminated, the Advisory Agreements will continue in effect with respect to the Portfolios until April 30, 2008 and the Custodian Agreement (or, in the case of the International Equity Index Portfolio and International Growth Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2008 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.


   For the Fixed Income and Equity Portfolios under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services:
(i) establish and maintain an omnibus account in the name of each Institution;
(ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions;
(v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and
(ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors; (x) furnish the Trust with all pertinent Blue Sky information;
(xi) perform all required tax withholding; (xii) preserve records; and
(xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.


   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily NAV of the Class A, C and D Shares, respectively, of the Equity and Fixed Income Portfolios.


   For the Money Market Portfolios, under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions,
(iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts,
(ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors,
(x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.


   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

   As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily NAV of the outstanding Service Shares of each Portfolio; and (ii) 0.02% of the average daily NAV of the outstanding Premier Shares of the Money Market Portfolios. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including ERISA) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Money Market Portfolios.


   Under its Custodian Agreement (and in the case of the International Growth and International Equity Index Portfolios, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio,
(iii) makes receipts and disbursements of funds on behalf of the Portfolio,
(iv) receives, delivers and releases securities on behalf of the Portfolio,
(v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be:
(i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

   As compensation for the services rendered with respect to the Trust by the Custodian to each Portfolio except the International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows:
(i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

   As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows:
(i) $35,000 annually for the International Growth and International Equity Index Portfolios, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

   The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily-uninvested U.S. cash balances (if any).


   As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2006.

   The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

                               CONTRACTUAL RATE                  ADVISORY FEE
                ----------------------------------------------       PAID
                For Fiscal Year For Fiscal Year For Fiscal Year For Fiscal Year Ended 11/30/06 Ended 11/30/05 Ended 11/30/04 Ended 11/30/06
                --------------- --------------- --------------- ---------------
Balanced
  Portfolio          0.60%           0.60%           0.60%           0.50%
Bond Portfolio       0.40%           0.40%           0.40%           0.25%
Core Bond
  Portfolio          0.40%           0.40%           0.40%           0.25%
Diversified
  Assets
  Portfolio          0.25%           0.25%           0.25%           0.25%
Diversified
  Growth
  Portfolio          0.75%           0.75%           0.75%           0.65%
Equity Index
  Portfolio*         0.10%           0.20%           0.20%           0.10%
Focused Growth
  Portfolio          0.85%           0.85%           0.85%           0.75%
Government
  Portfolio          0.25%           0.25%           0.25%           0.25%
Government
  Select
  Portfolio          0.20%           0.20%           0.20%           0.10%
Intermediate
  Bond
  Portfolio          0.40%           0.40%           0.40%           0.25%
International
  Equity Index
  Portfolio*         0.25%           0.25%           0.35%           0.25%
International
  Growth
  Portfolio          0.90%           0.90%           0.90%           0.80%
Mid Cap Growth
  Portfolio          0.90%           0.90%           0.90%           0.80%
Municipal
  Portfolio          0.20%           0.20%           0.20%           0.10%
Short Bond
  Portfolio          0.40%           0.40%           0.40%           0.25%
Small Company
  Growth
  Portfolio          0.95%           0.95%           0.95%           0.80%
Small Company
  Index
  Portfolio*         0.20%           0.20%           0.30%           0.20%
Tax-Exempt
  Portfolio          0.25%           0.25%           0.25%           0.25%
U.S.
  Government
  Securities
  Portfolio          0.40%           0.40%           0.40%           0.25%
U.S. Treasury
  Index
  Portfolio          0.30%           0.30%           0.30%           0.15%


   For the fiscal years or period ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:


                                          2006        2005        2004
                                       ----------- ----------- ----------- -
  Balanced Portfolio                   $   632,022 $   673,921 $   678,011
  Bond Portfolio                           695,130     834,497   1,157,697
  Core Bond Portfolio                      423,045     352,959     283,338
  Diversified Assets Portfolio          28,366,511  25,938,962  25,394,044
  Diversified Growth Portfolio             237,379     256,739     339,282
  Equity Index Portfolio                   765,826     760,616     727,281
  Focused Growth Portfolio                 748,328   1,343,764   1,593,883
  Government Portfolio                   7,131,669   6,830,233   6,791,668
  Government Select Portfolio            4,808,551   4,077,049   4,872,922
  Intermediate Bond Portfolio               82,166     100,614     107,512
  International Equity Index Portfolio     283,334     231,615     170,654
  International Growth Portfolio         1,499,358   1,372,931   1,197,761
  Mid Cap Growth Portfolio                 115,876     207,174     219,225
  Municipal Portfolio                    1,931,819   1,205,488     892,713
  Short Bond Portfolio                     400,140     405,872     421,581
  Small Company Growth Portfolio            36,770      70,114     170,829
  Small Company Index Portfolio            143,710     142,301     147,654
  Tax-Exempt Portfolio                   1,732,639   1,704,588   1,779,277
  U.S. Government Securities Portfolio     179,226     243,228     298,384
  U.S. Treasury Index Portfolio             74,629      71,899      79,469


For the fiscal years or period ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

--------

/*/ The contractual rates prior to April 1, 2006 for the Equity Index Portfolio was 0.20%.

                                                  2006       2005       2004
                                               ---------- ---------- ----------
 Balanced                                      $  126,405 $  134,816 $  135,572
 Bond                                             417,079    500,830    694,410
 Core Bond                                        253,827    211,819    169,963
 Diversified Assets                                     0          0          0
 Diversified Growth                                36,520     39,509     52,183
 Equity Index                                     260,169    760,800    727,128
 Focused Growth                                    99,777    179,216    212,465
 Government                                             0          0          0
 Government Select                              4,808,597  4,078,086  4,871,717
 Intermediate Bond                                 49,299     60,382     64,491
 International Equity Index                             0     23,740     68,247
 International Growth                             187,420    171,655    149,687
 Mid Cap Growth                                    14,484     25,904     27,396
 Municipal                                      1,931,838  1,205,488    892,552
 Short Bond                                       240,085    243,583    252,890
 Small Company Growth                               6,894     13,150     32,019
 Small Company Index                                    0     18,787     73,809
 Tax-Exempt                                             0          0          0
 U.S. Government Securities                       107,536    145,978    178,988
 U.S. Treasury Index                               74,629     71,918     79,447


   For the fiscal years or period ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:


                                                       2006     2005     2004
                                                     -------- -------- --------
Balanced                                             $ 16,950 $ 18,299 $ 18,412
Bond                                                   28,174   36,460   50,183
Core Bond                                              16,923   14,119   11,333
Diversified Assets                                     89,006  163,024  156,131
Diversified Growth                                      3,890    4,254    5,910
Equity Index                                          110,162  114,163  118,022
Focused Growth                                         10,432   31,395   37,335
Government                                             52,431   63,485   56,441
Government Select                                     157,711  152,461  151,371
Intermediate Bond                                       3,412    4,191    4,447
International Equity Index                             11,452    9,361    6,987
International Growth                                   19,456   17,764   15,624
Mid Cap Growth                                          5,536    7,351    6,555
Municipal                                              17,827   23,539   15,338
Short Bond                                             16,417   16,615   17,226
Small Company Growth                                      486      915    2,186
Small Company Index                                     7,597    7,603    7,728
Tax-Exempt                                             14,017   13,289   13,981
U.S. Government Securities                              7,558   10,491   13,097
U.S. Treasury Index                                     8,174   10,084   10,597

   For the fiscal years or period ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Equity Index Portfolio and International Growth Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:


                                                      2006     2005     2004
                                                    -------- -------- --------
 Balanced                                           $ 38,526 $ 40,029 $ 42,408
 Bond                                                 36,707   53,059   58,727
 Core Bond                                            41,350   30,880   28,977
 Diversified Assets                                  428,052  852,370  905,322
 Diversified Growth                                   36,451   30,538   30,952
 Equity Index                                        134,546  128,368  115,625
 Focused Growth                                       28,794   36,875   45,788
 Government                                            2,104   77,702  216,559
 Government Select                                   105,870  325,637  269,962
 Intermediate Bond                                    28,474   26,352   25,873
 International Equity Index                          135,978  115,934   97,023
 International Growth                                201,061  191,408  169,652
 Mid Cap Growth                                       35,285   33,898   33,537
 Municipal                                            60,434  123,594  109,495
 Short Bond                                           33,304   33,591   31,984
 Small Company Growth                                 35,575   32,200   43,954
 Small Company Index                                  98,039   98,869   72,127
 Tax-Exempt                                           81,447   83,780   90,419
 U.S. Government Securities                           17,057   19,477   25,424
 U.S. Treasury Index                                  22,621   22,929   22,774


   TNTC and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

   Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

PORTFOLIO MANAGERS


Portfolio                                         Portfolio Manager(s)
---------                                 ------------------------------------
NIF Balanced Portfolio                    John S. Cole and Colin A. Robertson
NIF Bond Portfolio                        Colin A. Robertson
NIF Core Bond Portfolio                   Colin A. Robertson
NIF Diversified Growth Portfolio          John S. Cole
NIF Equity Index Portfolio                Chad M. Rakvin and Brent Reeder
NIF Focused Growth Portfolio              John S. Cole and Robert N. Streed
NIF Intermediate Bond Portfolio           Colin A. Robertson
NIF International Equity Index Portfolio  Steven R. Wetter and Shaun Murphy
NIF International Growth Portfolio        Stephen Dowds and Diane E. Jones
NIF Mid Cap Growth Portfolio              David P. Kalis
NIF Short Bond Portfolio                  Colin A. Robertson
NIF Small Company Growth Portfolio        Matthew Peron
NIF Small Company Index Portfolio         Chad M. Rakvin and Brent Reeder
NIF U. S. Government Securities Portfolio Daniel J. Personette
NIF U. S. Treasury Index Portfolio        Daniel J. Personette

Accounts Managed by the Portfolio Managers



The table below discloses the accounts within each type of category listed below for which John S. Cole was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                               # of Accounts
                                               Managed that   Total Assets that
                     Total # of               Advisory Fee is  Advisory Fee is
                      Accounts  Total Assets      Basedon         Based on
Type of Accounts      Managed   (in Millions)   Performance      Performance
----------------     ---------- ------------- --------------- -----------------
Northern
  Institutional
  Funds                  2        42,831,721         0               $0
Northern Funds           2       601,576,854         0               $0
Other Registered
  Investment
Companies                0                 0         0               $0
Other Pooled
  Investment
  Vehicles:              0                 0         0               $0
Other Accounts:          0                 0         0               $0



The table below discloses the accounts within each type of category listed below for which Stephen Dowds was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                               # of Accounts
                                               Managed that   Total Assets that
                    Total # of                Advisory Fee is  Advisory Fee is
                     Accounts  Total Assets      Based on         Based on
Type of Accounts     Managed   (in Millions)    Performance      Performance
----------------    ---------- -------------- --------------- -----------------
Northern
  Institutional
  Funds                 1      $  211,959,322        0               $0
Northern Funds          1      $1,309,643,509        0               $0
Other Registered
  Investment
Companies               9      $  430,000,000        0               $0
Other Pooled
  Investment
  Vehicles:             1      $   47,000,000        0               $0
Other Accounts:         0                            0               $0
                                            0





The table below discloses the accounts within each type of category listed below for which Diane E. Jones was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                # of Accounts
                                                Managed that  Total Assets that
                      Total # of                Advisory Fee   Advisory Fee is
                       Accounts  Total Assets    is Based on      Based on
 Type of Accounts      Managed   (in Millions)   Performance     Performance
 ----------------     ---------- -------------- ------------- -----------------
 Northern
   Institutional
   Funds                  1      $  211,959,322       0              $0
 Northern Funds           1      $1,309,643,509       0              $0
 Other Registered
   Investment
   Companies              9      $  430,000,000       0              $0
 Other Pooled
   Investment
   Vehicles:              1      $   47,000,000       0              $0
 Other Accounts:          0                   0       0              $0



The table below discloses the accounts within each type of category listed below for which David P. Kalis was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                               # of Accounts
                                               Managed that  Total Assets that
                      Total # of               Advisory Fee   Advisory Fee is
                       Accounts  Total Assets   is Based on      Based on
 Type of Accounts      Managed   (in Millions)  Performance     Performance
 ----------------     ---------- ------------- ------------- -----------------
 Northern
   Institutional
   Funds                  1      $  6,680,418        0              $0
 Northern Funds           1      $201,416,519        0              $0
 Other Registered
   Investment
   Companies              0                 0        0              $0

                                            # of Accounts     Total Assets that
               Total # of                   Managed that       Advisory Fee is
Type of         Accounts  Total Assets  Advisory Fee is Based     Based on
Accounts        Managed   (in Millions)    on Performance        Performance
--------       ---------- ------------- --------------------- -----------------
Other Pooled
  Investment
  Vehicles:        2       $32,915,296            0                  $0
Other
  Accounts:        0                 0            0                  $0



The table below discloses the accounts within each type of category listed below for which Shaun Murphy was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                               # of Accounts
                                               Managed that   Total Assets that
                   Total # of                 Advisory Fee is  Advisory Fee is
                    Accounts   Total Assets      Based on         Based on
Type of Accounts    Managed    (in Millions)    Performance      Performance
----------------   ---------- --------------- --------------- -----------------
Northern
  Institutional
  Funds                 1     $   127,814,019        0               $0
Northern Funds          1     $ 1,297,818,668        0               $0
Other Registered
  Investment
  Companies             2     $   639,648,926        0               $0
Other Pooled
  Investment
  Vehicles:             2     $   600,527,452        0               $0
Other Accounts:        20     $39,026,265,169        0               $0




The table below discloses the accounts within each type of category listed below for which Matthew Peron was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                               # of Accounts
                                                Managed that  Total Assets that
                      Total # of                  Advisory     Advisory Fee is
                       Accounts  Total Assets   Fee is Based      Based on
 Type of Accounts      Managed   (in Millions) on Performance    Performance
 ----------------     ---------- ------------- -------------- -----------------
 Northern
   Institutional
   Funds                  0                 0        0               $0
 Northern Funds           1      $173,043,564        0               $0
 Other Registered
   Investment
 Companies                0                 0        0               $0
 Other Pooled
   Investment
   Vehicles:              0                 0        0               $0
 Other Accounts:          0                 0        0               $0



The table below discloses the accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                # of Accounts
                                                Managed that  Total Assets that
                      Total # of                Advisory Fee   Advisory Fee is
                       Accounts  Total Assets    is Based on      Based on
 Type of Accounts      Managed   (in Millions)   Performance     Performance
 ----------------     ---------- -------------- ------------- -----------------
 Northern
   Institutional
   Funds                   2     $  119,576,612       0              $0
 Northern Funds            2     $  274,440,595       0              $0
 Other Registered
   Investment
   Companies:              0                  0       0              $0
 Other Pooled
   Investment
   Vehicles:               0                  0       0              $0
 Other Accounts:          17     $9,521,581,397       0              $0



The table below discloses the accounts within each type of category listed below for which Chad M. Rakvin was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                # of Accounts
                                                Managed that  Total Assets that
                     Total # of                 Advisory Fee   Advisory Fee is
                      Accounts   Total Assets    is Based on      Based on
Type of Accounts      Managed    (in Millions)   Performance     Performance
----------------     ---------- --------------- ------------- -----------------
Northern
  Institutional
  Funds                   2     $   859,192,453       0              $0
Northern Funds            3     $ 1,269,241,417       0              $0
Other Registered
  Investment
  Companies:             16     $12,869,096,609       0              $0
Other Pooled
  Investment
  Vehicles:               0                   0       0              $0
Other Accounts:           0                   0       0              $0

The table below discloses the accounts within each type of category listed below for which Brent Reeder was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                                 # of Accounts
                                        Total                    Managed that
                                         # of                   Advisory Fee is   Total Assets that
                                       Accounts  Total Assets      Based on     Advisory Fee is Based
Type of Accounts                       Managed   (in Millions)    Performance      on Performance
----------------                       -------- --------------- --------------- ---------------------
Northern Institutional Funds               2    $   859,192,453        0                 $0
Northern Funds                             3    $ 1,268,846,172        0                 $0
Other Registered Investment Companies:    16    $12,869,096,609        0                 $0
Other Pooled Investment Vehicles:          0                  0        0                 $0
Other Accounts:                            0                  0        0                 $0



The table below discloses the accounts within each type of category listed below for which Colin A. Robertson was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                                 # of Accounts
                                        Total                    Managed that
                                         # of                   Advisory Fee is   Total Assets that
                                       Accounts  Total Assets      Based on     Advisory Fee is Based
Type of Accounts                       Managed   (in Millions)    Performance      on Performance
----------------                       -------- --------------- --------------- ---------------------
Northern Institutional Funds              5     $   400,104,843        0                 $0
Northern Funds                            1     $   960,784,421        0                 $0
Other Registered Investment Companies:    0                   0        0                 $0
Other Pooled Investment Vehicles:         1     $16,900,000,000        0                 $0
Other Accounts:                           0                   0        0                 $0



The table below discloses the accounts within each type of category listed below for which Robert N. Streed was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                               # of Accounts
                                        Total                  Managed that
                                         # of                 Advisory Fee is   Total Assets that
                                       Accounts Total Assets     Based on     Advisory Fee is Based
Type of Accounts                       Managed  (in Millions)   Performance      on Performance
----------------                       -------- ------------- --------------- ---------------------
Northern Institutional Funds               1    $ 95,137,993         0                 $0
Northern Funds                             1    $196,422,993         0                 $0
Other Registered Investment Companies:     0               0         0                 $0
Other Pooled Investment Vehicles:          1    $ 50,130,349         0                 $0
Other Accounts:                           41    $707,951,280         0                 $0



The table below discloses the accounts within each type of category listed below for which Steven R. Wetter was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2006.



                                                                # of Accounts
                                        Total                   Managed that
                                         # of                  Advisory Fee is   Total Assets that
                                       Accounts Total Assets      Based on     Advisory Fee is Based
Type of Accounts                       Managed  (in Millions)    Performance      on Performance
----------------                       -------- -------------- --------------- ---------------------
Northern Institutional Funds              1     $  127,814,109        0                 $0
Northern Funds                            1     $1,297,818,668        0                 $0
Other Registered Investment Companies:    2     $  639,648,926        0                 $0
Other Pooled Investment Vehicles:         0                  0        0                 $0
Other Accounts:                           0                  0        0                 $0

Material Conflicts of Interest. The Investment Adviser's portfolio managers are often responsible for managing one or more of the Portfolios, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than a Portfolio. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation Structure

   As of November 30, 2006, the compensation for the portfolio managers of the International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her product team plus the financial performance of the investment business unit and Northern Corporation as a whole. In addition, for the International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios' portfolio managers, the annual incentive award is based primarily on the investment performance of the Portfolios. Performance is measured against each Portfolios prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

   As of November 30, 2006, the compensation for the portfolio managers of the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager's investment performance and contribution to his or her product strategy team. For the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios' portfolio managers, while a quantitative evaluation of the performance of the Portfolios is a factor, the annual incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

   As of November 30, 2006, the compensation for the portfolio managers of the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios' portfolio managers, the annual incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

     A. For the most recently completed fiscal year ended November 30, 2006, the table below provides beneficial ownership of shares of the portfolio managers of the Portfolios. Please note that the table provides a dollar range of each portfolio manager's holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000,
         $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).



                                                                 Dollar ($)
                                                              Range of Shares
                                                                Beneficially
                                                                  Owned by
                                                             Portfolio Manager
                                                             Because of Direct
Shares Beneficially                                             or Indirect
Owned by                                                     Pecuniary Interest
-------------------                                          ------------------
John S. Cole                   Balanced Portfolio                    $0
John S. Cole              Diversified Growth Portfolio               $0
John S. Cole                Focused Growth Portfolio                 $0
Stephen Dowds            International Growth Portfolio              $0
Diane E. Jones           International Growth Portfolio              $0
David P. Kalis              Mid Cap Growth Portfolio                 $0
Shaun Murphy          International Equity Index Portfolio           $0
Matthew Peron            Small Company Growth Portfolio              $0
Daniel J. Personette  U.S. Government Securities Portfolio           $0
Daniel J. Personette     U.S. Treasury Index Portfolio               $0
Chad M. Rakvin               Equity Index Portfolio                  $0
Chad M. Rakvin           Small Company Index Portfolio               $0
Brent Reeder                 Equity Index Portfolio                  $0
Brent Reeder             Small Company Index Portfolio               $0
Colin A. Robertson             Balanced Portfolio                    $0
Colin A. Robertson               Bond Portfolio                      $0
Colin A. Robertson            Core Bond Portfolio                    $0
Colin A. Robertson        Intermediate Bond Portfolio                $0
Colin A. Robertson            Short Bond Portfolio                   $0
Robert N. Streed            Focused Growth Portfolio                 $0
Steven R. Wetter      International Equity Index Portfolio           $0



PROXY VOTING

   Northern Institutional Funds have delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which The Investment Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

   A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the "Proxy Guidelines") concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

   The Proxy Guidelines provide that The Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that The Investment Adviser will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations;
(5) increase common share authorizations for a stock split ; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that The Investment Adviser will generally vote against proposals to: (1) classify the board of directors;
(2) require that poison pill plans be submitted for shareholder ratification;
(3) adopt dual class exchange offers or dual class


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


recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and
(6) adopt certain social and environmental proposals deemed unwarranted by the company's board of directors. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company's state of incorporation and an increase in authorized common stock.

   Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

   The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, The Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, The Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which The Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm ; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose ; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust ; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which The Investment Adviser does not have voting discretion . The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

   The Investment Adviser may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at The Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

   This summary of Northern Institutional Funds' Proxy Voting Policies and Proxy Guidelines is also contained in Northern Institutional Funds' Statements of Additional Information, which are posted in the resources section. You may also obtain, upon request and without charge, a paper copy of Northern Institutional Funds' Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 800/595-9111.


CO-ADMINISTRATORS AND DISTRIBUTOR


   NTI and PFPC (the "Co-Administrators"), 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

   Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators also are entitled to additional fees for special legal services. NTI, as a Co-Administrator, has agreed to reimburse expenses (including administration fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) ("Other Operating Expenses") that exceed on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets. In addition, NTI as a Co-Administrator has voluntarily agreed to reimburse an additional 0.10% of the International Equity Index Portfolio's Other Operating Expenses.


   For the fiscal years ended November 30, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:


                                               2006        2005        2004
                                            ----------- ----------- -----------
Balanced Portfolio                          $   126,403 $   134,783 $   135,600
Bond Portfolio                                  278,050     333,796     463,072
Core Bond Portfolio                             169,217     141,182     113,334
Diversified Assets Portfolio                 11,346,522  10,375,503  10,157,476
Diversified Growth Portfolio                     36,520      39,498      52,196
Equity Index Portfolio                          765,826     760,616     727,281
Focused Growth Portfolio                         99,776     179,167     212,515
Government Portfolio                          2,852,647   2,732,072   2,716,630
Government Select Portfolio                   4,808,551   4,077,049   4,872,922
Intermediate Bond Portfolio                      32,866      40,245      43,004
International Equity Index Portfolio            170,001     138,970     102,393
International Growth Portfolio                  281,130     257,425     224,583
Mid Cap Growth Portfolio                         14,484      25,897      27,403
Municipal Portfolio                           1,931,819   1,205,488     892,713
Short Bond Portfolio                            160,055     162,347     168,630
Small Company Growth Portfolio                    4,596       8,764      21,353
Small Company Index Portfolio                    71,853      71,149      73,825
Tax-Exempt Portfolio                            693,050     681,830     711,701
U.S. Government Securities Portfolio             71,690      97,290     119,352
U.S. Treasury Index Portfolio                    49,752      47,932      52,978



   Additionally, for the fiscal years ended November 30, the Co-Administrators reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30:



                                               2006       2005       2004
                                            ---------- ---------- ----------
Balanced Portfolio                          $   97,165 $   94,854 $   99,228
Bond Portfolio                                 101,293    137,412    175,757
Core Bond Portfolio                            107,970     96,750     88,986
Diversified Assets Portfolio                 1,361,885  1,658,633  1,750,629
Diversified Growth Portfolio                   106,740     84,370     85,805
Equity Index Portfolio                         260,455    242,164    231,239


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


                                                         2006    2005    2004
                                                        ------- ------- -------
Focused Growth Portfolio                                 86,668  91,348 102,186
Government Portfolio                                    367,536 382,034 585,636
Government Select Portfolio                             581,541 798,082 784,073
Intermediate Bond Portfolio                              84,954  83,535  79,764
International Equity Index Portfolio                    193,117 149,292  84,016
International Growth Portfolio                           73,644  74,441  77,433
Mid Cap Growth Portfolio                                 98,131  96,430  96,394
Municipal Portfolio                                     227,945 254,488 205,146
Short Bond Portfolio                                     93,132  89,923  87,150
Small Company Growth Portfolio                           97,818  91,697 107,923
Small Company Index Portfolio                           157,779 153,728 130,682
Tax-Exempt Portfolio                                    197,690 189,102 194,432
U.S. Government Securities Portfolio                     76,108  75,460  80,697
U.S. Treasury Index Portfolio                            81,628  77,931  78,356



   Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2008, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty after at least 60 days' written notice to the Trust and the other Co-Administrator. The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality.

   The Trust also has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), with principal offices at 760 Moore Road, King of Prussia, Pennsylvania, 19406, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.


   Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

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

SHAREHOLDER SERVICING PLAN FOR FIXED INCOME AND EQUITY PORTFOLIOS


   As stated in the Fixed Income and Equity Portfolios' Prospectuses, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily NAV of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.


   For the fiscal years ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:


                                                         2006    2005    2004
                                                        ------- ------- -------
Balanced Portfolio
   Class C                                              $ 6,575 $ 7,354 $ 7,064
   Class D                                                  651     730   1,099
Bond Portfolio
   Class C                                                  190   4,481   5,618
   Class D                                                  449     694     906
Core Bond Portfolio
   Class D                                                    4       4       4
Diversified Growth Portfolio
   Class D                                                  424     543   1,234
Equity Index Portfolio
   Class C                                               37,278  37,450  49,315
   Class D                                               20,009  27,902  28,053
Focused Growth Portfolio
   Class C                                                  338  20,690  23,868
   Class D                                                  450   1,901   3,152
Intermediate Bond Portfolio
   Class D                                                  209     293     262
International Equity Index Portfolio
   Class D                                                  210     170     287
International Growth Portfolio
   Class D                                                1,271   1,074   1,167
Mid Cap Growth Portfolio
   Class C                                                6,468   7,131   5,484
   Class D                                                  370     861     937
Short Bond Portfolio
   Class D                                                  683     669     650
Small Company Growth Portfolio
   Class D                                                   48      64      84
Small Company Index Portfolio
   Class D                                                  734     871     618
U.S. Government Securities Portfolio
   Class D                                                  693   1,360   2,076
U.S. Treasury Index Portfolio
   Class C                                                1,925   2,442   2,541
   Class D                                                3,649   6,831   6,740


   Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds;
(vi) processing dividend payments on behalf of Customers or other investors;
(vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents;
(ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements;
(xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and
(xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

   The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

   The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.


   Ernst & Young LLP, independent registered public accounting firm, 233 S. Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting and tax related matters.


IN-KIND PURCHASES AND REDEMPTIONS

   Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


   Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS


   Shares of the Portfolios are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the International Equity Index and International Growth Portfolios exchanged within 30 days of purchase. In addition, Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

   The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES


   Except as set forth above and in this Additional Statement, each Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolios' shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.


                            PERFORMANCE INFORMATION

   You may call 800/637-1380 to obtain the current 7-day yield and other performance information or visit northerninstitutionalfunds.com.


   Performance reflects expense limitations, fee waivers and reductions or reimbursements, as previously discussed in this Additional Statement. If such expense limitations, fee waivers, reductions and reimbursements were not in place, a Portfolio's performance would have been reduced.


MONEY MARKET PORTFOLIOS

   The performance of a class of shares of the Money Market Portfolios may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares of a Portfolio.

   From time to time, the Money Market Portfolios may advertise their "yields" and "effective yields" and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

   In arriving at quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

   "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


   The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.


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

   "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.


   The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.


   "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

   Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in the Portfolios are not reflected in the calculation of yields for the Portfolios.


   The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2006 was as follows/*/:



                                       Effective Tax-Equivalent Tax-Equivalent
                                 Yield   Yield       Yield      Effective Yield
                                 ----- --------- -------------- ---------------
Government Select Portfolio      5.03%   5.16%         N/A            N/A
Government Portfolio             4.96%   5.08%         N/A            N/A
Diversified Assets Portfolio     4.98%   5.10%         N/A            N/A
Tax-Exempt Portfolio             3.27%   3.33%        5.03%          5.12%
Municipal Portfolio              3.39%   3.45%        5.22%          5.31%



   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows/*/:



                                       Effective Tax-Equivalent Tax-Equivalent
                                 Yield   Yield       Yield      Effective Yield
                                 ----- --------- -------------- ---------------
Government Select Portfolio      4.91%   5.04%         N/A            N/A
Government Portfolio             4.93%   5.05%         N/A            N/A
Diversified Assets Portfolio     4.96%   5.08%         N/A            N/A
Tax-Exempt Portfolio             3.24%   3.30%        4.98%          5.08%
Municipal Portfolio              3.27%   3.33%        5.03%          5.12%

--------

/*/ An income tax rate of 35% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

   The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 2006 was as follows*:



                                       Effective Tax-Equivalent Tax-Equivalent
                                 Yield   Yield       Yield      Effective Yield
                                 ----- --------- -------------- ---------------
Government Select Portfolio      4.77%   4.89%         N/A            N/A
Government Portfolio             4.70%   4.81%         N/A            N/A
Diversified Assets Portfolio     4.81%   4.92%         N/A            N/A
Tax-Exempt Portfolio             3.02%   3.06%        4.65%          4.71%
Municipal Portfolio              3.14%   3.18%        4.83%          4.89%


   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information-Co-Administrators and Distributor" and "Additional Trust Information-Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows*:


                                       Effective Tax-Equivalent Tax-Equivalent
                                 Yield   Yield       Yield      Effective Yield
                                 ----- --------- -------------- ---------------
Government Select Portfolio      4.65%   4.77%         N/A            N/A
Government Portfolio             4.67%   4.78%         N/A            N/A
Diversified Assets Portfolio     4.79%   4.90%         N/A            N/A
Tax-Exempt Portfolio             2.99%   3.03%        4.60%          4.66%
Municipal Portfolio              3.02%   3.06%        4.65%          4.71%



   The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2006 was as follows:



                                       Effective Tax-Equivalent Tax-Equivalent
                                 Yield   Yield       Yield      Effective Yield
                                 ----- --------- -------------- ---------------
Government Select Portfolio      4.51%   4.62%         N/A            N/A
Government Portfolio             4.44%   4.54%         N/A            N/A
Diversified Assets Portfolio     4.54%   4.64%         N/A            N/A
Municipal Portfolio              2.88%   2.92%        4.43%          4.49%


   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information-Co-Administrators and Distributor" and "Additional Trust Information-Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows:


                                       Effective Tax-Equivalent Tax-Equivalent
                                 Yield   Yield       Yield      Effective Yield
                                 ----- --------- -------------- ---------------
Government Select Portfolio      4.39%   4.50%         N/A            N/A
Government Portfolio             4.41%   4.51%         N/A            N/A
Diversified Assets Portfolio     4.52%   4.62%         N/A            N/A
Municipal Portfolio              2.76%   2.80%        4.25%          4.31%



   The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable

--------
* An income tax rate of 35% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining yield.


   Each Portfolio also may quote, from time to time, the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

EQUITY AND FIXED INCOME PORTFOLIOS


   The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the S&P 500 Index, the Russell 1000 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell Midcap Growth Index, the MSCI EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Lehman Brothers 1-3 Year U.S. Government/Credit Index, and the Lehman Brothers 1-5 Year U.S. Government Index. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares of a Portfolio.


   The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

   Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P =   hypothetical initial payment of $1,000;
       T =   average annual total return;
       n =   period covered by the computation, expressed in terms of
             years; and

       ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).


   Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period. Each Portfolio that advertises an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\
Where: P =      a hypothetical initial payment of $1, 000
       T =      average annual total return (after taxes on distributions)
       n =      number of years
       ATV/D/ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10 year periods at the end of the 1-, 5- or 10- year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.


   Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).


   Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                             P(1+T)/n/ = ATV\\DR\\

Where: P =      a hypothetical initial payment of $1, 000
       T =      average annual total return (after taxes on distributions
                and redemption)
       n =      number of years
       ATV/D/ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10- year periods (or fractional portion), after taxes on distributions and redemption.


   Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


   Each Portfolio that advertises an "aggregate total return" for a class of shares computes such a return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)]-1

   The calculations that follow are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


   The average annual total returns, aggregate total returns, average annual total returns-after taxes on distributions and average annual total returns-after taxes on distributions and redemptions shown below for the Short Bond and U.S. Treasury Index Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.


   The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without fee waivers and expense reimbursements by the Portfolios' current and former administrators and investment advisers.

EQUITY PORTFOLIOS


                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Diversified Growth
Class A
   with fee waivers and
   expense reimbursements       8.36   4.11     7.27      --      8.36   22.34   101.65     --

without fee
   waivers and
   expense reimbursements       7.97   3.83     6.97      --      7.97   20.93    98.63     --

Class D
   with fee waivers and
   expense reimbursements       7.87   3.65     6.83      --      7.87   19.62    93.63     --

without fee
   waivers and
   expense reimbursements       7.48   3.37     6.53      --      7.48   18.21    90.61     --

Focused Growth
Class A
   with fee waivers and
   expense reimbursements       7.29   1.11     5.99      --      7.29    5.67    78.89     --

   without fee waivers and
   expense reimbursements       7.09   0.94     5.72      --      7.09    4.82    76.20     --

Class C
   with fee waivers and
   expense reimbursements       6.44   0.77     5.68      --      6.44    3.90    73.80     --

   without fee waivers and
   expense reimbursements       6.24   0.60     5.41      --      6.24    3.05    71.11     --

Class D
   with fee waivers and
   expense reimbursements       6.87   0.71     5.58      --      6.87    3.61    72.19     --

   without fee waivers and
   expense reimbursements       6.67   0.54     5.31      --      6.67    2.76    69.50     --


                                               For Periods Ended November 30, 2006
                               ------------------------------------------------------------------------
                               Average Annual Total Returns-After Average Annual Total Returns-After
                                    Taxes on Distributions        Taxes on Distributions and Redemptions
                               ---------------------------------  --------------------------------------
                                                          Since                                 Since
                               1 Year  5 Years 10 Years Inception 1 Year   5 Years  10 Years  Inception
                               ------  ------- -------- --------- ------   -------  --------  ---------
Diversified Growth
Class A
   with fee waivers and
   expense reimbursements       6.30    3.59     4.44      --      6.98     3.34      5.21       --

without fee
   waivers and
   expense reimbursements       5.91    3.31     4.14      --      6.59     3.06      4.91       --

Class D
   with fee waivers and
   expense reimbursements       5.85    3.22     4.05      --      6.62     2.99      4.89       --

without fee
   waivers and
   expense reimbursements       5.46    2.94     3.75      --      6.23     2.71      4.59       --

Focused Growth
Class A
   with fee waivers and
   expense reimbursements       7.23    1.08     4.26      --      4.78     0.93      4.43       --

   without fee waivers and
   expense reimbursements       7.03    0.91     3.99      --      4.58     0.76      4.16       --

Class C
   with fee waivers and
   expense reimbursements       6.38    0.74     3.97      --      4.23     0.65      4.18       --

   without fee waivers and
   expense reimbursements       6.18    0.57     3.70      --      4.03     0.48      3.91       --

Class D
   with fee waivers and
   expense reimbursements       6.81    0.69     3.85      --      4.51     0.60      4.09       --

   without fee waivers and
   expense reimbursements       6.61    0.52     3.58      --      4.31     0.43      3.82       --

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Equity Index
Class A
   with fee waivers and
   expense reimbursements      14.03   5.87     7.80      --     14.03   33.01   112.03     --

   without fee waivers and
   expense reimbursements      13.96   5.74     7.62      --     13.96   32.38   110.20     --

Class C
   with fee waivers and
   expense reimbursements      13.76   5.62     7.55      --     13.76   31.44   107.00     --

   without fee waivers and
   expense reimbursements      13.69   5.49     7.37      --     13.69   30.81   105.17     --

Class D
   with fee waivers and
   expense reimbursements      13.57   5.44     7.40      --     13.57   30.31   104.29     --

   without fee waivers and
   expense reimbursements      13.50   5.31     7.22      --     13.50   29.68   102.46     --


                                               For Periods Ended November 30, 2006
                               ----------------------------------------------------------------------------
                               Average Annual Returns-After Taxes on Average Annual Total Returns-After
                                         Distributions               Taxes on Distributions and Redemptions
                               ------------------------------------- --------------------------------------
                                                            Since                                  Since
                               1 Year  5 Years  10 Years  Inception  1 Year   5 Years  10 Years  Inception
                               ------  -------  --------  ---------  ------   -------  --------  ---------
Equity Index
Class A
   with fee waivers and
   expense reimbursements      13.06    5.10      6.10       --      10.08     4.76      6.11       --

   without fee waivers and
   expense reimbursements      12.99    4.97      5.92       --      10.01     4.63      5.93       --

Class C
   with fee waivers and
   expense reimbursements      12.83    4.90      5.18       --       9.87     4.56      5.23       --

   without fee waivers and
   expense reimbursements      12.76    4.77      5.00       --       9.80     4.43      5.05       --

Class D
   with fee waivers and
   expense reimbursements      12.69    4.75      5.81       --       9.72     4.42      5.83       --

   without fee waivers and
   expense reimbursements      12.62    4.62      5.63       --       9.65     4.29      5.65       --

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Small Company Index/1/
Class A
   with fee waivers and
   expense reimbursements      17.12   12.52    9.40      --     17.12   80.34   145.66     --

   without fee waivers and
   expense reimbursements      16.90   12.25    9.07      --     16.90   78.99   142.38     --

Class C
   with fee waivers and
   expense reimbursements                         See footnote 1                    See footnote 1

   without fee waivers and
   expense reimbursements               See footnote 1                    See footnote 1


                                               For Periods Ended November 30, 2006
                               ------------------------------------------------------------------------------
                               Average Annual Returns-After Taxes on Average Annual Total Returns-After Taxes
                                         Distributions               on Distributions and Redemptions
                               ------------------------------------- ----------------------------------------
                                                            Since                                    Since
                               1 Year  5 Years  10 Years  Inception  1 Year   5 Years   10 Years   Inception
                               ------  -------  --------  ---------  ------   -------   --------   ---------
Small Company Index/1/
Class A
   with fee waivers and
   expense reimbursements      16.78    12.19     7.37       --      11.20     10.76      6.95        --

   without fee waivers and
   expense reimbursements      16.56    11.92     7.04       --      10.98     10.49      6.62        --

Class C
   with fee waivers and
   expense reimbursements                         See footnote 1                        See footnote 1

   without fee waivers and
   expense reimbursements               See footnote 1                        See footnote 1

--------

/1/  See page 78 for footnote 1.

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Class D
   with fee waivers and
   expense reimbursements      16.66   12.15    8.92      --     16.66   77.42   134.94     --

   without fee waivers and
   expense reimbursements      16.44   11.88    8.59      --     16.44   76.07   131.66     --

International Growth/2/
   Class A
   with fee waivers and
   expense reimbursements      26.70   13.30    8.36      --     26.70   86.71   123.30     --

   without fee waivers and
   expense reimbursements      26.56   13.15    8.15      --     26.56   85.95   121.19     --

Class D
   with fee waivers and
   expense reimbursements      26.21   12.84    8.14      --     26.21   82.92   118.72     --

   without fee waivers and
   expense reimbursements      26.07   12.69    7.93      --     26.07   82.16   116.61     --


                                               For Periods Ended November 30, 2006
                               ------------------------------------------------------------------------------
                               Average Annual Returns-After Taxes on Average Annual Total Returns-After Taxes
                                         Distributions               on Distributions and Redemptions
                               ------------------------------------- ----------------------------------------
                                                            Since                                    Since
                               1 Year  5 Years  10 Years  Inception  1 Year   5 Years   10 Years   Inception
                               ------  -------  --------  ---------  ------   -------   --------   ---------
Class D
   with fee waivers and
   expense reimbursements      16.43    11.93     7.00       --      10.87     10.50      6.60        --

   without fee waivers and
   expense reimbursements      16.21    11.66     6.67       --      10.65     10.23      6.27        --

International Growth/2/
   Class A
   with fee waivers and
   expense reimbursements      26.43    13.11     6.35       --      17.54     11.58      6.06        --

   without fee waivers and
   expense reimbursements      26.29    12.96     6.14       --      17.40     11.43      5.85        --

Class D
   with fee waivers and
   expense reimbursements      26.03    12.73     6.20       --      17.17     11.20      5.91        --

   without fee waivers and
   expense reimbursements      25.89    12.58     5.99       --      17.03     11.05      5.70        --

--------

/1/  See page 78 for footnote 1.

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Balanced
Class A
   with fee waivers and
   expense reimbursements       6.74   4.49     6.87      --      6.74   24.54   94.33      --

   without fee waivers and
   expense reimbursements       6.56   4.30     6.56      --      6.56   23.59   91.21      --

Class C
   with fee waivers and
   expense reimbursements       6.57   4.24     6.63      --      6.57   23.10   90.04      --

   without fee waivers and
     expense reimbursements     6.39   4.05     6.32      --      6.39   22.15   86.92      --

Class D
   with fee waivers and
   expense reimbursements       6.38   4.08     6.46      --      6.38   22.13   86.98      --

   without fee waivers and
   expense reimbursements       6.20   3.89     6.15      --      6.20   21.18   83.86      --


                                               For Periods Ended November 30, 2006
                               ------------------------------------------------------------------------------
                               Average Annual Returns-After Taxes on Average Annual Total Returns-After Taxes
                                         Distributions               on Distributions and Redemptions
                               ------------------------------------- ----------------------------------------
                                                            Since                                    Since
                               1 Year  5 Years  10 Years  Inception  1 Year   5 Years   10 Years   Inception
                               ------  -------  --------  ---------  ------   -------   --------   ---------
Balanced
Class A
   with fee waivers and
   expense reimbursements       5.17    3.67      5.09       --       5.16     3.46       5.08        --

   without fee waivers and
   expense reimbursements       4.99    3.48      4.78       --       4.98     3.27       4.77        --

Class C
   with fee waivers and
   expense reimbursements       5.08    3.50      4.94       --       5.04     3.29       4.92        --

   without fee waivers and
     expense reimbursements     4.90    3.31      4.63       --       4.86     3.10       4.61        --

Class D
   with fee waivers and
   expense reimbursements       4.93    3.38      4.80       --       4.92     3.17       4.80        --

   without fee waivers and
   expense reimbursements       4.75    3.19      4.49       --       4.74     2.98       4.49        --

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
International Equity Index
Class A
   with fee waivers and
   expense reimbursements      28.52   14.39     --      7.94    28.52   95.83     --     109.30

   without fee waivers and
   expense reimbursements      28.35   14.19     --      7.63    28.35   94.83     --     106.28

Class D/3/
   with fee waivers and
   expense reimbursements      28.03   13.93     --      7.39    28.03   91.95     --      99.11

   without fee waivers and
   expense reimbursements      27.86   13.73     --      7.08    27.86   90.95     --      96.09


                                               For Periods Ended November 30, 2006
                               ------------------------------------------------------------------------------
                               Average Annual Returns-After Taxes on Average Annual Total Returns-After Taxes
                                         Distributions               on Distributions and Redemptions
                               ------------------------------------- ----------------------------------------
                                                            Since                                    Since
                               1 Year  5 Years  10 Years  Inception  1 Year   5 Years   10 Years   Inception
                               ------  -------  --------  ---------  ------   -------   --------   ---------
International Equity Index
Class A
   with fee waivers and
   expense reimbursements      27.65    13.84      --       7.18     19.24     12.37       --        6.58

   without fee waivers and
   expense reimbursements      27.48    13.64      --       6.87     19.07     12.17       --        6.27

Class D/3/
   with fee waivers and
   expense reimbursements      27.22    13.46      --       6.69     18.89     12.01       --        6.13

   without fee waivers and
   expense reimbursements      27.05    13.26      --       6.38     18.72     11.81       --        5.82

--------

/3/   See page 78 for footnote 3.

                                              For Periods Ended November 30, 2006
                               -----------------------------------------------------------------

                               Average Annual Total Returns (%)    Aggregate Total Returns (%)
                               -------------------------------  --------------------------------
                                1                       Since                             Since
                               Year  5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ----- ------- -------- --------- ------ ------- -------- ---------
Small Company Growth/4/
Class A
   with fee waivers and
   expense reimbursements      16.10  7.14      --       0.84   16.10   41.15     --       6.00
   without fee waivers and
   expense reimbursements      13.81  6.14      --      (0.13)  13.81   36.15     --      (0.78)

Class C
   with fee waivers and
   expense reimbursements               See footnote 4                   See footnote 4

   without fee waivers and
   expense reimbursements               See footnote 4                   See footnote 4

Class D
   with fee waivers and
   expense reimbursements      15.56  6.73      --       0.56   15.56   38.48     --       4.00

   without fee waivers and
   expense reimbursements      13.27  5.73      --      (0.41)  13.27   33.48     --      (2.78)

Mid Cap Growth/5/
Class A
   with fee waivers and
   expense reimbursements       6.24  6.47      --       2.99    6.24   36.83     --      22.60

   without fee waivers and
   expense reimbursements       5.47  5.98      --       2.38    5.47   34.39     --      18.36

Class C
   with fee waivers and
   expense reimbursements       5.87  6.21      --       2.77    5.87   35.12     --      20.80

   without fee waivers and
   expense reimbursements       5.10  5.72      --       2.16    5.10   32.68     --      16.56

Class D
   with fee waivers and
   expense reimbursements       5.74  6.03      --       2.63    5.74   34.04     --      19.70

   without fee waivers and
   expense reimbursements       4.97  5.54      --       2.02    4.97   31.60     --      15.46


                                              For Periods Ended November 30, 2006
                               ---------------------------------------------------------------------------
                               Average Annual Returns-After Taxes on Average Annual Total Returns-After
                                         Distributions               Taxes on Distributions and Redemptions
                               ------------------------------------  -------------------------------------
                                                            Since                                  Since
                               1 Year  5 Years  10 Years  Inception  1Year   5 Years   10 Years  Inception
                               ------  -------  --------  ---------  -----   -------   --------  ---------
Small Company Growth/4/
Class A
   with fee waivers and
   expense reimbursements      16.10    7.14       --        0.84    10.47    6.18        --        0.71
   without fee waivers and
   expense reimbursements      13.81    6.14       --       (0.13)    8.18    5.18        --       (0.26)

Class C
   with fee waivers and
   expense reimbursements               See footnote 4                        See footnote 4

   without fee waivers and
   expense reimbursements               See footnote 4                        See footnote 4

Class D
   with fee waivers and
   expense reimbursements      15.56    6.73       --        0.56    10.11    5.82        --        0.48

   without fee waivers and
   expense reimbursements      13.27    5.73       --       (0.41)    7.82    4.82        --       (0.49)

Mid Cap Growth/5/
Class A
   with fee waivers and
   expense reimbursements       6.24    6.47       --        2.99     4.06    5.60        --        2.57

   without fee waivers and
   expense reimbursements       5.47    5.98       --        2.38     3.29    5.11        --        1.96

Class C
   with fee waivers and
   expense reimbursements       5.87    6.21       --        2.77     3.82    5.36        --        2.38

   without fee waivers and
   expense reimbursements       5.10    5.72       --        2.16     3.05    4.87        --        1.77

Class D
   with fee waivers and
   expense reimbursements       5.74    6.03       --        2.63     3.73    5.21        --        2.26

   without fee waivers and
   expense reimbursements       4.97    5.54       --        2.02     2.96    4.72        --        1.65

--------

/4/   See page 78 for footnotes 4 and 5

                                   FOOTNOTES


1. Prior to March 1, 2005, the contractual rate for the Small Company Index Portfolio was 0.30%. Prior to April 1, 2005, Class A, C and D Shares of the Small Company Index Portfolio charged a transaction fee of 0.50% on the purchases and exchanges of shares. From June 30, 1999 to the date of the Additional Statement, no Class C Shares of the Small Company Index Portfolio were held by shareholders. Class C Shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A Shares of the Small Company Index Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses.

2. For Class D Shares of the International Growth Portfolio, performance data from August 23, 1999 to June 14, 2001 is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. Prior to March 1, 2005, the contractual rate for the International Equity Index Portfolio was 0.35%. Prior to April 1, 2005, Class A, C and D Shares of the International Equity Index Portfolio charged a transaction fee of 0.50% on the purchases and exchanges of shares. For Class D Shares of the International Equity Index Portfolio, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

4. As of the date of the Additional Statement, Class C Shares of the Small Company Growth Portfolio had not yet been issued. The inception date of the Small Company Growth Portfolio was December 1, 1999. For Class D Shares, performance information from December 1, 1999 to June 13, 2002 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

5. For Class C and D Shares of the Mid Cap Growth Portfolio, performance from December 31, 1999 to April 4, 2001 (commencement of Class C Shares) and January 29, 2001 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on December 31, 1999. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39% respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

FIXED INCOME PORTFOLIOS


                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Core Bond
Class A
   With fee waivers and
   expense reimbursements       6.02   4.61       --     4.87     6.02   25.28      --     30.98

   without fee waivers and
   expense reimbursements       5.81   4.37       --     4.58     5.81   24.07      --     29.32

Class C
   With fee waivers and
   expense reimbursements       5.75   4.46       --     4.65     5.75   24.37      --     29.41

   without fee waivers and
   expense reimbursements       5.54   4.22       --     4.36     5.54   23.16      --     27.75

Class D
   With fee waivers and
   expense reimbursements       5.70   4.46       --     4.65     5.70   24.36      --     29.40

   without fee waivers and
   expense reimbursements       5.49   4.22       --     4.36     5.49   23.15      --     27.74

Bond
Class A
   With fee waivers and
   expense reimbursements       6.61   5.05     5.95       --     6.61   27.93   78.32        --

   without fee waivers and
   expense reimbursements       6.42   4.85     5.66       --     6.42   26.95   75.40        --

Class C
   with fee waivers and
   expense reimbursements       6.37   4.78     5.69       --     6.37   26.29   73.88        --

   without fee waivers and
   expense reimbursements       6.18   4.58     5.40       --     6.18   25.31   70.96        --

Class D
   with fee waivers and
   expense reimbursements       6.24   4.65     5.52       --     6.24   25.51   71.15        --

   without fee waivers and
   expense reimbursements       6.05   4.45     5.23       --     6.05   24.53   68.23        --


                                               For Periods Ended November 30, 2006
                               --------------------------------------------------------------------------
                               Average Annual Total Returns-After Average Annual Total Returns-After Taxes
                                    Taxes on Distributions        on Distributions and Redemptions
                               ---------------------------------  ----------------------------------------
                                                          Since                                   Since
                               1 Year  5 Years 10 Years Inception 1 Year   5 Years   10 Years   Inception
                               ------  ------- -------- --------- ------   -------   --------   ---------
Core Bond
Class A
   With fee waivers and
   expense reimbursements       4.24    2.83       --     3.02     3.87     2.87         --       3.04

   without fee waivers and
   expense reimbursements       4.03    2.59       --     2.73     3.66     2.63         --       2.75

Class C
   With fee waivers and
   expense reimbursements       4.04    2.73       --     2.84     3.69     2.77         --       2.88

   without fee waivers and
   expense reimbursements       3.83    2.49       --     2.55     3.48     2.53         --       2.59

Class D
   With fee waivers and
   expense reimbursements       4.04    2.79       --     2.89     3.66     2.80         --       2.91

   without fee waivers and
   expense reimbursements       3.83    2.55       --     2.60     3.45     2.56         --       2.62

Bond
Class A
   With fee waivers and
   expense reimbursements       4.72    3.17     3.52       --     4.25     3.19       3.58         --

   without fee waivers and
   expense reimbursements       4.53    2.97     3.23       --     4.06     2.99       3.29         --

Class C
   with fee waivers and
   expense reimbursements       4.56    3.00     3.35       --     4.09     3.01       3.41         --

   without fee waivers and
   expense reimbursements       4.37    2.80     3.06       --     3.90     2.81       3.12         --

Class D
   with fee waivers and
   expense reimbursements       4.50    2.91     3.25       --     4.01     2.93       3.31         --

   without fee waivers and
   expense reimbursements       4.31    2.71     2.96       --     3.82     2.73       3.02         --

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
Intermediate Bond
Class A
   with fee waivers and
   expense reimbursements       5.19   4.27       --     5.07     5.19   23.25      --     58.63

   without fee waivers and
   expense reimbursements       4.78   3.91       --     4.56     4.78   21.47      --     53.85

Class D/1/
   with fee waivers and
   expense reimbursements       4.79   3.87       --     4.72     4.79   20.92      --     53.73

   without fee waivers and
   expense reimbursements       4.38   3.51       --     4.21     4.38   19.14      --     48.95

Short Bond
(formerly known as the
Short-Intermediate Bond
Portfolio)
Class A
   with fee waivers and
   expense reimbursements       5.05   3.25     4.73       --     5.05   17.34   58.78        --

   without fee waivers and
   expense reimbursements       4.84   3.04     4.42       --     4.84   16.27   55.66        --

Class D
   with fee waivers and
   expense reimbursements       4.61   2.86     4.33       --     4.61   15.12   52.73        --

   without fee waivers and
   expense reimbursements       4.40   2.65     4.02       --     4.40   14.05   49.61        --


                                               For Periods Ended November 30, 2006
                               --------------------------------------------------------------------------
                               Average Annual Total Returns-After Average Annual Total Returns-After Taxes
                                   Taxes on Distributions(%)      on Distributions and Redemptions(%)
                               ---------------------------------  ----------------------------------------
                                                          Since                                   Since
                               1 Year  5 Years 10 Years Inception 1 Year   5 Years   10 Years   Inception
                               ------  ------- -------- --------- ------   -------   --------   ---------
Intermediate Bond
Class A
   with fee waivers and
   expense reimbursements       3.42    2.81       --     3.14     3.33     2.78         --       3.13

   without fee waivers and
   expense reimbursements       3.01    2.45       --     2.63     2.92     2.42         --       2.62

Class D/1/
   with fee waivers and
   expense reimbursements       3.16    2.56       --     2.92     3.08     2.53         --       2.91

   without fee waivers and
   expense reimbursements       2.75    2.20       --     2.41     2.67     2.17         --       2.40

Short Bond
(formerly known as the
Short-Intermediate Bond
Portfolio)
Class A
   with fee waivers and
   expense reimbursements       3.43    1.94     2.43       --     3.25     1.99       2.59         --

   without fee waivers and
   expense reimbursements       3.22    1.73     2.12       --     3.04     1.78       2.28         --

Class D
   with fee waivers and
   expense reimbursements       3.13    1.68     2.18       --     2.97     1.74       2.34         --

   without fee waivers and
   expense reimbursements       2.92    1.47     1.87       --     2.76     1.53       2.03         --

--------

/1/   See page 82 for footnote 1.

                                               For Periods Ended November 30, 2006
                               -------------------------------------------------------------------

                               Average Annual Total Returns (%)     Aggregate Total Returns (%)
                               --------------------------------- ---------------------------------
                                                         Since                             Since
                               1 Year 5 Years 10 Years Inception 1 Year 5 Years 10 Years Inception
                               ------ ------- -------- --------- ------ ------- -------- ---------
U.S. Treasury Index
Class A
   with fee waivers and
   expense reimbursements       4.78   4.39     5.74      --      4.78   23.99   74.77      --

   without fee waivers and
   expense reimbursements       4.47   4.10     5.33      --      4.47   22.53   70.66      --

Class C/2/
   with fee waivers and
   expense reimbursements       4.58   4.16     5.53      --      4.58   22.59   71.25      --

   without fee waivers and
   expense reimbursements       4.27   3.87     5.12      --      4.27   21.13   67.14      --

Class D
   with fee waivers and
   expense reimbursements       4.12   3.94     5.32      --      4.12   21.33   67.93      --

   without fee waivers and
   expense reimbursements       3.81   3.65     4.91      --      3.81   19.87   63.82      --

U.S. Government Securities
Class A
   with fee waivers and
   expense reimbursements       5.31   3.38     4.94      --      5.31   18.09   62.00      --

   without fee waivers and
   expense reimbursements       5.04   3.14     4.59      --      5.04   16.91   58.52      --

Class C/3/
   with fee waivers and
   expense reimbursements               See Footnote 3                    See Footnote 3

   without fee waivers and
   expense reimbursements               See Footnote 3                    See Footnote 3

Class D
   with fee waivers and
   expense reimbursements       4.91   2.97     4.54      --      4.91   15.78   55.87      --

   without fee waivers and
   expense reimbursements       4.64   2.73     4.19      --      4.64   14.60   52.39      --


                                               For Periods Ended November 30, 2006
                               ------------------------------------------------------------------------
                               Average Annual Total Returns-After Average Annual Total Returns-After
                                    Taxes on Distributions        Taxes on Distributions and Redemptions
                               ---------------------------------  --------------------------------------
                                                          Since                                 Since
                               1 Year  5 Years 10 Years Inception 1 Year   5 Years  10 Years  Inception
                               ------  ------- -------- --------- ------   -------  --------  ---------
U.S. Treasury Index
Class A
   with fee waivers and
   expense reimbursements       3.22    3.07     5.07      --      3.07     3.18      5.05       --

   without fee waivers and
   expense reimbursements       2.91    2.78     4.66      --      2.76     2.89      4.64       --

Class C/2/
   with fee waivers and
   expense reimbursements       3.11    2.90     4.89      --      2.94     3.01      4.87       --

   without fee waivers and
   expense reimbursements       2.80    2.61     4.48      --      2.63     2.72      4.46       --

Class D
   with fee waivers and
   expense reimbursements       2.72    2.73     4.70      --      2.65     2.85      4.68       --

   without fee waivers and
   expense reimbursements       2.41    2.44     4.29      --      2.34     2.56      4.27       --

U.S. Government Securities
Class A
   with fee waivers and
   expense reimbursements       3.70    1.84     2.96      --      3.42     1.99      3.01       --

   without fee waivers and
   expense reimbursements       3.43    1.60     2.61      --      3.15     1.75      2.66       --

Class C/3/
   with fee waivers and
   expense reimbursements               See Footnote 3                     See Footnote 3

   without fee waivers and
   expense reimbursements               See Footnote 3                     See Footnote 3

Class D
   with fee waivers and
   expense reimbursements       3.45    1.57     2.71      --      3.16     1.73      2.76       --

   without fee waivers and
   expense reimbursements       3.18    1.33     2.36      --      2.89     1.49      2.41       --

--------

/2/   See page 82 for footnotes 2 and 3.

                                   FOOTNOTES

1. For Class D Shares of the Intermediate Bond Portfolio, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.


2. For Class C Shares of the U.S. Treasury Index Portfolio, performance information from December 1, to October 6, 1998 (commencement of Class C Shares) is that of Class A Shares. Because the fees and expenses of Class C Shares are 0.24% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.


3. From February 10, 1999 to the date of the Prospectus, no Class C Shares of the U.S. Government Securities Portfolio were held by shareholders. Class C Shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A Shares of the U.S. Government Securities Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses.

   The yield of a class of shares in the Balanced, Bond, Core Bond, Intermediate Bond, Short Bond, U.S. Government Securities and U.S. Treasury Index Portfolios is computed based on the Portfolio's net income of such class during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis.


   The Portfolios calculate their 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                        Yield = 2[{(a-b/cd) + 1}/6/-1]


Where:     a = dividends and interest earned during the period;

           b = expenses accrued for the period (net of reimbursements);

           c = average daily number of shares outstanding during the period entitled to receive dividends; and

           d = per share on the last day of the period.



   For the 30-day period ended November 30, , the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:



                                                                   30-Day Yield
                                                                   ------------
Balanced Portfolio
   Class A                                                             2.40%
   Class C                                                             2.24%
   Class D                                                             2.09%
Bond Portfolio
   Class A                                                             5.19%
   Class C                                                             4.96%
   Class D                                                             4.79%
Core Bond Portfolio
   Class A                                                             4.89%
   Class C                                                             4.70%
   Class D                                                             4.68%
Intermediate Bond Portfolio
   Class A                                                             5.12%
   Class D                                                             4.73%
Short Bond Portfolio (formerly known as the Short-Intermediate
  Bond Portfolio)
   Class A                                                             5.04%
   Class D                                                             4.65%
U.S. Government Securities Portfolio
   Class A                                                             4.85%
   Class D                                                             4.57%
U.S. Treasury Index Portfolio
   Class A                                                             4.64%
   Class C                                                             4.40%
   Class D                                                             4.25%



   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information-Investment , Transfer Agent and Custodian" and "Additional Trust Information-Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

                                                                   30-Day Yield
                                                                   ------------
Balanced Portfolio
   Class A                                                             2.22%
   Class C                                                             2.06%
   Class D                                                             1.91%
Bond Portfolio
   Class A                                                             5.00%
   Class C                                                             4.77%
   Class D                                                             4.60%
Core Bond Portfolio
   Class A                                                             4.67%
   Class C                                                             4.48%
   Class D                                                             4.46%
Intermediate Bond Portfolio
   Class A                                                             4.71%
   Class D                                                             4.32%
Short Bond Portfolio
   Class A                                                             4.82%
   Class D                                                             4.43%
U.S. Government Securities Portfolio
   Class A                                                             4.58%
   Class D                                                             4.30%
U.S. Treasury Index Portfolio
   Class A                                                             4.32%
   Class C                                                             4.08%
   Class D                                                             3.93%


   Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

   The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                NET ASSET VALUE


   As stated in the Prospectuses, the Money Market Portfolios seek to maintain a NAV of $1.00 per share and, in this connection, value their instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

   Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the NAV of each

Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

   Rule 2a-7 requires that the Money Market Portfolios limit their investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that the Money Market Portfolios maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

   With respect to the Equity and Fixed Income Portfolios, equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also are generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

   The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Portfolio's official closing NAV. For instance, if a pricing error is discovered that impacts the Portfolio's NAV, the corrected NAV would be the "official closing NAV" and the erroneous NAV would be "a NAV other than the Portfolio's official closing NAV." Those transactions that were processed using the erroneous NAV may then be reprocessed using the "official closing NAV." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

   The Investment Adviser is not required to calculate the NAV of a Portfolio on days during which no shares are tendered to a Portfolio for redemption and no orders to purchase or sell shares are received by a Portfolio, or on days on which there is an insufficient degree of trading in the Portfolio's portfolio securities for changes in the value of such securities to affect materially the NAV per share.


                                     TAXES


   The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.


   The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL-GENERAL INFORMATION

   Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

   In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of
(i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses or, (iii) one or more qualified publicly traded partnerships. Each Portfolio intends to comply with these requirements.

   Each Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

   If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Portfolio's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends-received deduction.

   The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

   For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


   As of November 30, 2006, the following Portfolios had capital loss carry forwards approximating the amount (in thousands) indicated for federal tax purposes:



                             Expiring     Expiring     Expiring     Expiring     Expiring     Expiring
                           November 30, November 30, November 30, November 30, November 30, November 30,
Portfolio:                     2008         2009         2010         2011         2012         2013
----------                 ------------ ------------ ------------ ------------ ------------ ------------
Bond                          $  --        $   --       $ 8192       $   --        $ --        $  --
Core Bond                     $  --        $   --       $   --       $   --        $ --        $ 122
Diversified Assets            $  --        $   --       $   --       $   --        $ --        $  --
Diversified Growth            $  --        $   --       $   --       $   --        $ --        $  --
Focused Growth                $  --        $  121       $36803       $   --        $ --        $  --
Government Select             $  --        $   --       $   --       $    4        $ --        $  --
Intermediate Bond             $1154        $   --       $   --       $   --        $ --        $ 310
International Growth          $  --        $   --       $   --       $   --        $ --        $  --
Mid Cap Growth                $  --        $   --       $ 3838       $   --        $ --        $  --
Short Bond                    $9999        $   --       $ 2589       $   --        $ --        $2106
Small Company Growth          $  --        $11052       $ 6855       $   --        $ --        $  --
Small Company Index           $  --        $   --       $13226       $13078        $ --        $  --
Tax-Exempt                    $  --        $   --       $   --       $   --        $ --        $  13
U.S. Government Securities    $  --        $   --       $   --       $   --        $427        $1591
U.S. Treasury Index           $  --        $   --       $   --       $   --        $ --        $  62


STATE AND LOCAL TAXES

   Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS


   The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

   In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS


   Investors in either of the Tax-Exempt and Municipal Portfolios should note that the Portfolios are required to report the amount of distributions constituting tax exempt income to the Internal Revenue Service and that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.


   As described above and in the Prospectuses, the Tax-Exempt and Municipal Portfolios are designed to provide investors with federally tax-exempt interest income. Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Moreover, tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from these Portfolios' dividends being tax-exempt. Non-U.S. shareowners are also generally exempt from tax on interest income and would similarly not gain additional benefit from the tax-exempt status of the Tax-Exempt Funds' distributions. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

   In order for the Tax-Exempt and Municipal Portfolios to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

   The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

   Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

   Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

                             DESCRIPTION OF SHARES

   The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, twenty of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's Equity and Fixed Income Portfolios:
Class A, C and D Shares as well as an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's money market portfolios: Shares, Service Shares and Premier Shares.

   Under the terms of the Trust Agreement, each share of each Portfolio is without par value, which represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.


   The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios of Northern Institutional Funds normally are allocated in proportion to the NAV of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.


   Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.


   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

   The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

   The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

   The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the voting provisions of the Trust Agreement; or
(iv) that the Trustees determine to submit to shareholders.

   The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

   Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement:
(i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

   The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

   In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series
Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.


   The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

   As of March 15, 2007, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 5% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2007:



                                                Number of Shares % of Portfolio
                                                ---------------- --------------
Balanced Portfolio - Class A
Sealed Air-NTGI-MF                                2,833,924.19       27.22%
Northern Trust TIP Balanced-DV                    2,350,962.55       22.58%
Blommer RET SAV-Northern Trust Balanced-DV        2,067,004.64       19.85%
Energizer Charitable Trust                          879,175.99        8.44%
NIPSCO VEBA (ISG)-NISOURCE INC                      670,560.04        6.44%
Heidtman Steel Products, Inc.                       581,682.36        5.59%

Balanced Portfolio - Class C
Ameron 401(K)-NIF Balanced-DV                       378,050.78       99.92%

Balanced Portfolio - Class D
Heartland Bank & Trust                                5,709.74       37.14%
Marine Bank - Springfield                             4,800.93       31.23%
Downers Grove National Bank                           4,260.68       27.72%

Bond Portfolio - Class A
Northern Trust TIP Bond Fund-DV                   3,071,395.35       24.03%
IL CON-NTGI Bond FD                                 988,170.45        7.73%
The Chicago Community Foundation                    807,730.00        6.32%

Bond Portfolio - Class C
CFSEM - Growth Fund -D-                               9,321.83       67.85%
CFSEM - Balance Fund -D-                              4,417.26       32.15%

Bond Portfolio - Class D
Alaska USA Trust Company                              4,019.50       58.21%

                                                Number of Shares % of Portfolio
                                                ---------------- --------------
First Bankers Trust Services, Inc.                     2,822.23      40.87%

Core Bond Portfolio - Class A
Northern Trust NIF Core Bond                      10,591,222.47      53.73%
Pharmacia Rabbi -Various Funds                     2,918,061.69      14.80%

Core Bond Portfolio - Class C
Northern Trust Corporation                                125.2        100%

Core Bond Portfolio - Class D
Northern Trust Corporation                               124.14        100%

Diversified Assets Portfolio - Premier
Riverview Asset Management                        10,717,137.89      58.65%
Newport Vista II, LLC-Series 2                     1,755,518.81       9.61%
Newport Vista LLC-Series 5                         1,063,841.12       5.82%
Newport Vista LLC-Series 2                         1,055,612.16       5.78%

Diversified Assets Portfolio - Service
IL Mutual Life Insurance Company                  37,104,948.63      21.63%
Penfirn Company                                   31,163,072.53      18.17%
Greatbanc Trust Company                           27,566,377.92      16.07%
Harris Bank                                       14,472,407.54       8.44%
Citizens FNB-Princeton/BMMM                       11,959,856.80       6.97%
Bankplus                                          10,851,601.90       6.33%
Soy Capital Bank & Trust                           9,956,654.17       5.80%

Diversified Assets Portfolio - Shares
RREEF America REIT II-Capital                    771,529,182.26       5.29%

Diversified Growth Portfolio - Class A
UBATCO & Co                                        2,365,045.72      39.76%
A. Finkl & Sons Pension SAL                          840,948.13      14.14%
Seiko Corp-Northern                                  831,925.39      13.98%
A. Finkl & Sons Pension HRLY                         616,220.92      10.36%

Diversified Growth Portfolio - Class D
Fifth Third Bank TTEE                                 32,734.81      56.99%
Marine Bank, Springfield                              10,470.83      18.23%
Downers Grove National Bank                            7,976.97      13.89%
Heartland Bank & Trust                                 3,642.18       6.34%

Equity Index Portfolio - Class A
Army/Air Force-Northern Equity Fund                5,637,537.32      13.32%
Pharmacia Rabbi -Various Funds                     4,492,342.91      10.62%
Capital Blue Cross                                 3,484,399.74       8.24%
AER-NTGI S&P 500 Fund                              3,452,149.69       8.16%

                                                Number of Shares % of Portfolio
                                                ---------------- --------------
UNC- Equity Index Fund                             3,048,804.89       7.21%
TI Corp Custody Account                            2,127,109.29       5.03%

Equity Index Portfolio - Class C
Wilson Sporting Goods-Equity Index-DV                773,768.91      48.49%
BMAC-NIF Equity Index FD -DV                         692,977.82      43.42%
Old Second National Bank                             110,094.47       6.90%

Equity Index Portfolio - Class D
FNB Beloit                                           153,623.67      56.69%
Great Plains Trust Company                            27,918.71      10.30%
Alaska USA Trust Company                              20,447.58       7.55%
OLCOBA Company                                        19,986.53       7.38%
First Bankers Trust Services, Inc.                    16,319.12       6.02%

Focused Growth Portfolio - Class A
Northern Trust TIP Focused-DV                      3,768,298.87      54.41%

Focused Growth Portfolio - Class C
CFSEM-Growth Fund -D-                                  7,191.15      86.43%
CFSEM-Balanced Fund -D-                                1,043.92      12.55%

Focused Growth Portfolio - Class D
Downers Grove National Bank                            5,068.92      52.37%
Heartland Bank & Trust                                 1,996.34      20.63%
Marine Bank, Springfield                               1,876.64      19.39%
Alaska USA Trust Company                                 508.12       5.25%

Government Portfolio - Premier
Cole Taylor Benchmark                              3,318,919.10        100%

Government Portfolio-Service
Harris Bank                                       46,117,772.97      46.48%
Gulf Coast Bank & Trust Company                   17,721,535.49      17.86%
Horizon Trust & Investment Man                    15,360,766.00      15.48%
Omni Bank                                         10,127,931.58      10.21%

Government Select Portfolio - Premier
Cole Taylor Benchmark                            144,509,068.82      93.63%

Government Select Portfolio - Service
Marine Bank, Springfield                          17,407,871.38      25.16%
MDL 1407 Trust                                    13,181,254.84      19.05%
Heartland Bank & Trust                            10,241,531.67      14.80%
Farmers & Merchants Bank                           8,063,040.40      11.65%
Cornerstone National Bank                          7,062,136.56      10.21%
MB Financial / Safekeeping                         4,192,031.52       6.06%

                                                Number of Shares % of Portfolio
                                                ---------------- --------------
Government Select Portfolio - Shares
BSouth - Telecom Execs                           393,476,840.87       7.29%

Intermediate Bond - Class A
FB Norman Wesley RET.                                255,370.55      16.41%
Peoples EN. Life & Health BA                         142,340.70       9.15%
FB Walter Uihlein-RET.                               140,022.81       9.00%
Trimas-NT Balanced FD                                112,655.39       7.24%
FB Craig Omtvedt-RET.                                100,674.47       6.47%
Children's Home Society of California Hillen
  Fund                                                94,656.49       6.08%

Intermediate Bond - Class D
Marine Bank, Springfield                               3,088.86      98.08%

International Equity Index Portfolio - Class A
UNC- International Fund                            3,641,136.99      35.61%
Lifepoint-International Equity Index A-DV          1,479,617.56      14.47%
Pharmacia Rabbi -Various Funds                     1,208,544.66      11.82%
Peoples EN-INT'L EQTY FD-DV                        1,081,723.87      10.58%
Northern Trust NIF International Equity              826,975.58       8.09%

International Equity Index Portfolio - Class D
Alaska USA Trust Company                               4,428.76      55.70%
MG Trust Company                                       2,320.57      29.19%
Downers Grove National Bank                              942.01      11.85%

International Growth Portfolio - Class A
Northern Trust TIP INTL GTH DV                     7,014,015.23      39.15%
Northern Trust NIF INTL Growth                     6,154,266.88      34.35%
Thorek Hospital-TNT INTL GRWTH                     1,193,656.72       6.66%

International Growth Portfolio - Class D
Fifth Third Bank                                      32,646.09      73.94%
Marine Bank, Springfield                               7,429.66      16.83%
Downers Grove National Bank                            3,471.57       7.86%

Mid Cap Growth Portfolio - Class A
Masonic Health-NTGI-SL                               147,457.02      30.12%
Angus Chemical Co-Trust                               52,718.47      10.77%
Presbytery of Chicago -P                              38,375.50       7.84%
Coon Owen L Foundation -D-                            31,092.21       6.35%
Chicago Home for Incurables                           28,235.90       5.77%
Illinois Manufacturers' Assoc                         26,199.99       5.35%
Mary Free Bed Corp                                    26,193.69       5.35%
Sackner Foundation -D-                                25,760.27       5.26%

                                                Number of Shares % of Portfolio
                                                ---------------- --------------
Mid Cap Growth Portfolio - Class C
Musto Marguerite L. -PD                                1,795.33      87.87%
Omni Bank                                                139.14       6.81%
Northern Trust Corporation                               108.75       5.32%

Mid Cap Growth Portfolio - Class D
Marine Bank, Springfield                               1,894.55      57.33%
Downers Grove National Bank                            1,225.00      37.07%

Municipal Money Market Portfolio-Premier
Downers Grove National Bank                          447,886.03      99.77%

Municipal Money Market Portfolio-Service
Old Second National Bank                          19,512,151.67      42.73%
EGAP & CO/15                                       6,343,952.14      13.89%
First Mid-Illiniois BK & TR                        5,726,572.36      12.54%
Stephenson National Bank & Trust                   3,834,091.14       8.40%
Omni Bank                                          2,370,978.02       5.19%
Penfirn Company                                    2,310,527.93       5.06%

Municipal Money Market Portfolio-Shares
USG Asbestos PIS Trust                           803,141,216.97      18.48%
USG Asbestos PIS Trust                           766,950,957.89      17.65%

Short Bond Portfolio - Class A
Children's Hospital and Health Center Pension      1,254,577.01      13.51%
Children's Hospital and Health Center              1,043,714.95      11.24%
Ford Family Foundation-TNT                         1,039,505.51      11.19%
Moffitt, H.Lee Foundation                            922,092.80       9.93%
Polk Bros Foundation-Northern Trust                  685,747.09       7.38%
Children's Hospital Insurance Limited                586,085.03       6.31%

Short Bond Portfolio - Class D
Fifth Third Bank TTEE                                 12,477.49      77.83%
Heartland Bank & Trust                                 1,843.50      11.50%
Marine Bank, Springfield                               1,646.57      10.27%

Small Company Growth Portfolio - Class A
Masonic Health-NTI -Growth-SL                         90,540.54      37.09%
Mary Free Bed Corp                                    25,876.19      10.60%
Coon Owen L Foundation -D-                            19,965.38       8.18%
Chicago Home for Incurables                           18,024.25       7.38%
The Midwest Trust Company                             13,297.43       5.45%

Small Company Growth Portfolio - Class D
Marine Bank, Springfield                               1,645.17      92.50%
Northern Trust Corporation                               133.33       7.50%

                                                Number of Shares % of Portfolio
                                                ---------------- --------------
Small Company Index Portfolio - Class A
Autoliv ASP, Inc. INTL MST-DV                     1,451,551.64       27.77%
MG Trust Company Trustee                            863,702.69       16.52%
GEN DYN Hourly VEBA-Temp                            560,474.30       10.72%
United Farm Family Mutual Ins. Co. -SL              309,535.96        5.92%
AAAMI-Domestic Equity                               265,645.45        5.08%

Small Company Index Portfolio - Class D
FNB Beloit                                            5,205.02       43.97%
Great Plains Trust Company                            3,818.87       32.26%
Alaska USA Trust Company                              2,587.08       21.85%

Tax-Exempt Portfolio - Service
Greatbanc Trust Company                           2,632,381.90       70.14%
Citizens FNB-Princeton/BMMM                         860,256.92       22.92%

Tax-Exempt Portfolio-Shares
Greenleaf Trust                                  53,933,580.35        8.43%
LOR CM Partners-Tax Exempt                       49,522,717.80        7.74%
Great Plains Trust Company                       47,666,539.12        7.45%
Maril & CO FBO Country Club BK                   36,090,715.49        5.64%

U.S. Government Securities Portfolio - Class A
MCG Rabbi-Northern US Govt FD                       559,213.12       16.68%
Aquila, Inc.-VEBA (Union)                           303,715.82        9.06%
Aquila-SERP Cash Account                            292,467.08        8.72%
LUMC-Northern Gov't Sec FD                          269,854.71        8.05%
Aquila, Inc-VEBA (Non-Union)                        269,704.15        8.05%
GEN DYN Medical VEBA General                        247,959.97        7.40%
BKR Hughes-SRP-TNT GOV FD -DV                       183,812.91        5.48%

U.S. Government Securities Portfolio - Class D
First Bankers Trust Services, Inc.                    8,579.56       73.28%
Marine Bank, Springfield                              2,541.75       21.71%

U.S. Treasury Index Portfolio - Class A
Novartis-Treasury Bond Index F                      719,492.94       31.61%
EGS Electrical-Salaried-NTGI                        293,084.77       12.88%
National Financial Services LL                      201,787.96        8.87%
Herget National Bank -CC                            140,174.60        6.16%
BASCOM/OPHTHAL Research FDN                         128,698.86        5.65%
Autoliv ASP, Inc-Restricted Trust                   128,518.39        5.65%
P B T CO 0                                          121,034.82        5.32%
Cognis Rabbi Trust                                  114,932.96        5.05%

                                                Number of Shares % of Portfolio
                                                ---------------- --------------
U.S. Treasury Index Portfolio - Class C
Wilson Sporting Goods-US Treasury -DV              60,810.52         99.90%

U.S. Treasury Index Portfolio - Class D
PBT CO SS 0                                        35,367.47         86.09%
Marine Bank, Springfield                            3,431.10          8.35%


                   SERVICE PLAN FOR MONEY MARKET PORTFOLIOS


   The Trust, on behalf of the Money Market Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Money Market Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily NAV of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily NAV of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the service agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The service agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

   Payments of the service agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the service agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio;
(ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

   For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:


                                                      2006      2005     2004
                                                   ---------- -------- --------
Diversified Assets Portfolio
   Service Class                                   $  332,360 $311,860 $243,207
   Premier Class                                      116,228  115,843   75,653
Government Portfolio
   Service Class                                      235,818  223,808  166,183
   Premier Class                                       27,240   18,501  109,211
Government Select Portfolio
   Service Class                                      210,715  290,777  341,254
   Premier Class                                    1,057,529  902,133  789,880
Municipal Portfolio
   Service Class                                      178,066  208,764   91,379
   Premier Class                                        2,284       88      N/A
Tax-Exempt Portfolio
   Service Class                                       10,701   11,341   18,243
   Premier Class                                          N/A      N/A      N/A



   Conflict of interest restrictions (including the ERISA) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

   The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 16, 2007.

   The Plan and related agreements will remain in effect until April 30, 2008 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.


   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                             FINANCIAL STATEMENTS


   The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual reports to the Portfolios' shareholders for the fiscal year ended November 30, 2006 (the "Annual Report") are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Trust's Semiannual Reports and Annual Reports may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

                               OTHER INFORMATION

   The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.




   Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

   A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

   "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


   "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

   "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.

   "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


   Local Currency and Foreign Currency Risks-Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

   Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


   Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


   "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


   "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


   "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


   Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


   "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

   "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

   "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.




   "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


   "NR" - This designation indicates that Fitch does not publicly rate the associated issuer or issue.

   "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.


   The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


   "R-1 (high)"-- Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.


   "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

   "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

   "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


   "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

   "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

   "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

   "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

   "R-5" - Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.


   "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

   The following summarizes the ratings used by Standard & Poor's for long-term issues:

   "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


   "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


   "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


   "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


   "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


   "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


   "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Local Currency and Foreign Currency Risks--Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

   The following summarizes the ratings used by Moody's for long-term debt:

   "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

   "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

   "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

   "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

   "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

   "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

   "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

   "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

   Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   The following summarizes long-term ratings used by Fitch:


   "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments.
This capacity is highly unlikely to be adversely affected by foreseeable events.


   "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


   "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


   "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

   "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

   "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

   Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".


   "NR" indicates that Fitch does not publicly rate the associated issue or issuer.


   The following summarizes the ratings used by DBRS for long-term debt:

   "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

   "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

   "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

   "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.


   "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.


   "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


   "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

   "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

   ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings


   A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


   . Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

   . Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

   Note rating symbols are as follows:

   "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

   "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

   "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

   Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:


   "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


   "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

   "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

   "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

   In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

   When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

   VMIG rating expirations are a function of each issue's specific structural or credit features.

   "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

   "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

   Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.


Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                  APPENDIX B

   As stated in the Prospectuses, the Portfolios (other than the Money Market Portfolios) may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Portfolios also may enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts.

   Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

   A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

   Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

   Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

   Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

   Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

   A public market now exists in futures contracts covering various financial instruments including long-term

U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts


   A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P's 100 or indices based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures," broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).


   A Portfolio may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

   In addition, a Portfolio may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

   Index futures and security futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

   A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

   A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments


   Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.


V. Risks of Transactions in Futures Contracts


   There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures that will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.


   When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the

Investment Adviser may still not result in a successful hedging transaction over a short time frame.

   In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

   Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


   Successful use of futures by a Portfolio is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


   Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of a Portfolio in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

   A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

   Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

   Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Portfolios are operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                         NORTHERN INSTITUTIONAL FUNDS

                          PRIME OBLIGATIONS PORTFOLIO


       This Statement of Additional Information dated April 1, 2007, (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated April 1, 2007, as amended or supplemented from time to time, for the Prime Obligations Portfolio (the "Portfolio") of Northern Institutional Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

       The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2006 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

       An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in the Portfolio involves investment risks, including possible loss of principal. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                                     INDEX


                                                                          Page
                                                                          ----
ADDITIONAL INVESTMENT INFORMATION........................................   4
       Classification and History........................................   4
       Investment Objective and Strategies...............................   4
       Investment Restrictions...........................................  12
       Disclosure of Portfolio Holdings..................................  14
ADDITIONAL TRUST INFORMATION.............................................  15
       Trustees and Officers.............................................  15
       Standing Board Committees.........................................  20
       Trustee Ownership of Portfolio Shares.............................  20
       Trustee and Officer Compensation..................................  21
       Code of Ethics....................................................  22
       Investment Adviser, Transfer Agent and Custodian..................  22
       Proxy Voting......................................................  25
       Co-Administrators and Distributor.................................  26
       Counsel and Independent Registered Public Accounting Firm.........  27
       In-Kind Purchases and Redemptions.................................  28
       Redemption Fees and Requirements..................................  28
       Expenses..........................................................  28
PERFORMANCE INFORMATION..................................................  28
NET ASSET VALUE..........................................................  29
TAXES....................................................................  30
       Federal - General Information.....................................  30
       State and Local Taxes.............................................  31
       Taxation of Income from Certain Financial Instruments and
         PFICs...........................................................  31
DESCRIPTION OF SHARES....................................................  32
SERVICE PLAN.............................................................  34
FINANCIAL STATEMENTS.....................................................  35
OTHER INFORMATION........................................................  36
APPENDIX A............................................................... A-1

                       ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

       Northern Institutional Funds (the "Trust") is an open-end, management investment company. The Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

       The Portfolio is a series of the Trust, which was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers other money market, fixed income, balanced and equity portfolios, which are not described in this document.


INVESTMENT OBJECTIVE AND STRATEGIES

       The following supplements the investment objective, strategies and risks of the Portfolio as set forth in the Prospectus. The investment objective of the Portfolio may be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, the Portfolio's investment strategies may be changed without shareholder approval.


       Prime Obligations Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

       ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of Asset-backed securities differ from those of traditional fixed-income securities. asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

       If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

       Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.


       There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.


       Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.


       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolio's liquidity and value.

       Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

       In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

       COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank.

Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

       The Portfolio, to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

       Commercial paper purchased by the Portfolio may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

       CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolio may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

       FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

       The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

       When the Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

       ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

       INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

       INVESTMENT COMPANIES. With respect to the investments of the Portfolio in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolio in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Portfolio may invest its uninvested cash balances in shares of affiliated money market portfolios to the extent that the Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets. Investments by the Portfolio in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by Securities and Exchange Commission ("SEC") orders. The Portfolio may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Portfolio's investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Portfolio's investment in ETFs without regard to any consideration received by the Portfolio or any of its affiliated persons and
(ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Portfolio in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

       Certain investment companies whose securities are purchased by the Portfolio may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

       If required by the 1940 Act, the Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

       The Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, the Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

       MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

       Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

       State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

       Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

       Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

       The Portfolio also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


       The Portfolio may purchase serial bonds and other long-term securities provided that it has a remaining maturity meeting the Portfolio's maturity requirement. The Portfolio also may purchase long-term variable and floating rate bonds (sometimes referred to as "put bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold long-term put bonds on which defaults occur following acquisition by the Portfolio.


       The Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolio also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

       An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Portfolio and the Portfolio's liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolio's investment objectives and strategies and consider changes in their structure or possible dissolution.


       Certain of the municipal instruments held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolio may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

       Municipal instruments purchased by the Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to the Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

       The Portfolio may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

       Currently, it is not the intention of the Portfolio to invest more than 25% of the value of its total assets in municipal instruments whose issuers are located in the same state.

       REPURCHASE AGREEMENTS. The Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

       REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

       SECURITIES LENDING. Collateral for loans of portfolio securities made by the Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Portfolio is responsible for any loss that may result from its investment in borrowed collateral. The Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

       STRIPPED SECURITIES. To the extent consistent with its investment policies, the Portfolio may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolio may purchase securities registered under the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


       Other types of stripped securities may be purchased by the Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value ("NAV") per share.


       SUPRANATIONAL BANK OBLIGATIONS. The Portfolio, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

       U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.


       Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

       To the extent consistent with its investment objective, the Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


       VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "put bonds"), where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at specified date and leveraged inverse floating rate instruments ("inverse floaters").

       With respect to the variable and floating rate instruments that may be acquired by the Portfolio, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

       The Portfolio will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolio. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

       Variable and floating rate instruments that may be purchased by the Portfolio include variable amount master demand notes, which permit the indebtedness there under to vary in addition to providing for periodic adjustments in the interest rate.


       YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolio may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's(R) Ratings Services ("S&P"), Dominion Bond Rating Service Limited ("Dominion"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.


       Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.


       ZERO COUPON BONDS. To the extent consistent with its investment objective and strategies, the Portfolio may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.


       Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS


       The Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares as described in "Description of Shares" on page 31.


The Portfolio may not:


    (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and strategies,
         (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.


    (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

    (3) Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    (4) Invest in companies for the purpose of exercising control or management.

    (5) Act as underwriter of securities, except as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

    (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

    (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

    (8)  Borrow money, except that to the extent permitted by applicable law
         (a) the Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33- 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes,
         (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolio may purchase securities on margin. If due to market fluctuations or other reasons the Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Portfolio will not issue senior securities to the extent such issuance would violate applicable law.


    (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and
         (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.


       For the purposes of Restriction Nos. 1 and 8 above, the Portfolio expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolio had not filed such an exemptive application.

       In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

       The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

       Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of its underlying assets.

       Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

       Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.


       The Portfolio intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of the Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of the Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, the Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that the Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. The Portfolio will limit its investments in securities not subject to a Guarantee that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to such securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase.


       In addition to the foregoing, the Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

DISCLOSURE OF PORTFOLIO HOLDINGS

       The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Portfolio's shareholders. The policy provides that neither the Portfolio nor its Investment Adviser, Distributor or any agent, or any employee thereof ("Portfolio Representative") will disclose the Portfolio's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means the Portfolio's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither the Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio's public filings with the SEC or is disclosed on the Portfolio's publicly accessible Web site. Information posted on the Portfolio's Web site may be separately provided to any person commencing the day after it is first published on the Portfolio's Web site.


       Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust's Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolio, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates; the Portfolio's independent registered public accounting firm; the Portfolio's custodian; the Portfolio's legal counsel; the Portfolio's financial printer - R.R. Donnelley & Sons Company; and the following rating and ranking organizations: Standard & Poor's and Moody's Investors Service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.


       The Portfolio currently publishes on its Web site, northerninstutionalfunds.com, complete portfolio holdings as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.


       Portfolio holdings also are currently disclosed through required filings with the SEC. The Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio's fiscal year). Shareholders may obtain a Portfolio's Forms N-CSR and N-Q filings on the SEC's Web site at sec.gov. In addition, the Portfolio's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


       Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                         ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS


       The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Institutional Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 58 portfolios in the Northern Funds Complex - Northern Institutional Funds offers 22 portfolios and Northern Funds offers 36 portfolios.


NON-INTERESTED TRUSTEES


NAME, ADDRESS /(1)/,AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                     OTHER DIRECTORSHIPS HELD BY
TRUSTEE /(2)/                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                    TRUSTEE /(3)/
------------------------       -----------------------------------------------------------    -----------------------------
William L. Bax                 .  Managing Partner of PricewaterhouseCoopers Chicago          .  Sears Holding Corp.
Age: 63                           (an accounting firm) from 1997 to 2003.                        (a retail company).
Trustee since 2005             .  Director of Big Shoulders Fund since 1997;
                               .  Director of Children's Memorial Hospital since 1997;
                               .  Trustee of DePaul University since 1998.
                               .  Director of Andrew Corporation since 2006;
                               .  Director of Arthur J. Gallagher & Co. since 2006.


Richard G. Cline               .  Chairman and President of Hawthorne Investors, Inc.         .  PepsiAmericas
Age: 72                           (a management advisory services and private investment      .  (a soft drink bottling
Trustee since 1997                company) since 1996;                                           company);
                               .  Managing member of Hawthorne Investments, LLC (a private    .  Ryerson Inc. (a metals
                                  investment company) since 2001;                                distribution company).
                               .  Managing Member of Hawthorne Investments II, LLC (a
                                  private investment company) since 2004.
                               .  Director of Colorado Baking Co., Inc. since 2006.



Edward J. Condon, Jr.          .  Chairman and CEO of The Paradigm Group, Ltd. (a             .  None
Age: 66                           financial adviser) since 1993;
Trustee since 1994             .  Principal and Co-Founder of Paradigm Capital, Ltd. since
                                  1996;
                               .  Senior Partner of NewEllis Ventures since 2001;
                               .  Member of the Board of Managers of The Liberty Hampshire
                                  Company, LLC (a receivable securitization company) from
                                  1996 to 2001;
                               .  Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
                               .  Member and Director of the Illinois Venture Capital
                                  Association since 2001;
                               .  Trustee at Dominican University from 1996 to 2005;
                               .  Member of the Board of Directors of the Chicago
                                  Children's Museum since 2001;
                               .  Member of the Board of Governors of the Metropolitan
                                  Club since 2003;
                               .  Member of the Advisory Board of AAVIN Equity Partners
                                  since 2005;
                               .  Chairman of the Nominating Committee of Girl Scouts of
                                  Chicago from 1993 to 2003;
                               .  Member of the National Advisory Board of National
                                  Domestic Violence Hotline since 2005;
                               .  Member of the Board of Directors at LightBridge
                                  Healthcare Research Inc. since 2006.


--------

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS /(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                   OTHER DIRECTORSHIPS HELD BY
TRUSTEE /(2)/                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                  TRUSTEE/(3)/
-------------------------      -----------------------------------------------------------  -----------------------------
Sharon Gist Gilliam            .  CEO of Chicago Housing Authority since 2006;              .  None
Age: 63                        .  Executive Vice President of Unison- Maximus, Inc. (an
Trustee since 2001                aviation and governmental consulting company)from 1989
                                  to 2005;
                               .  Principal /Officer/ Director, UCG Associates, Inc. (an
                                  aviation consulting firm) from 2005 to 2006.



Sandra Polk Guthman            .  CEO of Polk Bros. Foundation (an Illinois not-for-        .  None
Age: 63                           profit corporation) since 1993;
Trustee since 1997             .  Director of MBIA Insurance Corp. of Illinois (a
                                  municipal bond insurance company) since 1994;
                               .  Director of STS Consultants, Ltd. (an employee owned
                                  engineering consulting firm) since 2001.




Michael E. Murphy              .  President of Sara Lee Foundation (philanthropic           .  Coach, inc.;
Age: 70                           organization) from 1997 to 2001.                          .  Payless Shoe Source, Inc.
Trustee since 2000                                                                             (a retail shoe store
                                                                                               business);
                                                                                            .  GATX Corporation (a
                                                                                               railcar leasing and
                                                                                               financial services
                                                                                               company).


--------

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS /(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                   OTHER DIRECTORSHIPS HELD BY
TRUSTEE /(2)/                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                  TRUSTEE/(3)/
-------------------------      -----------------------------------------------------------  -----------------------------
Richard P. Strubel             .  Vice Chairman and Director of Cardean Learning Group      .  Gildan Activewear, Inc.
Age: 67                           (formerly UNext, Inc.) (a provider of educational            (an athletic clothing
Trustee since 1982                services via the Internet) since 2003;                       marketing and
                               .  President, Chief Operating Officer and Director of           manufacturing company);
                                  UNext, Inc. from 1999 to 2003.                            .  Goldman Sachs Mutual Fund
                                                                                               Complex (80 portfolios);
                                                                                            .  Goldman Sachs Closed-End
                                                                                               Funds.
INTERESTED TRUSTEES

Mary Jacobs Skinner,           .  Partner in the law firm of Sidley Austin, LLP.            .  None
Esq./(4)/
Age: 49
Trustee since 2000

Terence J. Toth/(4)/           .  President, Chief Executive Officer of Northern Trust      .  None
Age: 47                           Investments, N.A. from 2004 to present;
Trustee since 2006             .  President of Northern Trust Global Investments, a
                                  division of Northern Trust Corporation, since 2004;
                               .  Executive Vice President and Managing Director of
                                  Quantitative Management and Securities Lending of
                                  Northern Trust Investments, N.A. from 2000 to 2004.






--------

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of:
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.
(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST


NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------            -----------------------------------------------------------
Lloyd A. Wennlund              Executive Vice President since 2003 and Director since 2001
Age: 49                        of Northern Trust Investments, N.A.; Executive Vice
50 South LaSalle Street        President and other positions at The Northern Trust
Chicago, IL 60603              Company, President and Director of Northern Trust
President since 2000           Securities, Inc., and Managing Executive, Mutual Funds for
                               Northern Trust Global Investments since 1989; Director,
                               Northern Trust Global Advisors, Inc.

Eric K. Schweitzer             Senior Vice President at Northern Trust Investments, N.A.
Age: 45                        since 2001 and Senior Vice President at The Northern Trust
50 South LaSalle Street        Company and the Director of Distribution, Product
Chicago, IL 60603              Management and Client Services in the Mutual Fund Group of
Vice President since 2000      Northern Trust Global Investments since 2000.

Stuart Schuldt                 Senior Vice President and Division Manager of Fund
Age: 45                        Administration and Fund Accounting, The Northern Trust
50 South LaSalle Street        Company since 1998; Assistant Treasurer of the Trust from
Chicago, IL 60603              2002 to 2005.
Treasurer since 2005

Susan J. Hill                  Chief Compliance Officer of Northern Trust Investments,
Age: 50                        N.A. since 2005; Senior Vice President of Northern Trust
50 South LaSalle Street        Investments, N.A. since 2005; Counsel and Vice President of
Chicago, IL 60603              Northern Trust Investments, N.A. and Northern Trust Company
Chief Compliance Officer       from 2000 to 2004.
since 2004

Debra A. Mairs                 Vice President and Director of Compliance of Northern Trust
Age: 45                        Investments, N.A. and Northern Trust Securities, Inc. since
50 South LaSalle Street        2006; Vice President of Northern Trust Securities, Inc.
Chicago, IL 60603              from 2004 to 2006; Chief Operating Officer at Melvin
Anti-Money Laundering          Securities, Inc. from 1999 to 2004.
Compliance Officer since 2006

Brian P. Ovaert                Executive Vice President and Head of Worldwide Fund
Age: 45                        Administration at The Northern Trust Company overseeing
50 Bank Street                 Fund Accounting, Transfer Agent and Fund Administration
Canary Wharf                   functions since 1998; Treasurer of the Trust from 2002 to
London, E145NT                 2005.
Assistant Treasurer
since 2005

--------
(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------         -----------------------------------------------------------
Diana E. McCarthy, Esq.     Partner in the law firm of Drinker Biddle & Reath LLP,
Age: 55                     since 2002; Associate at Drinker Biddle & Reath LLP, from
One Logan Square            1994-2002.
18th and Cherry
Streets
Philadelphia, PA
19103-6996
Secretary since 2006

Linda J. Hoard, Esq.        Senior Counsel and Senior Vice President at PFPC Inc. since
Age: 59                     1998.
99 High Street,
27th Floor Boston,
MA 02110 Assistant
Secretary since 1999

Lori V. O'Shaughnessy, Esq. Counsel and Vice President at PFPC Inc. since 2005;
Age: 35                     Associate Counsel and Director at PFPC Inc. from 2002 to
99 High Street,             2005; Associate Counsel at Investors Bank & Trust Company,
27th Floor Boston,          a financial service provider, from 2001 to 2002.
MA 02110
Assistant Secretary
since 2003

--------
(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

       Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

       Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Portfolio: Audit, Governance and Valuation.


       The Audit Committee consists of four members: Messrs. Condon (Chairperson), Bax and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board's Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended November 30, 2006, the Audit Committee convened five times.

   The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended November 30, 2006, the Governance Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolio's Prospectus and should be directed to the attention of Northern Institutional Funds Governance Committee.

       The Valuation Committee consists of four members: Messrs. Murphy (Chairperson), Strubel and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2006, the Valuation Committee convened four times.


TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolio are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners ("Customers"). For this reason, the Trustees may not make direct investments in the Portfolio. The following table shows the dollar range of shares owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.


                      Information as of December 31, 2006



                                                                                              Aggregate Dollar Range
                                                                                             of Equity Securities in
                                   Dollar Range of Equity                                    All Portfolios in Mutual
Name of Trustee                 Securities in the Portfolio                                        Fund Family*
---------------                -------------------------------                               ------------------------
William L. Bax                               None                                                      None
Richard G. Cline                             None                                                 Over $100,000
Edward J. Condon, Jr.                        None                                                 Over $100,000
Sharon Gist Gilliam                          None                                                      None
Sandra Polk Guthman                          None                                                 Over $100,000
Michael E. Murphy                            None                                                 Over $100,000

--------

* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2006, Northern Institutional Funds offered 22 portfolios and Northern Funds offered 35 portfolios.

                                                                Aggregate Dollar Range of
                                                                Equity Securities in All
                                  Dollar Range of Equity        Portfolios in Mutual Fund
Name of Trustee                 Securities in the Portfolio              Family*
---------------                -----------------------------  -----------------------------
Mary Jacobs Skinner                        None                       Over $100,000
Richard P. Strubel                         None                       Over $100,000
Terence J. Toth**                          None                       Over $100,000

--------

**  Mr. Toth was appointed to the Board of Trustees on February 17, 2006.


TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.


       The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended
November 30, 2006:



                                                       Total
                                      Prime    Compensation from Fund
                                   Obligations Complex (including the
                                    Portfolio     Portfolio) /(3)/
                                   ----------- ----------------------
           William L. Bax            $2,138           $142,500
           Richard G. Cline           2,550            170,000
           Edward J. Condon, Jr.      2,325            155,000
           Sharon Gist Gilliam        1,950            130,000
           Sandra Polk Guthman        2,025            135,000
           Michael E. Murphy          2,100            140,000
           Mary Jacobs Skinner        1,875            125,000/(4)/
           Richard P. Strubel         2,138            142,500
           Stephen B. Timbers/(1)/      293             19,500
           Terence J. Toth/(2)/           0                  0

--------

/(1)/ Mr. Timbers served as a Trustee of the Fund Complex until February 17,
      2006.
/(2)/ Mr. Toth was appointed to the Board of Trustees as of February 17, 2006 and serves without compensation.
/(3)/ As of December 31, 2006, the Northern Mutual Fund Complex consisted of
      Northern Institutional Funds (22 portfolios) and Northern Funds (35 portfolios).
/(4)/ For the fiscal year ended November 30, 2006, Ms. Skinner elected to defer
      $62,500 of $125,000 total compensation, of which Ms. Skinner earned $8,948.26 in accrued interest.


       The Trust does not provide pension or retirement benefits to its Trustees.


       Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the "D.C. Plan"). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Northern Institutional Funds Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate the Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

       The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Mses. Hill, Mairs and McCarthy and Messrs. Dalke, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services. In addition, Mr. Toth does not receive fees from the Trust for his services because he is a management Trustee. Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Mses. Hill and Mairs and Messrs. Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

       The Trust, its Investment Adviser and the principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

       Northern Trust Investments, N.A. ("NTI" or "Investment Adviser"), a direct subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serves as the Investment Adviser of the Portfolio. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."


       TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

       Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, it had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

       Under the Investment Advisory Agreement (the "Advisory Agreement") with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Portfolio. In connection with portfolio transactions for the Portfolio, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

       On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other fiduciary or agency accounts, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such investment portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Portfolio or the amount of the securities that are able to be sold for the Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

       For the fiscal years ended November 30, 2006, 2005 and 2004, all portfolio transactions for the Portfolio were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolio. Purchases by the Portfolio from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

       During the fiscal year ended November 30, 2006, the Prime Obligations Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

                                                                            As of
                                                                        November 30,
                                                                            2006
                                                                        the Portfolio
                                                                          Owned the
                                                                          Following
                                                                         Approximate
Name of Regular Broker/Dealer                                             Aggregate
of which the Portfolio Acquired            Parent Company Name          Market Value
and Sold Securities                          (if applicable)            of Securities
-------------------------------     ----------------------------------  -------------
Bank of America Corp.               Bank of America Corp.                $122,000,000
Citigroup, Inc.                     Citicorp Securities, Inc.            $239,897,463
Credit Suisse First Boston Corp.    Credit Suisse First Boston Corp.     $ 15,000,000
Deutsche Bank                       Deutsche Bank                        $ 19,993,762
Lehman Brothers, Inc.               Lehman Brothers, Inc.                $ 26,614,000
Merrill Lynch & Co., Inc.           Merrill Lynch & Co., Inc.            $ 17,000,688
Morgan Stanley                      Morgan Stanley                       $  8,000,000
UBS Securities, Inc.                UBS Securities, Inc.                 $100,000,000


       The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.


       The prospectus describes the compensation payable by the Portfolio to NTI for its investment advisory services.

       Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolio until April 30, 2008, and the Custodian Agreement and the Transfer Agency Agreement (discussed below) will continue in effect with respect to the Portfolio until April 30, 2008 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Description of Shares"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

       As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.15% (expressed as a percentage of the Portfolio's average daily net assets). For the fiscal year ended November 30, 2006, the Investment Adviser received advisory fees in the amount of 0.10%. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.


       For the fiscal year ended November 30 as indicated, the amount of advisory fees incurred by the Portfolio (after fee waivers) was as follows:


                                                 2006      2005     2004
                                              ---------- -------- --------
Prime Obligations Portfolio                   $1,352,448 $677,920 $618,352


       If such waiver were not in effect, the advisory fees incurred by the Portfolio would have been:


                                               2006       2005      2004
                                            ---------- ---------- --------
Prime Obligations Portfolio                 $2,028,678 $1,016,880 $927,482




       Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services:
(i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust,
(ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolio, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions),

(viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.


       As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolio. This fee, which is borne solely by the Shares described in this Additional Statement and not by the Portfolio's other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolio.

       As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates:
(i) 0.01% of the average daily NAV of the outstanding Service Shares of the Portfolio; and (ii) 0.02% of the average daily NAV of the outstanding Premier Shares of the Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including ERISA) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolio.


       For the fiscal year ended November 30 as indicated, the amount of transfer agency fees incurred by the Portfolio was as follows:


                                                    2006    2005    2004
                                                   ------- ------- -------
Prime Obligations Portfolio                        $31,525 $52,819 $57,611





       Under its Custodian Agreement with the Trust, TNTC (i) holds the Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities.

       As compensation for the services rendered to the Trust by the Custodian with respect to the Portfolio and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for the Portfolio, plus (ii) 1/100th of 1% annually of the Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

       The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolio's daily uninvested U.S. cash balances (if any).

       For the fiscal year ended November 30 as indicated, the amount of custodian fees incurred by the Portfolio was as follows:


                                                     2006    2005    2004
                                                   -------- ------- -------
Prime Obligations Portfolio                        $116,105 $62,668 $68,409



       TNTC and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolio is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which TNTC or an affiliate is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolio to pursue its investment objective.


       Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

PROXY VOTING


       Northern Institutional Funds have delegated the voting of portfolio securities to its investment adviser, NTI. NTI has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

       A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the "Proxy Guidelines") concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

       The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
(3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split ; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and
(6) adopt certain social and environmental proposals deemed unwarranted by the company's board of directors. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company's state of incorporation and an increase in authorized common stock.

       Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

       NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm ; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose ; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust ; or by voting pursuant to a "mirror voting " arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion . The method selected by the Proxy
Committee may vary depending upon the facts and circumstances of each situation.

       NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

       This summary of Northern Institutional Funds' Proxy Voting Policies and Proxy Guidelines is also contained in Northern Institutional Funds' Statements of Additional Information, which are posted in the resources section. You may also obtain, upon request and without charge, a paper copy of Northern Institutional Funds' Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 800/595-9111.


CO-ADMINISTRATORS AND DISTRIBUTOR

       NTI and PFPC (the "Co-Administrators"), 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Portfolio under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent;
(viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.


       Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a Co-Administration fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Portfolio. The Co-Administrators also are entitled to additional fees for special legal services. NTI, as a Co-Administrator, has agreed to reimburse the Portfolio for its expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) ("Other Operating Expenses") that exceed on an annualized basis 0.10% of the Portfolio's average daily net assets.

       Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2008, and thereafter for successive one-year terms with respect to the Portfolio, provided that the Agreement is approved annually
(i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days' written notice to the Trust and the other Co-Administrator. The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality.


       For the fiscal year ended November 30 as indicated, the Co-Administrators received fees under the Co-Administration Agreement, with respect to the Prime Obligations Portfolio, in the amount of:


                                                 2006      2005     2004
                                              ---------- -------- --------
Prime Obligations Portfolio                   $1,352,448 $677,920 $618,352




       Additionally, for the fiscal year ended November 30 as indicated, the Co-Administrators contractually reimbursed the Prime Obligations Portfolio for its expenses reducing administration fees in the amount of:


                                                  2006     2005     2004
                                                -------- -------- --------
Prime Obligations Portfolio                     $299,742 $251,420 $211,148





       The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), with principal offices at 760 Moore Road, King of Prussia, Pennsylvania, 19406, as agent, sells shares of the Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.


       Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.


       Ernst & Young LLP, independent registered public accounting firm, 233 S. Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting and tax related matters.

IN-KIND PURCHASES AND REDEMPTIONS

       Payment for shares of the Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


       Although the Portfolio generally will redeem shares in cash, the Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS


       Shares of the Portfolio are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

       The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

       Except as set forth above and in this Additional Statement, the Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolio's shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.



                            PERFORMANCE INFORMATION


       You may call 800/637-1380 to obtain the current 7-day yield and other performance information or visit northerninstitutionalfunds.com.

       Performance reflects expense limitations, fee waivers and reductions or reimbursements, as previously discussed in this Additional Statement. If such expense limitations, fee waivers, reductions and reimbursements were not in place, the Portfolio's performance would have been reduced.


       The performance of a class of shares of the Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of the Portfolio.

       From time to time, the Portfolio may advertise its "yields" and "effective yields." Yield and effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

       In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share, Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

       "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares, Service Shares and Premier Shares of the Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

       Quotations of yield and effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in Shares, Service Shares and Premier Shares of the Portfolio are not reflected in the calculation of yields for the Portfolio.


       The annualized yield of the Portfolio for the seven-day period ended November 30, 2006 was as follows:



                                         Yield Effective Yield
                                         ----- ---------------
Prime Obligations Portfolio              5.15%      5.28%


       The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Additional Trust Information - Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of the Portfolio for the same seven-day period would have been as follows:


                                         Yield Effective Yield
                                         ----- ---------------
Prime Obligations Portfolio              5.08%      5.21%



       The Portfolio's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. The Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining yield.


       The Portfolio may also quote from time to time the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

                                NET ASSET VALUE


       As stated in the Prospectus, the Portfolio seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.


       Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolio's investment objective, to stabilize the NAV of the Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include
(i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of the Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by the Portfolio, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

       Rule 2a-7 requires that the Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that the Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires the Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


                                     TAXES


       The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.


       The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

       The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. The Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a registered investment company.

       In addition to satisfaction of the Distribution Requirement, the Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses, or
(iii) one or more qualified publicly traded partnerships. The Portfolio intends to comply with these requirements.

       The Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

       If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of the Portfolio's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

       The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

       Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.


TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS


       The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

       In addition, in the case of any shares of a PFIC in which the Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

       The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisors with specific reference to their own tax situation, including the application of state and local taxes.

                             DESCRIPTION OF SHARES

       The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios and are discussed in separate Statements of Additional Information. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of unlimited number of shares of beneficial interest in three separate classes of shares in the Portfolio: Shares, Service Shares and Premier Shares.

       Under the terms of the Trust Agreement, each share of the Portfolio is without par value, which represents a proportionate interest in the Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of the Portfolio, shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Portfolio may be suspended for more than seven days
(i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolio are not issued.


       The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust normally are allocated in proportion to the NAV of the respective investment portfolio except where allocations of direct expenses can otherwise be fairly made.


       Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the investment portfolio affected by the matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.


       The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.


       The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

       The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

       The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the voting provisions of the Trust Agreement; or
(iv) that the Trustees determine to submit to shareholders.

       The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

       Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement:
(i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

       The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

       The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

       In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

       The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series
Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

       The term "majority of the outstanding shares" of either Northern Institutional Funds or the Portfolio or a particular investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Institutional Funds or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Institutional Funds or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Institutional Funds or such Portfolio.


       As of March 15, 2007, substantially all of the Portfolio's outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolio. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 5% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of the Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603) beneficially owned five percent or more of the outstanding shares of the Portfolio's classes as of March 1, 2007:



                                                                        % of
Prime Obligations Portfolio- Shares                  Number of Shares Portfolio
-----------------------------------                  ---------------- ---------
USG Asbestos PIS Trust                                769,527,051.34    17.24%
Packard FDN--Cash Account                             740,409,491.10    16.59%
USG Asbestos PIS Trust                                737,222,733.54    16.52%
Packard FDN--Cash Account                             559,590,508.90    12.54%

                                                                        % of
Prime Obligations Portfolio- Service                 Number of Shares Portfolio
------------------------------------                 ---------------- ---------
Old Second National Bank                              127,484,743.25    77.95%
Simmons First Trust CO NA                              23,076,647.31    14.11%
First Mid-Illinois BK & TR                             12,981,447.66     7.94%

                                                                        % of
Prime Obligations Portfolio- Premier                 Number of Shares Portfolio
------------------------------------                 ---------------- ---------
Downers Grove National Bank                            10,022,439.12      100%


                                 SERVICE PLAN


       The Trust has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares of the Portfolio. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of the Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of
(i) administrative support services performed and expenses incurred in connection with the Portfolio's Service Shares and Premier Shares and
(ii) personal and account maintenance services performed and expenses incurred in connection with the Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily NAV of the Service Shares and Premier Shares of the Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily NAV of the Premier Shares of the Portfolio. Northern Trust will determine the amount of the service agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The service agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

       Payments of the service agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of the Portfolio beneficially owned by Customers;
(ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of the Portfolio owned by Customers;
(iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of the Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of the Portfolio; (v) processing dividend payments on behalf of Customers; and
(vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the service agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern Trust and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio;
(ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, the Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.


       For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of the Portfolio then in existence was as follows:


                                      2006     2005    2004
                                    -------- -------- -------
Prime Obligations Portfolio
   Service Class                    $294,454 $141,230 $87,802
   Premier Class                    $ 66,042 $  2,339     N/A





       Conflict of interest restrictions (including ERISA) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

       The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for the Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 16, 2007.

       The Plan and related agreements will remain in effect until April 30, 2008 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.


       The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty
(60) days' written notice to any other party to the agreement. Each service agreement will terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Portfolio and holders of Service and Premier Shares of the Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                             FINANCIAL STATEMENTS


       The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2006 (the "Annual Report") are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Semiannual Report and Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).


                               OTHER INFORMATION

       The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

       Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

       A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

       "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


       "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

       "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


       Local Currency and Foreign Currency Risks--Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


       Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


       "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

       "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


       "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


       "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


       Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


       "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.


       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.


       "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.



       "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


       "NR" - This designation indicates that Fitch does not publicly rate the associated issuer or issue.

       "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.


       The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


       "R-1 (high)"-- Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.


       "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

       "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

       "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


       "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

       "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

       "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

       "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

       "R-5" - Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.


       "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

       The following summarizes the ratings used by Standard & Poor's for long-term issues:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


       Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


       "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


       "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Local Currency and Foreign Currency Risks--Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       The following summarizes the ratings used by Moody's for long-term debt:

       "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

       "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

       "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

       "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

       "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

       "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

       "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

       "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

       "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

       Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

       The following summarizes long-term ratings used by Fitch:


       "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments.
This capacity is highly unlikely to be adversely affected by foreseeable events.


       "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


       "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

       "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

       "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

       Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".


       "NR" indicates that Fitch does not publicly rate the associated issue or issuer.


       The following summarizes the ratings used by DBRS for long-term debt:

       "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

       "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

       "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

       "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.


       "BB" - Long-term debt rated "BB" is defined to be speculative and non -investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.


       "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


       "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

       "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

       ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings


       A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


       . Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

       . Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

       Note rating symbols are as follows:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:


       "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


       "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

       "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

       In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

       When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

       VMIG rating expirations are a function of each issue's specific structural or credit features.

       "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

       "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

       "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

       "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

       Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings


       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


       Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.


       Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.


       DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

PART C.

                               OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086),

Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471),

Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862),

Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-000216),

Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030),

Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 0000950131-99-000461),

Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333),

Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000927405-00-000027),

Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950131-00-002147),

Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950131-01-000262),

Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950131-01-000510),

Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950131-01-001670),

Post-Effective Amendment No. 49 to such Registration Statement (Accession No. 0000940180-02-000170),

Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000940180-02-000671,

Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950131-03-001758),

Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950131-03-002944),

Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0001193125-04-052241),

Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0001193125-05-014394),

Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0001193125-05-065102),

Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0001193125-06-068444),

Amendment No. 50 under the Investment Company Act of 1940 to the Registration filing (Accession No. 0000950131-01-502545),

Amendment No. 52 under the Investment Company Act of 1940 to the Registration Statement (Accession No. 0000940180-02-000620):

 (a)(1)   Agreement and Declaration of Trust dated July 1, 1997 filed as
          Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, filed on January 16, 1998 (Accession No.0000950131-98-00216) ("PEA No. 36").

    (2) Amendment No. 1 dated February 25, 1998 to the Agreement and Declaration of Trust filed as Exhibit (a)(2) to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, filed on February 1, 1999 (Accession No. 0000950131-99-000461) ("PEA
          No. 39").

    (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust filed as Exhibit (a)(3) to PEA No. 39.

    (4) Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust filed as Exhibit (a)(4) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed on

          October 14, 1999 (Accession No. 0000927405-99-000333) ("PEA No. 41").

    (5) Amendment No. 4 dated January 24, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(5) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, filed on January 28, 2000 (Accession No. 0000927405-00-000027) ("PEA
          No. 43").

    (6) Amendment No. 5 dated May 2, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(6) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, filed on
          January 17, 2001 (Accession No. 0000950131-01-000262) ("PEA No. 46").

    (7) Amendment No. 6 dated November 1, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(7) to PEA No. 46.

    (8) Amendment No. 7 dated July 26, 2001 to the Agreement and Declaration of Trust filed as Exhibit (a)(8) to Amendment No. 50 under the Investment Company Act of 1940 to the Registration Statement, filed on July 31, 2001 (Accession No. 0000950131-01-502545) ("Amendment
          No. 50").

    (9) Amendment No. 8 dated April 29, 2003 to the Agreement and Declaration of Trust filed as Exhibit (a)(9) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, filed on
          March 29, 2004 (Accession No. 0001193125-04-052241) ("PEA No. 53").

    (10) Amendment No. 9 dated May 6, 2005 to the Agreement and Declaration of Trust filed as Exhibit (a)(10) to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A, filed on March 30, 2006 (Accession No. 0001193125-06-068444) ("PEA No. 56").

    (11) Amendment No. 10 dated November 3, 2006 to the Agreement and Declaration of Trust is filed herewith.

 (b)(1)   Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit
          (b)(2) to PEA No. 46.

    (2) Amendment No. 1 dated July 29, 2003 to the Amended and Restated By-Laws filed as Exhibit (b)(2) to PEA No. 53.

    (3) Amendment No. 2 dated April 27, 2004 to the Amended and Restated By-Laws is filed as Exhibit (b)(3) to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, filed on
          January 28, 2005 (Accession No. 0001193125-05-014394) ("PEA No. 54").

    (4) Amendment No. 3 dated July 27, 2004 to the Amended and Restated By-Laws is filed as Exhibit (b)(4) to PEA No. 54.

 (c) Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated July 1, 1997 filed as Exhibit 4 to PEA No. 36.

 (d)(1) Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the "Investment Advisory Agreement") filed as Exhibit (d)(1) to PEA No. 39.

    (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(2) to PEA No. 39.

    (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(3) to PEA No. 39.

    (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(4) to PEA No. 39.

    (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(5) to PEA No. 39.

    (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(6) to PEA No. 39.

    (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(7) to PEA No. 39.

    (8) Addendum No. 7 dated October 5, 1999 to the Investment Advisory Agreement filed as Exhibit (d)(8) to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A, filed on
          January 29, 2002 (Accession No. 0000940180-02-000170) ("PEA No. 49").

    (9) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. filed as Exhibit (d)(8) to PEA No. 39.

    (10) Assumption Agreement dated January 1, 2001 between the Registrant, The Northern Trust Company and Northern Trust Investments, Inc. filed as Exhibit (d)(9) to Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A, filed on
          January 29, 2001 (Accession No. 0000950131-01-000510) ("PEA No. 47").

    (11) Investment Advisory Agreement dated March 1, 2001 between the Registrant and Northern Trust Investments, Inc. filed as Exhibit
          (d)(10) to

          Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A, filed on March 30, 2001 (Accession
          No. 0000950131-01-001670) ("PEA No. 48").

    (12) Assumption Agreement dated May 2, 2001 between Registrant, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(12) to PEA No. 49.

    (13) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(13) to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, filed on
          March 29, 2002 (Accession No. 0000940180-02-000671) ("PEA No. 50").

    (14) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. filed as Exhibit (d)(14) to PEA No. 50.

    (15) Fee Reduction Commitment dated March 1, 2005 by Northern Trust Investments, N.A. filed as Exhibit (d)(15) to Post Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A, filed on March 30, 2005 (Accession No. 0001193125-05-065102)("PEA
          No. 55").

    (16) Fee Reduction Commitment dated February 17, 2006 by Northern Trust Investments, N.A. filed as Exhibit (d)(16) to PEA No. 56.

    (17) Assumption Agreement dated April 1, 2002 between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(15) to PEA No. 50.

    (18) Addendum No. 1 dated August 20, 2003 to the Investment Advisory Agreement between the Registrant and Northern Trust Investments, N.A. filed as Exhibit (d)(16) to PEA No. 53.

 (e)(1) Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC filed as Exhibit (e) to PEA
          No. 48.

    (2) Amended and Restated Schedule A dated August 21, 2003 to the Distribution Agreement by and between Registrant and Northern Funds Distributors, LLC filed as Exhibit (e)(2) to PEA No. 53.

    (f)   Not Applicable.

 (g)(1) Custodian Agreement dated June 8, 1992 between the Registrant and The Northern Trust Company filed as Exhibit 8 to Post-Effective

          Amendment No. 38 to Registrant's Registration Statement on Form N-1A, filed on March 27, 1998 (Accession No. 0000950131-98-002030) ("PEA
          No. 38").

    (2) Addendum No. 1 dated January 8, 1993 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
          Exhibit 8(a) to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed on March 29, 1996 (Accession No. 0000950130-96-001086) ("PEA No. 31").

    (3) Addendum No. 2 dated July 1, 1993 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(b) to PEA No. 31.

    (4) Addendum No. 3 dated October 8, 1996 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
          Exhibit 8(c) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on May 16, 1997 (Accession No. 0000950130-97-002471) ("PEA No. 34").

    (5) Addendum No. 4 dated April 22, 1997 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
          Exhibit 8(d) to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, filed on September 29, 1997 (Accession No. 0000950131-97-005862) ("PEA No. 35").

    (6) Addendum No. 5 dated December 1, 1997 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
          Exhibit 8(e) to PEA No. 38.

    (7) Addendum No. 6 dated January 27, 1998 to the Custodian Agreement between the Registrant and The Northern Trust filed as Exhibit 8(f) to PEA No. 38.

    (8) Addendum No. 7 dated March 31, 1998 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(8) to PEA No. 39.

    (9) Addendum No. 8 dated October 5, 1999 to Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit
          (g)(14) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on March 29, 2000. (Accession No. 0000950131-00-002147) ("PEA No. 44").

    (10) Addendum No. 9 dated March 1, 2001 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit
          (g)(15) to PEA No. 48.

    (11) Addendum No. 10 dated July 31, 2001 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit (g)(11) to Amendment No. 50.

    (12) Addendum 11 dated October 30, 2001 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit
          (g)(12) to PEA No. 49.

    (13) Addendum 12 dated April 29, 2003 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit (g)19 to PEA No. 53.

    (14) Addendum 13 dated July 29, 2003 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit (g)20 to PEA No. 53.

    (15) Foreign Custody Agreement between the Registrant and The Northern Trust Company dated March 1, 1994 filed as Exhibit 8(g) to PEA No. 38.

    (16) Addendum No. 1 dated January 22, 1997 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(f) to PEA No. 34.

    (17) Addendum No. 2 dated January 27, 1998 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(i) to PEA No. 38.

    (18) Addendum No. 3 dated March 31, 1998 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(12) to PEA No. 39.

    (19) Addendum No. 4 dated October 30, 2001 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(17) to PEA No. 49.

    (20) Addendum No. 5 dated July 29, 2003 to the Foreign Custody Agreement between Registrant and The Northern Trust Company filed as Exhibit
          (g)(21) to PEA No. 53.

    (21) Foreign Custody Monitoring Agreement dated May 1, 2001 between the Registrant and The Northern Trust Company filed as Exhibit (g)(18) to

          Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A, filed on March 28, 2003 (Accession No. 0000950131-03-001758) ("PEA No. 51").

 (h)(1) Revised and Restated Transfer Agency Agreement dated January 8, 1993 between the Registrant and The Northern Trust Company filed as
          Exhibit 9(a) to PEA No. 38.

    (2) Addendum No. 1 dated July 1, 1993 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(b) to PEA No. 31.

    (3) Addendum No. 2 dated March 25, 1994 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(c) to PEA No. 31.

    (4) Addendum No. 3 dated January 22, 1997 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(d) to PEA No. 34.

    (5) Addendum No. 4 dated April 22, 1997 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(e) to PEA No. 35.

    (6) Addendum No. 5 dated January 27, 1998 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(f) to PEA No. 38.

    (7) Addendum No. 6 dated March 31, 1998 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(8) to PEA No. 39.

    (8) Addendum No. 7 dated October 5, 1999 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(12) to PEA No. 44.

    (9) Addendum No. 8 dated March 1, 2001 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(13) to PEA No. 48.

    (10) Addendum No. 9 dated July 31, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and Northern Trust Company filed as Exhibit (h)(12) to Amendment No. 50.

    (11) Addendum No. 10 dated October 30, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and Northern Trust Company filed as Exhibit (h)(11) to PEA No. 49.

    (12) Addendum No. 11 dated August 20, 2003 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(12) to PEA No. 53.

    (13) Addendum No. 12 dated February 17, 2006 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(13) to PEA No. 56.

    (14) Shareholder Servicing Plan for Class C and D Shares dated April 27, 1993 as amended on October 5, 1999 and filed as Exhibit (9) to PEA No. 43 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(13) to PEA No. 53.

    (15) Service Plan for the Service and Premier Classes of Shares dated January 27, 1998 as amended on February 2, 2001 and filed as Exhibit
          (h)(10) to PEA No. 48 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(14) to PEA No. 53.

    (16) Assignment and Assumption Agreement dated January 1, 2001 among the Registrant, The Northern Trust Company, Northern Trust Investments, Inc. and PFPC Inc. filed as Exhibit (h)(14) to PEA No. 48.

    (17) Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) filed as Exhibit (h)(11) to PEA No. 43.

    (18) Schedule A to Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) filed as Exhibit (h)(13) to Amendment No. 50.

    (19) Amended and Restated Schedule A dated August 15, 2001 to the Amended and Restated Co-Administration Agreement among the Registrant, The Northern Trust Company and PFPC Inc. filed as Exhibit (h)(17) to PEA No. 51.

    (20) Amendment dated February 8, 2002 to Amended and Restated Co-Administration Agreement between the Registrant and PFPC Inc. filed as Exhibit (h)(15) to Amendment No. 52 under the Investment Company Act of 1940 to the Registration Statement filed on March 28, 2002 (Accession No. 0000940180-02-000620) ("Amendment No. 52").

    (21) Amended and Restated Schedule A dated August 20, 2003 to the Amended and Restated Co-Administration Agreement between Registrant, Northern Trust Investments, N.A. and PFPC Inc. filed as Exhibit (h)(22) to PEA No. 53.

 (i)      Opinion of Drinker Biddle & Reath LLP is filed herewith.

 (j)(1)   Consent of Drinker Biddle & Reath LLP is filed herewith.

    (2) Consent of Independent Registered Public Accounting Firm is filed herewith.

 (k)      Not Applicable.

 (l)(1) Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13 to PEA No. 38.

    (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(a) to PEA No. 38.

    (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(b) to PEA No. 38.

    (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(c) to PEA No. 38.

 (m)      Not Applicable.

 (n)(1) Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System filed as Exhibit (n)(1) to PEA No. 52.

 (p)(1)   Amended Code of Ethics of Trust filed as Exhibit (p)(1) to PEA No. 55.

    (2) Amended Code of Ethics of Northern Trust Investments, N.A. filed as Exhibit (p)(2) to PEA No. 55.

    (3) Amended Code of Ethics of Northern Trust Global Investments (Europe) Limited filed as Exhibit (p)(3) to PEA No. 55.

    (4) Amended Code of Ethics of Northern Trust Global Investments Limited is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company, the related Assumption Agreements between The Northern Trust Company and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.), and the Registrant, The Northern Trust Company and Northern Trust Investments, N.A., and Paragraph 7 of the Investment Advisory Agreement between the Registrant and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) provide for indemnification of Northern Trust Investments, N.A. and Northern Trust Global Investments (Europe) Limited (now known as Northern Trust Global Investments Limited) or, in lieu thereof, contribution by the Registrant, under certain circumstances. Copies of the Investment Advisory Agreements are incorporated herein by reference.

Article 10 of the Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) and the related Assignment and Assumption Agreement between the Registrant, The Northern Trust Company, Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) and PFPC provides that the Registrant will indemnify Northern Trust Investments, N.A. and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Amended and Restated Co-Administration Agreement, Assignment and Assumption Agreement and the Amendment to the Amended and Restated Co-Administration Agreement are incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC ("NFD") provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality. A copy of the Distribution Agreement is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Northern Trust Investments, N.A. ("NTI", formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments Limited ("NTGIL", formerly known and conducting business as Northern Trust Global Investments (Europe) Limited), each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as co-investment advisers of the Balanced, Bond, Intermediate Bond, International Bond, International Growth and Short Bond (formerly known as the Short-Intermediate Bond) Portfolios, and NTI serves as the investment adviser of each of the other Portfolios. NTI and NTGIL are each referred to as "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI and NTGIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with                                   Position with Other
Investment Adviser (NTI)     Name of Other Company             Company
------------------------ -----------------------------  ----------------------
Adams Bradford S., Jr.   The Northern Trust Company     Senior Vice President
Senior Vice President

Aitcheson, James A.      The Northern Trust Company     Senior Vice President
Senior Vice President

Allen-Nichols, Darlene   The Northern Trust Company     Vice President
Vice President

Alley, Brayton B.        The Northern Trust Company     Vice President
Vice President

Alongi, David M.         The Northern Trust Company     Vice President
Vice President

Name and Position
with Investment                                         Position with Other
Adviser (NTI)              Name of Other Company              Company
-----------------      -----------------------------  ------------------------
Atkins, Stephen G.     The Northern Trust Company     Vice President
Vice President

Ayres, Scott R.        The Northern Trust Company     Vice President
Vice President

Azar, Frederick, A.    The Northern Trust Company     Vice President
Vice President

Balon, Jr., Richard E. The Northern Trust Company     Vice President
Vice President

Bandar, Walid S.       The Northern Trust Company     Vice President
Vice President

Bandura, Daniel T.     The Northern Trust Company     Vice President
Vice President

Baras, Ellen G.        The Northern Trust Company     Vice President
Vice President

Barr, Andrea C.        The Northern Trust Company     Vice President
Vice President

Baskin, Jeremy M.      The Northern Trust Company     Senior Vice President
Senior Vice President

Basso, Belinda Jo      The Northern Trust Company     Vice President
Vice President

Beaudoin, Keith J.     The Northern Trust Company     Vice President
Vice President

Beckman, Carl P.       The Northern Trust Company     Senior Vice President
Senior Vice
President & Treasurer

Benson, Jacquelyn M.   The Northern Trust Company     Vice President
Vice President

Bergin, Kathryn L.     The Northern Trust Company     Vice President
Vice President

Bergson, Robert H.     The Northern Trust Company     Senior Vice President
Senior Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTI)     Name of Other Company             Company
------------------------  ---------------------------  -----------------------
Blair, Timothy P.         The Northern Trust Company   Vice President
Vice President

Bleecker, Ali K.          The Northern Trust Company   Senior Vice President
Senior Vice President

Boeckmann, Eric Vonn      The Northern Trust Company   Vice President
Vice President

Brown, Stephanie Lynn     The Northern Trust Company   Vice President
Vice President

Browne, Kieran            The Northern Trust Company   Vice President
Vice President

Buerckholtz, Elizabeth J. The Northern Trust Company   Vice President
Vice President

Bukoll, Martin B.         The Northern Trust Company   Senior Vice President
Senior Vice President

Campbell, Jr., Richard C. The Northern Trust Company   Senior Vice President
Senior Vice President

Carberry, Craig R.        The Northern Trust Company   Senior Attorney
Secretary

Carlson, Christopher W.   The Northern Trust Company   Senior Vice President
Senior Vice President

Carlson, Mark D.          The Northern Trust Company   Senior Vice President
Senior Vice President

Carlson, Robert A.        The Northern Trust Company   Vice President
Vice President

Carriere, Lisa R.         The Northern Trust Company   Vice President
Vice President

Cary, Clinton Scott       The Northern Trust Company   Vice President
Vice President

Casey, Edward J.          The Northern Trust Company   Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Clarke-Czochara, Susan   The Northern Trust Company   Vice President
Vice President

Cole, John S.            The Northern Trust Company   Senior Vice President
Senior Vice President

Connellan, Kevin Anthony The Northern Trust Company   Senior Vice President
Senior Vice President

Corris, David Andrew     The Northern Trust Company   Vice President
Vice President

Cousins, Stephen J.      The Northern Trust Company   Vice President
Vice President

Cristello, John P.       The Northern Trust Company   Vice President
Vice President

Cubeles, Alain           The Northern Trust Company   Senior Vice President
Senior Vice President

D'Arienzo, Louis R.      Northern Trust Bank, N.A.    Vice President
Vice President

Dennehy II, William      The Northern Trust Company   Vice President
Vice President

DeSantis, Philip S.      The Northern Trust Company   Vice President
Vice President

Devlin, Caroline E.      The Northern Trust Company   Vice President
Vice President

Doell, John C.           The Northern Trust Company   Vice President
Vice President

Doyle, Michael T.        The Northern Trust Company   Vice President
Vice President

Driscoll, Peter John     The Northern Trust Company   Vice President
Vice President

Drucker, Michael J.      The Northern Trust Company   Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Dudley, Jr., Orie L.     The Northern Trust Company   Executive Vice President
Director and Executive
Vice President and Chief
Investment Officer

DuMais, Thomas P.        The Northern Trust Company   Vice President
Vice President

Duvall, Margret Eva      The Northern Trust Company   Vice President
Vice President

Dwyer, Patrick E.        The Northern Trust Company   Vice President
Vice President

Easow, Benjamin          The Northern Trust Company   Vice President
Vice President

Egizio, Michael P.       The Northern Trust Company   Vice President
Vice President

Everett, Steven R.       The Northern Trust Company   Senior Vice President
Senior Vice President

Ewing, Peter K.          The Northern Trust Company   Senior Vice President
Senior Vice President

Flood, Peter J.          The Northern Trust Company   Senior Vice President
Senior Vice President

Francis, James B.        The Northern Trust Company   Senior Vice President
Senior Vice President

Franklin, Carolyn D.     The Northern Trust Company   Vice President
Vice President

Freitag, Lee R.          The Northern Trust Company   Vice President
Vice President

Fronk, Christopher A.    The Northern Trust Company   Vice President
Vice President

Gellen, Sophia S.        The Northern Trust Company   Vice President
Vice President

Geller, Stephanie L.     The Northern Trust Company   Vice President
Vice President

Name and Position with                                    Position with Other
Investment Adviser (NTI)      Name of Other Company             Company
------------------------ -------------------------------  ---------------------
Geraghty, Kim Marie      The Northern Trust Company       Former Vice President
Vice President

Gerlach, Jennifer Ann    The Northern Trust Company       Vice President
Vice President

Gossett, Mark C.         The Northern Trust Company       Senior Vice President
Director, Senior Vice
President and Chief
Operating Officer

Gougler, Frederick A.    The Northern Trust Company       Vice President
Vice President

Graham, Katherine D.     The Northern Trust Company       Vice President
Vice President

Gray, Robert S.          The Northern Trust Company       Senior Vice President
Senior Vice President

Griffin, Michelle D.     The Northern Trust Company       Vice President
Vice President

Grove, Gail M.           Northern Trust Securities, Inc.  Vice President
Vice President

Halter, Ann M.           The Northern Trust Company       Vice President
Vice President

Hammer, Alice S.         The Northern Trust Company       Vice President
Vice President

Hance, Geoffrey M.       The Northern Trust Company       Senior Vice President
Senior Vice President

Hare, William A.         The Northern Trust Company       Vice President
Vice President

Harris, Nora Jane        The Northern Trust Company       Vice President
Vice President

Hawkins, Sheri Barker    The Northern Trust Company       Senior Vice President
Senior Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTI)     Name of Other Company             Company
------------------------ ------------------------------ ----------------------
Hausken, Philip Dale     The Northern Trust Company     Senior Vice President
Senior Vice President

Hegyi, Kathleen          The Northern Trust Company     Vice President
Vice President

Heppell, Robert George   The Northern Trust Company     Vice President
Vice President

Hiemenz, Kent C.         The Northern Trust Company     Senior Vice President
Senior Vice President

Hill, Susan              The Northern Trust Company     Senior Vice President
Senior Vice President

Hockley, Jackson L.      The Northern Trust Company     Vice President
Vice President

Holland, Jean-Pierre     The Northern Trust Company     Vice President
Vice President

Honig, Bruce S.          The Northern Trust Company     Vice President
Vice President

Howells, Vanessa Mia     The Northern Trust Company     Vice President
Vice President

Hudson, Ylondia M.       The Northern Trust Company     Vice President
Vice President

Huffman, William T.      Northern Trust Global Advisors President
Director and Senior
Vice President

Hyatt, William E.        The Northern Trust Company     Vice President
Vice President

Inzunza, Richard John    The Northern Trust Company     Vice President
Vice President

Iscra, Daniel P.         The Northern Trust Company     Vice President
Vice President

Iwanicki, John Nicholas  The Northern Trust Company     Senior Vice President
Senior Vice President

Jackson, Tamara L.       The Northern Trust Company     Vice President
Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTI)      Name of Other Company            Company
------------------------   ---------------------------  ----------------------
Jacobs, Peter Milgram      The Northern Trust Company   Vice President
Vice President

Jaeger, Christopher James  The Northern Trust Company   Vice President
Vice President

Jaron, Stephanie B.        The Northern Trust Company   Vice President
Vice President

Johnston, Lucia Anne       The Northern Trust Company   Vice President
Vice President

Jordan, Robin R.           The Northern Trust Company   Vice President
Vice President

Joves, Evangeline Mendoza  The Northern Trust Company   Vice President
Vice President

Kalis, David P.            The Northern Trust Company   Senior Vice President
Senior Vice President

Kanter, Ann Figge          The Northern Trust Company   Vice President
Vice President

Kay, Kendall Lee           The Northern Trust Company   Senior Vice President
Senior Vice President

Kemp, Glenn E.             The Northern Trust Company   Vice President
Vice President

King III, Archibald E.     The Northern Trust Company   Senior Vice President
Senior Vice President

Koch, Deborah L.           The Northern Trust Company   Vice President
Vice President

Kollannur, Robin R.        The Northern Trust Company   Vice President
Vice President

Konstantos, John A.        The Northern Trust Company   Vice President
Vice President

Korytowski, Donald H.      The Northern Trust Company   Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Kotsogiannis, Nikolas    The Northern Trust Company   Vice President
Vice President

Kovacs, Michael R.       The Northern Trust Company   Vice President
Vice President

Krauter, Michael L.      The Northern Trust Company   Vice President
Vice President

Kresnicka, Kevin R.      The Northern Trust Company   Vice President
Vice President

Krieg, John L.           The Northern Trust Company   Senior Vice President
Senior Vice President

Krull, Gerald M.         The Northern Trust Company   Senior Vice President
Senior Vice President

Kuhl, Gregory M.         The Northern Trust Company   Vice President
Senior Vice President

Laciak, Therese M.       The Northern Trust Company   Vice President
Vice President

Lamb, David              The Northern Trust Company   Vice President
Vice President

Laughlin, Roberta J.     The Northern Trust Company   Vice President
Vice President

Letts, Heather Marie     The Northern Trust Company   Vice President
Vice President

Logan, Lyle              The Northern Trust Company   Executive Vice President
Director and Executive
Vice President

Ludwig, Jeanne M.        The Northern Trust Company   Vice President
Vice President

Lupi, Lisa Ann           The Northern Trust Company   Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Lyons, William A.        The Northern Trust Company   Vice President
Vice President

Ma, Lingjie              The Northern Trust Company   Vice President
Vice President

Marchese, Peter          The Northern Trust Company   Senior Vice President
Senior Vice President

Marcoline, Michael J.    The Northern Trust Company   Vice President
Vice President

Marshe, Daniel J.        The Northern Trust Company   Vice President
Vice President

Mastantuono, Deborah A.  The Northern Trust Company   Vice President
Vice President

Matteucci, Peter L.      The Northern Trust Company   Vice President
Vice President

McCart, Mary Jane        The Northern Trust Company   Senior Vice President
Senior Vice President

McDonald, James D.       The Northern Trust Company   Senior Vice President
Senior Vice President

McEldowney, Douglas J.   The Northern Trust Company   Vice President
Vice President

McGregor, Timothy T.     The Northern Trust Company   Senior Vice President
Senior Vice President

McHugh, David K.         The Northern Trust Company   Senior Vice President
Senior Vice President

Mecca, Melinda S.        The Northern Trust Company   Senior Vice President
Senior Vice President

Mehta, Ashish R.         The Northern Trust Company   Vice President
Vice President

Mendel, Roger A.         The Northern Trust Company   Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Meservey, Marilyn J.     The Northern Trust Company   Vice President
Vice President

Michaels, Peter M.       The Northern Trust Company   Vice President
Vice President

Misik, Timothy A.        The Northern Trust Company   Vice President
Vice President

Mitchell, Robert G.      The Northern Trust Company   Vice President
Vice President

Muench, Scott O.         Northern Trust Bank, N.A.    Vice President
Vice President

Murphy, Shaun Daniel     The Northern Trust Company   Vice President
Vice President

Myre, Matthew L.         The Northern Trust Company   Vice President
Vice President

Nass, Curtis A.          The Northern Trust Company   Vice President
Vice President

Nellans, Charles J.      The Northern Trust Company   Vice President
Vice President

Nelson, Daniel J.        The Northern Trust Company   Vice President
Vice President

Nickey III, William M.   The Northern Trust Company   Vice President
Vice President

O'Brien, Thomas E.       The Northern Trust Company   Vice President
Vice President

O'Connor, Eileen M.      The Northern Trust Company   Vice President
Vice President

O'Shaughnessy, Kevin J.  The Northern Trust Company   Vice President
Vice President

Page, Thomas R.          The Northern Trust Company   Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Peron, Matthew           The Northern Trust Company   Senior Vice President
Senior Vice President

Phelan, Daniel I.        The Northern Trust Company   Vice President
Vice President

Pollak, Donald R.        The Northern Trust Company   Senior Vice President
Senior Vice President

Pries, Katie D.          The Northern Trust Company   Senior Vice President
Senior Vice President

Quinn, Patrick D.        The Northern Trust Company   Vice President
Vice President

Quintana, Maria E.       The Northern Trust Company   Vice President
Vice President

Rakowski, Andrew F.      The Northern Trust Company   Vice President
Vice President

Rakvin, Chad M.          The Northern Trust Company   Senior Vice President
Senior Vice President

Reeder, Brent D.         The Northern Trust Company   Vice President
Vice President

Reller, Jacqueline R.    The Northern Trust Company   Vice President
Vice President

Renaud, Donna Lee        The Northern Trust Company   Vice President
Vice President

Riggins, Amy D.          The Northern Trust Company   Vice President
Vice President

Robertson, Colin A.      The Northern Trust Company   Senior Vice President
Senior Vice President

Rocha, Heather Parkes    The Northern Trust Company   Vice President
Vice President

Rocheleau, Duane S.      The Northern Trust Company   Senior Vice President
Senior Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------  --------------------------  ------------------------
Rowohlt, Theresa Marie    The Northern Trust Company  Vice President
Vice President

Runquist, Lori Rae        The Northern Trust Company  Senior Vice President
Senior Vice President

Ryer, Alexander B.        The Northern Trust Company  Vice President
Vice President

St. Claire, Joyce         The Northern Trust Company  Executive Vice President
Director and Executive
Vice President

Santiccioli, Steven J.    Northern Trust Bank, N.A.   Vice President
Vice President

Schoenfeld, Steven Andrew The Northern Trust Company Senior Vice President Senior Vice President

Schreuder, Jana           The Northern Trust Company  Executive Vice President
Director

Schweitzer, Eric K.       The Northern Trust Company  Senior Vice President
Senior Vice President

Sclafani, Guy J.          The Northern Trust Company  Vice President
Vice President

Seward, Richard R.        The Northern Trust Company  Vice President
Vice President

Skjervem, John D.         The Northern Trust Company  Senior Vice President
Senior Vice President

Skowron, Gail A.          The Northern Trust Company  Vice President
Vice President

Sliney, Stephen P.        The Northern Trust Company  Vice President
Vice President

Southworth, Theodore T.   The Northern Trust Company  Senior Vice President
Senior Vice President

Stewart, Alison W.        The Northern Trust Company  Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Stewart, Colin S.        The Northern Trust Company   Vice President
Vice President

Stoeber, Kurt S.         The Northern Trust Company   Vice President
Vice President

Streed, Robert N.        The Northern Trust Company   Senior Vice President
Senior Vice President

Stournaras, Peter C.     The Northern Trust Company   Senior Vice President
Senior Vice President

Strumphler, Anton D.     The Northern Trust Company   Senior Vice President
Senior Vice President

Sullivan, Carol H.       The Northern Trust Company   Senior Vice President
Senior Vice President

Sullivan, Kevin P.       The Northern Trust Company   Vice President
Vice President

Swalla, Linda Jo         The Northern Trust Company   Vice President
Vice President

Szaflik, Carolyn B.      Northern Trust Bank, N.A.    Vice President
Vice President

Szostak II, Jon E.       The Northern Trust Company   Vice President
Vice President

Szymanek, Frank D.       The Northern Trust Company   Senior Vice President
Senior Vice President

Taylor, Brad L.          The Northern Trust Company   Vice President
Vice President

Taylor, James C.         The Northern Trust Company   Vice President
Vice President

Thomas, Sunitha Cherian  The Northern Trust Company   Vice President
Vice President

Tome, Craig E.           The Northern Trust Company   Vice President
Vice President

Toth, Terence J.         The Northern Trust Company   President
Director and President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------  --------------------------- ------------------------
Trethaway, Jennifer Kamp The Northern Trust Company Executive Vice President Executive Vice President

Turner, Betsy Licht       The Northern Trust Company  Senior Vice President
Senior Vice President

Tushman, Matthew R.       The Northern Trust Company  Vice President
Vice President

Van Alystyne,             The Northern Trust Company  Vice President
Christopher Ward
Vice President

Van Liew, Kristina M.     The Northern Trust Company  Senior Vice President
Senior Vice President

Varchetto, Brett A.       The Northern Trust Company  Vice President
Vice President

Vardas, Michael A.        The Northern Trust Company  Senior Vice President
Director & Senior Vice
President

Vigsnes II, Richard Allan The Northern Trust Company Senior Vice President Senior Vice President

Waddell, Frederick H.     The Northern Trust Company  President, C&IS
Director

Weller II, Andrew M.      The Northern Trust Company  Vice President
Vice President

Walker, Sharon M.         The Northern Trust Company. Vice President
Vice President

Warner, Scott B.          The Northern Trust Company  Vice President
Vice President

Wennlund, Lloyd A.        The Northern Trust Company  Executive Vice President
Director and Executive
Vice President

Wetter, Steven R.         The Northern Trust Company  Senior Vice President
Senior Vice President

Wilken, Heather Ryan      The Northern Trust Company  Vice President
Vice President

Name and Position with                                  Position with Other
Investment Adviser (NTI)    Name of Other Company             Company
------------------------ ---------------------------  ------------------------
Wilkins, Anthony E.      The Northern Trust Company   Senior Vice President
Senior Vice President

Williams, Vincent C.     The Northern Trust Company   Vice President
Vice President

Winters, Marie C.        The Northern Trust Company   Vice President
Vice President

Wolfe, Joseph Eugene     The Northern Trust Company   Vice President
Vice President

Wong, Kai Yee            Northern Trust Bank, N.A.    Vice President
Vice President

Wosneski, Keith A.       The Northern Trust Company   Vice President
Vice President

Wright, Mary Kay         The Northern Trust Company   Vice President
Vice President

Zutshi, Ajay             The Northern Trust Company   Vice President
Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTGIL)    Name of Other Company            Company
-------------------------- ---------------------------  ----------------------
Ballantyne, Melissa
Vice President

Bartholomew, Richard E.
Director & Senior Vice
President

Bowers, Wayne G.
Senior Vice President

Bright, Jenny
Vice President

Clack Andrew
Vice President

Cohen, Simon
Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTGIL)   Name of Other Company             Company
-------------------------- --------------------------  ------------------------
Cooke, Lucy
Vice President

Dowds, Stephen
Senior Vice President

Dudley, Jr., Orie L.       The Northern Trust Company  Executive Vice President
Director

Ekers, Martin
Vice President

Fonseka, Jan
Vice President

Franklin, Neal
Vice President

Gossett, Mark C.
Director and Senior
Vice President

Haenecour, Didier
Vice President

Hardy, Kevin S. L.
Senior Vice President

Hessels, Morella
Vice President

Hodgson, Lesley E.
Senior Vice President

Jackson, Sue
Vice President

Jones, Diane
Vice President

Khan, Adnan Ahmed
Vice President

Kilcommons, John
Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTGIL)   Name of Other Company             Company
-------------------------- --------------------------  ------------------------
Marchand, Marina
Vice President

McCormack, Cherry
Senior Vice President

Muniz, Troy Armando
Senior Vice President

Pesci, Marcelo
Vice President

Potter, Stephen N.         The Northern Trust Company  Executive Vice President
Director and Executive
Vice President

Powell, Alison
Vice President

Rebelo, Bert
Vice President

Robinson, David Payne
Vice President

Ring, Nicholas
Director & Senior Vice
President

Rochford, Kevin            The Northern Trust Company  Senior Vice President
Director

Rothon, David
Vice President

Sagraves, Barry            The Northern Trust Company  Senior Vice President
Senior Vice President

Scallergood, Judith
Vice President

Skinner, Hugh Antony
Vice President

Tomlinson, Gillie
Vice President

Name and Position with                                   Position with Other
Investment Adviser (NTGIL)     Name of Other Company           Company
--------------------------   -------------------------  ----------------------
Waller, Jacqueline Elizabeth
Vice President

Warner, Mark
Vice President

Watson, Stephen D.
Vice President

White, Antony K.
Vice President

Winkle, Elinor
Vice President

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Northern Funds Distributors, LLC ("the Distributor") acts as principal underwriter for the following investment companies as of March 31, 2007:

                                Northern Funds

          The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 760 Moore Rd., King of Prussia, PA 19406.

     (b) Northern Funds Distributors, LLC ("the Distributor") is a wholly-owned subsidiary of PFPC Distributors, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company. The Distributor is a single-member, Wisconsin, limited liability company. As such, it does not have a board of directors.

          The following is a list of the executive officers of the Distributor:

           Brian Burns          Chief Executive Officer and President
           Rita G. Adler        Chief Compliance Officer
           John Munera          Anti-Money Laundering Officer
           Jodi Jamison         Chief Legal Officer
           Julie Bartos         Assistant Secretary and Assistant Clerk
           Bradley A. Stearns   Assistant Secretary and Assistant Clerk
           Charlene Wilson      Treasurer and Financial & Operations Principal,
                                  Chief Financial Officer
           Maria Schaffer       Controller and Assistant Treasurer
           Bruno Di Stefano     Vice President
           Susan K. Moscaritolo Vice President
           Ronald Berge         Assistant Vice President

     (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of PFPC Inc., 99 High Street, 27th Floor, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at 760 Moore Road, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603 and NTI, 50 S. LaSalle Street, Chicago Illinois 60603.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 57 pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 57 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 30th day of March, 2007.

                                         NORTHERN INSTITUTIONAL FUNDS

                                         By: /s/ Lloyd A. Wennlund
                                             ----------------------------------
                                             Lloyd A. Wennlund
                                             President

   Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 57 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Name                            Title                   Date
--------------------------------  -----------------------------  --------------

/s/ Lloyd A. Wennlund             President (Principal           March 30, 2007
--------------------------------  Executive Officer)
Lloyd A. Wennlund

/s/ Stuart N. Schuldt             Treasurer (Principal           March 30, 2007
--------------------------------  Financial Officer and
Stuart N. Schuldt                 Principal Accounting Officer)

/s/ William L. Bax                Trustee                        March 30, 2007
--------------------------------
William L. Bax

/s/ Richard G. Cline              Trustee                        March 30, 2007
--------------------------------
Richard G. Cline

/s/ Edward J. Condon, Jr.         Trustee                        March 30, 2007
--------------------------------
Edward J. Condon, Jr.

/s/ Sharon Gist Gilliam           Trustee                        March 30, 2007
--------------------------------
Sharon Gist Gilliam

/s/ Sandra Polk Guthman           Trustee                        March 30, 2007
--------------------------------
Sandra Polk Guthman

/s/ Michael E. Murphy             Trustee                        March 30, 2007
--------------------------------
Michael E. Murphy

              Name                            Title                   Date
--------------------------------  -----------------------------  --------------

/s/ Mary Jacobs Skinner           Trustee                        March 30, 2007
-------------------------------
Mary Jacobs Skinner

/s/ Richard P. Strubel            Trustee                        March 30, 2007
-------------------------------
Richard P. Strubel

/s/ Terence J. Toth               Trustee                        March 30, 2007
-------------------------------
Terence J. Toth

                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          ---------------------------------------------------------

(a)(11)              Amendment No. 10 dated November 3, 2006 to the Agreement
                       and Declaration of Trust.

(i)                  Opinion of Drinker Biddle & Reath LLP.

(j)(1)               Consent of Drinker Biddle & Reath LLP.

(j)(2)               Consent of Independent Registered Public Accounting Firm.

(p)(4)               Amended Code of Ethics of Northern Trust Global
                       Investments Limited.